UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06110

Western Asset Funds, Inc.

Name of Fund:

385 East Colorado Boulevard Pasadena, CA 91101
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Item 1 – Report to Shareholders

Western Asset Funds, Inc.

Western Asset Absolute Return Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

Annual Report to Shareholders

March 31, 2008

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Absolute Return Portfolio

The average annual total returns for the Western Asset Absolute Return Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08	One Year	Since InceptionA
Western Asset Absolute Return Portfolio:
Institutional Class	-0.74%	+1.31%	+4.55%
Financial Intermediary Class	-0.80%	+1.03%	+3.20%
Lehman Aggregate Bond IndexB	+2.17%	+7.67%	+8.23%
Merrill Lynch Constant Maturity 3-month LIBOR IndexC	+1.33%	+5.62%	+5.60%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Classes were 1.09% and 1.40%, respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution fees (if any) and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Classes were 0.89%, and 1.35%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses to 1.10% with respect to the Institutional Class and 1.35% with respect to the Financial Intermediary Class of the Fund’s average daily net assets attributable to each share class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Class’s Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan for Financial Intermediary Class Shares, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

A

The Fund’s Institutional Class inception date is July 6, 2006. The Fund’s Financial Intermediary Class inception date is September 6, 2006. Since-inception index returns are for periods beginning June 30, 2006. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

C	An unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most available dollar-denominated deposits.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

A year ago, the Federal Reserve Board’s (Fed)D predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted spread (Ted)E, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)F in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was negative for the 12-month period ended March 31, 2008, with strategies producing negative results. For this period, the Fund’s Institutional Class’s total return was +1.31%, which underperformed both of its benchmarks, the Lehman Aggregate Bond Index’s total return of +7.67% and the Merrill Lynch Constant Maturity 3-month LIBOR Index’s total return of +5.62%. The primary strategy was an emphasis on the mortgage-backed sector, which suffered in the wake of the financial crisis. We had diversified into a number of select non-agency issues, which were particularly impacted and further negatively impacted performance. Corporate bond spreads widened to their highest levels ever, and an allocation to investment grade and high yield corporate debt, as well as bank loans, also had a significant negative impact on performance. A modest allocation to Treasury Inflation-Protected Securities (TIPS) and a curve-steepening strategy were two bright spots, though these hedges were not nearly enough to offset the worst environment for taking risk during the post-war era.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

D

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

E	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
F	100 basis points (bps) = 1%

Annual Report to Shareholders

Expense Example

Western Asset Absolute Return Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2007 and held through March 31, 2008.

Actual Expense

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Examples for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Institutional Class:
Actual	$1,000.00	$997.80	$4.16
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.20
Financial Intermediary Class:
Actual	$1,000.00	$996.30	$5.15
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.22

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.83% and 1.03% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Absolute Return Portfolio

The graphs compare the Fund’s total returns to that of two broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indexes do not include any transaction costs associated with buying and selling securities in the indexes or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning June 30, 2006.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

B	Index returns are for periods beginning August 31, 2006.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2008)C

Standard & Poor’s Debt RatingsD

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

D	Source: Standard & Poor's.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Absolute Return Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Long-Term Securities	102.1%

Corporate Bonds and Notes	22.8%

Airlines	0.2%
Continental Airlines Inc.		6.820%	5/1/18	$61,713	$58,356
Continental Airlines Inc.		6.703%	6/15/21	63,424	60,887
United Air Lines Inc.		7.032%	10/1/10	163,897	162,258
United Air Lines Inc.		7.186%	10/1/12	618,334	612,150
US Airways Pass-Through Trust		6.850%	1/30/18	314,865	299,122

					1,192,773

Auto Components	0.1%
Visteon Corp.		8.250%	8/1/10	950,000	776,625

Automobiles	N.M.
Ford Motor Co.		4.250%	12/15/36	80,000	68,600	A

Building Products	0.1%
Associated Materials Inc.		9.750%	4/15/12	365,000	354,050
Associated Materials Inc.		0.000%	3/1/14	155,000	105,787	B
Masco Corp.		7.125%	8/15/13	50,000	50,367

					510,204

Capital Markets	2.9%
Goldman Sachs Capital II		5.793%	12/29/49	60,000	39,966	B
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	100,000	63,250	B
Lehman Brothers Holdings Inc.		5.625%	1/24/13	1,000,000	972,365
Lehman Brothers Holdings Inc.		6.200%	9/26/14	320,000	315,624
Lehman Brothers Holdings Inc.		6.750%	12/28/17	2,350,000	2,259,090
Merrill Lynch and Co. Inc.		5.450%	2/5/13	3,490,000	3,433,668
Merrill Lynch and Co. Inc.		6.050%	5/16/16	1,980,000	1,878,869
The Bear Stearns Cos. Inc.		6.950%	8/10/12	2,330,000	2,331,149
The Bear Stearns Cos. Inc.		7.250%	2/1/18	4,550,000	4,701,929

					15,995,910

Commercial Banks	1.4%
HSBC Bank PLC		7.000%	11/1/11	294,268	313,006
HSBC Bank USA		7.000%	11/1/11	265,317	286,585	C,D
HSBC Bank USA		7.000%	11/1/11	255,338	275,393	C,D
Wachovia Corp.		5.750%	2/1/18	6,850,000	6,709,465

					7,584,449

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Commercial Services and Supplies	0.1%
Allied Security Escrow Corp.		11.375%	7/15/11	$250,000	$215,000
PHH Corp.		7.125%	3/1/13	110,000	104,785

					319,785

Consumer Finance	3.2%
American Express Co.		6.800%	9/1/66	40,000	37,609	B
American General Finance Corp.		6.900%	12/15/17	1,000,000	977,274
Ford Motor Credit Co.		7.375%	10/28/09	4,360,000	3,972,540
Ford Motor Credit Co.		9.750%	9/15/10	2,000,000	1,781,546
Ford Motor Credit Co.		9.875%	8/10/11	3,700,000	3,299,482
GMAC LLC		5.850%	1/14/09	1,320,000	1,230,892
GMAC LLC		6.875%	9/15/11	2,700,000	2,066,483
GMAC LLC		6.000%	12/15/11	1,600,000	1,195,989
GMAC LLC		6.625%	5/15/12	1,500,000	1,134,723
GMAC LLC		8.000%	11/1/31	2,930,000	2,099,908

					17,796,446

Containers and Packaging	N.M.
Graham Packaging Co. Inc.		9.875%	10/15/14	100,000	84,000
Graphic Packaging International Corp.		9.500%	8/15/13	150,000	144,000

					228,000

Diversified Financial Services	2.3%
Air 2 US		8.027%	10/1/19	892,253	811,950	C
BAC Capital Trust XIV		5.630%	12/31/49	40,000	29,248	B
Citigroup Inc.		5.500%	2/15/17	5,570,000	5,217,486
Citigroup Inc.		6.875%	3/5/38	1,380,000	1,379,024
East Lane Re Ltd.		9.239%	5/6/11	300,000	304,503	C,E
El Paso Performance-Linked		7.750%	7/15/11	340,000	347,629	C
General Electric Capital Corp.		6.375%	11/15/67	60,000	58,711	B
Glen Meadow Pass-Through Certificates		6.505%	2/12/67	100,000	85,356	B,C
Kaupthing Bank Hf		7.625%	2/28/15	3,130,000	2,946,269	C,F
Leucadia National Corp.		8.125%	9/15/15	250,000	251,250
Sigma Finance Inc.		8.500%	8/11/16	500,000	469,100	C,D
TNK-BP Finance SA		7.875%	3/13/18	370,000	341,788	C
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	330,000	317,625
ZFS Finance USA Trust II		6.450%	12/15/65	500,000	454,525	B,C

					13,014,464

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services	0.8%
AT&T Inc.		5.500%	2/1/18	$2,930,000	$2,868,880
Citizens Communications Co.		7.875%	1/15/27	490,000	420,175
Level 3 Financing Inc.		9.250%	11/1/14	500,000	408,750
Qwest Corp.		7.500%	10/1/14	190,000	185,250
Windstream Corp.		8.625%	8/1/16	480,000	471,600

					4,354,655

Electric Utilities	1.2%
Energy Future Holdings Corp.		10.875%	11/1/17	20,000	20,200	C
Energy Future Holdings Corp.		11.250%	11/1/17	4,810,000	4,761,900	C,G
FirstEnergy Corp.		6.450%	11/15/11	1,870,000	1,957,438
FirstEnergy Corp.		7.375%	11/15/31	100,000	108,780

					6,848,318

Food and Staples Retailing	0.6%
CVS Corp.		9.350%	1/10/23	500,000	485,000	C
CVS Corp.		5.298%	1/11/27	33,752	32,211	C
CVS Lease Pass-Through Trust		5.880%	1/10/28	44,632	41,062	C
CVS Lease Pass-Through Trust		6.036%	12/10/28	119,548	113,887	C
Safeway Inc.		7.250%	2/1/31	1,360,000	1,449,971
The Kroger Co.		6.150%	1/15/20	1,100,000	1,129,586

					3,251,717

Food Products	0.1%
H.J. Heinz Co.		6.428%	12/1/08	100,000	101,692	C
Sara Lee Corp.		6.250%	9/15/11	150,000	158,913

					260,605

Gas Utilities	0.1%
Suburban Propane Partners LP		6.875%	12/15/13	600,000	585,000

Health Care Equipment and Supplies	N.M.
Advanced Medical Optics Inc.		7.500%	5/1/17	250,000	215,000

Health Care Providers and Services	2.5%
AmerisourceBergen Corp.		5.875%	9/15/15	50,000	49,098
Cardinal Health Inc.		5.800%	10/15/16	60,000	60,279
DaVita Inc.		6.625%	3/15/13	500,000	485,000
HCA Inc.		9.125%	11/15/14	10,000	10,300
HCA Inc.		6.500%	2/15/16	893,000	752,352
HCA Inc.		9.250%	11/15/16	910,000	944,125

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Health Care Providers and Services—Continued
HCA Inc.		9.625%	11/15/16	$599,000	$621,462	G
Tenet Healthcare Corp.		6.375%	12/1/11	670,000	604,675
Tenet Healthcare Corp.		6.500%	6/1/12	380,000	335,350
Tenet Healthcare Corp.		9.875%	7/1/14	29,000	28,058
U.S. Oncology Holdings Inc.		7.949%	3/15/12	347,000	267,190	E,G
UnitedHealth Group Inc.		4.875%	2/15/13	6,360,000	6,282,351
UnitedHealth Group Inc.		4.875%	4/1/13	940,000	928,326
UnitedHealth Group Inc.		6.000%	2/15/18	1,210,000	1,185,216
WellPoint Inc.		5.875%	6/15/17	1,470,000	1,438,736

					13,992,518

Hotels, Restaurants and Leisure	0.1%
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	250,000	242,500
MGM MIRAGE		6.625%	7/15/15	140,000	121,800
River Rock Entertainment Authority		9.750%	11/1/11	220,000	218,900
Starwood Hotels and Resorts Worldwide Inc.		7.875%	5/1/12	50,000	52,210

					635,410

Household Durables	0.1%
Norcraft Cos.		9.000%	11/1/11	480,000	483,600

Independent Power Producers and Energy Traders	0.9%
Dynegy Holdings Inc.		8.375%	5/1/16	420,000	415,800
Dynegy Holdings Inc.		7.750%	6/1/19	30,000	28,050
Edison Mission Energy		7.000%	5/15/17	190,000	189,050
Edison Mission Energy		7.200%	5/15/19	250,000	246,875
Edison Mission Energy		7.625%	5/15/27	90,000	84,600
NRG Energy Inc.		7.375%	2/1/16	250,000	245,000
The AES Corp.		7.750%	3/1/14	1,800,000	1,811,250
The AES Corp.		7.750%	10/15/15	300,000	302,250
The AES Corp.		8.000%	10/15/17	1,630,000	1,650,375

					4,973,250

Insurance	1.1%
American International Group Inc.		5.850%	1/16/18	4,420,000	4,337,527
ASIF Global Financing XIX		4.900%	1/17/13	1,400,000	1,378,807	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Corporate Bonds and Notes—Continued

Insurance—Continued
MetLife Inc.		6.400%	12/15/36	$50,000		$39,732
The Travelers Cos. Inc.		6.250%	3/15/37	120,000		105,843	B

						5,861,909

IT Services	N.M.
SunGard Data Systems Inc.		10.250%	8/15/15	250,000		251,250

Media	0.2%
Affinion Group Inc.		11.500%	10/15/15	430,000		414,950
Charter Communications Operating LLC		10.875%	9/15/14	160,000		157,600	C
Comcast Corp.		6.500%	1/15/17	70,000		71,492
EchoStar DBS Corp.		7.125%	2/1/16	300,000		279,750
Gannett Co. Inc.		6.375%	4/1/12	40,000		41,283
Idearc Inc.		8.000%	11/15/16	250,000		161,875
News America Inc.		6.650%	11/15/37	50,000		50,425	C
Viacom Inc.		5.750%	4/30/11	100,000		101,065

						1,278,440

Metals and Mining	0.3%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	1,000,000		1,061,250
Steel Dynamics Inc.		7.750%	4/15/16	510,000		510,637	C

						1,571,887

Multi-Utilities	0.4%
Dominion Resources Inc.		5.700%	9/17/12	2,170,000		2,272,417

Multiline Retail	0.1%
The Neiman-Marcus Group Inc.		10.375%	10/15/15	470,000		470,000

Oil, Gas and Consumable Fuels	2.4%
Anadarko Petroleum Corp.		3.200%	9/15/09	170,000		166,783	E
Anadarko Petroleum Corp.		5.950%	9/15/16	540,000		558,440
Belden and Blake Corp.		8.750%	7/15/12	1,060,000		1,062,650
Chesapeake Energy Corp.		6.375%	6/15/15	400,000		388,000
Chesapeake Energy Corp.		6.500%	8/15/17	100,000		96,500
El Paso Corp.		7.000%	6/15/17	2,640,000		2,715,264
Energy Transfer Partners LP		6.700%	7/1/18	1,410,000		1,420,547
Exco Resources Inc.		7.250%	1/15/11	300,000		291,750
Gazprom		6.950%	8/6/09	5,470,000	RUB	231,594
Gazprom		6.790%	10/29/09	620,000	RUB	26,138
Gazprom		7.000%	10/27/11	210,000	RUB	8,723

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Kinder Morgan Energy Partners LP		6.000%	2/1/17	$1,000,000	$995,169
Kinder Morgan Energy Partners LP		5.950%	2/15/18	4,570,000	4,525,954
Parker Drilling Co.		9.625%	10/1/13	180,000	189,450
Petrohawk Energy Corp.		9.125%	7/15/13	250,000	256,875
SemGroup LP		8.750%	11/15/15	335,000	306,525	C
VeraSun Energy Corp.		9.375%	6/1/17	250,000	171,250	C
Whiting Petroleum Corp.		7.250%	5/1/12	160,000	158,000

					13,569,612

Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	250,000	313	H,F

Real Estate Investment Trusts	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	60,000	58,526
iStar Financial Inc.		5.850%	3/15/17	770,000	531,300

					589,826

Real Estate Management and Development	0.1%
Realogy Corp.		12.375%	4/15/15	755,000	335,975	C

Road and Rail	0.1%
Hertz Corp.		8.875%	1/1/14	200,000	189,500
Hertz Corp.		10.500%	1/1/16	530,000	496,213
Saint Acquisition Corp.		12.500%	5/15/17	120,000	48,900	C

					734,613

Textiles, Apparel and Luxury Goods	N.M.
Oxford Industries Inc.		8.875%	6/1/11	200,000	190,000

Thrifts and Mortgage Finance	1.2%
Countrywide Financial Corp.		3.196%	4/30/08	2,200,000	2,187,499	E
Countrywide Financial Corp.		2.874%	6/18/08	300,000	294,920	E
Residential Capital LLC		7.098%	4/17/09	90,000	51,300	E
Residential Capital LLC		6.178%	5/22/09	250,000	142,500	E,I
Residential Capital LLC		8.000%	2/22/11	1,480,000	725,200
Washington Mutual Inc.		5.250%	9/15/17	1,250,000	943,750
Washington Mutual Inc.		7.250%	11/1/17	2,930,000	2,292,725

					6,637,894

Trading Companies and Distributors	N.M.
Ashtead Capital Inc.		9.000%	8/15/16	200,000	162,000	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Transportation Infrastructure	0.1%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	$480,000	$490,800	G

Wireless Telecommunication Services	N.M.
Rural Cellular Corp.		6.076%	6/1/13	20,000	20,000	E

Total Corporate Bonds and Notes (Cost—$134,473,901)					127,524,265
Asset-Backed Securities	5.4%

Fixed Rate Securities	0.6%
ABSC Manufactured Housing Contract 2004-CN1		8.400%	12/2/30	170,000	141,950	C
Bombardier Capital Mortgage Securitization Corp. 2000-A A3		7.830%	6/15/30	1,766,467	1,222,317
Centex Home Equity 2003-B AF4		3.735%	2/25/32	142,664	138,460
Lehman XS Trust 2007-1 WF1		7.000%	1/25/37	1,723,528	1,447,344
Oakwood Mortgage Investors Inc. 1999-D A1		7.840%	11/15/29	317,598	309,777
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	390,000	195,232	C

					3,455,080

Indexed SecuritiesE	4.6%
ACE Securities Corp. 2006-GP1 A		2.729%	2/25/31	776,291	697,190
Asset Backed Securities Corp. Home Equity Loan Trust 2007-HE1 A4		2.739%	12/25/36	1,470,000	1,076,762
Bear Stearns Asset-Backed Securities Trust 2006-SD2		2.799%	6/25/36	902,135	811,005
Carrington Mortgage Loan Trust 2006-NC4 A2		2.699%	10/25/36	1,450,000	1,292,279
Citigroup Mortgage Loan Trust Inc. 2006-SHL1 A1		2.799%	11/25/45	233,061	201,520	C
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		2.999%	11/25/46	591,024	354,431	C
Countrywide Home Equity Loan Trust 2006-B 2A		2.988%	5/15/36	590,709	483,077
Fremont Home Loan Trust 2006-B 2A2		2.699%	8/25/36	3,000,000	2,766,255
GMAC Mortgage Corp. Loan Trust 2006-HE4 A1		2.669%	12/25/36	2,600,000	2,593,008
GSAMP Trust 2006-SEA1 A		2.899%	5/25/36	486,125	383,966	C
GSRPM Mortgage Loan Trust 2006-2 A2		2.899%	9/25/36	677,126	504,330	C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
HSI Asset Securitization Corp. Trust 2007-NC1 A3		2.779%	4/25/37	$2,740,000	$1,941,689
IndyMac Seconds Asset Backed Trust A-A		2.729%	6/25/36	1,443,387	556,182
IXIS Real Estate Capital Trust 2005-HE4 A3		2.939%	2/25/36	1,300,000	1,259,491
Lehman XS Trust 2006-16N A4B		2.839%	11/25/46	807,228	512,618
Lehman XS Trust 2006-2N 1A1		2.859%	2/25/46	508,830	385,861
Lehman XS Trust 2006-GP3 2A2		2.819%	6/25/46	823,480	555,453
Lehman XS Trust 2007-2N 3A1		2.689%	2/25/37	3,027,562	2,749,071
MASTR Asset Backed Securities Trust 2006-FRE1 A2		2.719%	12/25/35	947,529	923,900
MASTR Second Lien Trust 2005-1 A		2.869%	9/25/35	655,107	633,340
MASTR Specialized Loan Trust 2006-3 A		2.859%	6/25/46	580,537	507,133	C
MASTR Specialized Loan Trust 2007-1 A		2.969%	1/25/37	461,242	322,576	C
Morgan Stanley Home Equity Loans 2007-1 A3		2.739%	12/25/36	2,720,000	2,085,921
Morgan Stanley Mortgage Loan Trust 2006-12XS		2.719%	10/25/36	602,146	595,635
Option One Mortgage Loan Trust 2005-1 A4		2.999%	2/25/35	803,209	735,609
RAAC 2006-RP4 A		2.889%	1/25/46	867,216	788,686	C

					25,716,988

Stripped Securities	0.2%
First Franklin Mortgage Loan Asset-Backed Certificates 2006-FF5 2A5		0.000%	4/25/36	1,050,000	786,776	J2

Variable Rate SecuritiesD	N.M
GSAMP Trust 2006-S3 A1		6.085%	5/25/36	405,099	173,129	B

Total Asset-Backed Securities (Cost—$34,138,534)					30,131,973
Mortgage-Backed Securities	10.7%

Fixed Rate Securities	0.2%
Banc of America Funding Corp. 2006-8T2 A2		5.791%	10/25/36	666,736	674,082
BlackRock Capital Finance LP 1997-R1		7.750%	3/25/37	266,071	59,871	C
IndyMac Manufactured Housing Contract A2-2		6.170%	12/25/11	672,818	678,376

					1,412,329

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesE	7.9%
American Home Mortgage Assets 2006-6 A1A		2.789%	12/25/46	$684,576	$512,557
American Home Mortgage Investment Trust 2005-4 5A		5.350%	11/25/45	952,305	808,771
Banc of America Mortgage Securities 2003-F 1A1		7.157%	7/25/33	34,059	34,480
Banc of America Mortgage Securities 2003-I 2A5		4.143%	10/25/33	968,953	962,639
Banc of America Mortgage Securities 2004-A 1A1		6.812%	2/25/34	103,782	105,187
Banc of America Mortgage Securities 2004-E 2A3		4.112%	6/25/34	578,783	576,896
Bear Stearns Adjustable Rate Mortgage Trust 2005-12 23A1		5.729%	2/25/36	3,327,523	2,517,964
Bear Stearns Alt-A Trust 2004-10 1A1		2.939%	9/25/34	254,965	207,720
Bear Stearns Alt-A Trust 2004-11 1A2		3.019%	11/25/34	176,812	155,096
Bear Stearns Alt-A Trust 2005-2 1A1		2.849%	3/25/35	75,260	53,730
Bear Stearns Mortgage Funding Trust 2006-AR5 1A1		2.759%	12/25/46	1,236,194	939,198
Citigroup Mortgage Loan Trust Inc. 2005-9 1A1		2.859%	11/25/35	703,853	486,773
Countrywide Alternative Loan Trust 2005-24 4A1		2.766%	7/20/35	884,072	684,726
Countrywide Alternative Loan Trust 2005-51 2A1		2.836%	11/20/35	511,922	406,277
Countrywide Alternative Loan Trust 2005-59 1A1		3.449%	11/20/35	684,875	541,898
Countrywide Alternative Loan Trust 2005-76 3A1		2.859%	1/25/46	615,649	487,486
Countrywide Alternative Loan Trust 2005-J12		2.869%	8/25/35	410,276	284,538
Countrywide Alternative Loan Trust 2006-OA10 4A3		2.869%	8/25/46	2,329,295	1,135,026
Countrywide Alternative Loan Trust 2006-OA8 1A2		2.829%	7/25/46	749,885	467,400
Countrywide Alternative Loan Trust 2006-OA9 1A1		2.736%	7/20/46	1,319,054	844,880
Countrywide Home Loans 2001-HYB1 1A1		6.771%	6/19/31	39,515	39,469
Countrywide Home Loans 2003-60 1A1		4.732%	2/25/34	938,463	880,189

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Home Loans 2003-HYB1 1A1		6.748%	5/19/33	$63,339	$63,279
Countrywide Home Loans 2006-3 1A2		2.929%	3/25/36	618,919	394,701
Deutsche Mortgage Securities Inc. 2004-4 7AR2		3.049%	6/25/34	520,342	506,837
First Horizon Alternative Mortgage Securities 2005-AA12 1A1		5.941%	2/25/36	617,793	633,618
Greenpoint Mortgage Funding Trust 2006-AR3 3A1		2.829%	4/25/36	909,142	590,593
GSR Mortgage Loan Trust 2006-0A1 2A2		2.859%	8/25/46	709,035	455,766
Harborview Mortgage Loan Trust 2006-13 A		2.739%	11/19/46	686,250	515,747
Harborview Mortgage Loan Trust 2006-14 2A1A		2.709%	3/19/38	1,348,825	1,021,692
Impac CMB Trust 2004-5 1A1		2.959%	10/25/34	326,518	235,472
Impac CMB Trust 2004-6 1A2		3.379%	10/25/34	476,790	387,561
Impac CMB Trust 2005-7 A1		2.859%	11/25/35	631,433	450,528
Impac Secured Assets Corp. 2004-3 1A4		2.999%	11/25/34	26,189	19,647
Impac Secured Assets Corp. 2005-2		2.919%	3/25/36	513,906	365,788
IXIS Real Estate Capital Trust 2006-HE2 A1		2.659%	8/25/36	287,074	285,423
Lehman XS Trust 2006-GP2 1A1A		2.669%	6/25/46	423,653	390,139
Merit Securities Corp. 11PA B2		4.178%	9/28/32	53,954	49,950	C
Merrill Lynch Mortgage Investors Trust 2004-A3 4A3		5.028%	5/25/34	1,438,157	1,299,906
Residential Accredit Loans Inc. 2007-Q01 A1		2.749%	2/25/37	3,594,313	2,688,519
Structured Adjustable Rate Mortgage Loan Trust 2004-7 A1		2.869%	6/25/34	26,644	24,861
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		2.919%	10/25/35	2,052,984	1,622,840
Structured Asset Mortgage Investments Inc. 2003-AR2 A1		2.929%	12/19/33	135,007	114,011
Structured Asset Mortgage Investments Inc. 2006-AR6		2.789%	7/25/36	2,269,996	1,532,667
Structured Asset Mortgage Investments Inc. 2007-AR4 A1		2.799%	9/25/47	1,996,663	1,863,257
Structured Asset Securities Corp. 2002-08A 7A1		6.397%	5/25/32	148,503	148,147
Structured Asset Securities Corp. 2002-11A 1A1		6.896%	6/25/32	32,389	32,345

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Structured Asset Securities Corp. 2002-16A 1A1		7.194%	8/25/32	$301,786	$301,374
Structured Asset Securities Corp. 2002-18A 1A1		7.173%	9/25/32	26,755	26,716
Structured Asset Securities Corp. 2004-NP1 A		2.999%	9/25/33	314,438	279,821	C
Thornburg Mortgage Securities Trust 2004-1 I2A		3.049%	3/25/44	61,327	60,908
Thornburg Mortgage Securities Trust 2005-3 A1		2.829%	10/25/45	187,939	184,410
Thornburg Mortgage Securities Trust 2005-3 A4		2.869%	10/25/45	725,206	716,428
Thornburg Mortgage Securities Trust 2006-1		2.769%	1/25/36	738,093	724,625
WaMu Mortgage Pass- Through Certificates 2006-AR11 3A1A		5.246%	9/25/46	3,054,119	2,361,216
WaMu Mortgage Pass-Through Certificates 2006-AR2 A1A		5.266%	4/25/46	5,040,181	3,832,017
WaMu Mortgage Pass-Through Certificates 2006-AR3 A1A		5.296%	5/25/46	4,050,108	2,976,216
WaMu Mortgage Pass-Through Certificates 2006-AR4 DA		5.296%	6/25/46	2,152,619	1,674,670
WaMu Mortgage Pass-Through Certificates 2006-AR6 2A		5.286%	8/25/46	2,922,767	2,239,571

					44,204,166

Variable Rate SecuritiesD	2.6%
Adjustable Rate Mortgage Trust 2004-1 4A1		5.547%	1/25/35	5,106,436	4,849,164
Bear Stearns Adjustable Rate Mortgage Trust 2004-12 1A1		6.692%	2/25/35	198,510	193,547
Bear Stearns Alt-A Trust 2003-5 2A1		4.995%	12/25/33	896,505	863,433
Bear Stearns Alt-A Trust 2005-10 21A1		5.754%	1/25/36	606,815	516,219
BlackRock Capital Finance LP 1996-R1		9.584%	9/25/26	466,385	209,872
Morgan Stanley Mortgage Loan Trust 2004-6AR		6.080%	8/25/34	141,798	143,563
Morgan Stanley Mortgage Loan Trust 2006-3AR 2A3		5.425%	3/25/36	715,887	558,612
Sequoia Mortgage Trust 2007-4 4A1		6.030%	7/20/47	1,796,838	1,611,943
Structured Adjustable Rate Mortgage Loan Trust 2004-17 A1		5.893%	11/25/34	80,025	72,714

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Structured Adjustable Rate Mortgage Loan Trust 2004-4 3A2		4.590%	9/25/37	$1,259,784	$1,189,847
Thornburg Mortgage Securities Trust 2007-4 2A1		6.225%	11/25/17	1,925,960	1,791,437
Thornburg Mortgage Securities Trust 2007-4 3A1		6.217%	9/25/37	1,792,573	1,617,443
Wells Fargo Mortgage-Backed Securities Trust 2005-AR9 4A1		4.304%	5/25/35	796,799	798,151

					14,415,945

Total Mortgage-Backed Securities (Cost—$73,261,264)					60,032,440
Loan Participations and AssignmentsE	9.0%

Aerospace and Defense	0.3%
Dubai Aerospace Enterprise, Bridge Loan		6.450% to 6.999%	6/30/08	572,539	551,069
TransDigm Inc., Term Loan, Tranche B		4.655%	6/23/08	1,000,000	934,167

					1,485,236

Airlines	0.1%
Delta Air Lines Inc., Second Lien Term Loan		8.082%	4/30/08	992,500	783,082

Auto Components	0.2%
Allison Transmission Inc., Term Loan, Tranche B		5.740% to 5.750%	6/10/08	997,500	873,169

Automobiles	0.1%
Chrysler Financial Services NA LLC, First Lien Term Loan		6.800%	6/16/08	995,000	820,598

Chemicals	0.1%
Georgia Gulf Corp., Term Loan		5.580% to 6.750%	6/30/08	529,031	479,765

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Commercial Services and Supplies	0.4%
Aramark Corp., Letter of Credit		7.223%	4/1/08	$131,683	$122,502
Aramark Corp., Term Loan, Tranche B		4.571%	6/30/08	2,072,776	1,928,258

					2,050,760

Communications Equipment	0.2%
Telesat Canada, Delayed Draw Term Loan		5.790% to 7.250%	6/30/08	76,437	70,633
Telesat Canada, Term Loan B		5.710% to 7.840%	4/30/08	921,260	851,302

					921,935

Computers and Peripherals	0.3%
CCG, Term Loan, Tranche B		4.704%	4/30/08	887,500	829,812
SunGard Data Systems Inc., Term Loan, Tranche B		4.878%	5/8/08	985,000	912,244

					1,742,056

Containers and Packaging	0.3%
Amscan Holdings Inc., Term Loan, Tranche B		4.856% to 5.343%	6/25/08	990,000	831,600
Graham Packaging Co. LP, Term Loan, Tranche B		4.875% to 7.000%	6/25/08	990,000	904,200

					1,735,800

Distributors	0.1%
Keystone Automotive Industries Inc., Term Loan, Tranche B		6.099% to 7.750%	4/30/08	987,500	765,313

Diversified Consumer Services	0.2%
Thomson Medical Education, First Lien Term Loan		5.200%	6/30/08	995,000	853,337

Electric Utilities	0.2%
TXU, Term Loan		6.478% to 6.596%	8/11/08	1,246,875	1,134,798

Energy Equipment and Services	0.2%
Brand Energy, Term Loan, Tranche B		6.000% to 8.125%	6/30/08	995,000	925,350

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Health Care Providers and Services	1.0%
Community Health Systems Inc., Term Loan, Tranche B		5.335%	5/30/08	$2,429,974	$2,235,110
Davita Inc., Term Loan, Tranche B1		4.210% to 6.230%	5/21/08	1,000,000	936,705
HCA Inc., Term Loan, Tranche B		4.946%	6/30/08	987,500	906,296
IASIS Healthcare Corp., Term Loan		5.244%	4/29/08	994,756	896,938
Sheridan Healthcare Inc., Term Loan, Tranche B		5.196% to 6.555%	6/30/08	992,500	858,512

					5,833,561

Hotels, Restaurants and Leisure	0.6%
Harrah’s Entertainment Inc., Term Loan B		6.244%	4/25/08	1,000,000	915,179
Las Vegas Sands LLC		4.450%	6/30/08	994,000	876,076
Quiznos LLC, First Lien Term Loan		4.938% to 7.000%	6/30/08	984,925	811,155
Wimar Opco LLC, Term Loan, Tranche B		8.500%	6/30/08	947,645	901,447

					3,503,857

Independent Power Producers and Energy Traders	0.2%
NRG Energy Inc., Term Loan		6.330% to 6.580%	4/1/08	1,281,307	1,196,243

IT Services	0.5%
First Data Corp., Term Loan B2		5.349 to 5.446%	6/30/08	3,353,150	3,012,118

Machinery	0.3%
Nacco Materials Handling Group, Term Loan		4.704% to 6.738%	5/15/08	989,950	841,458
Oshkosh Truck Corp., Term Loan, Tranche B		4.760%	6/6/08	987,500	917,881

					1,759,339

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Media	1.6%
Cedar Fair LP, Term Loan, Tranche B		4.704%	4/30/08	$982,500	$906,356
Charter Communications Operating LLC, Term Loan		5.260%	4/30/08	1,000,000	843,958
Citadel Communication Group, Term Loan, Tranche B		4.296% to 4.329%	6/30/08	1,000,000	818,125
CSC Holdings Inc., Incremental Term Loan		4.704% to 4.750%	4/11/08	982,456	916,896
Idearc Inc., Term Loan, Tranche B		4.700% to 4.710%	6/30/08	987,500	788,519
Insight Midwest Holdings LLC, Term Loan, Tranche B		6.730%	4/2/08	675,000	613,768
Lodgenet Entertainment Corp., Term Loan, Tranche B		6.830%	6/30/08	992,500	821,294
Nielsen Finance LLC, Term Loan, Tranche B		5.346%	5/9/08	985,003	886,854
Tribune Co., Tranche B		5.542%	6/20/08	992,500	658,949
Univision Communications, Term Loan, Tranche B		4.954% to 5.494%	4/30/08	1,000,000	785,682
UPC Broadband Holding, Term Loan, Tranche N1		4.869%	4/1/08	1,000,000	887,500

					8,927,901

Metals and Mining	0.2%
Noranda Aluminum Acquisition Corp., Term Loan		5.065%	5/19/08	997,059	877,412

Multiline Retail	0.3%
Dollar General Corp., Term Loan, Tranche B		5.994%	4/30/08	1,000,000	895,625
Neiman Marcus Group Inc., Term Loan		4.758%	6/6/08	1,000,000	923,269

					1,818,894

Oil, Gas and Consumable Fuels	0.5%
Alpha Natural Resources, Term Loan, Tranche B		4.421%	6/30/08	941,919	899,533
Ashmore Energy, Term Loan		5.696%	6/30/08	980,444	833,377
Sandridge Energy, Term Loan		8.354%	4/1/08	1,000,000	920,000

					2,652,910

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Paper and Forest Products	0.2%
Georgia-Pacific Corp., First Lien Term Loan		4.446% to 4.835%	6/30/08	$982,412	$908,920

Personal Products	0.2%
Bausch and Lomb Inc., Term Loan, Tranche B		5.946%	6/30/08	800,000	774,727
Bausch and Lomb Inc., Term Loan, Tranche B		5.946%	6/30/08	198,000	191,745

					966,472

Road and Rail	0.1%
Swift Transportation, Term Loan		6.500%	5/1/08	883,721	658,057

Semiconductors and Semiconductor Equipment	0.3%
Freescale Semiconductor, Term Loan, Tranche B		4.869%	4/1/08	987,500	829,724
Sensata Technologies, Term Loan, Tranche B		5.056%	4/29/08	982,500	847,816

					1,677,540

Specialty Retail	0.1%
Michaels Stores Inc., Term Loan B		4.857% to 6.000%	6/11/08	994,975	831,177

Wireless Telecommunication Services	0.2%
ALLTEL Corp., Term Loan B, Tranche B2		5.550%	6/17/08	1,000,000	900,833
ALLTEL Corp., Term Loan, Tranche B3		5.568%	4/17/08	498,750	449,290

					1,350,123

Total Loan Participations and Assignments (Cost—$56,202,570)					50,545,723
U.S. Government and Agency Obligations	2.9%

Treasury Inflation-Protected SecuritiesK	2.9%
United States Treasury Inflation-Protected Security		2.000%	1/15/16	3,615,322	3,920,083

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		2.500%	7/15/16	$4,127,869	$4,649,978
United States Treasury Inflation-Protected Security		2.375%	1/15/17	4,374,454	4,882,301
United States Treasury Inflation-Protected Security		2.000%	1/15/26	106,333	109,623
United States Treasury Inflation-Protected Security		2.375%	1/15/27	2,605,835	2,843,429

Total U.S. Government and Agency Obligations (Cost—$14,496,046)					16,405,414
U.S. Government Agency Mortgage-Backed Securities	45.2%

Fixed Rate Securities	26.5%
Fannie Mae		5.000%	12/1/38	26,030,000	25,761,579	L
Fannie Mae		5.500%	12/1/38	75,500,000	76,207,812	L
Fannie Mae		6.000%	12/1/38	13,700,000	14,033,938	L
Freddie Mac		5.500%	12/1/37	29,543,764	29,864,135
Freddie Mac		6.000%	12/1/37	2,747,604	2,820,085

					148,687,549

Indexed SecuritiesE	18.7%
Fannie Mae		5.872%	3/1/36 to 4/1/37	8,536,172	8,584,391
Fannie Mae		5.851%	6/1/36	1,631,355	1,672,747
Fannie Mae		5.593%	12/1/36	1,358,081	1,377,987
Fannie Mae		6.440%	1/1/37	4,652,767	4,781,467
Fannie Mae		5.686%	2/1/37	15,701,703	15,957,784
Fannie Mae		5.701%	4/1/37	5,440,061	5,526,930
Fannie Mae		6.234%	4/1/37	4,037,698	4,136,595
Fannie Mae		5.874%	8/1/37	16,994,820	17,294,564
Freddie Mac		5.499%	1/1/36	2,784,768	2,831,493
Freddie Mac		5.976%	6/1/36	1,765,950	1,805,380
Freddie Mac		5.746%	7/1/36	8,145,682	8,309,884
Freddie Mac		6.485%	9/1/36	613,031	637,864
Freddie Mac		6.143%	12/1/36	4,658,463	4,800,256
Freddie Mac		5.594%	1/1/37	1,048,447	1,062,984
Freddie Mac		5.885%	2/1/37	1,051,811	1,068,574
Freddie Mac		5.811%	5/1/37	1,116,711	1,133,371
Freddie Mac		5.896%	5/1/37	3,182,713	3,234,207
Freddie Mac		5.944%	5/1/37	460,642	470,982

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Freddie Mac		6.043%	5/1/37	$8,199,918	$8,426,926
Freddie Mac		5.796%	6/1/37	569,795	578,466
Freddie Mac		5.823%	8/1/37	2,154,795	2,175,806
Freddie Mac		5.950%	8/1/37	2,125,986	2,227,819
Freddie Mac		6.217%	9/1/37	6,727,334	6,830,868

					104,927,345

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$251,034,820)					253,614,894
Yankee BondsM	3.6%

Commercial Banks	2.0%
Glitnir Banki Hf		6.375%	9/25/12	680,000	580,205	C
Glitnir Banki Hf		6.693%	6/15/16	1,810,000	1,458,885	B,C
Glitnir Banki Hf		7.451%	9/14/49	100,000	81,110	B,C
HBOS Capital Funding LP		6.071%	6/30/49	230,000	202,013	B,C
HSBK Europe BV		7.250%	5/3/17	1,480,000	1,280,200	C
ICICI Bank Ltd.		6.375%	4/30/22	1,422,000	1,222,913	B,C
ICICI Bank Ltd.		6.375%	4/30/22	160,000	139,094	B,C
Kaupthing Bank Hf		7.125%	5/19/16	240,000	161,943	C
Landsbanki Islands Hf		6.100%	8/25/11	2,190,000	1,913,302	C
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	300,000	198,844	B,C
TuranAlem Finance BV		8.250%	1/22/37	1,330,000	1,043,119	C
TuranAlem Finance BV		8.250%	1/22/37	500,000	394,650	C
VTB Capital SA for Vneshtorgbank		3.839%	8/1/08	2,651,000	2,621,176	C,E

					11,297,454

Diversified Financial Services	0.3%
TNK-BP Finance SA		7.500%	7/18/16	550,000	510,812	C
TNK-BP Finance SA		7.500%	7/18/16	781,000	734,140	C
TNK-BP Finance SA		6.625%	3/20/17	200,000	173,000	C
TNK-BP Finance SA		6.625%	3/20/17	342,000	295,830	C

					1,713,782

Diversified Telecommunication Services	0.2%
Intelsat Bermuda Ltd.		9.250%	6/15/16	250,000	251,875
NTL Cable PLC		9.125%	8/15/16	340,000	304,300
Wind Acquisition Finance SA		10.750%	12/1/15	300,000	306,000	C

					862,175

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Yankee Bonds—Continued

Energy Equipment and Services	0.1%
Compagnie Generale de Geophysique-Veritas		7.750%	5/15/17	$250,000		$253,750

Food and Staples Retailing	0.5%
Delhaize Group		6.500%	6/15/17	2,834,000		2,926,680

Metals and Mining	0.4%
Novelis Inc.		7.250%	2/15/15	440,000		389,400
Vale Overseas Ltd.		8.250%	1/17/34	60,000		67,000
Vale Overseas Ltd.		6.875%	11/21/36	1,546,000		1,508,455

						1,964,855

Oil, Gas and Consumable Fuels	N.M.
Teekay Shipping Corp.		8.875%	7/15/11	140,000		148,050

Paper and Forest Products	0.1%
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	500,000		511,250	C
Abitibi-Consolidated Inc.		6.950%	4/1/08	250,000		250,000

						761,250

Total Yankee Bonds (Cost—$22,002,584)						19,927,996
Foreign Government Obligations	2.5%
Brazil Notas do Tesouro Nacional Series B		6.000%	5/15/17	616,000	BRL	544,171
Brazil Notas do Tesouro Nacional Series F		10.000%	1/1/12	713,000	BRL	378,753
Commonwealth of Australia		4.000%	8/20/20	1,730,000	AUD	2,500,837	N
Federative Republic of Brazil		10.000%	1/1/10	1	BRL	532
Federative Republic of Brazil		10.000%	7/1/10	4,452	BRL	2,390,784
Federative Republic of Brazil		6.000%	5/15/15	591	BRL	517,379	N
Government of Indonesia		10.250%	7/15/27	10,665,000,000	IDR	994,206
Kingdom of Sweden Inflation- Protected Notes		3.500%	12/1/28	15,000,000	SEK	3,803,511	N
Republic of Argentina		2.000%	1/3/10	961,830	ARS	610,315	N
Turkey Government Bond		14.000%	9/26/12	1,900,000	TRY	1,329,686
United Kingdom Treasury Gilt		1.250%	11/22/55	376,657	GBP	951,684	N

Total Foreign Government Obligations (Cost—$13,154,374)						14,021,858

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Preferred Stocks	N.M.
Fannie Mae		7.000%		1,900	shs	$85,620	E

Total Preferred Stocks (Cost—$101,080)						85,620

Total Long-Term Securities (Cost—$598,864,557)						572,290,183
Short-Term Securities	18.8%

U.S. Government and Agency Obligations	0.5%
Fannie Mae		0.000%	12/15/08	$3,028,000		2,985,033	O,P

Foreign Government Obligations	1.4%
Bank Negara Malaysia Monetary Notes		0.000%	4/10/08	629,000	MYR	193,698	O
Bank Negara Malaysia Monetary Notes		0.000%	4/22/08	3,414,000	MYR	1,065,306	O
Bank Negara Malaysia Monetary Notes		0.000%	5/8/08	114,000	MYR	35,518	O
Bank Negara Malaysia Monetary Notes		0.000%	7/17/08	2,989,000	MYR	920,644	O
Egypt Treasury Bills		0.000%	4/1/08	425,000	EGP	78,006	O
Egypt Treasury Bills		0.000%	10/28/08	4,175,000	EGP	737,105	O
Egypt Treasury Bills		0.000%	11/11/08	10,350,000	EGP	1,779,347	O
Egypt Treasury Bills		0.000%	11/11/08	925,000	EGP	159,024	O
Egypt Treasury Bills		0.000%	3/3/09	900,000	EGP	155,134	O
Egypt Treasury Bills		0.000%	3/17/09	2,300,000	EGP	396,521	O
Egypt Treasury Bills		0.000%	3/24/09	12,775,000	EGP	2,196,646	O

						7,716,949

Options PurchasedQ	N.M.
Eurodollar Futures Put, June 2008, Strike Price $93.75				202	R	1,263
Eurodollar Futures Put, June 2008, Strike Price $94.00				205	R	1,281

						2,544

Repurchase Agreement	16.9%
Deutsche Bank 2.25%, dated 3/31/08, to be repurchased at $94,824,925 on 4/1/08 (Collateral: $88,747,000 Fannie Mae mortgage-backed securities, 6.250%, due 2/1/11, value $96,716,481)				94,819,000		94,819,000

Total Short-Term Securities (Cost—$105,467,111)						105,523,526
Total Investments (Cost—$704,331,668)S	120.9%					677,813,709
Other Assets Less Liabilities	(20.9)%					(117,189,126)

Net Assets	100.0%					$560,624,583

Annual Report to Shareholders

	EXPIRATION	CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedQ
Euribor Futures	June 2008	333	$(631,487)
Eurodollar Futures	June 2008	361	1,591,370
Eurodollar Futures	September 2008	64	22,280
Eurodollar Futures	March 2009	244	389,180
Eurodollar Futures	December 2009	249	195,380
German Republic Bond Futures	June 2008	45	(68,504)
German Republic Bond Futures	June 2008	80	(147,251)
U.S. Treasury Note Futures	June 2008	393	561,058

			$1,912,026

Futures Contracts WrittenQ
Eurodollar Futures	December 2008	249	$(1,339,620)
Eurodollar Futures	June 2009	57	(342,473)
U.S. Treasury Bond Futures	June 2008	30	(87,088)
U.S. Treasury Note Futures	June 2008	613	(1,431,549)
U.S. Treasury Note Futures	June 2008	5	(7,681)

			$(3,208,411)

Options WrittenQ
Eurodollar Futures Put, Strike Price $97.25	March 2009	222	$68,265
Eurodollar Futures Call, Strike Price $97.63	March 2009	254	(172,720)
Eurodollar Futures Put, Strike Price $96.25	June 2008	44	13,805
Eurodollar Futures Put, Strike Price $97.13	March 2009	244	139,080
U.S. Treasury Note Futures Call, Strike Price $119.00	May 2008	42	(44,835)
U.S. Treasury Note Futures Call, Strike Price $120.00	May 2008	98	(6,615)
U.S. Treasury Note Futures Call, Strike Price $122.00	May 2008	246	87,176
U.S. Treasury Note Futures Call, Strike Price $123.00	May 2008	52	19,240
U.S. Treasury Note Futures Put, Strike Price $110.00	May 2008	42	20,790
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	49	44,927

			$169,113

N.M. Not Meaningful.

A	Convertible Security – Security may be converted into the issuer’s common stock.
B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 5.74% of net assets.

D	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
E

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2008.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

F	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for these securities was $2,946,582.
G	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
H	Bond is in default as of March 31, 2008.
I	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
J

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

K

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

L	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
M	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
N

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

O	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
P	All or a portion of this security is collateral to cover futures and options contracts written.
Q	Options and futures are described in more detail in the notes to financial statements.
R	Par represents actual number of contracts.
S	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$7,409,687
Gross unrealized depreciation	(33,932,222)

Net unrealized depreciation	$(26,522,535)

†	Securities are denominated in U.S. Dollars, unless otherwise noted.

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

EGP—Egyptian Pound

GBP—British Pound

IDR—Indonesian Rupiah

MYR—Malaysian Ringgit

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Absolute Return Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$598,864,557)		$572,290,183
Short-term securities at value (Cost—$105,467,111)		105,523,526
Cash		1,925
Foreign currency at value (Cost—$848,918)		876,069
Receivable for securities sold		66,084,835
Interest receivable		4,775,275
Deposits with brokers for open futures contracts		1,604,913
Unrealized appreciation of forward foreign currency contracts		373,631
Receivable for fund shares sold		167,864
Other assets		1,700,000

Total assets		753,398,221

Liabilities:
Payable for securities purchased	$186,200,229
Swap contracts at value	2,130,285
Payable for fund shares repurchased	1,269,993
Options written (Proceeds—$1,081,079)	911,967
Futures variation margin payable	844,373
Unrealized depreciation of forward foreign currency contracts	780,327
Accrued management fee	348,261
Income distribution payable	169,957
Amounts payable for open swaps	10,523
Accrued distribution fees	72
Accrued expenses	107,651

Total liabilities		192,773,638

Net Assets		$560,624,583

Net assets consist of:
Accumulated paid-in-capital		$576,055,400
Undistributed net investment income		1,582,356
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		13,033,903
Net unrealized depreciation on investments, options, futures, swaps and foreign currency translations		(30,047,076)

Net Assets		$560,624,583

Net Asset Value Per Share:
Institutional Class (57,019,956 shares outstanding)		$9.82
Financial Intermediary Class (41,298 shares outstanding)		$9.82

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Absolute Return Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest		$28,055,991
Expenses:
Management fees	3,666,577
Distribution fees:
Financial Intermediary Class	260
Audit and legal fees	43,801
Custodian fees	103,678
Directors’ fees and expenses	5,814
Registration fees	32,978
Reports to shareholders	6,262
Transfer agent and shareholder servicing expense:
Institutional Class	17,925
Financial Intermediary	260
Fees Recaptured	189,329
Other expenses	47,463

	4,114,347
Less: Compensating balance credits	(47,077)

Net expenses		4,067,270

Net Investment Income		23,988,721
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on:
Investments	5,277,954
Options	80,340
Futures	8,349,372
Swaps	991,523
Foreign currency transactions	407,708

		15,106,897
Change in unrealized appreciation/(depreciation) of:
Investments, options, futures, swaps and foreign currency translations	(31,146,146)
Assets and liabilities denominated in foreign currency	(119,683)

		(31,265,829)

Net Realized and Unrealized Loss on Investments		(16,158,932)

Change in Net Assets Resulting From Operations		$7,829,789

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Absolute Return Portfolio

	FOR THE YEARS ENDED MARCH 31,
`	2008	2007
Change in Net Assets:
Net investment income	$23,988,721	$5,736,559

Net realized gain	15,106,897	2,150,512

Change in unrealized appreciation/(depreciation)	(31,265,829)	1,218,753

Change in net assets resulting from operations	7,829,789	9,105,824

Distributions to shareholders from:
Net investment income:
Institutional Class	(23,789,518)	(5,733,712)
Financial Intermediary Class	(4,728)	(446)

Net realized gain on investments:
Institutional Class	(2,180,665)	(782,602)
Financial Intermediary Class	(163)	(125)

Change in net assets from fund share transactions:
Institutional Class	207,117,247	368,649,391
Financial Intermediary Class	396,921	17,370

Change in net assets	189,368,883	371,255,700

Net Assets:
Beginning of year	$371,255,700	$—

End of year	$560,624,583	$371,255,700

Undistributed net investment income	$1,582,356	$79,358

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Absolute Return Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED MARCH 31, 2008		PERIOD ENDED MARCH 31, 2007A
Net asset value, beginning of year	$10.23		$10.00

Investment operations:
Net investment income	.49	B	.36	B
Net realized and unrealized gain/(loss)	(.36)		.29

Total from investment operations	.13		.65

Distributions from:
Net investment income	(.49)		(.35)
Net realized gain on investments	(.05)		(.07)

Total distributions	(.54)		(.42)

Net asset value, end of year	$9.82		$10.23

Total return	1.31%		6.63	%C

Ratios to Average Net Assets:D
Total expenses	.84%		1.09	%E
Expenses net of waivers, if any	.84%		.93	%E
Expenses net of all reductions	.83%		.89	%E
Net investment income	4.9%		4.9	%E

Supplemental Data:
Portfolio turnover rate	386.9%		182.2%
Net assets, end of year (in thousands)	$560,219		$371,239

A	For the period July 6, 2006 (commencement of operations) to March 31, 2007.
B	Computed using average daily shares outstanding.
C	Not annualized.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Absolute Return Portfolio

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	YEAR ENDED MARCH 31, 2008		PERIOD ENDED MARCH 31, 2007F
Net asset value, beginning of year	$10.23		$10.17

Investment operations:
Net investment income	.47	B	.27	B
Net realized and unrealized gain/(loss)	(.37)		.13

Total from investment operations	.10		.40

Distributions from:
Net investment income	(.46)		(.27)
Net realized gain on investments	(.05)		(.07)

Total distributions	(.51)		(.34)

Net asset value, end of year	$9.82		$10.23

Total return	1.03%		3.99	%C

Ratios to Average Net Assets:D
Total expenses	1.31%		85.97	%E
Expenses net of waivers, if any	1.06%		1.18	%E
Expenses net of all reductions	1.03%		1.16	%E
Net investment income	4.7%		4.6	%E

Supplemental Data:
Portfolio turnover rate	386.9%		182.2%
Net assets, end of year (in thousands)	$406		$17

F	For the period September 6, 2006 (commencement of operations) to March 31, 2007.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Bond Portfolio

The average annual total returns for the Western Asset Core Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08		Average Annual Total Returns
		One Year	Five Years	Ten Years	Since InceptionA
Western Asset Core Bond Portfolio:
Institutional Class	-2.13%	-1.88%	+3.56%	+5.64%	+7.49%
Financial Intermediary Class	-2.28%	-2.12%	+3.29%	N/A	+5.58%
Lehman Aggregate Bond IndexB	+2.17%	+7.67%	+4.58%	+6.04%	+7.31%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Classes were 0.47% and 0.72%, respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution fees (if any) and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Classes were 0.47% and 0.72%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Financial Intermediary Class of the Fund’s average daily net assets attributable to each share class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Class’s Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan for Financial Intermediary Class shares, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

A

The Fund’s Institutional Class inception date is September 4, 1990. The Financial Intermediary Class inception date is July 22, 1999. Since-inception index returns are for periods beginning August 31, 1990. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

Annual Report to Shareholders

A year ago, the Federal Reserve Board’s (Fed)C predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted spread (Ted) D, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)E in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was negative for the 12-month period ended March 31, 2008, with strategies producing negative results. For this period, the Fund’s Institutional Class’s total return of -1.88% underperformed its benchmark, the Lehman Aggregate Bond Index, which returned +7.67%. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility increased. We had diversified into a number of select non-agency issues, which were particularly impacted and further negatively impacted performance. An emphasis on lower-quality credits was also a large negative as spreads trended higher in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. On the positive side, a tactically driven duration posture contributed modestly to returns as bond yields rallied over the last 12 months. A curve-steepening strategy had a positive impact on performance as the spread between the two- and 10-year yields widened. Modest Treasury Inflation-Protected Securities (TIPS) exposure had a positive impact following a commodity-driven rise in headline inflation.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fund’s share price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points (bps) = 1%

N/A – Not applicable

Annual Report to Shareholders

Expense Example

Western Asset Core Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2007 and held through March 31, 2008.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Examples for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Institutional Class:
Actual	$1,000.00	$977.30	$2.18
Hypothetical (5% return before expenses)	1,000.00	1,022.79	2.23
Financial Intermediary Class:
Actual	$1,000.00	$976.00	$3.42
Hypothetical (5% return before expenses)	1,000.00	1,011.40	3.50

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.44% and 0.69% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Core Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information—Continued

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning July 31, 1999.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

C	Source: Standard & Poor's.
D	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	110.0%

Corporate Bonds and Notes	19.0%

Aerospace and Defense	N.M.
United Technologies Corp.		5.400%	5/1/35	$1,460,000	$1,380,488

Airlines	0.9%
Continental Airlines Inc.		6.900%	1/2/18	410,508	395,114
Continental Airlines Inc.		6.820%	5/1/18	555,419	525,199
Continental Airlines Inc.		6.545%	2/2/19	2,622,764	2,522,784
Delta Air Lines Inc.		7.379%	5/18/10	4,465,593	4,398,609
Delta Air Lines Inc.		7.570%	11/18/10	12,026,000	11,988,479
Delta Air Lines Inc.		7.111%	9/18/11	15,600,000	15,366,000
Delta Air Lines Inc.		6.821%	8/10/22	7,101,725	6,808,424	A
Northwest Airlines Corp.		7.575%	3/1/19	5,973,541	5,902,455
Southwest Airlines Co.		5.125%	3/1/17	2,640,000	2,463,033	B
US Airways Pass-Through Trust		6.850%	1/30/18	10,091,178	9,586,619

					59,956,716

Automobiles	0.2%
DaimlerChrysler NA Holding Corp.		4.050%	6/4/08	1,530,000	1,530,565
DaimlerChrysler NA Holding Corp.		7.200%	9/1/09	1,240,000	1,282,630
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	700,000	715,571
Ford Motor Co.		7.450%	7/16/31	13,410,000	8,850,600	B

					12,379,366

Building Products	0.1%
Masco Corp.		7.125%	8/15/13	3,320,000	3,344,366
Masco Corp.		6.125%	10/3/16	4,120,000	3,631,652

					6,976,018

Capital Markets	2.5%
Goldman Sachs Capital II		5.793%	12/29/49	770,000	512,897	C
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	1,300,000	822,250	C
Lehman Brothers Holdings Inc.		4.733%	4/2/08	50,532,000	50,532,000	D
Lehman Brothers Holdings Inc.		6.200%	9/26/14	4,370,000	4,310,236
Lehman Brothers Holdings Inc.		4.500%	9/15/22	42,560,000	41,286,294	D
Merrill Lynch and Co. Inc.		2.900%	6/16/08	31,040,000	30,992,788	D
Merrill Lynch and Co. Inc.		6.110%	1/29/37	3,510,000	2,774,325
Morgan Stanley		4.750%	4/1/14	3,070,000	2,849,826
Morgan Stanley		4.401%	10/18/16	4,040,000	3,638,553	B,D
The Bear Stearns Cos. Inc.		5.550%	1/22/17	7,855,000	7,013,235	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Capital Markets—Continued
The Bear Stearns Cos. Inc.		6.400%	10/2/17	$17,120,000	$16,904,305
The Goldman Sachs Group Inc.		5.625%	1/15/17	9,935,000	9,530,894

					171,167,603

Commercial Banks	0.7%
Bank One Corp.		7.875%	8/1/10	4,500,000	4,808,745
Bank One Corp.		5.900%	11/15/11	2,000,000	2,121,840
HBOS Treasury Services PLC		5.250%	2/21/17	2,500,000	2,653,530	A
Rabobank Capital Funding Trust II		5.260%	12/31/49	470,000	403,481	A,C
Rabobank Capital Funding Trust III		5.254%	12/31/49	3,030,000	2,516,640	A,C
SunTrust Capital VIII		6.100%	12/15/36	14,970,000	11,853,246	C
Wachovia Capital Trust III		5.800%	3/15/49	6,130,000	4,367,625	C
Wachovia Corp.		5.750%	6/15/17	16,100,000	15,626,692
Wells Fargo Capital X		5.950%	12/15/36	1,890,000	1,702,869

					46,054,668

Commercial Services and Supplies	0.3%
PHH Corp.		7.125%	3/1/13	5,010,000	4,772,461
Waste Management Inc.		6.875%	5/15/09	2,000,000	2,051,756
Waste Management Inc.		6.375%	11/15/12	2,530,000	2,627,334
Waste Management Inc.		5.000%	3/15/14	3,440,000	3,376,419
Waste Management Inc.		7.125%	12/15/17	6,000,000	6,662,742

					19,490,712

Communications Equipment	0.1%
Motorola Inc.		8.000%	11/1/11	5,600,000	5,691,504

Consumer Finance	2.0%
American Express Co.		6.800%	9/1/66	4,460,000	4,193,426	C
American General Finance Corp.		6.900%	12/15/17	4,070,000	3,977,505
Capital One Financial Corp.		6.150%	9/1/16	3,170,000	2,662,027
Ford Motor Credit Co.		6.625%	6/16/08	8,900,000	8,799,421
Ford Motor Credit Co.		7.375%	10/28/09	50,175,000	45,716,098
Ford Motor Credit Co.		7.875%	6/15/10	6,310,000	5,501,922
Ford Motor Credit Co.		7.375%	2/1/11	6,435,000	5,365,896
Ford Motor Credit Co.		7.250%	10/25/11	5,910,000	4,854,616
GMAC LLC		5.625%	5/15/09	9,550,000	8,702,953	B
GMAC LLC		7.750%	1/19/10	5,355,000	4,631,893
GMAC LLC		7.250%	3/2/11	820,000	645,639
GMAC LLC		0.000%	6/15/15	220,000	77,499	E

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Consumer Finance—Continued
SLM Corp.		5.210%	4/1/09	$8,960,000	$8,556,800	F
SLM Corp.		5.375%	5/15/14	3,000,000	2,251,410
SLM Corp.		5.625%	8/1/33	42,895,000	29,246,669

					135,183,774

Diversified Financial Services	2.2%
Air 2 US		8.027%	10/1/19	11,012,279	10,021,174	A
BAC Capital Trust XIV		5.630%	12/31/49	500,000	365,598	C
Citigroup Inc.		6.125%	8/25/36	2,000,000	1,756,478
Citigroup Inc.		5.875%	5/29/37	17,000,000	14,765,248
Citigroup Inc.		6.875%	3/5/38	17,330,000	17,317,748
Dryden Investor Trust		7.157%	7/23/08	2,222,559	2,236,650	A
General Electric Capital Corp.		6.375%	11/15/67	22,960,000	22,466,796	C
Glen Meadow Pass-Through Certificates		6.505%	2/12/67	12,080,000	10,311,005	A,C
HSBC Finance Corp.		8.000%	7/15/10	690,000	728,149
HSBC Finance Corp.		7.000%	5/15/12	700,000	726,048
HSBC Finance Corp.		6.375%	11/27/12	440,000	445,643
ILFC E-Capital Trust II		6.250%	12/21/65	4,160,000	3,717,501	A,C
J.P. Morgan and Co. Inc.		5.886%	2/15/12	2,000,000	2,057,680	D
JPMorgan Chase and Co.		5.750%	1/2/13	3,770,000	3,938,398
Kaupthing Bank Hf		7.625%	2/28/15	20,280,000	19,089,564	A,G
SB Treasury Co. LLC		9.400%	12/29/49	2,930,000	2,968,239	A,C
Sigma Finance Inc.		8.500%	8/11/16	17,200,000	16,137,040	A,H
Sigma Finance Inc.		8.000%	6/22/17	19,210,000	12,870,700	A,H
TNK-BP Finance SA		7.875%	3/13/18	6,420,000	5,930,475	A
Unilever Capital Corp.		7.125%	11/1/10	1,730,000	1,896,852

					149,746,986

Diversified Telecommunication Services	0.2%
AT&T Inc.		5.100%	9/15/14	4,960,000	4,927,611
BellSouth Corp.		4.750%	11/15/12	440,000	441,280
BellSouth Corp.		5.200%	9/15/14	4,270,000	4,262,933
CenturyTel Inc.		6.000%	4/1/17	4,120,000	3,959,683
Verizon Global Funding Corp.		7.250%	12/1/10	2,220,000	2,384,227
Verizon Global Funding Corp.		7.375%	9/1/12	5,000	5,492

					15,981,226

Electric Utilities	0.3%
Exelon Corp.		5.625%	6/15/35	345,000	303,378
FirstEnergy Corp.		6.450%	11/15/11	290,000	303,560

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities—Continued
FirstEnergy Corp.		7.375%	11/15/31	$10,610,000	$11,541,569
Pacific Gas and Electric Co.		6.050%	3/1/34	940,000	921,513
Pacific Gas and Electric Co.		5.800%	3/1/37	7,330,000	6,934,737
Progress Energy Inc.		7.100%	3/1/11	1,488,000	1,601,716
The Cleveland Electric Illuminating Co.		5.700%	4/1/17	630,000	611,479
The Detroit Edison Co.		6.125%	10/1/10	920,000	974,585

					23,192,537

Food and Staples Retailing	0.8%
CVS Lease Pass-Through Trust		6.117%	1/10/13	1,559,297	1,654,180	A
CVS Lease Pass-Through Trust		6.036%	12/10/28	35,593,087	33,907,754	A
The Kroger Co.		6.400%	8/15/17	580,000	612,117
The Kroger Co.		6.150%	1/15/20	850,000	872,862
Wal-Mart Stores Inc.		5.800%	2/15/18	19,020,000	19,933,455

					56,980,368

Food Products	0.2%
General Mills Inc.		5.700%	2/15/17	3,580,000	3,609,456
H.J. Heinz Co.		6.428%	12/1/08	6,650,000	6,762,518	A
Sara Lee Corp.		6.250%	9/15/11	5,500,000	5,826,810

					16,198,784

Gas Utilities	0.1%
Southern Natural Gas Co.		8.000%	3/1/32	7,390,000	8,074,284

Health Care Providers and Services	0.9%
AmerisourceBergen Corp.		5.625%	9/15/12	3,520,000	3,639,574
AmerisourceBergen Corp.		5.875%	9/15/15	3,050,000	2,995,002
Cardinal Health Inc.		5.800%	10/15/16	3,530,000	3,546,404
Cardinal Health Inc.		5.850%	12/15/17	12,985,000	13,002,725
HCA Inc.		5.750%	3/15/14	35,430,000	29,229,750
Tenet Healthcare Corp.		6.375%	12/1/11	2,500,000	2,256,250
Tenet Healthcare Corp.		7.375%	2/1/13	6,584,000	5,876,220
WellPoint Inc.		5.875%	6/15/17	900,000	880,859

					61,426,784

Hotels, Restaurants and Leisure	0.1%
Marriott International Inc.		5.810%	11/10/15	4,400,000	4,145,575
Starwood Hotels and Resorts Worldwide Inc.		7.875%	5/1/12	3,050,000	3,184,822

					7,330,397

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Household Durables	0.1%
Pulte Homes Inc.		8.125%	3/1/11	$3,480,000	$3,375,600

Independent Power Producers and Energy Traders	0.1%
TXU Corp.		6.500%	11/15/24	1,090,000	773,985
TXU Corp.		6.550%	11/15/34	9,930,000	7,010,362

					7,784,347

Insurance	1.3%
American International Group Inc.		5.850%	1/16/18	2,370,000	2,325,778
American International Group Inc.		6.250%	3/15/37	12,690,000	10,280,232
ASIF Global Financing XIX		4.900%	1/17/13	1,210,000	1,191,683	A
Marsh and McLennan Cos. Inc.		5.150%	9/15/10	3,070,000	3,062,936	B
MetLife Inc.		6.400%	12/15/36	46,870,000	37,244,777
The Travelers Cos. Inc.		6.250%	3/15/37	37,460,000	33,040,619	C

					87,146,025

IT Services	0.1%
Electronic Data Systems Corp.		7.125%	10/15/09	7,685,000	7,838,039

Leisure Equipment and Products	0.8%
Eastman Kodak Co.		3.625%	5/15/08	17,500,000	17,412,500
Eastman Kodak Co.		7.250%	11/15/13	34,680,000	33,119,400

					50,531,900

Media	0.9%
CBS Corp.		7.625%	1/15/16	2,750,000	2,936,797
Clear Channel Communications Inc.		4.250%	5/15/09	2,130,000	2,066,100
Clear Channel Communications Inc.		6.250%	3/15/11	5,580,000	4,924,350	B
Clear Channel Communications Inc.		5.500%	9/15/14	790,000	568,800
Comcast Corp.		6.500%	1/15/15	1,200,000	1,228,871
Comcast Corp.		6.500%	1/15/17	1,500,000	1,531,980
Comcast Corp.		6.950%	8/15/37	3,130,000	3,136,276
Comcast MO of Delaware Inc.		9.000%	9/1/08	2,200,000	2,235,039
Cox Communications Inc.		7.875%	8/15/09	9,640,000	10,089,484
Liberty Media LLC		7.875%	7/15/09	9,000,000	9,031,257
Liberty Media LLC		3.750%	2/15/30	290,000	142,100	I
News America Inc.		6.200%	12/15/34	105,000	100,000
News America Inc.		6.650%	11/15/37	700,000	705,942	A
Time Warner Inc.		6.875%	5/1/12	8,270,000	8,537,427

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Media—Continued
Time Warner Inc.		6.950%	1/15/28	$2,000,000	$1,942,676
Time Warner Inc.		7.625%	4/15/31	350,000	366,068
Viacom Inc.		5.750%	4/30/11	8,580,000	8,671,377
Viacom Inc.		6.250%	4/30/16	3,400,000	3,309,662

					61,524,206

Multi-Utilities	N.M.
Dominion Resources Inc.		5.125%	12/15/09	50,000	51,181
Dominion Resources Inc.		4.750%	12/15/10	570,000	583,358
Dominion Resources Inc.		5.700%	9/17/12	2,050,000	2,146,754

					2,781,293

Multiline Retail	0.1%
Target Corp.		4.000%	6/15/13	4,445,000	4,330,523	B

Oil, Gas and Consumable Fuels	1.9%
Anadarko Petroleum Corp.		3.200%	9/15/09	12,340,000	12,106,453	D
Anadarko Petroleum Corp.		5.950%	9/15/16	13,280,000	13,791,811
Anadarko Petroleum Corp.		6.450%	9/15/36	3,360,000	3,421,666
Conoco Inc.		6.950%	4/15/29	2,780,000	3,165,528
El Paso Natural Gas Co.		8.375%	6/15/32	3,610,000	4,099,841
Hess Corp.		7.875%	10/1/29	3,840,000	4,557,085
Hess Corp.		7.300%	8/15/31	8,695,000	9,796,430
Kerr-McGee Corp.		6.875%	9/15/11	17,000,000	18,273,725
Kerr-McGee Corp.		6.950%	7/1/24	650,000	689,082
Kinder Morgan Energy Partners LP		7.125%	3/15/12	4,650,000	4,940,262	B
Kinder Morgan Energy Partners LP		5.000%	12/15/13	3,180,000	3,135,388
Kinder Morgan Energy Partners LP		6.000%	2/1/17	990,000	985,217
Kinder Morgan Energy Partners LP		6.950%	1/15/38	410,000	402,361
Pemex Project Funding Master Trust		6.625%	6/15/35	17,313,000	17,916,826	B
Pemex Project Funding Master Trust		6.625%	6/15/35	410,000	424,300	A
Sonat Inc.		7.625%	7/15/11	5,000,000	5,167,945
Tennessee Gas Pipeline Co.		8.375%	6/15/32	1,110,000	1,260,616
Texaco Capital Inc.		5.500%	1/15/09	1,000,000	1,015,734
The Williams Cos. Inc.		8.125%	3/15/12	3,240,000	3,539,700
The Williams Cos. Inc.		7.500%	1/15/31	7,262,000	7,570,635
The Williams Cos. Inc.		8.750%	3/15/32	3,240,000	3,742,200
XTO Energy Inc.		7.500%	4/15/12	10,379,000	11,495,438

					131,498,243

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Paper and Forest Products	0.1%
Weyerhaeuser Co.		6.750%	3/15/12	$2,775,000	$2,917,702

Pharmaceuticals	0.1%
Wyeth		5.950%	4/1/37	9,750,000	9,526,286

Real Estate Investment Trusts	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	3,550,000	3,462,780

Specialty Retail	0.3%
Autozone Inc.		6.950%	6/15/16	5,620,000	5,803,262
Home Depot Inc.		4.625%	8/15/10	1,380,000	1,381,615
Home Depot Inc.		5.250%	12/16/13	2,740,000	2,680,841
Home Depot Inc.		5.400%	3/1/16	4,250,000	3,994,766
Limited Brands Inc.		6.125%	12/1/12	9,420,000	8,857,353

					22,717,837

Thrifts and Mortgage Finance	1.3%
Countrywide Financial Corp.		2.819%	3/24/09	3,000,000	2,755,869	B,D
Countrywide Financial Corp.		6.250%	5/15/16	18,400,000	14,929,337	B
Residential Capital LLC		8.125%	11/21/08	8,180,000	5,644,200	B
Residential Capital LLC		7.098%	4/17/09	1,280,000	729,600	D
Residential Capital LLC		6.178%	5/22/09	3,550,000	2,023,500	D,F
Residential Capital LLC		8.000%	2/22/11	19,580,000	9,594,200	F
Residential Capital LLC		8.500%	6/1/12	880,000	431,200	F
Washington Mutual Inc.		4.625%	4/1/14	52,534,000	37,036,470
Washington Mutual Inc.		7.250%	11/1/17	14,090,000	11,025,425

					84,169,801

Tobacco	0.1%
Reynolds American Inc.		7.875%	5/15/09	3,240,000	3,312,900	B

Wireless Telecommunication Services	0.1%
Sprint Capital Corp.		8.375%	3/15/12	7,935,000	7,339,875
Sprint Capital Corp.		6.900%	5/1/19	230,000	181,125
Sprint Capital Corp.		8.750%	3/15/32	1,050,000	887,250

					8,408,250

Total Corporate Bonds and Notes (Cost—$1,383,285,904)					1,288,537,947

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities	4.2%

Fixed Rate Securities	0.6%
Conseco Finance Securitizations Corp. 2000-5		7.960%	2/1/32	$4,540,762	$4,147,126
Drive Auto Receivables Trust 2006-2 A3		5.330%	4/15/14	25,360,000	23,992,777	A
E-Trade RV and Marine Trust A3-1		3.620%	10/8/18	264,843	261,748
Equity One ABS Inc. 2003-3		4.995%	12/25/33	4,068,582	4,047,238
Green Tree Financial Corp. 1996-5		8.100%	7/15/26	521,104	125,703
Patrons’ Legacy 2003-IV		5.775%	12/23/63	5,800,000	5,057,020	A

					37,631,612

Indexed SecuritiesD	3.6%
Asset-Backed Funding Certificates 2002-SB1		3.029%	12/25/30	1,440,525	1,389,648
Bear Stearns Asset Backed Securities Trust 2007-HE6 1A1		3.849%	8/25/37	11,365,882	10,516,850
Brazos Higher Education Authority Inc. 2005-1		2.629%	9/26/16	8,784,000	8,684,390
CDC Mortgage Capital Trust 2002-HE1		3.219%	1/25/33	517,945	444,167
CIT Group Home Equity Loan Trust 2002-1		2.889%	3/25/33	357,357	322,577
Countrywide Asset-Backed Certificates 2003-BC3		3.219%	9/25/33	467,213	455,356
Fleet Home Equity Loan Trust 2003-1		2.786%	1/20/33	2,409,454	2,010,304
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		3.489%	2/25/31	56,723,297	47,171,094	A
GMAC Mortgage Corp. Loan Trust 2005-HE3 A1VN		2.859%	2/25/36	29,174,622	21,985,813
GSAMP Trust 2006-S4		2.689%	5/25/36	2,619,182	2,104,729
Lehman XS Trust 2005-5N		2.899%	11/25/35	8,819,299	6,907,355
Lehman XS Trust 2006-2N 1A1		2.859%	2/25/46	16,028,141	12,154,615
Lehman XS Trust 2006-GP4		2.669%	8/25/46	2,977,870	2,755,046
Long Beach Mortgage Loan Trust 2000-1		3.119%	1/21/31	220,428	196,965
Merrill Lynch Mortgage Investors Trust 2007-SD1 A1		3.049%	2/25/47	56,659,646	47,028,691
MSDWCC Heloc Trust 2005-1		2.789%	7/25/17	1,305,738	1,108,132
Provident Bank Home Equity Loan Trust 1999-3		3.379%	1/25/31	711,514	586,882
Residential Asset Mortgage Products Inc. 2003-RS2		3.279%	3/25/33	174,660	133,392
Residential Asset Securities Corp. 2001-KS2		3.059%	6/25/31	292,083	280,458
Residential Asset Securities Corp. 2001-KS3 AII		3.059%	9/25/31	108,279	105,005
SACO I Trust 2005-10 1A		2.859%	6/25/36	5,452,228	4,345,789

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
SACO I Trust 2005-8 A1		2.879%	11/25/20	$1,577,779	$1,355,129
SACO I Trust 2006-1 A		2.769%	9/25/35	2,000,734	1,256,274
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2		2.829%	2/25/37	56,604,103	45,146,357
SLM Student Loan Trust 2006-5		3.321%	7/25/17	28,412,578	28,239,704

					246,684,722

Total Asset-Backed Securities (Cost—$333,417,863)					284,316,334
Mortgage-Backed Securities	18.1%

Fixed Rate Securities	5.9%
Banc of America Commercial Mortgage Inc. 2006-3 A4		5.889%	7/10/44	25,420,000	25,772,870
Citicorp Mortgage Securities Inc. 2003-7 A1		4.750%	8/25/18	7,577,675	7,389,045
Commercial Mortgage Asset Trust 1999-C1 A3		6.640%	1/17/32	2,364,970	2,389,827
Countrywide Alternative Loan Trust 2003-20CB 1A1		5.500%	10/25/33	10,295,792	10,327,966
Credit Suisse Mortgage Capital Certificates 2006-C5 A3		5.311%	12/15/39	14,800,000	14,375,810
CS First Boston Mortgage Securities Corp. 1998-C1 A1B		6.480%	5/17/40	55,424	55,422
GE Capital Commercial Mortgage Corp. 2007-C1 A4		5.543%	12/10/49	1,330,000	1,300,578
GMAC Commercial Mortgage Securities Inc. 2006-C1 A4		5.238%	11/10/45	3,800,000	3,717,587
GS Mortgage Securities Corp. II 2005-GG4		4.680%	7/10/39	12,900,000	12,364,516
GSR Mortgage Loan Trust 2005-4F 1A1		4.500%	4/25/20	7,439,313	7,136,566
JP Morgan Chase Commercial Mortgage Pass-Through Certificates 2005-CIBC12		4.895%	9/12/37	1,610,000	1,572,106
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3		5.420%	5/15/49	56,130,000	54,312,303
JP Morgan Commercial Mortgage Finance Corp. 1999-C8 A2		7.400%	7/15/31	3,855,665	3,908,687
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	13,356,000	12,951,472
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	15,000,000	14,229,879

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
LB-UBS Commercial Mortgage Trust 2005-C5		4.954%	9/15/30	$17,880,000	$17,544,936
MASTR Reperforming Loan Trust 2005-1		6.500%	8/25/34	1,059,991	990,803	A
MASTR Reperforming Loan Trust 2005-1 1A3		7.000%	8/25/34	8,904,797	8,948,238	A
Merrill Lynch/Countrywide Commercial Mortgage 2007-6 A4		5.485%	3/12/51	18,740,000	18,222,540
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-5 A4		5.378%	8/12/48	1,030,000	996,427
Morgan Stanley Capital I 2005-HQ6		4.989%	8/13/42	13,450,000	13,216,205
Morgan Stanley Capital I 2006-IQ12 A4		5.332%	12/15/43	8,700,000	8,462,617
Prime Mortgage Trust 2006-DR1 1A1		5.500%	5/25/35	27,863,246	27,395,143	A
Prime Mortgage Trust 2006-DR1 1A2		6.000%	5/25/35	12,406,771	12,313,721	A
Prime Mortgage Trust 2006-DR1 2A2		6.000%	5/25/35	46,489,135	45,610,491	A
Residential Asset Mortgage Products Inc. 2005-SL2		7.500%	2/25/32	3,603,282	3,217,337
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	43,189,775	42,906,364
Structured Asset Securities Corp. 2003-29 1A1		4.750%	9/25/18	25,924,738	25,787,025
WaMu Mortgage Pass-Through Certificates 2003-S7 A1		4.500%	8/25/18	4,799,262	4,652,285

					402,068,766

Indexed SecuritiesD	8.6%
American Home Mortgage Assets 2006-4		2.809%	10/25/46	956,014	642,678
American Home Mortgage Investment Trust 2006-2 1A1		2.679%	6/25/46	2,501,928	2,445,913
Amortizing Residential Collateral Trust 2002-BC1M		2.879%	1/1/32	1,903,245	1,675,183
Banc of America Funding Corp. 2005-E		5.663%	6/20/35	12,664,738	9,772,013
Bear Stearns Adjustable Rate Mortgage Trust 2004-9 24A1		5.470%	11/25/34	19,430,095	17,468,405
Bear Stearns Mortgage Funding Trust 2007-AR5 1A1A		2.769%	6/25/47	7,783,948	5,435,843
Bear Stearns Structured Products Inc. 2007-R11 A1A		3.635%	9/27/37	10,301,341	9,812,027	A
Citigroup Mortgage Loan Trust Inc. 2005-HE2		2.999%	5/25/35	3,141,093	2,786,491	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Alternative Loan Trust 2005-14		2.809%	5/25/35	$7,511,318	$5,933,914
Countrywide Alternative Loan Trust 2005-17 1A1		2.859%	7/25/35	9,433,641	7,499,667
Countrywide Alternative Loan Trust 2005-17 2A1		2.839%	7/25/35	19,579,297	15,458,757
Countrywide Alternative Loan Trust 2005-38 A3		2.949%	9/25/35	6,030,244	4,763,775
Countrywide Alternative Loan Trust 2005-56 3A1		2.889%	11/25/35	866,503	687,929
Countrywide Alternative Loan Trust 2005-59 1A1		3.449%	11/20/35	2,511,207	1,986,960
Countrywide Alternative Loan Trust 2006-0A7		2.809%	6/25/46	12,266,983	10,221,223
Countrywide Home Loans 2005-03 1A2		2.889%	4/25/35	10,353,152	8,171,622
Countrywide Home Loans 2005-09 1A1		2.899%	5/25/35	10,565,230	8,258,804
Countrywide Home Loans 2005-09 2A1		2.819%	5/25/35	5,352,608	4,549,114
Downey Savings and Loan Association Mortgage Loan Trust 2005-AR6		2.849%	10/19/45	2,600,577	2,013,793
GMAC Mortgage Corp. Loan Trust 2004-AR2 3A		4.378%	8/19/34	38,510,283	38,999,499
Granite Mortgages PLC 2003-1		4.084%	1/20/20	433,075	430,905	A,J
Greenpoint Mortgage Funding Trust 2005-AR1		2.819%	6/25/45	8,472,691	6,351,716
Greenpoint Mortgage Funding Trust 2005-AR4		2.859%	10/25/35	1,854,471	1,355,096
Greenpoint Mortgage Funding Trust 2006-AR4		2.699%	9/25/46	33,413,653	28,461,593
Greenpoint Mortgage Funding Trust 2006-AR5		2.679%	10/25/46	37,756,021	32,948,638
GSMPS Mortgage Loan Trust 2005-RP2		2.949%	3/25/35	15,990,225	12,566,737	A
Harborview Mortgage Loan Trust 2005-7		5.922%	6/19/45	16,020,909	12,679,047
Harborview Mortgage Loan Trust 2006-14 2A1A		2.709%	3/19/38	809,295	613,015
Harborview Mortgage Loan Trust 2006-9 2A1A		2.769%	11/19/36	965,284	734,705
Harborview Mortgage Loan Trust 2007-7 2A1A		3.599%	11/25/47	59,050,021	44,287,515
Impac Secured Assets Corp. 2005-2		2.919%	3/25/36	1,541,719	1,097,365

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.260%	11/25/37	$8,476,937	$8,078,118
IXIS Real Estate Capital Trust 2006-HE2 A1		2.659%	8/25/36	287,074	285,423
MASTR Adjustable Rate Mortgages Trust 2007-3 22A2		2.809%	5/25/47	34,908,000	22,317,089
Medallion Trust 2003-1G		2.789%	12/21/33	1,824,156	1,713,345
MLCC Mortgage Investors Inc. 2003-B		2.939%	4/25/28	2,133,594	1,903,253
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		2.919%	10/25/35	1,734,418	1,371,021
Structured Asset Mortgage Investments Inc. 2006-AR6		2.789%	7/25/36	17,381,680	11,735,850
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A		2.809%	8/25/36	36,869,085	27,081,357
Thornburg Mortgage Securities Trust 2005-2 A2		2.829%	7/25/45	14,513,148	14,462,610
Thornburg Mortgage Securities Trust 2006-1		2.769%	1/25/36	43,437,175	42,644,590
Thornburg Mortgage Securities Trust 2006-3		2.704%	5/25/46	4,017,582	3,944,414
WaMu Alternative Mortgage Pass-Through Certificates 2007-OA4 A1A		5.282%	4/25/47	52,912,507	38,097,005
WaMu Mortgage Pass-Through Certificates, 2005-AR06 2A1A		2.829%	4/25/45	9,607,279	7,422,031
WaMu Mortgage Pass-Through Certificates, 2005-AR08 1A1A		2.869%	7/25/45	10,333,917	7,286,503
WaMu Mortgage Pass-Through Certificates, 2005-AR11		2.919%	8/25/45	25,661,982	19,906,510
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1A1		2.889%	10/25/45	15,363,588	12,248,089
WaMu Mortgage Pass-Through Certificates, 2005-AR13 B10		4.335%	10/25/45	3,860,895	849,397	A
WaMu Mortgage Pass-Through Certificates, 2005-AR17 A1A2		2.889%	12/25/45	9,589,687	7,424,464
WaMu Mortgage Pass-Through Certificates, 2005-AR19 A1A1		2.869%	12/25/45	19,274,536	15,335,773
WaMu Mortgage Pass-Through Certificates, 2005-AR19 A1A2		2.889%	12/25/45	18,702,379	14,774,477
Zuni Mortgage Loan Trust 2006-OA1		2.729%	8/25/36	20,854,028	19,770,878

					578,762,139

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Stripped Securities	0.1%
Diversified REIT Trust 1999-1A		0.204%	3/18/11	$42,293,170	$463,110	A,G,K1
FFCA Secured Lending Corp. 1999-1A		1.421%	9/18/25	5,320,350	198,933	A,G,K1
GE Capital Commercial Mortgage Corp. 2005-C4		5.333%	11/10/45	7,110,000	7,141,386	K1
LB-UBS Commercial Mortgage Trust 2001-C3 X		0.936%	6/15/36	16,028,798	398,117	A,G,K1
Structured Mortgage Asset Residential Trust 1991-8		0.014%	1/25/23	586,469	1	G,K1

					8,201,547

Variable Rate SecuritiesH	3.5%
Banc of America Commercial Mortgage Inc. 2005-5 A4		5.115%	10/10/15	10,400,000	10,267,735
Citigroup Mortgage Loan Trust Inc. 2005-5 3A2A		5.628%	10/25/35	4,835,844	3,777,335
Credit Suisse Mortgage Capital Certificates 2006-C1 A4		5.555%	2/15/39	5,080,000	5,062,772
Credit Suisse Mortgage Capital Certificates A3-C2		5.659%	3/15/39	53,500,000	53,752,916
Greenwich Capital Commercial Funding Corp. 2006-GG7		5.913%	7/10/38	22,870,000	23,344,145
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	6,978,608	5,351,222
JP Morgan Chase Commercial Mortgage Securities Corp. 2005-CB13		5.294%	1/12/43	7,600,000	7,604,449
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB20 A4		5.794%	2/12/51	40,800,000	40,424,566
MASTR Adjustable Rate Mortgages Trust 2004-15		6.946%	12/25/34	196,099	197,351
Merrill Lynch Mortgage Investors Inc. 1998-C1 A3		6.720%	11/15/26	2,800,000	2,898,502
Merrill Lynch Mortgage Trust 2005-CIP1 A4		5.047%	7/12/38	1,450,000	1,427,042
Merrill Lynch Mortgage Trust 2005-CKI1		5.244%	11/12/37	23,750,000	23,730,409
Morgan Stanley Mortgage Loan Trust 2005-3AR		5.338%	7/25/35	3,786,422	3,870,847
Thornburg Mortgage Securities Trust 2007-4 2A1		6.225%	9/25/37	26,537,504	24,683,931
Thornburg Mortgage Securities Trust 2007-4 3A1		6.220%	9/25/37	25,671,537	23,163,487

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Wachovia Bank Commercial Mortgage Trust 2005-C20		5.118%	7/15/42	$4,000,000	$3,952,665

					233,509,374

Total Mortgage-Backed Securities (Cost—$1,368,227,647)					1,222,541,826
U.S. Government and Agency Obligations	6.6%

Fixed Rate Securities	2.6%
Fannie Mae		4.610%	10/10/13	30,420,000	30,435,545	B
Fannie Mae		6.000%	4/18/36	9,300,000	10,007,535	B
Federal Home Loan Bank		3.875%	8/22/08	5,460,000	5,490,822
Freddie Mac		5.250%	2/24/11	9,960,000	10,190,504	B
Freddie Mac		4.650%	10/10/13	34,390,000	34,405,097	B
Freddie Mac		5.450%	11/21/13	11,340,000	11,518,185
Freddie Mac		5.300%	5/12/20	53,095,000	54,182,333	B
Freddie Mac		5.625%	11/23/35	12,290,000	12,799,064
Tennessee Valley Authority		7.125%	5/1/30	2,450,000	3,198,938	B
United States Treasury Notes		3.750%	5/15/08	2,840,000	2,848,210	B
United States Treasury Notes		4.875%	6/30/12	120,000	132,234	B

					175,208,467

Treasury Inflation-Protected SecuritiesL	4.0%
United States Treasury Inflation-Protected Security		2.000%	1/15/14	673,892	729,909	B
United States Treasury Inflation-Protected Security		2.375%	1/15/17	6,331,446	7,066,489	B
United States Treasury Inflation-Protected Security		2.625%	7/15/17	2,331,884	2,657,254	B
United States Treasury Inflation-Protected Security		1.625%	1/15/18	20,148	21,157	B
United States Treasury Inflation-Protected Security		2.375%	1/15/25	40,485,821	44,050,476	B
United States Treasury Inflation-Protected Security		2.000%	1/15/26	71,806,675	74,028,230	B
United States Treasury Inflation-Protected Security		2.375%	1/15/27	74,020,360	80,797,812	B
United States Treasury Inflation-Protected Security		1.750%	1/15/28	13,549,530	13,432,029	B

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations—Continued
Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		3.625%	4/15/28	$13,126,791	$17,021,759	B
United States Treasury Inflation-Protected Security		3.875%	4/15/29	16,458,188	22,248,129	B
United States Treasury Inflation-Protected Security		3.375%	4/15/32	5,398,015	7,088,268	B

					269,141,512

Total U.S. Government and Agency Obligations (Cost—$410,563,245)					444,349,979
U.S. Government Agency Mortgage-Backed Securities	55.7%

Fixed Rate Securities	52.0%
Fannie Mae		7.000%	5/1/09 to 2/1/33	8,233,656	8,754,732
Fannie Mae		8.000%	5/1/15	7,158	7,570
Fannie Mae		5.500%	4/1/18 to 3/1/37	327,291,069	330,673,485
Fannie Mae		4.500%	7/1/18 to 9/1/35	11,383,341	11,107,324
Fannie Mae		4.000%	8/1/20 to 9/1/20	5,002,529	4,881,394
Fannie Mae		5.000%	8/1/20 to 11/1/36	817,766,021	812,494,596
Fannie Mae		7.500%	6/1/25 to 5/1/28	500,855	542,126
Fannie Mae		6.000%	1/1/26 to 9/1/37	510,137,045	523,169,713
Fannie Mae		6.500%	7/1/28 to 11/1/37	56,278,155	58,376,902
Fannie Mae		4.500%	12/1/38	188,000,000	181,243,656	M
Fannie Mae		5.000%	12/1/38	299,500,000	296,284,652	M
Fannie Mae		5.500%	12/1/38	430,900,000	434,939,687	M
Fannie Mae		6.000%	12/1/38	8,370,000	8,613,249	M
Freddie Mac		9.750%	7/1/08	260	262
Freddie Mac		6.000%	3/1/09 to 12/1/37	919,574	948,558
Freddie Mac		5.500%	12/1/13 to 8/1/35	31,886,250	32,273,818
Freddie Mac		9.300%	4/15/19	98,457	106,395
Freddie Mac		5.000%	9/1/20 to 4/1/38	654,445,471	649,228,863
Freddie Mac		7.000%	4/1/24 to 5/1/32	2,625,920	2,788,155
Freddie Mac		6.500%	6/1/32	42,657	44,532
Government National Mortgage Association		10.000%	11/15/09	129	136

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Government National Mortgage Association		8.000%	10/15/16 to 7/15/17	$122,816	$133,691
Government National Mortgage Association		7.500%	10/15/22 to 8/15/32	237,493	256,042
Government National Mortgage Association		7.000%	6/15/23 to 5/15/32	292,224	312,840
Government National Mortgage Association		6.500%	10/15/23 to 3/15/33	14,913,096	15,576,062
Government National Mortgage Association		6.000%	3/15/26 to 8/15/35	28,133,610	29,127,167
Government National Mortgage Association		5.500%	1/15/33	217,745	222,593
Government National Mortgage Association		5.000%	6/15/35 to 9/15/35	58,716,253	58,796,257
Government National Mortgage Association		5.000%	12/1/38	56,300,000	56,141,684	M

					3,517,046,141

Indexed SecuritiesD	3.7%
Fannie Mae		4.838%	6/1/35	9,646,784	9,709,803
Fannie Mae		4.561%	7/1/35	4,461,387	4,481,398
Fannie Mae		4.364%	8/1/35	990,517	998,453
Fannie Mae		4.650%	9/1/35	5,921,931	5,943,066
Fannie Mae		4.722%	9/1/35	2,316,296	2,324,851
Fannie Mae		4.943%	9/1/35	4,130,697	4,197,861
Fannie Mae		4.609%	10/1/35	1,972,212	1,981,403
Fannie Mae		4.682%	10/1/35	2,810,888	2,817,148
Fannie Mae		4.769%	10/1/35	2,092,091	2,102,603
Fannie Mae		4.892%	10/1/35	1,854,887	1,850,708
Fannie Mae		6.535%	10/1/35	16,541,423	17,012,388
Fannie Mae		6.505%	11/1/35	6,124,821	6,305,715
Fannie Mae		6.516%	11/1/35	5,612,503	5,772,031
Fannie Mae		6.519%	11/1/35	5,777,520	5,941,739
Fannie Mae		6.522%	11/1/35	6,333,904	6,514,089
Fannie Mae		6.540%	11/1/35	6,301,742	6,481,316
Fannie Mae		5.509%	2/1/37	59,728,718	60,678,632
Fannie Mae		5.638%	4/1/37	13,794,173	14,189,555
Freddie Mac		4.822%	10/1/35	3,495,695	3,487,687
Freddie Mac		5.889%	2/1/37	59,456,526	60,485,527

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Freddie Mac		5.830%	8/1/37	$21,614,330	$21,854,186
Freddie Mac		6.084%	10/1/37	6,004,574	6,094,368

					251,224,527

Stripped Securities	N.M.
Fannie Mae		9.500%	2/1/17	11,482	2,349	G,K1
Fannie Mae		1,009.500%	2/25/20	1	18	G,K1
Fannie Mae		1,009.250%	8/25/21	331	6,229	G,K1
Fannie Mae		0.000%	5/25/22	75,564	71,682	E,G,K2
Financing Corp.		0.000%	4/5/19	1,150,000	712,993	E,G,K2
Freddie Mac		10.000%	3/1/21	65,396	14,751	G,K1
Freddie Mac		0.000%	7/15/22	11,839	10,941	E,G,K2

					818,963

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$3,698,903,135)					3,769,089,631
Yankee BondsJ	5.7%

Aerospace and Defense	0.1%
Systems 2001 Asset Trust		6.664%	9/15/13	4,055,648	4,167,178	A

Commercial Banks	1.7%
Eksportfinans ASA		5.500%	5/25/16	10,700,000	11,727,778
Glitnir Banki Hf		6.330%	7/28/11	6,080,000	5,221,072	A
Glitnir Banki Hf		6.375%	9/25/12	8,920,000	7,610,928	A
Glitnir Banki Hf		6.693%	6/15/16	11,830,000	9,535,146	A,C
Glitnir Banki Hf		7.451%	9/14/49	1,600,000	1,297,760	A,C
HBOS Capital Funding LP		6.071%	6/30/49	3,105,000	2,727,168	A,C
HSBC Capital Funding LP		4.610%	6/27/49	1,630,000	1,436,724	A,C
Kaupthing Bank Hf		5.750%	10/4/11	2,960,000	2,362,781	A
Kaupthing Bank Hf		7.125%	5/19/16	30,520,000	20,593,797	A
Landsbanki Islands Hf		6.100%	8/25/11	17,170,000	15,000,639	A
Resona Preferred Global Securities		7.191%	12/29/49	13,670,000	11,938,394	A,C
Royal Bank of Scotland Group PLC		7.640%	3/31/49	3,700,000	3,186,403	C
Royal Bank of Scotland Group PLC		6.990%	10/29/49	5,720,000	4,855,708	A,C
RSHB Capital SA		6.299%	5/15/17	15,740,000	14,579,175	A
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	11,080,000	7,343,957	A,C

					119,417,430

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Diversified Financial Services	0.5%
Aiful Corp.		5.000%	8/10/10	$4,030,000	$3,800,617	A
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	4,660,000	3,797,429	C
SMFG Preferred Capital		6.078%	1/29/49	13,800,000	10,819,200	A,C
TNK-BP Finance SA		7.500%	7/18/16	9,940,000	9,231,775	A
TNK-BP Finance SA		7.500%	7/18/16	726,000	682,440	A
TNK-BP Finance SA		6.625%	3/20/17	318,000	275,070	A
TNK-BP Finance SA		6.625%	3/20/17	4,830,000	4,177,950	A

					32,784,481

Diversified Telecommunication Services	0.3%
British Telecommunications PLC		8.625%	12/15/10	1,755,000	1,930,086	F
Deutsche Telekom International Finance BV		5.750%	3/23/16	5,370,000	5,309,179
Koninklijke (Royal) KPN NV		8.000%	10/1/10	8,240,000	8,847,733
Telecom Italia Capital SpA		5.250%	11/15/13	965,000	901,686
Telecom Italia Capital SpA		4.950%	9/30/14	2,570,000	2,338,854
Telecom Italia Capital SpA		5.250%	10/1/15	2,060,000	1,871,525

					21,199,063

Electric Utilities	N.M.
Hydro-Quebec		6.300%	5/11/11	570,000	623,126

Foreign Governments	0.7%
Russian Federation		7.500%	3/31/30	18,523,890	21,330,259	A
United Mexican States		5.625%	1/15/17	160,000	168,160	B
United Mexican States		7.500%	4/8/33	302,000	366,175
United Mexican States		6.750%	9/27/34	25,404,000	28,338,162

					50,202,756

Gas Utilities	0.2%
Intergas Finance BV		6.375%	5/14/17	13,221,000	11,535,323	A
Intergas Finance BV		6.375%	5/14/17	1,220,000	1,070,550	A

					12,605,873

Industrial Conglomerates	1.0%
Tyco International Group SA		6.125%	11/1/08	820,000	826,133
Tyco International Group SA		6.125%	1/15/09	330,000	333,776
Tyco International Group SA		6.750%	2/15/11	26,549,000	27,975,982
Tyco International Group SA		6.375%	10/15/11	6,560,000	6,536,955
Tyco International Group SA		6.000%	11/15/13	2,950,000	2,962,290

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued
Industrial Conglomerates—Continued
Tyco International Group SA		7.000%	6/15/28	$3,380,000		$3,245,706
Tyco International Group SA		6.875%	1/15/29	24,710,000		24,159,412

						66,040,254

Insurance	0.2%
Merna Reinsurance Ltd.		6.580%	7/7/10	13,500,000		12,316,050	A,D

Metals and Mining	0.3%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	1,750,000		1,745,113	A
Vale Overseas Ltd.		8.250%	1/17/34	330,000		368,497
Vale Overseas Ltd.		6.875%	11/21/36	20,252,000		19,760,180

						21,873,790

Oil, Gas and Consumable Fuels	0.6%
Anadarko Finance Co.		7.500%	5/1/31	730,000		821,320
Conoco Funding Co.		6.350%	10/15/11	400,000		435,813
Conoco Funding Co.		7.250%	10/15/31	350,000		408,204
Gazprom		6.212%	11/22/16	15,410,000		14,254,250	A
Gazprom		6.510%	3/7/22	12,230,000		10,899,987	A
Petrobras International Finance Co.		6.125%	10/6/16	10,020,000		9,991,944
Petrozuata Finance Inc.		8.220%	4/1/17	3,950,000		3,974,687	A

						40,786,205

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	6,820,000		6,742,354

Total Yankee Bonds (Cost—$423,558,561)						388,758,560
Preferred Stocks	0.7%
Fannie Mae		7.000%		26,600	shs	1,198,662	D
Fannie Mae		8.250%		578,475		13,912,324	C
Fannie Mae		5.375%		44		2,942,500	I
Freddie Mac		8.375%		844,875		20,614,950	C
General Motors Corp.		5.250%		292,725		4,750,927	I
Home Ownership Funding Corp.		1.000%		5,575		992,002	A,G
Home Ownership Funding Corp. II		1.000%		5,000		889,687	A,G

Total Preferred Stocks (Cost—$55,550,837)						45,301,052
Total Long-Term Securities (Cost—$7,673,507,192)						7,442,895,329

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/SHARES		VALUE

Investment of Collateral From Securities Lending	8.5%
State Street Navigator Securities Lending Prime Portfolio				578,572,379shs		$578,572,379

Total Investment of Collateral From Securities Lending (Cost—$578,572,379)						578,572,379
Short-Term Securities	6.8%

U.S. Government and Agency Obligations	5.7%
Fannie Mae		0.000%	12/15/08	$62,800,000		61,908,868	E,N
United States Treasury Bill		0.000%	4/24/08	181,724,000		181,460,524	B,E
United States Treasury Bill		0.000%	9/11/08	145,000,000		144,034,880	B,E

						387,404,272

Yankee BondsJ	0.6%
Deutsche Bank AG		3.442%	11/26/08	38,100,000		38,082,474

Options PurchasedO	N.M.
Barclays Swaption Call, April 2008, Strike Price $3.00				114,900,000	P	390,660
Barclays Swaption Call, April 2008, Strike Price $3.00				35,000,000	P	119,000
Barclays Swaption Call, April 2008, Strike Price $3.00				35,000,000	P	119,000
Barclays Swaption Call, April 2008, Strike Price $3.00				73,100,000	P	248,540
Barclays Swaption Call, May 2008, Strike Price $3.35				27,500,000	P	368,500
Barclays Swaption Call, May 2008, Strike Price $3.45				22,500,000	P	351,000
JP Morgan Swaption Call, April 2008, Strike Price $3.00				35,000,000	P	119,000
Lehman Swaption Call, May 2008, Strike Price $4.20				9,600,000	P	344,640
U.S. Treasury Bond Futures Call, May 2008, Strike Price $120.00				101	P	186,219
U.S. Trerasury Note Futures Call, May 2008, Strike Price $145.00				1,975	P	30,859

						2,277,418

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	PAR/ SHARES	VALUE

Short-Term Securities—Continued

Repurchase Agreement	0.5%
Merrill Lynch Government Securities Inc. 2.25%, dated 3/31/08, to be repurchased at $34,456,153 on 4/1/08 (Collateral: $35,263,000 Federal Home Loan Bank, zero-coupon bond due 5/23/08, value $35,143,071)		$34,454,000	$34,454,000

Total Short-Term Securities (Cost—$466,212,630)			462,218,164
Total Investments (Cost—$8,718,292,201)Q	125.3%		8,483,685,872
Obligation to Return Collateral for Securities Loaned	(8.5)%		(578,572,379)
Other Assets Less Liabilities	(16.8)%		(1,137,436,964)

Net Assets	100.0%		$6,767,676,529

	EXPIRATION	CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedO
Eurodollar Futures	June 2008	6,270	$14,573,765
Eurodollar Futures	September 2008	2,099	1,557,680
Eurodollar Futures	June 2009	1,505	(288,775)
U.S. Treasury Bond Futures	June 2008	94	(26,985)
U.S. Treasury Note Futures	June 2008	1,758	(70,095)

			$15,745,590

Futures Contracts WrittenO
Eurodollar Futures	December 2008	37	(19,997)
Eurodollar Futures	March 2009	603	(854,753)
Eurodollar Futures	September 2009	100	(115,500)
U.S. Treasury Note Futures	June 2008	11,001	(19,242,918)
U.S. Treasury Note Futures	June 2008	276	(423,227)

			$(20,656,395)

Options WrittenO
Barclays Swaption Call, Strike Price $2.10	April 2008	40,200,000	$200,960
Barclays Swaption Call, Strike Price $2.20	April 2008	20,300,000	102,495
Barclays Swaption Call, Strike Price $2.30	April 2008	35,300,000	183,560
Barclays Swaption Call, Strike Price $2.30	April 2008	18,500,000	85,100
Barclays Swaption Call, Strike Price $2.30	April 2008	35,100,000	171,990
Barclays Swaption Call, Strike Price $2.40	April 2008	17,000,000	68,000
Barclays Swaption Call, Strike Price $2.50	April 2008	16,900,000	84,500
Barclays Swaption Call, Strike Price $2.50	April 2008	21,400,000	98,440
Bear Stearns Swaption Call, Strike Price $2.50	April 2008	21,700,000	95,480
Bear Stearns Swaption Call, Strike Price $4.80	April 2008	25,130,000	(1,216,594)

Annual Report to Shareholders

	EXPIRATION	CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
Bear Stearns Swaption Put, Strike Price $3.93	May 2008	72,500,000	$624,298
Bear Stearns Swaption Put, Strike Price $5.30	April 2008	25,130,000	285,602
Eurodollar Futures Put, Strike Price $95.25	June 2008	1,000	201,250
Eurodollar Futures Put, Strike Price $96.125	June 2008	988	155,735
Eurodollar Futures Put, Strike Price $96.25	June 2008	574	287,705
Eurodollar Futures Put, Strike Price $96.75	June 2008	411	95,626
Eurodollar Futures Put, Strike Price $97.00	September 2008	302	49,527
Eurodollar Futures Put, Strike Price $97.25	June 2008	592	126,490
Eurodollar Futures Put, Strike Price $97.75	June 2008	1,559	(56,170)
Eurodollar Futures Put, Strike Price $97.75	September 2008	2,358	29,422
Greenwich Swaption Call, Strike Price $4.85	April 2008	24,750,000	(1,304,597)
Greenwich Swaption Call, Strike Price $5.16	November 2012	23,000,000	(113,735)
Greenwich Swaption Put, Strike Price $5.16	November 2012	23,000,000	41,469
Greenwich Swaption Put, Strike Price $5.35	April 2008	24,750,000	284,476
JP Morgan Swaption Call, Strike Price $2.10	April 2008	20,300,000	83,210
JP Morgan Swaption Call, Strike Price $2.40	April 2008	63,200,000	322,320
JP Morgan Swaption Call, Strike Price $2.40	April 2008	17,600,000	89,760
JP Morgan Swaption Call, Strike Price $2.40	April 2008	17,500,000	70,000
JP Morgan Swaption Put, Strike Price $4.77	May 2008	44,700,000	600,455
Lehman Swaption Call, Strike Price $2.15	April 2008	40,400,000	201,960
Lehman Swaption Call, Strike Price $2.20	April 2008	20,000,000	81,980
Lehman Swaption Call, Strike Price $2.40	April 2008	34,300,000	174,930
Lehman Swaption Call, Strike Price $2.40	April 2008	16,700,000	85,587
Lehman Swaption Call, Strike Price $2.40	April 2008	15,900,000	63,600
U.S. Treasury Bond Futures Call, Strike Price $118.00	May 2008	611	(212,414)
U.S. Treasury Bond Futures Put, Strike Price $110.00	May 2008	199	61,192
U.S. Treasury Bond Futures Put, Strike Price $115.00	May 2008	1,680	893,975
U.S. Treasury Bond Futures Put, Strike Price $115.00	May 2008	1,261	671,758
U.S. Treasury Bond Futures Put, Strike Price $117.00	May 2008	587	(223,154)
U.S. Treasury Note Futures Call, Strike Price $117.00	May 2008	1,014	(1,827,773)
U.S. Treasury Note Futures Call, Strike Price $118.00	May 2008	5,248	(5,394,974)
U.S. Treasury Note Futures Call, Strike Price $123.00	May 2008	191	28,889
U.S. Treasury Note Futures Put, Strike Price $112.00	May 2008	396	245,520
U.S. Treasury Note Futures Put, Strike Price $112.50	May 2008	296	350,067
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	2,760	2,408,309
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	886	43,991
U.S. Treasury Note Futures Put, Strike Price $116.00	May 2008	508	633,882
U.S. Treasury Note Futures Put, Strike Price $117.00	May 2008	1,768	36,582
U.S. Treasury Note Futures Put, Strike Price $117.50	April 2008	1,542	245,509
USD Put, Strike Price $95.50	June 2008	1,194	267,718

			$583,908

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

N.M. Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 8.21% of net assets.

B	All or a portion of this security is on loan.
C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2008.

E	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
F	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
G	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for these securities was $22,850,377.
H	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
I	Convertible Security – Security may be converted into the issuer’s common stock.
J	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
K

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

L

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

M	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
N	All or a portion of this security is collateral to cover futures and options contracts written.
O	Options and futures are described in more detail in the notes to financial statements.
P	Par represents actual number of contracts.
Q	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$126,293,666
Gross unrealized depreciation	(362,052,573)

Net unrealized depreciation	$(235,758,907)

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$8,252,079,571)		$8,021,467,708	A
Short-term securities at value (Cost—$466,212,630)		462,218,164
Receivable for securities sold		1,293,711,760
Receivable for fund shares sold		9,255,673
Interest receivable		70,627,656
Other assets		801,487

Total assets		9,858,082,448

Liabilities:
Payable for securities purchased	$2,224,829,970
Obligation to return collateral for securities loaned	578,572,379
Swap contracts at value	231,988,634
Options written (Proceeds—$28,791,485)	28,207,578
Amounts payable for open swaps	10,677,944
Payable for fund shares repurchased	7,779,856
Income distribution payable	2,519,986
Futures variation margin payable	2,205,114
Accrued management fee	2,252,556
Accrued expenses	908,548
Accrued distribution fees	340,497
Cash overdraft	71,388
Other payable	51,469

Total liabilities		3,090,405,919

Net Assets		$6,767,676,529

Net assets consist of:
Accumulated paid-in-capital		$7,250,092,497
Undistributed net investment income		16,291,168
Accumulated net realized loss on investments, options, futures and swaps		(92,067,837)
Net unrealized depreciation on investments, options, futures and swaps		(406,639,299)

Net Assets		$6,767,676,529

Net Asset Value Per Share:
Institutional Class (487,825,655 shares outstanding)		$10.54
Financial Intermediary Class (154,450,533 shares outstanding)		$10.54

A	The market value of securities on loan is $614,575,426.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest	$393,569,154
Income from securities lending	2,103,127

Total income		$395,672,281
Expenses:
Management fees	27,807,910
Distribution fee:
Financial Intermediary Class	3,882,741
Audit and legal fees	188,874
Custodian fees	621,548
Directors’ fees and expenses	188,556
Registration fees	100,282
Reports to shareholders	1,336,970
Transfer agent and shareholder servicing expense:
Institutional Class	52,088
Financial Intermediary Class	26,803
Other expenses	112,296

Total expenses		34,318,068

Net Investment Income		361,354,213
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	39,732,323
Options	35,482,732
Futures	(236,297,498)
Swaps	83,401,448

		(77,680,995)
Change in unrealized appreciation/(depreciation) of investments, options, futures and swaps		(418,890,141)

Net Realized and Unrealized Loss on Investments		(496,571,136)

Change in Net Assets Resulting From Operations		$(135,216,923)

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$361,354,213	$259,135,907

Net realized gain/(loss)	(77,680,995)	69,502,656

Change in unrealized appreciation/(depreciation)	(418,890,141)	95,353,218

Change in net assets resulting from operations	(135,216,923)	423,991,781

Distributions to shareholders from:
Net investment income:
Institutional Class	(279,146,241)	(224,496,328)
Financial Intermediary Class	(77,801,855)	(45,594,813)

Net realized gain on investments:
Institutional Class	(22,347,640)	—
Financial Intermediary Class	(6,284,549)	—

Change in net assets from fund share transactions:
Institutional Class	567,219,859	611,643,176
Financial Intermediary Class	343,480,947	1,008,162,458

Change in net assets	389,903,598	1,773,706,274

Net Assets:
Beginning of year	$6,377,772,931	$4,604,066,657

End of year	$6,767,676,529	$6,377,772,931

Undistributed net investment income	$16,291,168	$3,789,043

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$11.37		$11.05		$11.29		$11.81		$11.57

Investment operations:
Net investment income	.58	A	.55	A	.49	B	.39	B	.41	B
Net realized and unrealized gain/(loss)	(.78)		.34		(.22)		(.21)		.45

Total from investment operations	(.20)		.89		.27		.18		.86

Distributions from:
Net investment income	(.58)		(.57)		(.51)		(.39)		(.44)
Net realized gain on investments	(.05)		—		—	C	(.31)		(.18)

Total distributions	(.63)		(.57)		(.51)		(.70)		(.62)

Net asset value, end of year	$10.54		$11.37		$11.05		$11.29		$11.81

Total return	(1.88)%		8.23%		2.46%		1.68%		7.64%

Ratios to Average Net Assets:D
Total expenses	.44%		.47%		.45%		.46%		.49%
Expenses net of waivers, if any	.44%		.47%		.45%		.46%		.49%
Expenses net of all reductions	.44%		.47%		.45%		.46%		.49%
Net investment income	5.3%		4.9%		4.3%		3.4%		3.5%

Supplemental Data:
Portfolio turnover rate	455.0%		431.7%		540.4%		407.2%		464.6%
Net assets, end of year (in thousands)	$5,140,277		$4,975,052		$4,243,248		$3,277,782		$2,187,219

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C	Amount less than $.01 per share.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Bond Portfolio

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$11.37		$11.05		$11.29		$11.81		$11.57

Investment operations:
Net investment income	.56	A	.51	A	.47	B	.38	B	.40	B
Net realized and unrealized gain/(loss)	(.79)		.35		(.22)		(.23)		.43

Total from investment operations	(.23)		.86		.25		.15		.83

Distributions from:
Net investment income	(.55)		(.54)		(.49)		(.36)		(.41)
Net realized gain on investments	(.05)		—		—	C	(.31)		(.18)

Total distributions	(.60)		(.54)		(.49)		(.67)		(.59)

Net asset value, end of year	$10.54		$11.37		$11.05		$11.29		$11.81

Total return	(2.12)%		7.95%		2.19%		1.42%		7.36%

Ratios to Average Net Assets:D
Total expenses	.69%		.72%		.70%		.72%		.76%
Expenses net of waivers, if any	.69%		.72%		.70%		.72%		.75%
Expenses net of all reductions	.69%		.72%		.70%		.72%		.75%
Net investment income	5.1%		4.6%		4.1%		4.2%		3.3%

Supplemental Data:
Portfolio turnover rate	455.0%		431.7%		540.4%		407.2%		464.6%
Net assets, end of year (in thousands)	$1,627,400		$1,402,721		$360,819		$265,518		$121,607

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Plus Bond Portfolio

The average annual total returns for the Western Asset Core Plus Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08		Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Western Asset Core Plus Bond Portfolio:
Institutional Class	-1.92%	-0.72%	+3.37%	+4.63%	+6.06%
Financial Intermediary Class	-1.87%	-0.97%	+3.15%	+4.38%	+5.24%
Lehman Aggregate Bond IndexB	+2.17%	+7.67%	+5.48%	+4.58%	+5.95%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Classes were 0.44% and 0.69%, respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution fees (if any) and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Classes were 0.44%, and 0.69%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses to 0.45% for the Institutional Class and 0.70% for the Financial Intermediary Class of the Fund’s average daily net assets attributable to each share class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Class’s Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan for Financial Intermediary Class shares, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

A

The Fund’s Institutional Class inception date is July 8, 1998. The Financial Intermediary Class inception date is January 7, 2002. Since-inception index returns are for periods beginning June 30, 1998. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

Annual Report to Shareholders

A year ago, the Federal Reserve Board’s (Fed)C predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted spread (TED) D, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)E in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was negative for the 12-month period ended March 31, 2008, with strategies producing negative results. The Fund’s Institutional Class’s total return of -0.72% underperformed the Lehman Aggregate Bond Index’s return of +7.67%. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility increased. We had diversified into a number of select non-agency issues, which were particularly impacted and further negatively impacted performance. An emphasis on lower-quality credits was also a large negative as spreads trended higher in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. has been minimal relative to U.S. Treasury markets. On the positive side, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the last 12 months. A curve-steepening strategy had a positive impact on performance as the spread between the two- and 10-year yields widened. Modest Treasury Inflation-Protected Securities (TIPS) exposure had a positive impact following a commodity-driven rise in headline inflation.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points (bps) = 1%

Annual Report to Shareholders

Expense Example

Western Asset Core Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/01/07 to 03/31/08
Core Plus Bond Portfolio:
Institutional Class
Actual	$1,000.00	$986.40	$2.14
Hypothetical (5% return before expenses)	1,000.00	1,022.84	2.18
Financial Intermediary Class
Actual	$1,000.00	$985.20	$3.38
Hypothetical (5% return before expenses)	1,000.00	1,021.59	3.45

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.43% and 0.68% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Core Plus Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investment are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Since-inception index returns are for periods beginning June 30, 1998.

Annual Report to Shareholders

Performance Information—Continued

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

B	Since-inception index returns are for periods beginning December 31, 2001.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2008)C

Standard & Poor’s Debt RatingsD (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C

The pie charts above represent the composition of the Fund’s Portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

D	Source: Standard & Poor's.
E	Preferred stocks and warrants do not have a defined maturity date.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Plus Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Long-Term Securities	100.9%

Corporate Bonds and Notes	17.1%

Aerospace and Defense	N.M.
DRS Technologies Inc.		6.625%	2/1/16	$10,000		$9,775
L-3 Communications Corp.		7.625%	6/15/12	852,000		872,235

						882,010

Airlines	0.6%
Continental Airlines Inc.		6.545%	8/2/20	7,674,956		7,382,386
Continental Airlines Inc.		5.983%	4/19/22	8,300,000		7,394,553
DAE Aviation Holdings Inc.		11.250%	8/1/15	1,950,000		1,920,750	A
Delta Air Lines Inc.		6.619%	3/18/11	3,093,046		3,031,186
Delta Air Lines Inc.		7.570%	5/18/12	11,375,000		11,339,510
Delta Air Lines Inc.		6.821%	8/10/22	14,463,199		13,865,869	A
Northwest Airlines Corp.		7.575%	3/1/19	11,988,854		11,846,187
Northwest Airlines Inc.		3.642%	8/6/13	1,199,998		1,091,969	B
Southwest Airlines Co.		5.125%	3/1/17	5,320,000		4,963,384	C
United Air Lines Inc.		7.032%	4/1/12	491,692		486,775
United Air Lines Inc.		7.186%	10/1/12	14,840,010		14,691,610
United Air Lines Inc.		6.602%	3/1/15	3,470,154		3,456,097

						81,470,276

Auto Components	N.M.
Visteon Corp.		8.250%	8/1/10	2,050,000		1,675,875	C

Automobiles	0.5%
DaimlerChrysler NA Holding Corp.		4.050%	6/4/08	610,000		610,225
DaimlerChrysler NA Holding Corp.		7.200%	9/1/09	620,000		641,315
DaimlerChrysler NA Holding Corp.		5.875%	3/15/11	500,000		511,123
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	3,315,000		3,539,389
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	1,390,000		1,465,182
Ford Motor Co.		7.450%	7/16/31	30,335,000		20,021,100	C
Ford Motor Co.		4.250%	12/15/36	175,000		150,063	D
General Motors Corp.		8.250%	7/15/23	8,240,000		5,768,000	C
General Motors Corp.		8.375%	7/5/33	9,520,000	EUR	10,073,724
General Motors Corp.		8.375%	7/15/33	46,230,000		32,592,150	C

						75,372,271

Building Products	0.1%
Masco Corp.		7.125%	8/15/13	5,830,000		5,872,786
Masco Corp.		6.125%	10/3/16	8,270,000		7,289,749	C

						13,162,535

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Capital Markets	0.9%
Goldman Sachs Capital II		5.793%	12/29/49	$1,790,000	$1,192,319	E
Goldman Sachs Group LP		4.500%	6/15/10	1,450,000	1,460,988
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	5,530,000	3,497,725	E
Lehman Brothers Holdings Inc.		5.250%	2/6/12	1,690,000	1,630,742
Lehman Brothers Holdings Inc.		5.625%	1/24/13	5,280,000	5,134,087
Lehman Brothers Holdings Inc.		6.200%	9/26/14	8,690,000	8,571,156
Merrill Lynch and Co. Inc.		3.125%	7/15/08	3,115,000	3,096,513
Merrill Lynch and Co. Inc.		3.168%	8/22/08	42,800,000	42,683,841	B,C
Merrill Lynch and Co. Inc.		6.375%	10/15/08	2,670,000	2,694,770
Morgan Stanley		3.625%	4/1/08	120,000	120,000
Morgan Stanley		5.625%	1/9/12	110,000	110,822
Morgan Stanley		4.750%	4/1/14	8,460,000	7,853,266	C
Morgan Stanley		4.401%	10/18/16	7,290,000	6,565,607	B,C
The Bear Stearns Cos. Inc.		5.550%	1/22/17	60,000	53,570	C
The Bear Stearns Cos. Inc.		7.250%	2/1/18	39,400,000	40,715,605
The Goldman Sachs Group Inc.		6.600%	1/15/12	2,810,000	2,971,035
The Goldman Sachs Group Inc.		5.625%	1/15/17	1,420,000	1,362,242

					129,714,288

Chemicals	N.M.
Georgia Gulf Corp.		9.500%	10/15/14	3,750,000	2,896,875	C
Westlake Chemical Corp.		6.625%	1/15/16	1,265,000	1,106,875

					4,003,750

Commercial Banks	0.2%
Bank One Corp.		7.875%	8/1/10	150,000	160,292
Bank One Corp.		5.900%	11/15/11	2,000,000	2,121,840	C
HBOS Treasury Services PLC		5.250%	2/21/17	4,570,000	4,850,653	A
HSBC Bank PLC		7.000%	11/1/11	2,629,429	2,796,871
HSBC Bank USA		7.000%	11/1/11	2,212,272	2,389,613	A,F
HSBC Bank USA		7.000%	11/1/11	2,129,069	2,296,290	A,F
Rabobank Capital Funding Trust II		5.260%	12/31/49	590,000	506,497	A,E
Rabobank Capital Funding Trust III		5.254%	12/31/49	4,140,000	3,438,577	A,E
SunTrust Capital VIII		6.100%	12/15/36	2,660,000	2,106,188	C,E
Wachovia Capital Trust III		5.800%	3/15/42	9,480,000	6,754,500	E
Wachovia Corp.		5.250%	8/1/14	210,000	207,424
Wells Fargo and Co.		5.000%	11/15/14	130,000	130,600	C
Wells Fargo Capital X		5.950%	12/15/36	6,895,000	6,212,319	C,E

					33,971,664

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Commercial Services and Supplies	0.3%
PHH Corp.		7.125%	3/1/13	$8,640,000	$8,230,352
Rental Service Corp.		9.500%	12/1/14	1,900,000	1,586,500
Waste Management Inc.		6.500%	11/15/08	4,340,000	4,426,310
Waste Management Inc.		6.875%	5/15/09	8,000,000	8,207,024
Waste Management Inc.		7.375%	8/1/10	6,055,000	6,378,961
Waste Management Inc.		6.375%	11/15/12	1,770,000	1,838,095
Waste Management Inc.		5.000%	3/15/14	6,938,000	6,809,765
Waste Management Inc.		7.125%	12/15/17	500,000	555,228
Waste Management Inc.		7.750%	5/15/32	90,000	99,143

					38,131,378

Communications Equipment	0.1%
Motorola Inc.		8.000%	11/1/11	10,850,000	11,027,289

Computers and Peripherals	N.M.
International Business Machines Corp.		4.750%	11/29/12	40,000	41,398

Consumer Finance	2.0%
American Express Co.		6.800%	9/1/66	10,175,000	9,566,840	C,E
American General Finance Corp.		4.988%	6/27/08	18,300,000	18,199,259	B
American General Finance Corp.		6.900%	12/15/17	8,600,000	8,404,556
Ford Motor Credit Co.		5.800%	1/12/09	4,180,000	3,982,227
Ford Motor Credit Co.		7.875%	6/15/10	3,560,000	3,104,096
Ford Motor Credit Co.		8.050%	6/15/11	5,724,000	4,543,654	B,C
Ford Motor Credit Co.		7.800%	6/1/12	19,090,000	15,746,845
Ford Motor Credit Co.		8.000%	12/15/16	22,000,000	17,221,710
GMAC LLC		5.125%	5/9/08	345,000	342,976
GMAC LLC		6.625%	5/15/12	280,000	211,815
GMAC LLC		8.000%	11/1/31	165,360,000	118,512,189	C
SLM Corp.		2.935%	5/12/08	40,000,000	39,927,880	A,B
SLM Corp.		5.210%	4/1/09	11,220,000	10,715,100	B
SLM Corp.		5.000%	10/1/13	17,665,000	13,296,463
SLM Corp.		5.375%	5/15/14	25,005,000	18,765,502
SLM Corp.		5.050%	11/14/14	4,690,000	3,410,924
SLM Corp.		5.000%	4/15/15	740,000	527,266
SLM Corp.		5.625%	8/1/33	4,160,000	2,836,371

					289,315,673

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Corporate Bonds and Notes—Continued

Diversified Consumer Services	N.M.
Service Corp. International		6.750%	4/1/16	$1,530,000		$1,480,275
Service Corp. International		7.625%	10/1/18	400,000		402,000
Service Corp. International		7.500%	4/1/27	5,385,000		4,577,250

						6,459,525

Diversified Financial Services	3.1%
AAC Group Holding Corp.		0.000%	10/1/12	770,000		623,700	C,E
Air 2 US		8.027%	10/1/19	14,677,560		13,356,580	A
American Honda Finance Corp.		3.168%	5/12/08	28,000,000		28,004,620	A,B
BAC Capital Trust XIV		5.630%	12/31/49	2,230,000		1,630,565	E
Banca Italease SpA		4.574%	2/2/10	49,100,000	EUR	66,495,755	B
Bank of America Corp.		3.135%	7/25/08	75,000,000		74,941,275	B
Bank of America Corp.		5.420%	3/15/17	2,030,000		2,013,551
Citigroup Inc.		5.000%	9/15/14	150,000		141,364
Citigroup Inc.		6.125%	8/25/36	1,560,000		1,370,053
Citigroup Inc.		5.875%	5/29/37	6,040,000		5,246,006
Citigroup Inc.		6.875%	3/5/38	36,010,000		35,984,541
DI Finance LLC		9.500%	2/15/13	1,004,000		1,026,590
Dryden Investor Trust		7.157%	7/23/08	382,799		385,226	A
General Electric Capital Corp.		5.450%	1/15/13	1,155,000		1,209,733
General Electric Capital Corp.		6.375%	11/15/67	46,985,000		45,975,715	E
HSBC Finance Corp.		6.400%	6/17/08	20,000		20,090
HSBC Finance Corp.		6.500%	11/15/08	40,000		40,477
HSBC Finance Corp.		8.000%	7/15/10	70,000		73,870
HSBC Finance Corp.		6.375%	8/1/10	1,000,000		1,023,607
HSBC Finance Corp.		7.000%	5/15/12	160,000		165,954
HSBC Finance Corp.		6.375%	11/27/12	520,000		526,668
ILFC E-Capital Trust II		6.250%	12/21/65	7,220,000		6,452,009	A,E
JPMorgan Chase and Co.		5.750%	1/2/13	4,430,000		4,627,879
JPMorgan Chase and Co.		5.125%	9/15/14	200,000		197,610
JPMorgan Chase and Co.		5.150%	10/1/15	110,000		108,051
Kaupthing Bank Hf		7.625%	2/28/15	80,340,000		75,624,042	A,G
LVB Acquisition Merger Sub Inc.		10.375%	10/15/17	1,800,000		1,867,500	A,H
Mizuho Preferred Capital Co. LLC		8.790%	12/29/49	3,380,000		3,396,663	A,E
SB Treasury Co. LLC		9.400%	12/29/49	360,000		364,698	A,E
Sigma Finance Inc.		8.500%	8/11/16	29,650,000		27,817,630	A,F
Sigma Finance Inc.		8.000%	6/22/17	37,320,000		25,004,400	A,F
TNK-BP Finance SA		7.875%	3/13/18	13,000,000		12,008,750	A
Unilever Capital Corp.		7.125%	11/1/10	1,450,000		1,589,847

						439,315,019

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services	0.4%
AT&T Inc.		5.100%	9/15/14	$8,640,000	$8,583,581
BellSouth Corp.		4.750%	11/15/12	640,000	641,862
BellSouth Corp.		5.200%	9/15/14	8,250,000	8,236,346
CenturyTel Inc.		6.000%	4/1/17	8,270,000	7,948,198
Citizens Communications Co.		9.250%	5/15/11	530,000	548,550
Citizens Communications Co.		7.875%	1/15/27	5,290,000	4,536,175
Intelsat Corp.		9.000%	6/15/16	1,690,000	1,702,675
Level 3 Financing Inc.		9.250%	11/1/14	4,695,000	3,838,163
Qwest Communications International Inc.		6.565%	2/15/09	10,000	9,900	B
Qwest Communications International Inc.		7.500%	2/15/14	6,774,000	6,367,560	C
Qwest Corp.		7.500%	10/1/14	2,680,000	2,613,000
Qwest Corp.		6.875%	9/15/33	5,600,000	4,480,000
Verizon Global Funding Corp.		7.375%	9/1/12	45,000	49,427
Verizon New York Inc.		6.875%	4/1/12	3,942,000	4,145,813	C
Windstream Corp.		8.625%	8/1/16	10,100,000	9,923,250

					63,624,500

Electric Utilities	1.3%
Duke Energy Corp.		5.625%	11/30/12	790,000	839,949	C
Energy Future Holdings Corp.		10.875%	11/1/17	1,051,000	1,061,510	A
Energy Future Holdings Corp.		11.250%	11/1/17	142,119,000	140,697,810	A,H
Exelon Corp.		5.625%	6/15/35	255,000	224,236
FirstEnergy Corp.		6.450%	11/15/11	3,000,000	3,140,274
FirstEnergy Corp.		7.375%	11/15/31	20,130,000	21,897,434
Niagara Mohawk Power Corp.		7.750%	10/1/08	500,000	508,776
Pacific Gas and Electric Co.		6.050%	3/1/34	4,990,000	4,891,862
Pacific Gas and Electric Co.		5.800%	3/1/37	11,750,000	11,116,393	C
Progress Energy Inc.		7.100%	3/1/11	52,000	55,974
The Cleveland Electric Illuminating Co.		5.700%	4/1/17	1,080,000	1,048,249
The Detroit Edison Co.		5.200%	10/15/12	10,000	10,385

					185,492,852

Energy Equipment and Services	0.1%
Complete Production Services Inc.		8.000%	12/15/16	5,355,000	5,140,800
Pacific Energy Partners		7.125%	6/15/14	630,000	667,170
Pride International Inc.		7.375%	7/15/14	1,440,000	1,497,600

					7,305,570

Food and Staples Retailing	0.3%
CVS Caremark Corp.		6.943%	1/10/30	3,260,566	3,447,559	A
CVS Corp.		5.298%	1/11/27	599,097	571,755	A
CVS Lease Pass-Through Trust		5.880%	1/10/28	5,783,185	5,320,530	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Food and Staples Retailing—Continued
CVS Lease Pass-Through Trust		6.036%	12/10/28	$19,895,428	$18,953,380	A
The Kroger Co.		6.400%	8/15/17	1,270,000	1,340,325
The Kroger Co.		6.150%	1/15/20	1,830,000	1,879,220
Wal-Mart Stores Inc.		5.800%	2/15/18	4,350,000	4,558,913

					36,071,682

Food Products	0.2%
General Mills Inc.		5.700%	2/15/17	7,210,000	7,269,324
H.J. Heinz Co.		6.428%	12/1/08	11,660,000	11,857,287	A
Sara Lee Corp.		6.250%	9/15/11	9,750,000	10,329,345

					29,455,956

Gas Utilities	0.1%
Southern Natural Gas Co.		5.900%	4/1/17	20,000	19,551	A
Southern Natural Gas Co.		8.000%	3/1/32	9,410,000	10,281,328
Suburban Propane Partners LP		6.875%	12/15/13	2,000,000	1,950,000

					12,250,879

Health Care Equipment and Supplies	N.M.
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	681,000	706,538

Health Care Providers and Services	0.7%
AmerisourceBergen Corp.		5.625%	9/15/12	6,330,000	6,545,030
AmerisourceBergen Corp.		5.875%	9/15/15	7,070,000	6,942,514
Cardinal Health Inc.		5.800%	10/15/16	6,260,000	6,289,090
Community Health Systems Inc.		8.875%	7/15/15	7,910,000	7,939,662
DaVita Inc.		6.625%	3/15/13	4,435,000	4,301,950
HCA Inc.		8.750%	9/1/10	256,000	256,000
HCA Inc.		6.250%	2/15/13	1,243,000	1,081,410
HCA Inc.		5.750%	3/15/14	86,000	70,950	C
HCA Inc.		9.125%	11/15/14	1,280,000	1,318,400
HCA Inc.		6.500%	2/15/16	379,000	319,308
HCA Inc.		9.250%	11/15/16	10,500,000	10,893,750
HCA Inc.		9.625%	11/15/16	9,809,000	10,176,837	H
HCA Inc.		7.690%	6/15/25	723,000	573,011
HCA Inc.		7.500%	11/6/33	14,640,000	11,309,400
Tenet Healthcare Corp.		6.375%	12/1/11	2,500,000	2,256,250
Tenet Healthcare Corp.		7.375%	2/1/13	6,222,000	5,553,135
Tenet Healthcare Corp.		9.875%	7/1/14	2,668,000	2,581,290	C
Tenet Healthcare Corp.		9.250%	2/1/15	12,430,000	11,622,050	C
WellPoint Inc.		5.875%	6/15/17	2,780,000	2,720,875

					92,750,912

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure	0.2%
Boyd Gaming Corp.		6.750%	4/15/14	$10,000	$8,200
Boyd Gaming Corp.		7.125%	2/1/16	20,000	16,100
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	1,070,000	1,037,900	C
Mandalay Resort Group		9.500%	8/1/08	80,000	80,000
Marriott International Inc.		5.810%	11/10/15	7,950,000	7,490,299
MGM MIRAGE		6.750%	9/1/12	435,000	403,463
MGM MIRAGE		6.625%	7/15/15	380,000	330,600
MGM MIRAGE		7.500%	6/1/16	4,000,000	3,600,000
MGM MIRAGE		7.625%	1/15/17	4,670,000	4,249,700	C
Mohegan Tribal Gaming Authority		8.000%	4/1/12	245,000	224,175	C
River Rock Entertainment Authority		9.750%	11/1/11	220,000	218,900
Starwood Hotels and Resorts Worldwide Inc.		7.875%	5/1/12	5,350,000	5,586,491
Station Casinos Inc.		7.750%	8/15/16	9,760,000	7,856,800	C

					31,102,628

Household Durables	N.M.
Pulte Homes Inc.		8.125%	3/1/11	6,890,000	6,683,300	C

Household Products	N.M.
American Achievement Corp.		8.250%	4/1/12	250,000	223,125
Procter and Gamble Co.		8.500%	8/10/09	90,000	96,912

					320,037

Independent Power Producers and Energy Traders	1.1%
Dynegy Holdings Inc.		7.750%	6/1/19	9,730,000	9,097,550
NRG Energy Inc.		7.250%	2/1/14	3,130,000	3,090,875
NRG Energy Inc.		7.375%	2/1/16	6,791,000	6,655,180
NRG Energy Inc.		7.375%	1/15/17	595,000	578,637
The AES Corp.		8.750%	5/15/13	11,741,000	12,210,640	A
The AES Corp.		7.750%	3/1/14	33,375,000	33,583,594	C
The AES Corp.		7.750%	10/15/15	8,070,000	8,130,525	C
The AES Corp.		8.000%	10/15/17	51,840,000	52,488,000
TXU Corp.		5.550%	11/15/14	1,560,000	1,218,112
TXU Corp.		6.500%	11/15/24	2,850,000	2,023,722
TXU Corp.		6.550%	11/15/34	33,925,000	23,950,304	C

					153,027,139

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Industrial Conglomerates	0.1%
General Electric Co.		5.000%	2/1/13	$7,055,000	$7,307,731

Insurance	0.2%
American International Group Inc.		5.850%	1/16/18	5,090,000	4,995,026
ASIF Global Financing XIX		4.900%	1/17/13	2,180,000	2,146,999	A
Marsh and McLennan Cos. Inc.		5.150%	9/15/10	5,990,000	5,976,217
MetLife Capital Trust IV		7.875%	12/15/37	13,000,000	11,821,030	A,E
MetLife Inc.		6.400%	12/15/66	2,280,000	1,811,779	C,E
The Travelers Cos. Inc.		6.250%	3/15/67	2,450,000	2,160,959	E

					28,912,010

Internet and Catalog Retail	0.1%
Amazon.com Inc.		4.750%	2/1/09	14,210,000	14,956,025	C,D

IT Services	0.2%
Electronic Data Systems Corp.		7.125%	10/15/09	21,645,000	22,076,039
SunGard Data Systems Inc.		9.125%	8/15/13	1,650,000	1,666,500

					23,742,539

Leisure Equipment and Products	0.2%
Eastman Kodak Co.		7.250%	11/15/13	21,264,000	20,307,120
Eastman Kodak Co.		3.375%	10/15/33	13,820,000	13,388,125	D

					33,695,245

Machinery	N.M.
Terex Corp.		8.000%	11/15/17	2,680,000	2,653,200

Media	0.8%
CBS Corp.		7.625%	1/15/16	5,500,000	5,873,593
Charter Communications Operating LLC		10.875%	9/15/14	3,640,000	3,585,400	A,C
Clear Channel Communications Inc.		4.250%	5/15/09	2,760,000	2,677,200
Clear Channel Communications Inc.		6.250%	3/15/11	6,600,000	5,824,500
Clear Channel Communications Inc.		5.500%	9/15/14	8,120,000	5,846,400
Comcast Cable Communications Inc.		6.750%	1/30/11	210,000	218,329
Comcast Cable Communications Inc.		8.875%	5/1/17	40,000	45,754
Comcast Corp.		6.500%	1/15/15	3,760,000	3,850,462	C
Comcast Corp.		6.500%	1/15/17	2,940,000	3,002,681
Comcast Corp.		5.875%	2/15/18	10,000	9,740
Comcast Corp.		6.950%	8/15/37	7,470,000	7,484,977
Comcast MO of Delaware Inc.		9.000%	9/1/08	1,060,000	1,076,883
Cox Communications Inc.		7.875%	8/15/09	7,680,000	8,038,095	C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Media—Continued
CSC Holdings Inc.		6.750%	4/15/12	$500,000	$482,500	C
CSC Holdings Inc.		7.875%	2/15/18	260,000	240,500
CSC Holdings Inc.		7.625%	7/15/18	568,000	518,300
DirecTV Holdings LLC		8.375%	3/15/13	2,531,000	2,565,801
EchoStar DBS Corp.		7.000%	10/1/13	6,340,000	5,975,450
EchoStar DBS Corp.		6.625%	10/1/14	1,185,000	1,078,350
EchoStar DBS Corp.		7.125%	2/1/16	20,000	18,650
Gannett Co. Inc.		6.375%	4/1/12	4,560,000	4,706,276	C
Idearc Inc.		8.000%	11/15/16	8,250,000	5,341,875
Lamar Media Corp.		7.250%	1/1/13	314,000	298,300
Lamar Media Corp.		6.625%	8/15/15	2,010,000	1,768,800
Liberty Media LLC		5.700%	5/15/13	535,000	468,416	C
Liberty Media LLC		3.750%	2/15/30	170,000	83,300	D
News America Inc.		6.200%	12/15/34	240,000	228,572
News America Inc.		6.650%	11/15/37	1,320,000	1,331,205	A
News America Inc.		6.750%	1/9/38	200,000	209,344
R.H. Donnelley Corp.		8.875%	10/15/17	2,000,000	1,250,000	A
Time Warner Entertainment Co. LP		8.375%	7/15/33	20,000	22,504
Time Warner Inc.		6.875%	5/1/12	5,950,000	6,142,405
Time Warner Inc.		7.625%	4/15/31	440,000	460,200
Time Warner Inc.		7.700%	5/1/32	5,554,000	5,847,290
Viacom Inc.		5.750%	4/30/11	14,870,000	15,028,366
Viacom Inc.		6.250%	4/30/16	6,600,000	6,424,638

					108,025,056

Metals and Mining	0.1%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	14,090,000	14,953,013
Steel Dynamics Inc.		6.750%	4/1/15	5,890,000	5,772,200

					20,725,213

Multi-Utilities	0.1%
Dominion Resources Inc.		5.125%	12/15/09	1,260,000	1,289,752
Dominion Resources Inc.		4.750%	12/15/10	1,010,000	1,033,670
Dominion Resources Inc.		5.700%	9/17/12	5,135,000	5,377,357

					7,700,779

Multiline Retail	0.1%
J.C. Penney Co. Inc.		7.400%	4/1/37	690,000	637,766
Target Corp.		4.000%	6/15/13	5,340,000	5,202,474	C
The Neiman-Marcus Group Inc.		10.375%	10/15/15	7,000,000	7,000,000	C

					12,840,240

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Corporate Bonds and Notes—Continued

Office Electronics	N.M.
Xerox Corp.		6.750%	2/1/17	$1,180,000		$1,245,630

Oil, Gas and Consumable Fuels	1.8%
Anadarko Petroleum Corp.		3.200%	9/15/09	21,500,000		21,093,091	B
Anadarko Petroleum Corp.		6.450%	9/15/36	33,540,000		34,155,560
Chesapeake Energy Corp.		6.375%	6/15/15	1,205,000		1,168,850
Chesapeake Energy Corp.		6.250%	1/15/18	1,970,000		1,881,350
Conoco Inc.		6.950%	4/15/29	83,000		94,510	C
ConocoPhillips		8.750%	5/25/10	3,100,000		3,459,789
ConocoPhillips		5.900%	10/15/32	10,000		10,222
El Paso Corp.		7.000%	6/15/17	69,240,000		71,213,963
El Paso Corp.		7.800%	8/1/31	4,277,000		4,391,363
El Paso Corp.		7.750%	1/15/32	8,074,000		8,292,281
El Paso Natural Gas Co.		8.375%	6/15/32	2,520,000		2,861,939
Gazprom		6.950%	8/6/09	546,352,000	RUB	23,131,930
Gazprom		6.790%	10/29/09	71,970,000	RUB	3,034,107
Gazprom		7.000%	10/27/11	23,990,000	RUB	996,560
Hess Corp.		7.875%	10/1/29	5,290,000		6,277,860
Hess Corp.		7.300%	8/15/31	13,235,000		14,911,530
Kerr-McGee Corp.		6.875%	9/15/11	800,000		859,940
Kerr-McGee Corp.		6.950%	7/1/24	2,560,000		2,713,923
Kerr-McGee Corp.		7.875%	9/15/31	10,555,000		12,360,063
Kinder Morgan Energy Partners LP		6.300%	2/1/09	10,000		10,196
Kinder Morgan Energy Partners LP		6.750%	3/15/11	60,000		62,857
Kinder Morgan Energy Partners LP		7.125%	3/15/12	7,565,000		8,037,222
Kinder Morgan Energy Partners LP		5.000%	12/15/13	1,804,000		1,778,692
Kinder Morgan Energy Partners LP		6.000%	2/1/17	5,170,000		5,145,024
Kinder Morgan Energy Partners LP		6.950%	1/15/38	1,507,000		1,478,923
Peabody Energy Corp.		6.875%	3/15/13	1,085,000		1,101,275
Peabody Energy Corp.		5.875%	4/15/16	880,000		831,600
Pemex Project Funding Master Trust		4.100%	6/15/10	13,000		12,902	A,B
Pemex Project Funding Master Trust		3.676%	12/3/12	104,000		101,244	A,B
Pemex Project Funding Master Trust		6.625%	6/15/35	20,386,000		21,097,003	A,C
Pemex Project Funding Master Trust		6.625%	6/15/35	850,000		879,645	A
Seariver Maritime Inc.		0.000%	9/1/12	70,000		59,475	I
Texaco Capital Inc.		5.500%	1/15/09	1,600,000		1,625,174
The Williams Cos. Inc.		7.500%	1/15/31	990,000		1,032,075
The Williams Cos. Inc.		7.750%	6/15/31	530,000		563,125	C
XTO Energy Inc.		7.500%	4/15/12	971,000		1,075,448

						257,800,711

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Paper and Forest Products	0.1%
Georgia-Pacific Corp.		8.125%	5/15/11	$9,000	$8,933
Weyerhaeuser Co.		6.750%	3/15/12	7,090,000	7,454,596

					7,463,529

Personal Products	N.M.
The Gillette Co.		2.500%	6/1/08	160,000	159,914

Pharmaceuticals	0.1%
Wyeth		5.950%	4/1/37	19,765,000	19,311,492

Real Estate Investment Trusts	0.1%
Health Care Property Investors Inc.		6.450%	6/25/12	6,240,000	6,086,689	C
Host Marriott LP		6.750%	6/1/16	2,065,000	1,930,775
Ventas Inc.		8.750%	5/1/09	770,000	781,550
Ventas Inc.		6.750%	6/1/10	800,000	801,000
Ventas Inc.		9.000%	5/1/12	440,000	463,100
Ventas Inc.		6.750%	4/1/17	850,000	830,875

					10,893,989

Real Estate Management and Development	N.M.
Forest City Enterprises Inc.		7.625%	6/1/15	360,000	342,000
Forest City Enterprises Inc.		6.500%	2/1/17	597,000	537,300

					879,300

Road and Rail	N.M.
Hertz Corp.		8.875%	1/1/14	3,285,000	3,112,537
Hertz Corp.		10.500%	1/1/16	1,780,000	1,666,525	C
Norfolk Southern Corp.		6.200%	4/15/09	20,000	20,585

					4,799,647

Semiconductors and Semiconductor Equipment	N.M.
Freescale Semiconductor Inc.		8.875%	12/15/14	10,000	7,825

Specialty Retail	0.3%
Autozone Inc.		6.950%	6/15/16	10,890,000	11,245,112
Home Depot Inc.		4.625%	8/15/10	2,720,000	2,723,182
Home Depot Inc.		5.250%	12/16/13	5,510,000	5,391,034
Home Depot Inc.		5.400%	3/1/16	8,230,000	7,735,747	C
Limited Brands Inc.		6.125%	12/1/12	16,900,000	15,890,580	C

					42,985,655

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Textiles, Apparel and Luxury Goods	N.M.
Oxford Industries Inc.		8.875%	6/1/11	$800,000	$760,000

Thrifts and Mortgage Finance	0.3%
Countrywide Financial Corp.		3.196%	4/30/08	25,000,000	24,857,950	B
Countrywide Financial Corp.		2.874%	6/18/08	30,000	29,492	B
Countrywide Financial Corp.		4.786%	1/5/09	30,000	28,079	B
Residential Capital LLC		7.098%	4/17/09	2,650,000	1,510,500	B
Residential Capital LLC		6.178%	5/22/09	7,170,000	4,086,900	J
Residential Capital LLC		8.000%	2/22/11	11,835,000	5,799,150	J
Residential Capital LLC		8.500%	6/1/12	700,000	343,000	J

					36,655,071

Tobacco	0.1%
Philip Morris Capital Corp.		7.500%	7/16/09	190,000	192,755
Reynolds American Inc.		7.875%	5/15/09	730,000	746,425	C
Reynolds American Inc.		6.750%	6/15/17	8,430,000	8,526,633

					9,465,813

Wireless Telecommunication Services	0.2%
Nextel Communications Inc.		6.875%	10/31/13	60,000	47,400	C
Nextel Communications Inc.		5.950%	3/15/14	493,000	364,820
Nextel Communications Inc.		7.375%	8/1/15	1,980,000	1,524,600
Sprint Capital Corp.		6.125%	11/15/08	130,000	129,025
Sprint Capital Corp.		8.375%	3/15/12	17,025,000	15,748,125
Sprint Capital Corp.		6.900%	5/1/19	720,000	567,000
Sprint Capital Corp.		8.750%	3/15/32	3,385,000	2,860,325	C

					21,241,295

Total Corporate Bonds and Notes (Cost—$2,570,837,353)					2,417,562,853
Asset-Backed Securities	4.1%

Fixed Rate Securities	0.3%
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	2,066,692	1,646,291
Contimortgage Home Equity Trust 1997-4 B1F		7.330%	10/15/28	1,220,513	618,009
Green Tree Financial Corp. 1992-2 B		9.150%	1/15/18	167,520	132,806
Green Tree Financial Corp. 1993-2		8.000%	7/15/18	488,031	487,623
Green Tree Financial Corp. 1996-5		8.100%	7/15/27	3,014,587	727,194

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Fixed Rate Securities—Continued
Green Tree Home Improvement Loan Trust 1996-A		7.400%	2/15/26	$285,545	$254,160
Lehman ABS Manufactured Housing Contract 2001-B A3		4.350%	5/15/14	3,456,463	3,129,013
Lehman ABS Manufactured Housing Contract 2001-B A6		6.467%	8/15/28	2,350,335	2,302,943
Merrill Lynch Mortgage Investors Inc. 2005-SD1 A2		5.666%	5/25/46	1,543,762	1,512,320
Origen Manufactured Housing Contract Trust 2005-B		5.910%	1/15/37	4,797,000	4,659,490
Origen Manufactured Housing Contract Trust 2005-B		5.990%	1/15/37	1,500,000	1,397,595
Origen Manufactured Housing Contract Trust 2005-B		6.480%	1/15/37	2,100,000	1,951,647
Patrons’ Legacy 2003-IV		5.775%	12/23/63	8,900,000	7,759,910	A
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	4,475,000	2,240,165	A
Terwin Mortgage Trust 2006-10SL A1		4.750%	10/25/37	28,787,744	9,643,894
UCFC Home Equity Loan 1998-C		5.935%	1/15/30	7,916	6,811
Vanderbilt Mortgage Finance 1997-B 1B2		8.155%	10/7/26	206,788	212,557
Vanderbilt Mortgage Finance 1997-C		7.830%	8/8/27	382,615	392,561
WEF Issuer LLC 2006-A		5.190%	12/15/14	630,151	599,550	A

					39,674,539

Indexed SecuritiesB	3.7%
Ace Securities Corp. Home Equity Loan Trust 2006-SL3		3.235%	6/25/36	1,140,925	577,340
AFC Home Equity Loan Trust 2002-2		3.435%	6/25/30	469,053	318,798
Asset Backed Securities Corp. Home Equity Loan Trust 2001-HE3		3.358%	11/15/31	258,130	229,820
Bear Stearns Asset Backed Securities Inc. 2005-CL1		3.635%	9/25/34	10,096,497	9,088,637
Bear Stearns Asset Backed Securities Inc. 2006-1 A		3.415%	2/25/36	2,488,361	2,316,064
Bear Stearns Second Lien Trust 2007-SV1A A3		3.385%	12/25/36	2,911,540	2,038,078	A
CDC Mortgage Capital Trust 2002-HE1		3.745%	1/25/33	493,876	423,527
Countrywide Asset-Backed Certificates 2002-BC1		3.795%	4/25/32	158,326	142,426

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Asset-Backed Certificates 2003-1		3.815%	6/25/33	$361,016	$355,144
Countrywide Asset-Backed Certificates 2003-BC3		3.755%	9/25/33	637,078	620,910
Countrywide Asset-Backed Certificates 2006-SD4 A1		3.475%	12/25/36	251,447	187,051	A
Countrywide Home Equity Loan Trust 2002-F		3.168%	11/15/28	557,769	448,605
Countrywide Home Equity Loan Trust 2006-RES		3.078%	6/15/29	671,162	374,602	A
Credit-Based Asset Servicing and Securitization 2007-RP1 A		3.445%	5/25/46	41,901,840	41,456,385	A
EMC Mortgage Loan Trust 2002-B A1		3.785%	2/25/41	635,608	548,784	A
Fairbanks Capital Mortgage Loan Trust 1999-1 A		4.335%	5/25/28	971,185	953,750	A
Fleet Home Equity Loan Trust 2003-1		3.364%	1/20/33	4,031,820	3,363,908
GMAC Mortgage Corp. Loan Trust 2004-HE3 A2VN		3.375%	10/25/34	69,937,255	58,722,816
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		3.885%	2/25/31	6,067,316	5,045,580	A
GMAC Mortgage Corp. Loan Trust 2005-HE3 A1VN		3.395%	2/25/36	54,131,282	40,792,996
GMAC Mortgage Corp. Loan Trust 2006-HE1 A		3.345%	11/25/36	1,387,684	483,132
Greenpoint Mortgage Funding Trust 2005-HE1		3.535%	9/25/34	4,270,000	2,869,693
GSRPM Mortgage Loan Trust 2004-1 A1		3.615%	9/25/42	2,524,788	2,491,269	A
IndyMac Home Equity Loan Asset-Backed Trust 2001-A		3.395%	3/25/31	104,570	94,093
Lehman XS Trust 2005-5N		3.435%	11/25/35	21,680,778	16,980,580
Lehman XS Trust 2005-5N 3A1A		2.899%	11/25/35	5,786,004	4,551,279
Lehman XS Trust 2006-2N 1A1		2.859%	2/25/46	271,376	205,793
Lehman XS Trust 2006-4N A2A		3.355%	4/25/46	7,349,561	5,067,934
Lehman XS Trust 2007-8H A1		3.265%	6/25/37	96,405,986	91,183,924
Merrill Lynch Mortgage Investors Trust 2007-SD1 A1		3.585%	2/25/37	109,254,026	90,683,125
MSDWCC Heloc Trust 2005-1		3.325%	7/25/17	1,687,905	1,432,463
Option One Mortgage Loan Trust 2003-1		3.975%	2/25/33	16,348	13,379

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Provident Bank Home Equity Loan Trust 2000-2		3.675%	8/25/31	$314,554	$230,030
RAAC 2006-RP3 A		3.405%	5/25/36	50,730	44,929	A
RAAC 2006-RP4 A		2.889%	1/25/46	34,440,846	31,322,117	A
Renaissance Home Equity Loan Trust 2005-1		3.465%	5/25/35	3,000,000	2,894,587
Residential Asset Mortgage Products Inc. 2003-RS4		3.795%	5/25/33	1,045,568	801,896
Residential Funding Mortgage Securities II 2003-HS3		3.425%	8/25/33	291,561	278,297
Residential Funding Securities Corp. 2002-RP2 A1		3.885%	10/25/32	5,285,248	4,492,461	A
SACO I Trust 2006-3 A3		3.365%	4/25/36	4,004,197	2,225,158
SACO I Trust 2006-6 A		3.265%	6/25/36	1,088,861	393,881
Salomon Brothers Mortgage Securities VII 2002-CIT1		3.435%	3/25/32	495,416	480,578
Securitized Asset Backed Receivables LLC 2007-BR3 A2B		3.355%	4/25/37	70,887,000	49,866,793
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2		3.365%	2/25/37	41,619,382	33,194,828
SLM Student Loan Trust 2006-10 A2		3.341%	10/25/17	401,496	399,865
Southern Pacific Secured Asset Corp. 1998-2		3.475%	7/25/29	21,769	19,379
Structured Asset Securities Corp. 2006-ARS1 A1		3.245%	2/25/36	1,304,930	418,712	A
Truman Capital Mortgage Loan Trust 2006-1		3.395%	3/25/36	25,566,510	17,385,227	A
Vanderbilt Mortgage Finance 1999-D		6.325%	1/7/30	4,100,000	4,406,972
Wachovia Asset Securitization Inc. 2002-HE1		3.505%	9/27/32	834,030	761,643
Wachovia Asset Securitization Inc. 2002-HE2		3.030%	12/25/32	85,214	78,267
Wachovia Asset Securitization Inc. 2003-HE1		3.425%	3/25/33	19,611	16,667

					533,774,172

Stripped Securities	N.M.
Oakwood Mortgage Investors Inc. 2001-E		6.000%	11/15/09	4,363,589	100,799	K1

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Variable Rate SecuritiesF	0.1%
Countrywide Asset-Backed Certificates 2004-15		4.614%	12/25/32	$11,882,000	$11,674,699
Irwin Home Equity Corp. 2005-1 2A2		4.720%	6/25/35	1,475,835	1,470,647

					13,145,346

Total Asset-Backed Securities (Cost—$715,940,252)					586,694,856
Mortgage-Backed Securities	12.1%

Fixed Rate Securities	2.8%
Banc of America Commercial Mortgage Inc. 2006-1 A4		5.372%	9/10/45	310,000	305,763
Banc of America Funding Corp. 2003-1		6.000%	5/20/33	578,811	581,343
Banc of America Funding Corp. 2006-8T2 A2		5.791%	10/25/36	180,971	182,965
BlackRock Capital Finance LP 1997-R3		7.220%	11/25/28	25	25	A
Commercial Capital Access One Inc. 2I		12.000%	11/15/27	1,905,807	519,650
Commercial Mortgage Pass-Through Certificates 2001-J1A A2		6.457%	2/14/34	362,163	370,257	A
Countrywide Alternative Loan Trust 2003-20CB 1A1		5.500%	10/25/33	22,789,104	22,860,320
Credit Suisse Mortgage Capital Certificates 2006-C4 A3		5.467%	9/15/39	1,500,000	1,475,012
CS First Boston Mortgage Securities Corp. 1998-C1 A1B		6.480%	5/17/40	332,543	332,533
GE Capital Commercial Mortgage Corp. 2007-C1 A4		5.543%	12/10/49	32,530,000	31,810,375
GMAC Commercial Mortgage Securities Inc. 1999-C2		6.945%	9/15/33	319,183	323,637
GS Mortgage Securities Corp. II 1998-C1		6.620%	10/18/30	2,495,908	2,491,928
GS Mortgage Securities Corp. II 2005-GG4		4.680%	7/10/39	18,650,000	17,875,831
JP Morgan Chase Commercial Mortgage Pass-Through Certificates 2005-CIBC12		4.895%	9/12/37	3,000,000	2,929,390
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB15		5.814%	6/12/43	2,370,000	2,392,121

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 A3		5.336%	5/15/47	$75,000,000	$72,758,123
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3		5.420%	1/15/49	37,340,000	36,130,793

JP Morgan Commercial Mortgage Finance Corp. 1999-C8 A2		7.400%	7/15/31	1,542,266	1,563,475
LB-UBS Commercial Mortgage Trust 2000-C3 A2		7.950%	5/15/25	97,866	101,876
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	8,640,000	8,378,311
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	4,100,000	3,889,500
MASTR Reperforming Loan Trust 2005-1 1A1		6.000%	8/25/34	5,249,701	5,097,746	A
MASTR Reperforming Loan Trust 2005-1 1A3		7.000%	8/25/34	7,847,455	7,885,738	A
Merrill Lynch/Countrywide Commercial Mortgage 2007-6 A4		5.485%	3/12/51	22,470,000	21,849,545
Morgan Stanley Capital I 2005-HQ6		4.989%	8/13/42	21,070,000	20,703,751
Morgan Stanley Capital I 2007-IQ14 A4		5.692%	4/15/49	36,175,000	35,619,811
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	79,133,198	77,637,581	A
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	234,322	225,855
Residential Asset Mortgage Products Inc. 2004-SL4		7.500%	7/25/32	2,267,732	2,217,418
Residential Asset Mortgage Products Inc. 2005-SL2		7.500%	3/25/32	11,260,258	10,054,178
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	2,498,270	2,481,876

					391,046,727

Indexed SecuritiesB	6.8%
American Home Mortgage Assets Trust 2006-3		3.325%	7/25/46	18,984,154	14,331,573
American Home Mortgage Investment Trust 2005-4		3.425%	11/25/45	16,559,349	12,998,056
Bayview Commercial Asset Trust 2006-2A A1		3.365%	7/25/36	1,953,005	1,695,918	A
Bayview Commercial Asset Trust 2006-SP1 A1		3.405%	4/25/36	2,368,204	2,172,367	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Bear Stearns Mortgage Funding Trust 2006-AR5 1A1		2.759%	12/25/36	$1,407,359	$1,069,241
Bear Stearns Second Lien Trust 2007-SV1A A1		3.355%	12/25/36	9,507,566	7,130,675	A
Bear Stearns Structured Products Inc. 2007-R10 A1		2.956%	9/26/37	43,438,028	41,483,317	A
Bear Stearns Structured Products Inc. 2007-R11 A1A		3.635%	9/27/37	137,027,085	130,518,299	A
Citigroup Mortgage Loan Trust Inc. 2005-5		5.433%	8/25/35	247,312	169,687
Citigroup Mortgage Loan Trust Inc. 2005-HE2		3.535%	7/25/35	11,313,012	10,035,871	A
Countrywide Alternative Loan Trust 2004-J9 3A4		3.766%	10/25/34	157,824	142,278
Countrywide Alternative Loan Trust 2005-38 A3		3.485%	9/25/35	18,264,284	14,428,429
Countrywide Alternative Loan Trust 2005-44 1A1		3.465%	10/25/35	21,607,878	16,678,868
Countrywide Alternative Loan Trust 2005-44 2A1		3.445%	10/25/35	11,865,915	9,160,867
Countrywide Alternative Loan Trust 2005-56 3A1		3.425%	11/25/35	14,522,585	11,529,695
Countrywide Alternative Loan Trust 2005-56 4A1		3.445%	11/25/35	6,952,374	5,393,159
Countrywide Alternative Loan Trust 2005-59 1A1		3.449%	11/20/35	6,677,528	5,283,508
Countrywide Alternative Loan Trust 2005-72 A1		3.405%	1/25/36	5,187,928	4,036,444
Countrywide Alternative Loan Trust 2005-J12		2.869%	8/25/35	1,127,282	781,801
Countrywide Alternative Loan Trust 2006-0A2 A5		2.766%	5/20/46	7,933,981	5,284,748
Countrywide Alternative Loan Trust 2006-OA1 2A1		2.746%	3/20/46	508,125	385,346
Countrywide Alternative Loan Trust 2006-OA17		2.731%	12/20/46	43,995,524	33,444,266
Countrywide Alternative Loan Trust 2006-OA18 A2		3.375%	12/25/36	345,518	225,149
Countrywide Alternative Loan Trust 2006-OC2 2A3		3.425%	2/25/36	9,400,000	5,715,998

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Home Loans 2005-09 1A1		3.435%	5/25/35	$8,898,819	$6,956,176
Countrywide Home Loans 2005-R3		3.535%	9/25/35	6,652,300	5,675,338	A
Countrywide Home Loans 2006-OA5 1A1		3.335%	4/25/46	5,466,088	4,167,632
DSLA Mortgage Loan Trust 2006-AR1 1A1A		5.442%	3/19/46	1,623,461	1,262,748
DSLA Mortgage Loan Trust 2006-AR1 1A1B		5.442%	3/19/37	1,623,461	874,386
GMAC Mortgage Corp. Loan Trust 2005-AR6 2A1		5.194%	11/19/35	313,621	301,269
Greenpoint Mortgage Funding Trust 2005-AR5 2A2		2.869%	11/25/46	6,145,913	3,496,369
Greenpoint Mortgage Funding Trust 2006-AR3 3A1		2.829%	4/25/36	7,035,027	4,570,064
Greenpoint Mortgage Funding Trust 2007-AR2 1A1		3.265%	4/25/47	75,859,874	62,002,422
GSMPS Mortgage Loan Trust 2005-RP2		3.485%	3/25/35	21,301,664	16,741,003	A
GSMPS Mortgage Loan Trust 2005-RP3		3.485%	9/25/35	33,166,191	27,696,781	A
Harborview Mortgage Loan Trust 2005-3		2.799%	6/19/35	17,625,101	13,654,904
Harborview Mortgage Loan Trust 2005-7		6.020%	6/19/45	7,765,236	6,145,456
Harborview Mortgage Loan Trust 2006-13 A		2.739%	11/19/46	617,628	464,175
Harborview Mortgage Loan Trust 2006-7		2.759%	10/19/37	3,832,654	2,917,813
Harborview Mortgage Loan Trust 2007-4 2A1		2.779%	7/19/47	36,881,985	27,097,168
Impac CMB Trust 2003-4 1A1		3.775%	10/25/33	178,132	162,149
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.258%	11/25/37	16,473,877	15,698,822
IndyMac Index Mortgage Loan Trust 2004-AR2 2A1		3.445%	6/25/34	56,705	50,170
IndyMac Index Mortgage Loan Trust 2006-AR15 A1		3.255%	7/25/36	316,495	203,506
La Hipotecaria SA 2007-1GA A		6.023%	12/23/36	369,519	333,221	A
Lehman XS Trust 2006-GP2 1A1A		2.669%	6/25/46	988,524	910,324
Luminent Mortgage Trust 2006-7 2A1		3.305%	12/25/36	5,143,189	3,892,252
MASTR Adjustable Rate Mortgages Trust 2004-13		3.786%	11/21/34	1,830,000	1,742,937
MASTR Reperforming Loan Trust 2005-2 1A1F		3.485%	5/25/35	6,242,911	5,416,853	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
MLCC Mortgage Investors Inc. 2003-B		3.475%	4/25/28	$2,959,446	$2,639,947
Residential Accredit Loans Inc. 2005-QO3 A1		3.535%	10/24/45	2,626,667	2,040,145
Residential Accredit Loans Inc. 2006-QO10 A1		3.295%	1/25/37	345,955	259,353
Residential Accredit Loans Inc. 2006-QO5 3A1		3.205%	5/25/46	3,267	3,249
Residential Accredit Loans Inc. 2006-QO8 1A1A		3.225%	10/25/46	2,660,313	2,462,771
Residential Accredit Loans Inc. 2007-QO4 A1A		3.325%	5/25/47	14,580,818	10,924,935
Sequoia Mortgage Trust A4		3.478%	11/25/24	12,139	12,167
Structured Asset Mortgage Investments Inc. 2006-AR3 11A1		3.345%	4/25/36	6,169,201	4,668,231
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A		2.809%	8/25/36	42,994,400	31,580,569
Thornburg Mortgage Securities Trust 2005-4 A4		3.335%	12/25/35	74,006,964	73,820,237
Thornburg Mortgage Securities Trust 2006-1		2.769%	1/25/36	92,957,250	91,261,087
Thornburg Mortgage Securities Trust 2006-1 A2		3.285%	1/25/36	7,199,143	7,142,205
WaMu Mortgage Pass-Through Certificates, 2005-AR06 2A1A		3.365%	4/25/45	12,244,729	9,459,572
WaMu Mortgage Pass-Through Certificates, 2005-AR08 1A1A		3.405%	7/25/45	11,841,259	8,349,338
WaMu Mortgage Pass-Through Certificates, 2005-AR1 A1A		3.455%	1/25/45	2,776,662	2,213,025
WaMu Mortgage Pass-Through Certificates, 2005-AR11		3.455%	8/25/45	37,085,024	28,767,591
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1A1		3.425%	10/25/45	21,143,784	16,856,150
WaMu Mortgage Pass-Through Certificates, 2005-AR13 B10		4.576%	10/25/45	6,049,349	1,330,857	A
WaMu Mortgage Pass-Through Certificates, 2005-AR15 A1A1		3.395%	11/25/45	19,281,625	15,532,980
WaMu Mortgage Pass-Through Certificates, 2005-AR15 A1A2		2.879%	11/25/45	30,325,993	23,950,304
WaMu Mortgage Pass-Through Certificates, 2005-AR17 A1A2		3.425%	12/25/45	19,216,081	14,877,348

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
WaMu Mortgage Pass-Through Certificates, 2005-AR19 A1A1		3.405%	12/25/45	$27,499,291	$21,879,794
WaMu Mortgage Pass-Through Certificates, 2005-AR19 A1A2		3.425%	12/25/45	30,395,835	24,012,056
WaMu Mortgage Pass-Through Certificates, 2007-OA5 A1A		5.362%	5/25/47	1,521,534	1,194,642
Zuni Mortgage Loan Trust 2006-OA1		2.729%	8/25/36	27,399,178	25,976,075

					967,744,126

Stripped Securities	N.M.
Diversified REIT Trust 2001-1A		0.769%	3/8/10	8,374,717	148,651	A,G,K1
FFCA Secured Lending Corp. 1999-1A		1.421%	9/18/25	324,412	12,130	A,G,K1
GMAC Commercial Mortgage Securities Inc. 1999-CTL1		0.232%	12/15/16	278,409	256	A,G,K1
LB-UBS Commercial Mortgage Trust 2001-C3 X		0.936%	6/15/36	8,495,263	211,002	A,G,K1

					372,039

Variable Rate SecuritiesF	2.5%
Banc of America Commercial Mortgage Inc. 2005-5 A4		5.115%	10/10/45	7,630,000	7,532,963
Banc of America Commercial Mortgage Inc. 2006-2 A4		5.740%	5/10/45	28,805,000	29,102,155
Banc of America Funding Corp. 2005-F 2A1		5.176%	9/20/35	23,757,567	23,589,972
Commercial Mortgage Asset Trust 1999-C2		7.546%	11/17/32	367,580	375,818
Countrywide Home Loan Mortgage Pass Through Trust 2006-HYB1 2A1		5.336%	3/20/36	242,784	194,131
Credit Suisse Mortgage Capital Certificates 2006-C1 A4		5.555%	2/15/39	1,830,000	1,823,794
Credit Suisse Mortgage Capital Certificates 2007-C4 A4		5.811%	9/15/39	11,390,000	11,387,233
Credit Suisse Mortgage Capital Certificates A3-C2		5.659%	3/15/39	8,200,000	8,238,765
GE Capital Commercial Mortgage Corp. 2005-C4		5.333%	11/10/45	15,020,000	15,086,304
Greenwich Capital Commercial Funding Corp. 2008-GG5 A5		5.224%	4/10/37	3,660,000	3,638,324

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
GS Mortgage Securities Corp. II 2007-GG10 A4		5.799%	8/10/45	$2,510,000	$2,506,003
GSR Mortgage Loan Trust 2005-AR7 1A1		5.120%	11/25/35	3,354,468	3,426,268
Harborview Mortgage Loan Trust 2006-2		5.458%	2/25/36	6,453,288	4,839,966
IndyMac INDX Mortgage Loan Trust 2004-AR15		6.743%	2/25/35	558,967	507,689
IndyMac INDX Mortgage Loan Trust 2005-AR1 1A1		6.883%	3/25/35	84,375	76,548
IndyMac INDX Mortgage Loan Trust 2005-AR13		4.479%	8/25/35	804,264	654,043
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	10,304,854	7,901,800
JP Morgan Chase Commercial Mortgage Securities Corp. 2005-CB13		5.294%	1/12/43	11,800,000	11,806,908
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 HS		5.749%	5/15/47	5,000,000	2,818,555	A
MASTR Adjustable Rate Mortgages Trust 2004-4 3A1		4.158%	5/25/34	2,869,411	2,888,026
MASTR Adjustable Rate Mortgages Trust 2006-2 3A1		4.850%	1/25/36	183,602	175,353
Merrill Lynch Mortgage Investors Trust 2006-A1 1A1		5.859%	3/25/36	37,891,261	29,628,681
Merrill Lynch Mortgage Trust 2005-CKI1		5.244%	11/12/37	18,740,000	18,724,541
Merrill Lynch Mortgage Trust 2005-MCP1		4.747%	6/12/43	15,240,000	14,779,688
Merrill Lynch Mortgage Trust 2006-C1 A4		5.658%	5/12/39	130,000	130,867
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4		5.750%	6/12/50	5,150,000	5,105,941
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-8 A3		5.957%	8/12/49	2,800,000	2,824,511
Morgan Stanley Capital I 2007-HQ11 A4		5.447%	2/12/44	1,670,000	1,619,346

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Morgan Stanley Mortgage Loan Trust 2005-3AR		5.338%	7/25/35	$8,275,479	$8,459,996
Prime Mortgage Trust 2005-2		7.431%	10/25/32	714,169	719,960
Structured Adjustable Rate Mortgage Loan Trust 2004-16 5A2		5.070%	11/25/34	41,215,615	37,377,234
Thornburg Mortgage Securities Trust 2004-1		5.982%	3/25/44	93,860	95,452
Thornburg Mortgage Securities Trust 2007-4 2A1		6.225%	9/25/37	52,294,439	48,641,813
Thornburg Mortgage Securities Trust 2007-4 3A1		6.217%	9/25/37	48,506,091	43,767,158
WaMu Mortgage Pass-Through Certificates 2005-AR14 1A1		5.056%	12/25/35	281,496	273,780
WaMu Mortgage Pass-Through Certificates 2007-HY4 4A1		5.501%	9/25/36	142,241	135,038

					350,854,624

Total Mortgage-Backed Securities (Cost—$1,920,380,843)					1,710,017,516
Loan Participations and AssignmentsB	0.4%

Auto Components	N.M.
Allison Transmission Inc., Term Loan, Tranche B		5.740% to 5.750%	6/10/08	997,500	873,169

Communications Equipment	N.M.
Panamsat Corp., Term Loan, Tranche A		5.611%	4/3/08	1,750,000	1,582,656

Computers and Peripherals	N.M.
SunGard Data Systems Inc., Term Loan, Tranche B		4.878% to 5.128%	5/8/08	1,970,000	1,824,488

Containers and Packaging	N.M.
Amscan Holdings Inc., Term Loan, Tranche B		4.856% to 5.343%	6/25/08	990,000	831,600

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Diversified Consumer Services	N.M.
Thomson Medical Education, First Lien Term Loan		5.200%	6/30/08	$995,000	$853,337

Diversified Financial Services	N.M
CCM Merger Inc., Term Loan, Tranche B		4.671% to 5.080%	6/27/08	982,330	869,362

Electric Utilities	N.M.
TXU, Term Loan, Tranche B2		6.478% to 6.596%	8/11/08	1,246,875	1,134,798

Health Care Providers and Services	N.M.
Davita Inc., Term Loan, Tranche B1		4.210% to 6.230%	5/27/08	2,000,000	1,873,410
Sheridan Healthcare Inc., Term Loan, Tranche B		5.196% to 6.555%	6/30/08	992,500	858,512
Vanguard Health Holding Co. II, Replacement Term Loan		4.954%	4/30/08	1,965,261	1,819,504

					4,551,426

Hotels, Restaurants and Leisure	N.M.
Metro-Goldwyn-Mayer Studios Inc., Term Loan, Tranche B		5.946%	6/30/08	1,473,684	1,160,526

IT Services	0.3%
First Data Corp., Term Loan, Tranche B1		5.349% to 5.446%	6/30/08	39,610,950	35,611,353

Media	0.1%
Carmike Cinemas Inc., Delayed Draw Term Loan		6.490%	6/10/08	747,611	699,016
Cedar Fair LP, Term Loan, Tranche B		4.704%	4/30/08	982,500	906,356
Charter Communications Operating LLC, Term Loan		5.260%	4/30/08	2,000,000	1,687,916

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Media—Continued
Citadel Communication Group, Term Loan, Tranche B		4.321% to 6.455%	6/30/08	$1,000,000	$818,125
CSC Holdings Inc., Incremental Term Loan		4.750%	4/11/08	982,456	916,896
Idearc Inc., Term Loan, Tranche B		4.700% to 4.710%	6/30/08	987,500	788,519
Nielsen Finance LLC, Term Loan, Tranche B		5.346%	5/9/08	1,970,009	1,773,711
Tribune Co., Tranche B		5.542%	6/20/08	992,500	658,950
Univision Communications, Term Loan, Tranche B		4.954% to 5.494%	4/30/08	1,000,000	785,682
UPC Broadband Holding, Term Loan, Tranche N1		4.869%	4/1/08	1,000,000	887,500

					9,922,671

Multiline Retail	N.M.
Dollar General Corp., Term Loan, Tranche B		5.994%	4/30/08	1,000,000	895,625

Paper and Forest Products	N.M.
Georgia-Pacific Corp., First Lien Term Loan		4.740% to 4.835%	6/30/08	982,412	908,920

Road and Rail	N.M.
Swift Transportation, Term Loan		6.500%	5/1/08	883,721	658,057

Semiconductors and Semiconductor Equipment	N.M.
Sensata Technologies, Term Loan, Tranche B		5.056%	4/29/08	1,473,750	1,271,724

Total Loan Participations and Assignments (Cost—$69,281,070)					62,949,712

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations	9.6%

Fixed Rate Securities	4.9%
Fannie Mae		5.625%	5/19/11	$31,580,000	$32,674,626
Fannie Mae		4.610%	10/10/13	40,690,000	40,710,793	C
Fannie Mae		6.000%	4/18/36	18,560,000	19,972,026	C
Farmer Mac		5.125%	8/25/16	410,000	442,491
Federal Home Loan Bank		3.875%	8/22/08	8,640,000	8,688,773
Federal Home Loan Bank		5.100%	9/19/08	800,000	810,111
Federal Home Loan Bank		4.500%	11/5/08	22,500,000	22,546,507
Federal Home Loan Bank		5.000%	12/21/15	240,000	257,549
Federal Home Loan Bank		5.500%	7/15/36	3,040,000	3,322,294
Freddie Mac		4.750%	1/18/11	280,000	295,691	C
Freddie Mac		5.250%	2/24/11	16,000,000	16,370,288	C
Freddie Mac		5.625%	3/15/11	25,450,000	27,481,750	C
Freddie Mac		5.125%	4/18/11	14,440,000	15,421,776	C
Freddie Mac		4.650%	10/10/13	47,200,000	47,220,721	C
Freddie Mac		5.450%	11/21/13	18,230,000	18,516,448
Freddie Mac		5.300%	5/12/20	75,000,000	76,535,925	C
Freddie Mac		5.625%	11/23/35	19,270,000	20,068,183
Tennessee Valley Authority		6.250%	12/15/17	40,000	47,033
Tennessee Valley Authority		7.125%	5/1/30	840,000	1,096,779
Tennessee Valley Authority		5.980%	4/1/36	120,000	135,009
United States Treasury Bonds		8.750%	5/15/17	10,000	14,090	C
United States Treasury Bonds		8.875%	8/15/17	10,000	14,245	C
United States Treasury Bonds		4.375%	2/15/38	9,730,000	9,845,544	C
United States Treasury Notes		3.750%	5/15/08	25,460,000	25,533,605	C
United States Treasury Notes		5.000%	7/31/08	5,835,000	5,903,835	C
United States Treasury Notes		4.500%	3/31/09	19,490,000	20,062,519	C
United States Treasury Notes		4.625%	7/31/09	44,630,000	46,436,131	C
United States Treasury Notes		4.000%	8/31/09	174,060,000	180,016,159	C
United States Treasury Notes		2.000%	2/28/10	10,000	10,070	C
United States Treasury Notes		4.500%	11/15/10	23,190,000	24,867,657	C
United States Treasury Notes		4.875%	6/30/12	180,000	198,352
United States Treasury Notes		4.625%	7/31/12	3,330,000	3,640,106	C
United States Treasury Notes		4.750%	8/15/17	14,090,000	15,589,261	C
United States Treasury Notes		3.500%	2/15/18	510,000	512,948	C

					685,259,295

Indexed SecuritiesB	0.2%
Farmer Mac		2.474%	2/23/09	27,000,000	26,998,218

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Stripped Securities	0.3%
United States Treasury Bonds		0.000%	11/15/21	$37,190,000	$20,419,616	C,K2
United States Treasury Bonds		0.000%	11/15/24	32,510,000	15,290,168	C,K2
United States Treasury Bonds		0.000%	5/15/30	17,830,000	6,604,571	C,K2

					42,314,355

Treasury Inflation-Protected SecuritiesL	4.2%
United States Treasury Inflation-Protected Security		1.875%	7/15/13	8,606,684	9,283,118	C
United States Treasury Inflation-Protected Security		2.000%	1/15/14	1,302,097	1,410,333	C
United States Treasury Inflation-Protected Security		2.000%	1/15/16	39,258,144	42,567,487	C
United States Treasury Inflation-Protected Security		2.500%	7/15/16	8,046,731	9,064,514	C
United States Treasury Inflation-Protected Security		2.375%	1/15/17	12,851,266	14,343,220	C
United States Treasury Inflation-Protected Security		2.625%	7/15/17	4,877,609	5,558,187	C
United States Treasury Inflation-Protected Security		1.625%	1/15/18	130,962	137,520	C
United States Treasury Inflation-Protected Security		2.375%	1/15/25	73,626,869	80,109,494	C
United States Treasury Inflation-Protected Security		2.000%	1/15/26	141,678,089	146,061,326	C
United States Treasury Inflation-Protected Security		2.375%	1/15/27	162,336,182	177,200,008	C
United States Treasury Inflation-Protected Security		1.750%	1/15/28	14,184,192	14,061,187	C
United States Treasury Inflation-Protected Security		3.625%	4/15/28	24,492,035	31,759,287	C
United States Treasury Inflation-Protected Security		3.875%	4/15/29	40,426,547	54,648,485	C
United States Treasury Inflation-Protected Security		3.375%	4/15/32	10,439,332	13,708,148	C

					599,912,314

Total U.S. Government and Agency Obligations (Cost—$1,265,306,145)					1,354,484,182

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities	49.6%

Fixed Rate Securities	46.6%
Fannie Mae		6.500%	5/1/14 to 12/1/37	$131,111,894	$135,943,483
Fannie Mae		5.500%	1/1/17 to 3/1/37	687,347,774	694,843,363
Fannie Mae		9.500%	11/1/21	1,296	1,431
Fannie Mae		5.000%	12/1/23	125,000,000	126,171,875	M
Fannie Mae		6.000%	12/1/23	8,530,000	8,777,899	M
Fannie Mae		6.000%	4/1/24 to 8/1/37	730,511,027	749,113,708
Fannie Mae		7.000%	8/1/29 to 6/1/32	4,014,907	4,270,237
Fannie Mae		7.500%	11/1/29	19,460	21,041
Fannie Mae		5.000%	7/1/33 to 3/1/38	3,031,303,981	3,008,694,688
Fannie Mae		4.500%	12/1/34 to 3/1/35	14,485,231	13,979,755
Fannie Mae		4.500%	12/1/38	53,300,000	51,384,505	M
Fannie Mae		5.500%	12/1/38	511,300,000	516,093,438	M
Freddie Mac		6.000%	6/1/08 to 12/1/37	9,913,576	10,210,125
Freddie Mac		5.500%	12/1/13 to 5/1/35	11,634,477	11,784,865
Freddie Mac		7.000%	10/1/16 to 4/1/32	1,314,963	1,396,312
Freddie Mac		6.500%	7/1/29	338,797	355,024
Freddie Mac		5.000%	12/1/34 to 4/1/38	807,491,551	800,558,486
Government National Mortgage Association		7.500%	3/15/23 to 9/15/31	226,360	243,992
Government National Mortgage Association		7.000%	7/15/23 to 7/15/31	690,328	738,534
Government National Mortgage Association		6.500%	4/15/28 to 4/15/33	14,932,120	15,588,734
Government National Mortgage Association		6.000%	1/15/29 to 11/15/35	73,989,476	76,591,304
Government National Mortgage Association		8.000%	12/15/30 to 1/15/31	24,147	26,502
Government National Mortgage Association		5.000%	7/15/33 to 11/15/35	71,476,113	71,506,831
Government National Mortgage Association		5.500%	7/15/33 to 6/15/35	20,805,830	21,267,125
Government National Mortgage Association		5.000%	12/1/38	275,900,000	275,124,169	M

					6,594,687,426

Indexed SecuritiesB	3.0%
Fannie Mae		4.609%	5/1/35 to 10/1/35	7,835,184	7,892,486
Fannie Mae		4.838%	6/1/35	14,154,154	14,246,618
Fannie Mae		5.348%	6/1/35	2,958,789	3,018,173

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Fannie Mae		4.364%	8/1/35	$1,493,593	$1,505,558
Fannie Mae		4.650%	9/1/35	9,016,994	9,049,175
Fannie Mae		4.722%	9/1/35	3,490,560	3,503,453
Fannie Mae		4.682%	10/1/35	4,218,860	4,228,256
Fannie Mae		4.769%	10/1/35	3,115,394	3,131,048
Fannie Mae		4.892%	10/1/35	2,787,725	2,781,444
Fannie Mae		6.514%	10/1/35	25,895,814	26,631,868
Fannie Mae		6.535%	10/1/35	33,970,564	34,937,769
Fannie Mae		6.502%	11/1/35	14,587,357	15,018,189
Fannie Mae		5.274%	12/1/35	5,023,662	5,081,210
Fannie Mae		6.440%	1/1/37	23,182,210	23,823,452
Fannie Mae		5.509%	2/1/37	37,055,883	37,645,213
Fannie Mae		5.701%	4/1/37	27,104,867	27,537,688
Fannie Mae		5.872%	4/1/37	16,860,112	17,156,995
Fannie Mae		6.157%	8/1/37	30,030,755	30,862,769
Freddie Mac		4.690%	8/1/35	15,545,495	15,510,065
Freddie Mac		4.783%	9/1/35	6,266,610	6,292,111
Freddie Mac		5.153%	9/1/35	2,066,721	2,106,969
Freddie Mac		4.822%	10/1/35	5,177,006	5,165,146
Freddie Mac		5.134%	12/1/35	7,184,811	7,297,216
Freddie Mac		5.201%	12/1/35	485,917	492,215
Freddie Mac		5.815%	2/1/37	65,567	66,620
Freddie Mac		6.073%	3/1/37	36,100,684	37,110,161
Freddie Mac		5.811%	5/1/37	5,701,375	5,786,433
Freddie Mac		5.896%	5/1/37	16,205,473	16,467,665
Freddie Mac		5.942%	5/1/37	181,326	184,471
Freddie Mac		5.946%	5/1/37	126,660	129,227
Freddie Mac		5.796%	6/1/37	2,869,059	2,912,716
Freddie Mac		5.905%	7/1/37	42,403,423	43,083,047
Freddie Mac		5.908%	8/1/37	13,760,747	13,977,777
Government National Mortgage Association		2.936%	8/20/31	2,565	2,524

					424,635,727

Stripped Securities	N.M.
Financing Corp.		0.000%	11/30/17 to 4/5/19	1,570,000	1,039,893	G,K2

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$6,915,751,877)					7,020,363,046

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee BondsN	5.6%

Aerospace and Defense	N.M.
Systems 2001 Asset Trust		6.664%	9/15/13	$2,307,661	$2,371,122	A

Automobiles	N.M.
General Motors Nova Scotia Finance Co.		6.850%	10/15/08	1,550,000	1,519,000

Commercial Banks	1.6%
Glitnir Banki Hf		6.330%	7/28/11	10,670,000	9,162,639	A
Glitnir Banki Hf		6.375%	9/25/12	18,040,000	15,392,504	A
Glitnir Banki Hf		6.693%	6/15/16	19,600,000	15,797,874	A,E
Glitnir Banki Hf		7.451%	9/14/49	3,065,000	2,486,022	A,E
HSBC Capital Funding LP		4.610%	6/27/49	2,090,000	1,842,180	A,E
ICICI Bank Ltd.		6.375%	4/30/22	14,359,000	12,348,668	A,E
ICICI Bank Ltd.		6.375%	4/30/22	15,561,000	13,527,706	A,C,E
Kaupthing Bank Hf		5.750%	10/4/11	5,550,000	4,430,215	A
Kaupthing Bank Hf		7.125%	5/19/16	6,060,000	4,089,070	A
Korea Development Bank		5.500%	11/13/12	60,000	62,046	C
Landsbanki Islands Hf		6.100%	8/25/11	28,520,000	24,916,612	A
Resona Preferred Global Securities		7.191%	12/29/49	11,630,000	10,156,805	A,E
Royal Bank of Scotland Group PLC		7.640%	3/31/49	7,400,000	6,372,806	E
Royal Bank of Scotland Group PLC		6.990%	10/29/49	12,030,000	10,212,267	A,E
RSHB Capital SA		6.299%	5/15/17	30,690,000	28,426,613	A
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	25,685,000	17,024,326	A,E
TuranAlem Finance BV		8.250%	1/22/37	29,590,000	23,207,437	A
TuranAlem Finance BV		8.250%	1/22/37	30,793,000	24,304,915	A

					223,760,705

Diversified Financial Services	0.4%
Aiful Corp.		5.000%	8/10/10	12,430,000	11,722,497	A
Cascadia Ltd.		6.115%	6/13/08	4,100,000	4,097,130	A,B
Credit Suisse Guernsey Ltd.		5.860%	5/29/49	40,000	33,885	E
European Investment Bank		4.000%	3/3/10	100,000	103,309
European Investment Bank		4.625%	3/21/12	50,000	53,155
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	7,400,000	6,030,253	C,E
Pemex Finance Ltd.		9.030%	2/15/11	6,000	6,358
TNK-BP Finance SA		7.500%	7/18/16	17,280,000	16,048,800	A
TNK-BP Finance SA		7.500%	7/18/16	1,650,000	1,551,000	A
TNK-BP Finance SA		6.625%	3/20/17	724,000	626,260	A
TNK-BP Finance SA		6.625%	3/20/17	11,350,000	9,817,750	A

					50,090,397

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services	0.4%
British Telecommunications PLC		8.625%	12/15/10	$2,315,000	$2,545,954	J
Deutsche Telekom International Finance BV		5.750%	3/23/16	20,000,000	19,773,480	C
Intelsat Bermuda Ltd.		9.250%	6/15/16	1,105,000	1,113,287
Koninklijke (Royal) KPN NV		8.000%	10/1/10	14,470,000	15,537,220
Telecom Italia Capital SpA		5.250%	11/15/13	1,260,000	1,177,331
Telecom Italia Capital SpA		4.950%	9/30/14	3,730,000	3,394,524
Telecom Italia Capital SpA		5.250%	10/1/15	6,090,000	5,532,808
Wind Acquisition Finance SA		10.750%	12/1/15	4,800,000	4,896,000	A

					53,970,604

Electric Utilities	N.M.
Hydro-Quebec		6.300%	5/11/11	1,720,000	1,880,311

Energy Equipment and Services	0.1%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	1,970,000	1,999,550
Compagnie Generale de Geophysique-Veritas		7.750%	5/15/17	8,594,000	8,722,910

					10,722,460

Foreign Governments	1.0%
Province of British Columbia		4.300%	5/30/13	180,000	189,182	C
Russian Federation		7.500%	3/31/30	64,901,430	74,733,997	A
United Mexican States		5.625%	1/15/17	374,000	393,074	C
United Mexican States		6.750%	9/27/34	53,566,000	59,752,873

					135,069,126

Gas Utilities	0.2%
Intergas Finance BV		6.375%	5/14/17	27,909,000	24,350,602	A
Intergas Finance BV		6.375%	5/14/17	2,220,000	1,948,050	A

					26,298,652

Industrial Conglomerates	0.7%
Tyco International Group SA		6.125%	11/1/08	1,738,000	1,750,999
Tyco International Group SA		6.125%	1/15/09	644,000	651,370
Tyco International Group SA		6.750%	2/15/11	35,798,000	37,722,107
Tyco International Group SA		6.375%	10/15/11	15,948,000	15,891,975
Tyco International Group SA		6.000%	11/15/13	4,808,000	4,828,030
Tyco International Group SA		7.000%	6/15/28	945,000	907,453
Tyco International Group SA		6.875%	1/15/29	31,995,000	31,282,087

					93,034,021

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee Bonds—Continued

Insurance	0.2%
Foundation Re Ltd.		7.170%	11/24/08	$9,400,000	$9,191,320	A,B
Merna Reinsurance Ltd.		6.580%	6/30/12	26,450,000	24,130,335	A,B

					33,321,655

Media	N.M.
Rogers Cable Inc.		7.875%	5/1/12	687,000	750,597
Rogers Cable Inc.		6.750%	3/15/15	130,000	129,496
Shaw Communications Inc.		7.250%	4/6/11	630,000	648,900
Sun Media Corp.		7.625%	2/15/13	1,125,000	1,063,125

					2,592,118

Metals and Mining	0.3%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	2,590,000	2,582,766	A
Vale Overseas Ltd.		8.250%	1/17/34	770,000	859,827	C
Vale Overseas Ltd.		6.875%	11/21/36	40,565,000	39,579,879	C

					43,022,472

Oil, Gas and Consumable Fuels	0.6%
Anadarko Finance Co.		7.500%	5/1/31	15,957,000	17,953,157
Conoco Funding Co.		6.350%	10/15/11	590,000	642,824	C
Conoco Funding Co.		7.250%	10/15/31	810,000	944,700
Gazprom		6.212%	11/22/16	29,470,000	27,259,750	A
Gazprom		6.510%	3/7/22	23,180,000	20,659,175	A
OPTI Canada Inc.		8.250%	12/15/14	2,405,000	2,380,950
Petrobras International Finance Co.		6.125%	10/6/16	18,870,000	18,817,164
Teekay Shipping Corp.		8.875%	7/15/11	1,729,000	1,828,417	C

					90,486,137

Paper and Forest Products	N.M.
Abitibi-Consolidated Co. of Canada		5.250%	6/20/08	2,500,000	2,500,000

Semiconductors and Semiconductor Equipment	N.M.
NXP BV/NXP Funding LLC		7.875%	10/15/14	3,935,000	3,600,525	C
NXP BV/NXP Funding LLC		9.500%	10/15/15	2,660,000	2,187,850	C

					5,788,375

Thrifts and Mortgage Finance	N.M.
Willow Re Ltd.		8.369%	6/16/10	250,000	253,123	A,B

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Yankee Bonds—Continued

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	$13,920,000		$13,761,521
Rogers Wireless Inc.		6.375%	3/1/14	1,850,000		1,834,203

						15,595,724

Total Yankee Bonds (Cost—$847,984,565)						792,276,002
Foreign Government Obligations	1.4%
Bank Negara Islamic Notes		0.000%	7/24/08	7,890,000	MYR	2,440,115	I
Brazil Notas do Tesouro Nacional Series B		6.000%	5/15/17	21,719,000	BRL	19,186,428
Canadian Government Bond		5.250%	6/1/12	45,000,000	CAD	47,820,438
Canadian Real Return Bond		4.000%	12/1/31	6,961,715	CAD	9,944,717	O
Federal Republic of Germany		3.750%	1/4/15	18,440,000	EUR	29,114,471
Federative Republic of Brazil		10.000%	1/1/10	1	BRL	532
Federative Republic of Brazil		10.000%	7/1/10	135,481	BRL	72,755,131
Federative Republic of Brazil		6.000%	5/15/15	18,938	BRL	16,578,895

Total Foreign Government Obligations (Cost—$170,172,129)						197,840,727
Preferred Stocks	1.0%
AES Trust III		6.750%		71,200	shs	3,310,800	C,D
Fannie Mae		5.375%		29		1,939,375	D
Fannie Mae		7.000%		53,100		2,392,819	B
Fannie Mae		8.250%		1,193,775		28,710,289	E
Ford Motor Co.		7.500%		16,300		224,777
Freddie Mac		8.375%		1,737,615		42,397,806	E
General Motors Corp.		1.500%		259,700		4,388,930	C
General Motors Corp.		1.500%		399,400		9,146,260	C
General Motors Corp.		5.250%		207,050		3,360,421	D
General Motors Corp.		6.250%		2,749,475		45,366,337
General Motors Corp.		7.250%		127,900		1,877,572
General Motors Corp.		7.250%		56,300		847,878	C
General Motors Corp.		7.250%		45,400		670,104	C
General Motors Corp.		7.375%		327,800		5,074,344	C
Home Ownership Funding Corp.		1.000%		1,500		266,906	A,G
Home Ownership Funding Corp. II		1.000%		1,300		231,319	A,G

Total Preferred Stocks (Cost—$175,927,770)						150,205,937

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Warrants	N.M.
Bear Stearns Trust Certficates 2001-2, Strike Price $97.72				5,000	wts	$62,431	P
Bear Stearns Trust Certficates 2001-3, Strike Price $99.897				5,000		16,066	P

Total Warrants (Cost—$17,900)						78,497
Total Long-Term Securities (Cost—$14,651,599,904)						14,292,473,328
Investment of Collateral From Securities Lending	8.3%
State Street Navigator Securities Lending Prime Portfolio				1,170,604,429	shs	1,170,604,429

Total Investment of Collateral From Securities Lending (Cost—$1,170,604,429)						1,170,604,429
Short-Term Securities	4.4%

U.S. Government and Agency Obligations	1.7%
Fannie Mae		0.000%	4/7/08	$1,720,000		1,718,716	I,Q
Fannie Mae		0.000%	12/15/08	240,000,000		236,594,400	I,Q

						238,313,116

Foreign Government Obligations	0.4%
Bank Negara Malaysia Monetary Notes		0.000%	4/10/08	6,509,000	MYR	2,004,419	I
Bank Negara Malaysia Monetary Notes		0.000%	4/22/08	85,793,000	MYR	26,770,848	I
Bank Negara Malaysia Monetary Notes		0.000%	5/8/08	58,539,000	MYR	18,238,752	I
Bank Negara Malaysia Monetary Notes		0.000%	6/5/08	8,159,000	MYR	2,515,870	I
Bank Negara Malaysia Monetary Notes		0.000%	7/17/08	13,284,000	MYR	4,095,195	I

						53,625,084

Options PurchasedR	0.1%
Barclays Swaption Call, April 2008, Strike Price $3.00				185,100,000	S	629,340
Barclays Swaption Call, April 2008, Strike Price $3.00				65,000,000	S	221,000
Barclays Swaption Call, April 2008, Strike Price $3.00				65,000,000	S	221,000
Barclays Swaption Call, June 2008, Strike Price $3.75				61,400,000	S	1,577,980
Barclays Swaption Call, May 2008, Strike Price $3.35				129,750,000	S	1,738,650

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Short-Term Securities—Continued

Options Purchased—Continued
Barclays Swaption Call, May 2008, Strike Price $3.45				12,250,000	S	$191,100
Barclays Swaption Call, May 2008, Strike Price $4.20				32,800,000	S	1,177,520
Greenwich Swaption Call, August 2008, Strike Price $3.72				244,600,000	S	1,092,868
Greenwich Swaption Call, May 2008, Strike Price $3.72				316,500,000	S	304,917
Japanese Yen Futures Put, July 2008, Strike Price $94.00				1,500	S	431,250
JP Morgan Swaption Call, April 2008, Strike Price $3.00				65,000,000	S	221,000
Lehman Swaption Call, May 2008, Strike Price $4.20				71,600,000	S	2,570,440
Merrill Swaption Call, September 2009, Strike Price $4.50				2,300,000	S	36,501
U.S. Treasury Bond Futures Call, May 2008, Strike Price $120.00				211	S	389,031
U.S. Treasury Note Futures Call, June 2008, Strike Price $134.00				10,000	S	156,250
U.S. Treasury Note Futures Call, June 2008, Strike Price $138.00				9,400	S	146,875
U.S. Trerasury Note Futures Call, May 2008, Strike Price $145.00				4,025	S	62,891

						11,168,613

Repurchase Agreements	2.2%
Lehman Brothers Inc. 2.25%, dated 3/31/08, to be repurchased at $135,735,483 on 4/1/08 (Collateral: $380,615,000 Resolution Fuding Corporation principal-only securities, due 1/15/30, value $138,411,094)				$135,727,000		135,727,000

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Short-Term Securities—Continued

Repurchase Agreements—Continued
Merrill Lynch Government Securities Inc. 2.25%, dated 3/31/08, to be repurchased at $179,295,205 on 4/1/08 (Collateral: $27,690,000 Federal Home Bank zero-coupon notes, due 5/8/08, value $27,620,581; $150,000,000 Federal Home Loan Bank notes, due 10/16/09, value $155,249,100)				$179,284,000	$179,284,000

					315,011,000

Total Short-Term Securities (Cost—$626,163,294)					618,117,813
Total Investments (Cost—$16,448,367,627)T	113.6%				16,081,195,570
Obligation to Return Collateral For Securities Loaned	(8.3)%				(1,170,604,429)
Other Assets Less Liabilities	(5.3)%				(750,724,438)

Net Assets	100.0%				$14,159,866,703

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedR
Australian Treasury Bond Futures	June 2008	97	$(20,482)
Canada Government Bond Futures	June 2008	461	1,713,888
Canadian Dollar Futures	June 2008	2,674	(9,145,080)
Euribor Futures	June 2008	1,840	(1,140,606)
Eurodollar Futures	June 2008	12,663	30,345,908
Eurodollar Futures	September 2008	4,265	3,218,625
Eurodollar Futures	June 2009	3,149	(602,095)
German Republic Bond Futures	June 2008	15,146	(24,540,472)
LIBOR Futures	September 2008	3,472	3,270,595
LIBOR Futures	June 2009	497	(230,515)
U.S. Treasury Note Futures	June 2008	4,595	790,143
United Kingdon Treasury Bond Futures	June 2008	1,380	7,278,804

			$10,938,713

Futures Contracts WrittenR
Australian Dollar Futures	June 2008	809	$744,280
British Pound Futures	June 2008	3,358	3,488,123
Euro Currency Futures	June 2008	2,520	(13,987,975)

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenR—Continued
Eurodollar Futures	December 2008	73	$(39,453)
Eurodollar Futures	March 2009	1,212	(1,718,010)
Eurodollar Futures	September 2009	202	(233,310)
Japanese Yen Futures	June 2008	905	(4,724,500)
Swiss Franc Futures	June 2008	50	(242,125)
U.S. Treasury Bond Futures	June 2008	1,688	(1,751,698)
U.S. Treasury Note Futures	June 2008	26,973	(70,210,595)
U.S. Treasury Note Futures	June 2008	345	(528,917)

			$(89,204,180)

Options WrittenR
Barclays Swaption Call, Strike Price $2.10	April 2008	64,500,000	$322,436
Barclays Swaption Call, Strike Price $2.20	April 2008	31,800,000	160,558
Barclays Swaption Call, Strike Price $2.30	April 2008	66,800,000	347,360
Barclays Swaption Call, Strike Price $2.30	April 2008	32,800,000	150,880
Barclays Swaption Call, Strike Price $2.30	April 2008	66,400,000	325,360
Barclays Swaption Call, Strike Price $2.40	April 2008	64,700,000	362,320
Barclays Swaption Call, Strike Price $2.40	April 2008	29,200,000	116,800
Barclays Swaption Call, Strike Price $2.50	April 2008	32,500,000	162,500
Barclays Swaption Call, Strike Price $2.50	April 2008	31,500,000	144,900
Bear Stearns Swaption Call, Strike Price $2.50	April 2008	30,700,000	135,080
Bear Stearns Swaption Call, Strike Price $4.80	April 2008	50,990,000	(2,468,528)
Bear Stearns Swaption Call, Strike Price $5.00	April 2008	177,970,000	(11,745,486)
Bear Stearns Swaption Put, Strike Price $3.93	May 2008	150,000,000	1,291,650
Bear Stearns Swaption Put, Strike Price $5.30	April 2008	50,990,000	579,501
Bear Stearns Swaption Put, Strike Price $5.50	April 2008	177,970,000	2,046,655
Eurodollar Futures Put, Strike Price $96.125	June 2008	2,029	319,836
Eurodollar Futures Put, Strike Price $96.25	June 2008	1,193	598,041
Eurodollar Futures Put, Strike Price $96.75	June 2008	830	193,038
Eurodollar Futures Put, Strike Price $97.00	September 2008	634	104,005
Eurodollar Futures Put, Strike Price $97.25	June 2008	1,213	259,229
Eurodollar Futures Put, Strike Price $97.75	June 2008	3,276	(117,980)
Eurodollar Futures Put, Strike Price $97.75	September 2008	4,943	61,623
Goldman Swaption Call, Strike Price $4.95	September 2009	511,000	(16,790)
Greenwich Swaption Call, Strike Price $3.32	May 2008	230,400,000	2,995
Greenwich Swaption Call, Strike Price $3.42	August 2008	172,700,000	(534,161)
Greenwich Swaption Call, Strike Price $4.85	April 2008	49,990,000	(2,635,023)
Greenwich Swaption Call, Strike Price $5.16	November 2012	47,500,000	(234,888)
Greenwich Swaption Put, Strike Price $5.16	November 2012	47,500,000	85,642
Greenwich Swaption Put, Strike Price $5.35	April 2008	49,990,000	574,585
JP Morgan Swaption Call, Strike Price $2.10	April 2008	35,200,000	144,285

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options WrittenR—Continued
JP Morgan Swaption Call, Strike Price $2.40	April 2008	53,400,000	$272,340
JP Morgan Swaption Call, Strike Price $2.40	April 2008	31,600,000	161,160
JP Morgan Swaption Call, Strike Price $2.40	April 2008	31,900,000	127,600
JP Morgan Swaption Put, Strike Price $4.77	May 2008	92,500,000	1,242,552
Lehman Swaption Call, Strike Price $2.15	April 2008	65,000,000	324,935
Lehman Swaption Call, Strike Price $2.20	April 2008	31,800,000	130,348
Lehman Swaption Call, Strike Price $2.40	April 2008	62,100,000	316,710
Lehman Swaption Call, Strike Price $2.40	April 2008	30,600,000	156,825
Lehman Swaption Call, Strike Price $2.40	April 2008	29,600,000	118,400
U.S. Treasury Bond Futures Call, Strike Price $118.00	May 2008	1,290	(447,606)
U.S. Treasury Bond Futures Put, Strike Price $110.00	May 2008	414	127,305
U.S. Treasury Bond Futures Put, Strike Price $115.00	May 2008	3,498	1,851,026
U.S. Treasury Bond Futures Put, Strike Price $115.00	May 2008	2,670	1,422,416
U.S. Treasury Bond Futures Put, Strike Price $117.00	May 2008	1,232	(468,488)
U.S. Treasury Note Futures Call, Strike Price $117.00	May 2008	2,108	(3,799,743)
U.S. Treasury Note Futures Call, Strike Price $118.00	May 2008	10,879	(11,185,442)
U.S. Treasury Note Futures Call, Strike Price $123.00	May 2008	398	60,197
U.S. Treasury Note Futures Put, Strike Price $112.00	May 2008	792	490,977
U.S. Treasury Note Futures Put, Strike Price $112.50	May 2008	607	717,824
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	5,706	4,966,283
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	1,857	92,113
U.S. Treasury Note Futures Put, Strike Price $116.00	May 2008	1,046	1,305,317
U.S. Treasury Note Futures Put, Strike Price $117.00	May 2008	3,717	76,884
U.S. Treasury Note Futures Put, Strike Price $117.50	April 2008	3,274	522,911
USD Put, Strike Price $95.50	June 2008	1,397	311,109

			$(10,369,624)

N.M. Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 10.00% of net assets.

B

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2008.

C	All or a portion of this security is on loan.
D	Convertible Security – Security may be converted into the issuer’s common stock.
E

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

F	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
G	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for these securities was $77,534,199.
H	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
K

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

L

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

M	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
N	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
O

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

P	Non-income producing.
Q	All or a portion of this security is collateral to cover futures and options contracts written.
R	Options and futures are described in more detail in the notes to financial statements.
S	Par represents actual number of contracts.
T	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$273,558,796
Gross unrealized depreciation	(642,542,469)

Net unrealized depreciation	$(368,983,673)

†	Securities are denominated in U.S. Dollars, unless otherwise noted.

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

MYR—Malaysian Ringgit

RUB—Russian Ruble

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Plus Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$15,822,204,333)		$15,463,077,757	A
Short-term securities at value (Cost—$626,163,294)		618,117,813
Cash		2,229,249
Foreign currency at value (Cost—$49,680,913)		49,768,588
Receivable for securities sold		2,647,679,208
Deposits with brokers for open futures contracts		65,069,717
Interest receivable		144,988,462
Receivable for fund shares sold		24,644,812
Unrealized appreciation of forward foreign currency contracts		23,253,638
Other assets		286,441,405

Total assets		19,325,270,649

Liabilities:
Payable for securities purchased	$3,572,861,341
Obligation to return collateral for securities loaned	1,170,604,429
Swap contracts at value	269,847,702
Options written (Proceeds—$66,700,489)	77,070,113
Futures variation margin payable	20,933,095
Payable for fund shares repurchased	18,919,872
Amounts payable for open swaps	15,120,344
Income distribution payable	9,547,742
Unrealized depreciation of forward foreign currency contracts	4,534,300
Accrued management fee	4,356,013
Accrued distribution fees	255,003
Accrued expenses	1,353,992

Total liabilities		5,165,403,946

Net Assets		$14,159,866,703

Net assets consist of:
Accumulated paid-in-capital		$14,916,618,254
Undistributed net investment income		21,015,663
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(154,445,893)
Net unrealized depreciation on investments, options, futures, swaps and foreign currency translations		(623,321,321)

Net Assets		$14,159,866,703

Net Asset Value Per Share:
Institutional Class (1,310,828,651 shares outstanding)		$9.87
Financial Intermediary Class (123,135,394 shares outstanding)		$9.88

A	The market value of securities on loan is $1,273,274,105.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Plus Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest	$795,165,480
Income from securities lending	6,336,863

Total income		$801,502,343
Expenses:
Management fees	55,764,726
Distribution fees:
Financial Intermediary Class	2,612,165
Audit and legal fees	268,024
Custodian fees	1,734,768
Directors’ fees and expenses	325,957
Registration fees	249,896
Reports to shareholders	1,001,596
Transfer agent and shareholder servicing expense:
Institutional Class	461,953
Financial Intermediary Class	64,660
Other expenses	174,441

Total expenses		62,658,186

Net Investment Income		738,844,157
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	169,698,926
Options	59,897,927
Futures	(505,286,122)
Swaps	120,174,271
Foreign currency transactions	16,272,374

		(139,242,624)
Change in unrealized appreciation/(depreciation) of:
Investments, options, futures, swaps and foreign currency translations	(693,529,022)
Assets and liabilities denominated in foreign currency	(364,631)

		(693,893,653)

Net Realized and Unrealized Loss on Investments		(833,136,277)

Change in Net Assets Resulting From Operations		$(94,292,120)

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Plus Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$738,844,157	$456,732,640

Net realized gain/(loss)	(139,242,624)	130,745,217
Change in unrealized appreciation/(depreciation)	(693,893,653)	163,631,048

Change in net assets resulting from operations	(94,292,120)	751,108,905

Distributions to shareholders from:
Net investment income:
Institutional Class	(661,064,696)	(451,787,836)
Financial Intermediary Class	(51,232,414)	(28,392,343)

Net realized gain on investments:
Institutional Class	(92,868,453)	(3,625,313)
Financial Intermediary Class	(6,596,142)	(231,118)

Change in net assets from fund share transactions:
Institutional Class	2,284,647,990	4,348,340,511
Financial Intermediary Class	517,528,015	248,299,738

Change in net assets	1,896,122,180	4,863,712,544

Net Assets:
Beginning of year	$12,263,744,523	$7,400,031,979

End of year	$14,159,866,703	$12,263,744,523

Undistributed/(Overdistributed) net investment income	$21,015,663	$(14,155,123)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$10.55		$10.24		$10.52		$10.71		$10.40

Investment operations:
Net investment income	.55	A	.51	A	.45	B	.37	B	.37	B
Net realized and unrealized gain/(loss)	(.62)		.33		(.18)		.04		.55

Total from investment operations	(.07)		.84		.27		.41		.92

Distributions from:
Net investment income	(.53)		(.53)		(.52)		(.35)		(.41)
Net realized gain on investments	(.08)		—	C	(.03)		(.25)		(.20)

Total distributions	(.61)		(.53)		(.55)		(.60)		(.61)

Net asset value, end of year	$9.87		$10.55		$10.24		$10.52		$10.71

Total return	(.72)%		8.48%		2.57%		4.01%		9.12%

Ratios to Average Net Assets:D
Total expenses	.43%		.44%		.45%		.45%		.48%
Expenses net of waivers, if any	.43%		.44%		.45%		.45%		.45%
Expenses net of all reductions	.43%		.44%		.45%		.45%		.45%
Net investment income	5.4%		4.9%		4.3%		3.3%		3.6%

Supplemental Data:
Portfolio turnover rate	488.2%		448.6%		549.4%		586.1%		463.8%
Net assets, end of year (in thousands)	$12,943,882		$11,495,842		$6,896,815		$4,565,054		$3,286,650

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C	Amount less than $.01 per share.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Financial Intermediary Class:
	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$10.56		$10.24		$10.52		$10.71		$10.40

Investment operations:
Net investment income	.52	A	.48	A	.42	B	.35	B	.36	B
Net realized and unrealized gain/(loss)	(.62)		.35		(.18)		.04		.54

Total from investment operations	(.10)		.83		.24		.39		.90

Distributions from:
Net investment income	(.50)		(.51)		(.49)		(.33)		(.39)
Net realized gain on investments	(.08)		—	C	(.03)		(.25)		(.20)

Total distributions	(.58)		(.51)		(.52)		(.58)		(.59)

Net asset value, end of year	$9.88		$10.56		$10.24		$10.52		$10.71

Total return	(.97)%		8.30%		2.32%		3.77%		8.82%

Ratios to Average Net Assets:D
Total expenses	.68%		.69%		.70%		.70%		.73%
Expenses net of waivers, if any	.68%		.69%		.70%		.70%		.70%
Expenses net of all reductions	.68%		.69%		.70%		.70%		.70%
Net investment income	5.1%		4.7%		4.0%		2.9%		3.2%

Supplemental Data:
Portfolio turnover rate	488.2%		448.6%		549.4%		586.1%		463.8%
Net assets, end of year (in thousands)	$1,215,985		$767,903		$503,217		$191,085		$7,040

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset High Yield Portfolio

The average annual total returns for the Western Asset High Yield Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08		Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Western Asset High Yield Bond Portfolio:
Institutional Class	-4.02%	-5.88%	+4.23%	+7.62%	+7.13%
Lehman High Yield Index, 2% Issuer ConstrainedB	-2.97%	-3.48%	+4.64%	+8.67%	+8.56%
Lehman High Yield IndexC	-3.02%	-3.74%	+4.89%	+8.62%	+8.48%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratio for the Institutional Class was 0.61% and represents the Fund’s total annual operating expenses for the share class for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007. These expenses include management fees and other expenses. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses of the Institutional Class to 0.65% of the Fund’s average daily net assets attributable to the Institutional Class.

A

The Fund’s Institutional Class inception date is September 28, 2001. Since-inception index returns are for periods beginning September 30, 2001. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index limits the maximum exposure to any one issuer to 2%.

C

A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission.

Annual Report to Shareholders

A year ago, the Federal Reserve Board’s (Fed)D predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted Spread (Ted) E, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)F in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

For the 12-month period ending March 31, 2008, the Portfolio underperformed its benchmarks returning -5.88% versus -3.48% for the Lehman High Yield Index, 2% Issuer Constrained (Index). Negative returns for the high yield asset class stand in stark contrast to U.S. Treasuries, which returned 12.21% for the same period. Underperformance relative to Treasuries resulted in significant spread widening. The option-adjusted spread (OAS)G for the Index increased to 768 basis points from 275 basis points at the beginning of the period.

The primary reason for the Portfolio’s underperformance is attributable to its overweight to lower rated high yield issues. In general, issues rated CCC and lower returned -10.48% versus -0.64% and -2.33% for BB and B rated issues, respectively. Our overweight position to lower quality was based on our view that the generous yields available more than offset the increased risk given the supportive fundamental backdrop. While earnings, liquidity and leverage statistics were very solid, the technicals overwhelmed in the broad market flight to quality trade. The fact that the default rate fell during the period is evidence that fundamentals remained positive. The Fund’s outflows of almost 15% also hurt performance.

Issue selection aided relative performance as seven of the Fund’s top 10 overweights outperformed index returns. These overweights included DAE Aviation, which returned 9.18% and Belden & Blake, which returned 6.82%. The Fund also maintained an underweight to one of the worst-performing issuers, Rescap, which returned -29.85%.

Subsector allocation aided relative performance. The Fund benefited from overweights to utilities and capital goods, which returned 4.73% and -1.52% as well as from underweights to communications and consumer cyclical, which returned -8.43% and -7.61%, respectively.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

D

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

E	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
F	100 basis points (bps) =1%
G	OAS measures the yield spread that is not directly attributable to the security’s characteristics and is mainly used for fixed-income products.

Annual Report to Shareholders

Expense Example

Western Asset High Yield Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held during the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Institutional Class:
Actual	$1,000.00	$944.50	$2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.09	2.94

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.58% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset High Yield Portfolio

The graph compares the Fund’s total returns to that of two appropriate broad-based securities market indexes. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indexes do not include any transaction costs associated with buying and selling securities in the indexes or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning September 30, 2001.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

C	Source: Standard & Poor's.
D	Preferred stocks and warrants do not have defined maturity dates.

Annual Report to Shareholders

Portfolio of Investments

Western Asset High Yield Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	95.7%

Corporate Bonds and Notes	82.4%

Aerospace and Defense	1.1%
DRS Technologies Inc.		6.875%	11/1/13	$280,000	$274,400
DRS Technologies Inc.		6.625%	2/1/16	1,705,000	1,666,638
DRS Technologies Inc.		7.625%	2/1/18	1,500,000	1,500,000
L-3 Communications Corp.		7.625%	6/15/12	760,000	778,051
L-3 Communications Corp.		6.375%	10/15/15	4,455,000	4,354,762

					8,573,851

Airlines	1.8%
Continental Airlines Inc.		7.339%	4/19/14	1,455,000	1,294,950
Continental Airlines Inc.		8.388%	11/1/20	699,478	657,509
DAE Aviation Holdings Inc.		11.250%	8/1/15	7,650,000	7,535,250	A
Delta Air Lines Inc.		8.954%	8/10/14	2,022,042	1,870,388	A
United Air Lines Inc.		7.032%	10/1/10	846,622	838,156
United Air Lines Inc.		7.186%	10/1/12	2,426,801	2,402,533

					14,598,786

Auto Components	1.5%
Allison Transmission		11.000%	11/1/15	1,880,000	1,635,600	A
Allison Transmission		11.250%	11/1/15	2,660,000	2,234,400	A,B
Visteon Corp.		8.250%	8/1/10	10,377,000	8,483,198

					12,353,198

Automobiles	2.0%
Ford Motor Co.		7.450%	7/16/31	3,400,000	2,244,000
General Motors Corp.		8.250%	7/15/23	2,000,000	1,400,000
General Motors Corp.		8.375%	7/15/33	17,880,000	12,605,400

					16,249,400

Beverages	0.1%
Constellation Brands Inc.		7.250%	9/1/16	1,100,000	1,069,750

Building Products	1.8%
Associated Materials Inc.		9.750%	4/15/12	2,400,000	2,328,000
Associated Materials Inc.		0.000%	3/1/14	9,565,000	6,528,112	C
Nortek Inc.		8.500%	9/1/14	2,635,000	1,949,900
NTK Holdings Inc.		0.000%	3/1/14	6,875,000	3,334,375	C

					14,140,387

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Chemicals	1.0%
ARCO Chemical Co.		9.800%	2/1/20	$80,000	$67,200
Georgia Gulf Corp.		9.500%	10/15/14	3,400,000	2,626,500
Georgia Gulf Corp.		10.750%	10/15/16	3,630,000	2,377,650
Huntsman International LLC		7.875%	11/15/14	2,120,000	2,247,200
Westlake Chemical Corp.		6.625%	1/15/16	547,000	478,625

					7,797,175

Commercial Services and Supplies	2.2%
Allied Security Escrow Corp.		11.375%	7/15/11	6,820,000	5,865,200
Interface Inc.		10.375%	2/1/10	5,454,000	5,699,430
Interface Inc.		9.500%	2/1/14	200,000	207,000
Rental Service Corp.		9.500%	12/1/14	4,570,000	3,815,950
US Investigations Services Inc.		11.750%	5/1/16	2,140,000	1,594,300	A

					17,181,880

Consumer Finance	2.1%
AmeriCredit Corp.		8.500%	7/1/15	4,305,000	3,142,650
Ford Motor Credit Co.		8.625%	11/1/10	1,310,000	1,141,398
Ford Motor Credit Co.		8.000%	12/15/16	1,865,000	1,459,931
GMAC LLC		6.875%	8/28/12	2,120,000	1,611,052
GMAC LLC		8.000%	11/1/31	13,130,000	9,410,166

					16,765,197

Containers and Packaging	2.3%
Graham Packaging Co. Inc.		8.500%	10/15/12	260,000	234,000
Graham Packaging Co. Inc.		9.875%	10/15/14	3,346,000	2,810,640
Graphic Packaging International Corp.		9.500%	8/15/13	3,835,000	3,681,600
Greif Inc.		6.750%	2/1/17	3,850,000	3,792,250
Plastipak Holdings Inc.		8.500%	12/15/15	2,940,000	2,675,400	A
Rock-Tenn Co.		9.250%	3/15/16	1,470,000	1,521,450	A
Smurfit-Stone Container Enterprises Inc.		8.000%	3/15/17	4,190,000	3,519,600

					18,234,940

Distributors	0.3%
Keystone Automotive Operations Inc.		9.750%	11/1/13	4,220,000	2,363,200

Diversified Consumer Services	0.7%
Education Management LLC		8.750%	6/1/14	3,605,000	3,046,225
Education Management LLC		10.250%	6/1/16	785,000	624,075
Service Corp. International		7.875%	2/1/13	315,000	318,150
Service Corp. International		7.625%	10/1/18	575,000	577,875
Service Corp. International		7.500%	4/1/27	1,560,000	1,326,000

					5,892,325

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services	3.5%
AAC Group Holding Corp.		0.000%	10/1/12	$5,510,000	$4,463,100	C
CCM Merger Inc.		8.000%	8/1/13	3,400,000	2,856,000	A
DI Finance LLC		9.500%	2/15/13	7,180,000	7,341,550
El Paso Performance-Linked		7.750%	7/15/11	155,000	158,478	A
Hexion US Finance Corp/Hexion Nova Scotia Finance ULC		7.565%	11/15/14	1,110,000	1,037,850	D
Leucadia National Corp.		8.125%	9/15/15	2,340,000	2,351,700
Leucadia National Corp.		7.125%	3/15/17	550,000	521,125
LVB Acquisition Merger Sub Inc.		10.375%	10/15/17	780,000	809,250	A,B
LVB Acquisition Merger Sub Inc.		11.625%	10/15/17	1,530,000	1,530,000	A
The Williams Cos. Inc. Credit Linked Certificate Trust		6.489%	5/1/09	470,000	474,700	A,D
TNK-BP Finance SA		7.875%	3/13/18	910,000	840,613	A
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	5,629,000	5,417,912

					27,802,278

Diversified Telecommunication Services	3.3%
Cincinnati Bell Inc.		6.300%	12/1/28	3,160,000	2,528,000
Citizens Communications Co.		7.875%	1/15/27	2,085,000	1,787,887
Citizens Communications Co.		7.050%	10/1/46	380,000	260,300
Hawaiian Telcom Communications Inc.		9.750%	5/1/13	73,000	39,420
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	130,000	46,800
Intelsat Corp.		9.000%	8/15/14	80,000	80,600
Intelsat Corp.		9.000%	6/15/16	725,000	730,438
Level 3 Financing Inc.		9.250%	11/1/14	4,065,000	3,323,137
Level 3 Financing Inc.		6.704%	2/15/15	3,475,000	2,432,500	D
MetroPCS Wireless Inc.		9.250%	11/1/14	1,315,000	1,209,800
Qwest Communications International Inc.		6.565%	2/15/09	240,000	237,600	D
Qwest Communications International Inc.		7.250%	2/15/11	2,652,000	2,545,920
Qwest Communications International Inc.		7.500%	2/15/14	3,262,000	3,066,280
Qwest Corp.		7.500%	10/1/14	2,035,000	1,984,125
Windstream Corp.		8.625%	8/1/16	6,160,000	6,052,200

					26,325,007

Electric Utilities	5.2%
Elwood Energy LLC		8.159%	7/5/26	2,488,475	2,408,379
Energy Future Holdings Corp.		11.250%	11/1/17	30,020,000	29,719,800	A,B
IPALCO Enterprises Inc.		8.625%	11/14/11	240,000	252,600	E
Midwest Generation LLC		8.560%	1/2/16	2,082,827	2,259,867

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities—Continued
Orion Power Holdings Inc.		12.000%	5/1/10	$4,090,000	$4,468,325
Texas Competitive Electrics Holdings Co. LLC		10.500%	11/1/16	2,470,000	2,420,600	A,B

					41,529,571

Energy Equipment and Services	1.4%
Complete Production Services Inc.		8.000%	12/15/16	3,610,000	3,465,600
Gulfmark Offshore Inc.		7.750%	7/15/14	2,300,000	2,334,500
Key Energy Services Inc.		8.375%	12/1/14	3,470,000	3,461,325	A
Pride International Inc.		7.375%	7/15/14	1,975,000	2,054,000

					11,315,425

Food and Staples Retailing	0.4%
Delhaize America Inc.		9.000%	4/15/31	2,588,000	3,114,681

Food Products	0.5%
Dole Food Co. Inc.		7.250%	6/15/10	4,275,000	3,291,750
Dole Food Co. Inc.		8.875%	3/15/11	165,000	133,650
Dole Food Co. Inc.		8.750%	7/15/13	290,000	217,500

					3,642,900

Gas Utilities	0.7%
Suburban Propane Partners LP		6.875%	12/15/13	5,910,000	5,762,250

Health Care Equipment and Supplies	0.3%
Advanced Medical Optics Inc.		7.500%	5/1/17	2,320,000	1,995,200
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	150,000	155,625

					2,150,825

Health Care Providers and Services	4.7%
Community Health Systems Inc.		8.875%	7/15/15	725,000	727,719
DaVita Inc.		7.250%	3/15/15	5,425,000	5,289,375
HCA Inc.		9.000%	12/15/14	56,000	52,005
HCA Inc.		6.375%	1/15/15	2,775,000	2,348,344
HCA Inc.		9.250%	11/15/16	2,730,000	2,832,375
HCA Inc.		9.625%	11/15/16	7,125,000	7,392,187	B
HCA Inc.		7.500%	12/15/23	170,000	133,483
HCA Inc.		7.690%	6/15/25	1,870,000	1,482,061
IASIS Healthcare LLC		8.750%	6/15/14	450,000	447,750
Tenet Healthcare Corp.		6.375%	12/1/11	2,455,000	2,215,638
Tenet Healthcare Corp.		6.500%	6/1/12	3,030,000	2,673,975
Tenet Healthcare Corp.		7.375%	2/1/13	1,365,000	1,218,263

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Health Care Providers and Services—Continued
Tenet Healthcare Corp.		9.875%	7/1/14	$3,185,000	$3,081,487
Tenet Healthcare Corp.		9.250%	2/1/15	870,000	813,450
U.S. Oncology Holdings Inc.		7.949%	3/15/12	6,485,000	4,993,450	B,D
Universal Hospital Services Inc.		8.288%	6/1/15	940,000	836,600	D
Universal Hospital Services Inc.		8.500%	6/1/15	1,135,000	1,135,000	B

					37,673,162

Hotels, Restaurants and Leisure	4.6%
Boyd Gaming Corp.		6.750%	4/15/14	690,000	565,800
Buffets Inc.		12.500%	11/1/14	4,105,000	123,150	F
Caesars Entertainment Inc.		8.125%	5/15/11	165,000	138,600
Denny’s Holdings Inc.		10.000%	10/1/12	1,710,000	1,573,200
El Pollo Loco Inc.		11.750%	11/15/13	2,521,000	2,432,765
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.		10.250%	6/15/15	1,945,000	1,371,225	A
Harrah’s Operating Co. Inc.		10.750%	2/1/16	1,800,000	1,516,500	A
Herbst Gaming Inc.		7.000%	11/15/14	190,000	34,675	G
Indianapolis Downs LLC and Capital Corp.		11.000%	11/1/12	2,720,000	2,366,400	A
Indianapolis Downs LLC and Capital Corp.		15.500%	11/1/13	2,750,000	2,612,500	A,B
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	5,690,000	5,519,300
Mandalay Resort Group		9.375%	2/15/10	58,000	59,740
MGM MIRAGE		8.500%	9/15/10	85,000	87,763
MGM MIRAGE		8.375%	2/1/11	1,750,000	1,754,375
MGM MIRAGE		6.750%	9/1/12	125,000	115,937
MGM MIRAGE		7.500%	6/1/16	1,850,000	1,665,000
MGM MIRAGE		7.625%	1/15/17	950,000	864,500
Quapaw Downstream Development		12.000%	10/15/15	1,490,000	1,177,100	A
Sbarro Inc.		10.375%	2/1/15	2,895,000	2,402,850
Snoqualmie Entertainment Authority		6.936%	2/1/14	3,075,000	2,506,125	A,D
Station Casinos Inc.		6.000%	4/1/12	530,000	434,600
Station Casinos Inc.		7.750%	8/15/16	2,910,000	2,342,550
Station Casinos Inc.		6.625%	3/15/18	1,155,000	641,025
The Choctaw Resort Development Enterprise		7.250%	11/15/19	331,000	287,970	A
Turning Stone Casino Resort Enterprise		9.125%	9/15/14	995,000	950,225	A
Wynn Las Vegas LLC		6.625%	12/1/14	3,750,000	3,609,375	A

					37,153,250

Household Durables	1.6%
American Greetings Corp.		7.375%	6/1/16	260,000	258,050
Jarden Corp.		7.500%	5/1/17	3,335,000	2,918,125

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Household Durables—Continued
K Hovnanian Enterprises Inc.		6.500%	1/15/14	$490,000	$330,750
K Hovnanian Enterprises Inc.		6.250%	1/15/16	1,190,000	803,250
K Hovnanian Enterprises Inc.		7.500%	5/15/16	1,080,000	750,600
Norcraft Cos.		9.000%	11/1/11	6,100,000	6,145,750
Norcraft Holdings LP		0.000%	9/1/12	2,090,000	1,828,750	C

					13,035,275

Household Products	0.2%
Visant Holding Corp.		8.750%	12/1/13	1,395,000	1,304,325

Independent Power Producers and Energy Traders	4.4%
Dynegy Holdings Inc.		7.750%	6/1/19	4,870,000	4,553,450
Edison Mission Energy		7.750%	6/15/16	2,190,000	2,255,700
Edison Mission Energy		7.200%	5/15/19	1,410,000	1,392,375
Edison Mission Energy		7.625%	5/15/27	2,595,000	2,439,300
Mirant Mid Atlantic LLC		9.125%	6/30/17	2,231,847	2,468,981
Mirant Mid Atlantic LLC		10.060%	12/30/28	604,063	694,672
Mirant North America LLC		7.375%	12/31/13	1,735,000	1,752,350
NRG Energy Inc.		7.250%	2/1/14	860,000	849,250
NRG Energy Inc.		7.375%	2/1/16	7,180,000	7,036,400
NRG Energy Inc.		7.375%	1/15/17	3,045,000	2,961,262
The AES Corp.		9.375%	9/15/10	200,000	211,500
The AES Corp.		8.750%	5/15/13	1,152,000	1,198,080	A
The AES Corp.		7.750%	3/1/14	395,000	397,469
The AES Corp.		7.750%	10/15/15	435,000	438,262
The AES Corp.		8.000%	10/15/17	6,810,000	6,895,125

					35,544,176

IT Services	1.7%
Ceridian Corp.		12.250%	11/15/15	2,100,000	1,753,500	A,B
First Data Corp.		9.875%	9/24/15	5,460,000	4,490,850	A
SunGard Data Systems Inc.		9.125%	8/15/13	430,000	434,300
SunGard Data Systems Inc.		10.250%	8/15/15	7,155,000	7,190,775

					13,869,425

Machinery	0.3%
American Railcar Industries Inc.		7.500%	3/1/14	1,250,000	1,100,000
Terex Corp.		7.375%	1/15/14	1,400,000	1,386,000

					2,486,000

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Media	7.4%
Affinion Group Inc.		10.125%	10/15/13	$2,825,000	$2,807,344
Affinion Group Inc.		11.500%	10/15/15	3,455,000	3,334,075
Cablevision Systems Corp.		8.000%	4/15/12	1,100,000	1,069,750
CCH I Holdings LLC		11.750%	5/15/14	1,655,000	835,775
CCH I Holdings LLC		12.125%	1/15/15	1,620,000	826,200
CCH I Holdings LLC		11.000%	10/1/15	15,364,000	10,677,980
CCH II Holdings LLC		10.250%	9/15/10	1,075,000	978,250
CCH II Holdings LLC		10.250%	10/1/13	35,000	30,013
Charter Communications Holdings LLC		11.750%	5/15/11	980,000	589,225
Charter Communications Holdings LLC		12.125%	1/15/12	1,185,000	702,112
Charter Communications Operating LLC		10.875%	9/15/14	5,420,000	5,338,700	A
CMP Susquehanna Corp.		9.875%	5/15/14	2,445,000	1,687,050
CSC Holdings Inc.		8.125%	7/15/09	325,000	328,250
CSC Holdings Inc.		8.125%	8/15/09	475,000	479,750
CSC Holdings Inc.		6.750%	4/15/12	4,030,000	3,888,950
Dex Media Inc.		0.000%	11/15/13	275,000	198,000	C
Dex Media Inc.		0.000%	11/15/13	145,000	104,400	C
Dex Media West LLC		9.875%	8/15/13	105,000	91,350
DirecTV Holdings LLC		8.375%	3/15/13	3,160,000	3,203,450
EchoStar DBS Corp.		7.000%	10/1/13	1,440,000	1,357,200
Idearc Inc.		8.000%	11/15/16	7,835,000	5,073,162
ION Media Networks Inc.		7.508%	1/15/12	1,760,000	1,425,600	A,D
ION Media Networks Inc.		11.000%	7/31/13	500	139	H
R.H. Donnelley Corp.		6.875%	1/15/13	5,305,000	3,236,050
R.H. Donnelley Corp.		6.875%	1/15/13	3,120,000	1,903,200
TL Acquisitions Inc.		10.500%	1/15/15	3,545,000	3,048,700	A
TL Acquisitions Inc.		0.000%	7/15/15	3,145,000	2,248,675	A,C
Tube City IMS Corp.		9.750%	2/1/15	4,575,000	4,026,000

					59,489,350

Metals and Mining	3.6%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	10,170,000	10,792,912
Metals USA Holdings Corp.		10.729%	7/1/12	2,615,000	1,948,175	B,D
Metals USA Inc.		11.125%	12/1/15	5,260,000	5,154,800
Noranda Aluminium Acquisition Corp.		8.738%	5/15/15	940,000	737,900	A,B,D
Noranda Aluminium Holding Corp.		10.488%	11/15/14	2,560,000	1,881,600	A,B,D
Ryerson Inc.		12.000%	11/1/15	6,725,000	6,355,125	A
Steel Dynamics Inc.		7.375%	11/1/12	1,575,000	1,590,750	A

					28,461,262

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued
Multiline Retail	1.7%
Dollar General Corp.		11.875%	7/15/17	$5,830,000	$5,101,250	B
The Neiman-Marcus Group Inc.		10.375%	10/15/15	6,675,000	6,675,000
The Neiman-Marcus Group Inc.		7.125%	6/1/28	2,010,000	1,758,750

					13,535,000

Oil, Gas and Consumable Fuels	9.1%
ANR Pipeline Inc.		9.625%	11/1/21	1,364,000	1,829,389
Belden and Blake Corp.		8.750%	7/15/12	10,440,000	10,466,100
Chesapeake Energy Corp.		7.500%	6/15/14	370,000	379,250
Chesapeake Energy Corp.		6.375%	6/15/15	2,065,000	2,003,050
Chesapeake Energy Corp.		6.625%	1/15/16	250,000	245,000
Chesapeake Energy Corp.		6.500%	8/15/17	2,525,000	2,436,625
Chesapeake Energy Corp.		6.250%	1/15/18	2,515,000	2,401,825
Colorado Interstate Gas Co.		6.800%	11/15/15	1,175,000	1,211,433
El Paso Corp.		7.750%	6/15/10	1,568,000	1,633,944
El Paso Corp.		7.875%	6/15/12	350,000	365,851
El Paso Corp.		7.800%	8/1/31	5,790,000	5,944,819
El Paso Corp.		7.750%	1/15/32	205,000	210,542
El Paso Natural Gas Co.		8.375%	6/15/32	1,600,000	1,817,104
Enterprise Products Operating LP		8.375%	8/1/66	3,640,000	3,543,030	C
Exco Resources Inc.		7.250%	1/15/11	4,048,000	3,936,680
Forbes Energy Services		11.000%	2/15/15	740,000	725,200	A
International Coal Group Inc.		10.250%	7/15/14	3,120,000	2,987,400
Mariner Energy Inc.		7.500%	4/15/13	1,210,000	1,161,600
Mariner Energy Inc.		8.000%	5/15/17	1,405,000	1,341,775
Northwest Pipelines Corp.		7.000%	6/15/16	155,000	164,688
Overseas Shipholding Group		8.250%	3/15/13	2,020,000	2,027,575
Parallel Petroleum Corp.		10.250%	8/1/14	1,895,000	1,814,462
Parker Drilling Co.		9.625%	10/1/13	673,000	708,332
Petrohawk Energy Corp.		9.125%	7/15/13	1,970,000	2,024,175
SemGroup LP		8.750%	11/15/15	4,340,000	3,971,100	A
Sonat Inc.		7.625%	7/15/11	95,000	98,191
Southwestern Energy Co.		7.500%	2/1/18	2,310,000	2,390,850	A
Stone Energy Corp.		8.250%	12/15/11	795,000	787,050
Stone Energy Corp.		6.750%	12/15/14	1,635,000	1,487,850
The Williams Cos. Inc.		7.500%	1/15/31	970,000	1,011,225
The Williams Cos. Inc.		8.750%	3/15/32	2,559,000	2,955,645
Transcontinental Gas Pipe Line Corp.		8.875%	7/15/12	1,060,000	1,205,750
VeraSun Energy Corp.		9.375%	6/1/17	4,205,000	2,880,425	A
W&T Offshore Inc.		8.250%	6/15/14	2,380,000	2,207,450	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Whiting Petroleum Corp.		7.250%	5/1/12	$195,000	$192,563
Whiting Petroleum Corp.		7.000%	2/1/14	2,350,000	2,326,500

					72,894,448

Paper and Forest Products	1.6%
Abitibi-Consolidated Finance		7.875%	8/1/09	420,000	352,800
Appleton Papers Inc.		8.125%	6/15/11	650,000	625,625
Appleton Papers Inc.		9.750%	6/15/14	4,025,000	3,813,687
NewPage Holding Corp.		9.489%	5/1/12	7,115,000	7,043,850	D
NewPage Holding Corp.		11.818%	11/1/13	1,440,000	1,209,600	B,D

					13,045,562

Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	9,460,000	11,825	F,I

Real Estate Investment Trusts	0.3%
Ventas Inc.		8.750%	5/1/09	866,000	878,990
Ventas Inc.		9.000%	5/1/12	762,000	802,005
Ventas Inc.		6.750%	4/1/17	910,000	889,525

					2,570,520

Real Estate Management and Development	0.8%
Ashton Woods USA LLC		9.500%	10/1/15	2,160,000	1,155,600
Forest City Enterprises Inc.		7.625%	6/1/15	465,000	441,750
Forest City Enterprises Inc.		6.500%	2/1/17	160,000	144,000
Realogy Corp.		10.500%	4/15/14	880,000	591,800
Realogy Corp.		11.000%	4/15/14	2,830,000	1,613,100	B
Realogy Corp.		12.375%	4/15/15	4,705,000	2,093,725

					6,039,975

Road and Rail	2.1%
Hertz Corp.		8.875%	1/1/14	3,025,000	2,866,187
Hertz Corp.		10.500%	1/1/16	7,855,000	7,354,244
Kansas City Southern Railway		7.500%	6/15/09	2,675,000	2,715,125
Saint Acquisition Corp.		10.815%	5/15/15	5,695,000	2,263,763	A,D
Saint Acquisition Corp.		12.500%	5/15/17	3,440,000	1,401,800	A

					16,601,119

Semiconductors and Semiconductor Equipment	0.1%
Freescale Semiconductor Inc.		8.875%	12/15/14	1,095,000	856,838

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Software	0.3%
Activant Solutions Inc.		9.500%	5/1/16	$3,030,000	$2,545,200

Specialty Retail	0.9%
AutoNation Inc.		6.258%	4/15/13	2,010,000	1,648,200	D
Blockbuster Inc.		9.000%	9/1/12	2,500,000	2,037,500
Eye Care Centers of America Inc.		10.750%	2/15/15	560,000	571,200
Michaels Stores Inc.		10.000%	11/1/14	2,170,000	1,898,750
Michaels Stores Inc.		11.375%	11/1/16	1,420,000	1,114,700

					7,270,350

Textiles, Apparel and Luxury Goods	0.3%
Oxford Industries Inc.		8.875%	6/1/11	1,644,000	1,561,800
Simmons Co.		0.000%	12/15/14	635,000	409,575	C

					1,971,375

Thrifts and Mortgage Finance	0.6%
Countrywide Financial Corp.		0.758%	4/15/37	1,315,000	1,163,775	D,H
Residential Capital LLC		7.828%	4/17/09	2,135,000	789,950	A,D
Residential Capital LLC		8.375%	6/30/10	1,980,000	994,950
Residential Capital LLC		8.000%	2/22/11	3,470,000	1,700,300	E

					4,648,975

Tobacco	0.8%
Alliance One International Inc.		8.500%	5/15/12	1,990,000	1,870,600
Alliance One International Inc.		11.000%	5/15/12	2,950,000	2,994,250
Reynolds American Inc.		6.500%	7/15/10	1,330,000	1,356,600

					6,221,450

Trading Companies and Distributors	1.5%
Ashtead Capital Inc.		9.000%	8/15/16	3,451,000	2,795,310	A
H&E Equipment Services Inc.		8.375%	7/15/16	5,140,000	4,240,500
Penhall International Corp.		12.000%	8/1/14	6,305,000	5,327,725	A

					12,363,535

Transportation Infrastructure	0.7%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	3,775,000	3,859,938	B
Hawker Beechcraft Acquisition Co.		9.750%	4/1/17	1,505,000	1,497,475

					5,357,413

Wireless Telecommunication Services	0.9%
ALLTEL Communications Inc.		10.375%	12/1/17	2,570,000	2,120,250	A,B
iPCS Inc.		5.364%	5/1/13	1,175,000	904,750	D

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services—Continued
Rural Cellular Corp.		9.875%	2/1/10	$1,575,000	$1,618,313
Rural Cellular Corp.		6.076%	6/1/13	2,685,000	2,685,000	D

					7,328,313

Total Corporate Bonds and Notes (Cost—$741,620,624)					659,141,149
Mortgage-Backed Securities	N.M.

Fixed Rate Securities	N.M.
Ocwen Residential Mortgage Corp. 1998-R1		7.000%	10/25/40	191,923	5,757	I

Variable Rate SecuritiesJ	N.M.
BlackRock Capital Finance LP 1996-R1		9.587%	9/25/26	748,400	336,779

Total Mortgage-Backed Securities (Cost—$716,827)					342,536
Yankee BondsK	10.7%

Biotechnology	N.M.
FMC Finance III SA		6.875%	7/15/17	10,000	10,000

Chemicals	0.7%
Methanex Corp.		8.750%	8/15/12	2,507,000	2,688,757
Montell Finance Co. BV		8.100%	3/15/27	4,995,000	3,321,675	A

					6,010,432

Commercial Banks	0.5%
ATF Capital BV		9.250%	2/21/14	1,105,000	1,092,403	A
TuranAlem Finance BV		8.250%	1/22/37	1,720,000	1,348,996	A
TuranAlem Finance BV		8.250%	1/22/37	1,585,000	1,251,041	A

					3,692,440

Containers and Packaging	0.2%
Smurfit Capital Funding PLC		7.500%	11/20/25	2,225,000	1,958,000

Diversified Financial Services	0.8%
Basell AF SCA		8.375%	8/15/15	2,595,000	1,894,350	A
Petroplus Finance Ltd.		6.750%	5/1/14	1,110,000	1,012,875	A
Petroplus Finance Ltd.		7.000%	5/1/17	2,065,000	1,843,012	A
TNK-BP Finance SA		7.875%	3/13/18	1,904,000	1,761,200	A

					6,511,437

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services	2.7%
Intelsat Bermuda Ltd.		9.250%	6/15/16	$2,605,000	$2,624,537
Intelsat Bermuda Ltd.		11.250%	6/15/16	7,265,000	7,364,894
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	4,305,000	4,175,850	A
NTL Cable PLC		9.125%	8/15/16	6,910,000	6,184,450
Wind Acquisition Finance SA		10.750%	12/1/15	1,100,000	1,122,000	A

					21,471,731

Energy Equipment and Services	0.2%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	1,950,000	1,979,250

Foreign Government	0.1%
Russian Federation		7.500%	3/31/30	869,497	1,001,226	A

Independent Power Producers and Energy Traders	0.2%
AES China Generating Co. Ltd.		8.250%	6/26/10	1,562,000	1,475,164

Media	0.5%
Sun Media Corp.		7.625%	2/15/13	3,880,000	3,666,600

Metals and Mining	0.6%
Novelis Inc.		7.250%	2/15/15	5,125,000	4,535,625

Oil, Gas and Consumable Fuels	0.8%
Corral Finans AB		5.758%	4/15/10	2,248,952	1,709,204	A,B,D
OPTI Canada Inc.		7.875%	12/15/14	30,000	29,325
OPTI Canada Inc.		8.250%	12/15/14	2,645,000	2,618,550
Teekay Shipping Corp.		8.875%	7/15/11	1,662,000	1,757,565

					6,114,644

Paper and Forest Products	1.6%
Abitibi-Consolidated Co. of Canada		5.250%	6/20/08	1,130,000	1,130,000
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	4,340,000	4,437,650	A
Abitibi-Consolidated Co. of Canada		8.375%	4/1/15	400,000	206,000
Abitibi-Consolidated Inc.		6.950%	4/1/08	4,380,000	4,380,000
Abitibi-Consolidated Inc.		8.550%	8/1/10	1,800,000	1,035,000
Abitibi-Consolidated Inc.		7.750%	6/15/11	1,230,000	664,200
Abitibi-Consolidated Inc.		7.400%	4/1/18	2,885,000	1,269,400

					13,122,250

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Road and Rail	0.7%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	$2,120,000		$2,188,900
Grupo Transportacion Ferroviaria Mexicana SA de CV		7.625%	12/1/13	1,915,000		1,800,100
Grupo Transportacion Ferroviaria Mexicana SA de CV		7.375%	3/1/14	1,380,000		1,273,050	A

						5,262,050

Semiconductors and Semiconductor Equipment	0.4%
NXP BV/NXP Funding LLC		7.008%	10/15/13	970,000		800,250	D
NXP BV/NXP Funding LLC		7.875%	10/15/14	1,165,000		1,065,975
NXP BV/NXP Funding LLC		9.500%	10/15/15	1,330,000		1,093,925

						2,960,150

Wireless Telecommunication Services	0.7%
True Move Co. Ltd.		10.750%	12/16/13	5,505,000		5,174,700	A
True Move Co. Ltd.		10.750%	12/16/13	865,000		816,896	A

						5,991,596

Total Yankee Bonds (Cost—$94,436,515)						85,762,595
Preferred Stocks	1.1%
Bank of America Corp.		7.250%		5,400	shs	5,578,200	G
Citigroup Inc.		6.500%		63,000		2,976,750	G
ION Media Networks Inc.		12.000%		7		18,200

Total Preferred Stocks (Cost—$8,658,029)						8,573,150
Warrants	N.M.
Next Generation Network Inc.				2,783	wts	—	H,K

Total Warrants (Cost—$28)						—
Loan Participations and AssignmentsD	1.5%

Auto Components	0.5%
Allison Transmission Inc., Term Loan, Tranche B		5.740 to 5.750%	6/10/08	$4,239,375		3,710,966

Containers and Packaging	0.4%
Berry Plastics Holding Corp., Term Loan		11.646%	4/7/08	4,542,400		3,260,549

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Diversified Telecommunication Services	0.4%
Wind Acquisition Holdings Finance SA, PIK Loan		0.000%	12/21/11	$4,000,000	$3,450,000	M

Independent Power Producers and Energy Traders	0.2%
Dynegy Holdings Inc., Term Loan		4.204%	4/30/08	1,203,515	1,105,730
Dynegy Holdings Inc., Term Loan, Tranche		4.683%	4/7/08	794,494	729,941	B

					1,835,671

Total Loan Participations and Assignments (Cost—$13,816,540)					12,257,186

Total Long-Term Securities (Cost—$859,248,563)					766,076,616
Short-Term Securities	2.0%

Foreign Government Obligations	0.8%
Egypt Treasury Bills		0.000%	11/4/08	18,250,000	3,218,390	M
Egypt Treasury Bills		0.000%	11/11/08	17,725,000	3,083,108	M

					6,301,498

Repurchase Agreement	1.2%
Lehman Brothers Inc. 2.25%, dated 3/31/08, to be repurchased at $9,390,587 on 4/1/08 (Collateral: $9,640,000 Fannie Mae zero-coupon bond, due 7/15/08, value $9,577,822)				9,390,000	9,390,000

Total Short-Term Securities (Cost—$15,692,839)					15,691,498
Total Investments (Cost—$874,941,402)N	97.7%				781,768,114
Other Assets Less Liabilities	2.3%				18,334,784

Net Assets	100.0%				$800,102,898

N.M. Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 20.99% of net assets.

B	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2008.

E	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.

Annual Report to Shareholders

F	Bond is in default as of March 31, 2008.
G	Subsequent to March 31, 2008 the bond is in default.
H	Convertible Security – Security may be converted into the issuer’s common stock.
I	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for these securities was $17,582.
J	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
K	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
L	Non-income producing.
M	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
N	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,179,715
Gross unrealized depreciation	(98,053,121)

Net unrealized depreciation	$(93,873,406)

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset High Yield Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$859,248,563)		$766,076,616
Short-term securities at value (Cost—$15,692,839)		15,691,498
Interest receivable		21,958,692
Receivable for securities sold		6,941,696
Receivable for fund shares sold		179,548
Other assets		900,000

Total assets		811,748,050

Liabilities:
Payable for securities purchased	$10,033,438
Accrued management fee	395,145
Swap contracts at value	849,760
Cash overdraft	177,237
Payable for fund shares repurchased	87,315
Accrued expenses	102,257

Total liabilities		11,645,152

Net Assets		$800,102,898

Net assets consist of:
Accumulated paid-in-capital		$894,503,961
Undistributed net investment income		19,427,792
Accumulated net realized loss on investments and swaps		(19,802,038)
Net unrealized depreciation on investments and swaps		(94,026,817)

Net Assets		$800,102,898

Net Asset Value Per Share:
Institutional Class (85,999,748 shares outstanding)		$9.30

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset High Yield Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest		$81,239,280
Expenses:
Management fees	5,035,782
Audit and legal fees	89,716
Custodian fees	110,697
Directors’ fees and expenses	24,190
Registration fees	27,687
Reports to shareholders	9,437
Transfer agent and shareholder servicing expense:
Institutional Class	15,237
Other expenses	50,412

	5,363,158
Less: Compensating balance credits	(60,278)

Net expenses		5,302,880

Net Investment Income		75,936,400
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(17,778,987)
Swaps	345,171

		(17,433,816)
Change in unrealized appreciation/(depreciation) of investments and swaps:
		(113,737,089)

Net Realized and Unrealized Loss on Investments		(131,170,905)

Change in Net Assets Resulting From Operations		$(55,234,505)

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset High Yield Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$75,936,400	$53,017,362

Net realized gain/(loss)	(17,433,816)	4,211,652

Change in unrealized appreciation/(depreciation)	(113,737,089)	21,006,214

Change in net assets resulting from operations	(55,234,505)	78,235,228

Distributions to shareholders from:
Net investment income:
Institutional Class	(73,407,062)	(48,140,250)

Net realized gain on investments:
Institutional Class	(5,888,441)	(130,587)

Change in net assets from fund share transactions:
Institutional Class	55,309,962	252,440,140

Change in net assets	(79,220,046)	282,404,531

Net Assets:
Beginning of year	$879,322,944	$596,918,413

End of year	$800,102,898	$879,322,944

Undistributed net investment income	$19,427,792	$16,590,204

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset High Yield Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$10.75		$10.34		$10.49		$10.28		$9.56

Investment operations:
Net investment income	.83	A	.80	A	.76	B	.61	B	.78	B
Net realized and unrealized gain/(loss)	(1.41)		.39		(.05)		.17		.89

Total from investment operations	(.58)		1.19		.71		.78		1.67

Distributions from:
Net investment income	(.80)		(.78)		(.73)		(.57)		(.95)
Net realized gain on investments	(.07)		—	C	(.13)		—		—

Total distributions	(.87)		(.78)		(.86)		(.57)		(.95)

Net asset value, end of year	$9.30		$10.75		$10.34		$10.49		$10.28

Total return	(5.88)%		12.14%		7.30%		7.81%		18.27%

Ratios to Average Net Assets:D
Total expenses	.59%		.61%		.62%		.62%		.67%
Expenses net of waivers, if any	.59%		.61%		.62%		.62%		.58%
Expenses net of all reductions	.58%		.61%		.62%		.62%		.58%
Net investment income	8.3%		7.8%		7.8%		7.0%		7.9%

Supplemental Data:
Portfolio turnover rate	59.1%		63.6%		147.2%		121.0%		116.0%
Net assets, end of year (in thousands)	$800,103		$879,323		$596,918		$414,417		$189,458

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C	Amount less than $.01 per share.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Inflation Indexed Plus Bond Portfolio

The average annual total returns for the Western Asset Inflation Indexed Plus Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08		Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Western Asset Inflation Indexed Plus Bond Portfolio:
Institutional Class	+4.66%	+12.77%	+6.60%	+6.66%	+7.80%
Financial Intermediary Class	+4.54%	N/A	N/A	N/A	+14.29%	B
Lehman U.S. Treasury Inflation Notes IndexC	+4.43%	+12.21%	+6.60%	+4.80%	+5.83%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Institutional and Financial Intermediary Classes were 0.29% and 0.54%, respectively. Gross expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007 indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution fees (if any) and other expenses.

The net expense ratios for the Institutional and Financial Intermediary Classes were 0.25%, and 0.50%, respectively. Net expenses are the Fund’s total annual operating expenses for the share classes for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses to 0.25% with respect to the Institutional Class and 0.50% with respect to the Financial Intermediary Class of the Fund’s average daily net assets attributable to each share class. The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Financial Intermediary Class’s Distribution Plan to 0.25% of average net assets. Pursuant to the Distribution Plan for Financial Intermediary Class shares, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

A

The Fund’s Institutional Class inception date is March 1, 2001. The Fund’s Financial Intermediary Class inception date is June 28, 2007. Since-inception index returns are for periods beginning February 28, 2001. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	Performance for periods less than one year are not annualized.
C	An unmanaged index consisting of all inflation-protected securities issued by the U.S. Treasury.

Annual Report to Shareholders

A year ago, the Federal Reserve Board’s (Fed)D predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted spread (TED) E, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)F in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was positive for the 12-month period ended March 31, 2008. The Fund’s Institutional Class’s total return of +12.77% outperformed the Lehman U.S. Treasury Inflation Notes Index’s return of +12.21%. Treasury Inflation-Protected Securities (TIPS) outperformed nearly every other asset class, driven by a major flight to safety in the wake of the financial turmoil. TIPS further benefited from soaring commodity prices and aggressive easing by the Federal Reserve. The Fund’s diversification away from TIPS and into mortgage-backed securities as well as the credit sector had a negative impact on returns. These sectors were severely impacted by rising financial tensions and were a significant drag on the Fund’s performance.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fund’s share price. The Fund is subject to the additional risks associated with Inflation-Indexed Securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

D

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

E	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
F	100 basis points (bps) = 1%

N/A – Not applicable

Annual Report to Shareholders

Expense Example

Western Asset Inflation Indexed Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/01/07 to 03/31/08
Inflation Indexed Plus Bond Portfolio:
Institutional Class
Actual	$1,000.00	$1,092.30	$1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.75	1.27
Inflation Indexed Plus Bond Portfolio:
Financial Intermediary Class
Actual	$1,000.00	$1,090.40	$2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.59	2.43

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.25% and 0.48% for the Institutional and Financial Intermediary Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366 .

Annual Report to Shareholders

Performance Information

Western Asset Inflation Indexed Plus Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Since-inception index returns are for periods beginning February 28, 2007.

Annual Report to Shareholders

Performance Information—Continued

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

B	Since-inception index returns are for periods beginning June 30, 2007.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2008)C

Standard & Poor’s Debt RatingsD

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

D	Source: Standard & Poor's.
E	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Inflation Indexed Plus Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Long-Term Securities	98.7%

Corporate Bonds and Notes	2.5%

Consumer Finance	0.5%
SLM Corp.		5.361%	2/1/10	$1,600,000	$1,296,000	A
SLM Corp.		5.375%	1/15/13	2,775,000	2,126,677
SLM Corp.		5.375%	5/15/14	1,580,000	1,185,742

					4,608,419

Diversified Financial Services	1.0%
Bank of America Corp.		8.000%	12/29/49	3,550,000	3,554,260	B
J.P. Morgan and Co. Inc.		5.886%	2/15/12	2,690,000	2,767,580	A
TNK-BP Finance SA		7.875%	3/13/18	2,350,000	2,170,812	C

					8,492,652

Electric Utilities	0.5%
Energy Future Holdings Corp.		10.875%	11/1/17	20,000	20,200	C
Energy Future Holdings Corp.		11.250%	11/1/17	3,830,000	3,791,700	C,D

					3,811,900

Oil, Gas and Consumable Fuels	0.3%
The Williams Cos. Inc.		8.750%	3/15/32	1,900,000	2,194,500

Thrifts and Mortgage Finance	0.2%
Residential Capital LLC		8.000%	2/22/11	3,500,000	1,715,000	E

Total Corporate Bonds and Notes (Cost—$23,145,416)					20,822,471
Asset-Backed Securities	0.2%

Fixed Rate Securities	0.1%
Bayview Financial Acquisition Trust 2007-A 1A1		6.129%	5/28/37	974, 485	978,018

Indexed SecuritiesA	0.1%
Bear Stearns Asset Backed Securities Inc. 2003-ABF1		2.969%	2/25/34	181,278	162,790
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		3.339%	10/25/32	138,805	117,612
Countrywide Asset-Backed Certificates 2002-1		3.159%	8/25/32	41,019	37,199
EMC Mortgage Loan Trust 2003-B		3.149%	11/25/41	482, 970	466,573	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
GSRPM Mortgage Loan Trust 2003-2		3.299%	6/25/33	$265,334	$260,909
Residential Asset Mortgage Products Inc. 2003-RS2		3.279%	3/25/33	43,174	32,973

					1,078,056

Total Asset-Backed Securities (Cost—$2,078,828)					2,056,074
Mortgage-Backed Securities	0.2%

Indexed SecuritiesA	0.2%
Credit Suisse First Boston Mortgage Securities Corp. 2001-28		3.249%	11/25/31	654,748	612,842
Crusade Global Trust 2003-2		2.954%	9/18/34	666,857	665,971	F
Sequoia Mortgage Trust 2004-4 A		5.339%	5/20/34	118,611	112,222

Total Mortgage-Backed Securities (Cost—$1,409,010)					1,391,035
U.S. Government and Agency Obligations	85.3%

Treasury Inflation-Protected SecuritiesG	85.3%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	51,200,359	52,396,348	H
United States Treasury Inflation-Protected Security		3.500%	1/15/11	40,700,919	45,009,477
United States Treasury Inflation-Protected Security		2.375%	4/15/11	28,751,091	30,889,454	H
United States Treasury Inflation-Protected Security		3.000%	7/15/12	38,899,069	43,597,338	H
United States Treasury Inflation-Protected Security		1.875%	7/15/13	36,230,808	39,078,332	H
United States Treasury Inflation-Protected Security		2.000%	1/15/14	32,232,602	34,911,937	H
United States Treasury Inflation-Protected Security		1.625%	1/15/15	80,872,606	85,781,816	H
United States Treasury Inflation-Protected Security		1.875%	7/15/15	32,840,300	35,449,561	H
United States Treasury Inflation-Protected Security		2.000%	1/15/16	59,259,381	64,254,769	H
United States Treasury Inflation-Protected Security		2.625%	7/15/17	24,438,960	27,848,952	H

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		1.625%	1/15/18	$38,714,382	$40,653,121	H
United States Treasury Inflation-Protected Security		2.000%	1/15/26	80,887,513	83,390,011	H
United States Treasury Inflation-Protected Security		1.750%	1/15/28	24,590,634	24,377,384	H
United States Treasury Inflation-Protected Security		3.625%	4/15/28	39,132,452	50,743,793	H
United States Treasury Inflation-Protected Security		3.875%	4/15/29	46,935,362	63,447,083	H

Total U.S. Government and Agency Obligations (Cost—$681,006,725)					721,829,376
U.S. Government Agency Mortgage- Backed Securities	5.5%

Fixed Rate Securities	5.5%
Fannie Mae		6.000%	11/1/37	257,581	264,100
Fannie Mae		5.000%	12/1/38	46,800,000	46,310,835	I
Freddie Mac		6.000%	12/1/37	94,745	97,244

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$45,653,112)					46,672,179
Yankee BondsF	1.2%

Commercial Banks	0.6%
Glitnir Banki Hf		6.693%	6/15/16	1,760,000	1,418,585	B,C
Kaupthing Bank Hf		7.125%	5/19/16	2,940,000	1,983,806	C
RSHB Capital SA		6.299%	5/15/17	1,500,000	1,389,375	C

					4,791,766

Foreign Government	0.4%
Russian Federation		7.500%	3/31/30	3,337,290	3,842,889	C

Metals and Mining	0.2%
Vale Overseas Ltd.		6.875%	11/21/36	1,463,000	1,427,471	H

Total Yankee Bonds (Cost—$11,260,921)					10,062,126

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Foreign Government Obligations	3.0%
Brazil Notas do Tesouro Nacional Serie B		6.000%	5/15/17	3,575,000	BRL	$3,158,132	J
Canadian Real Return Bond		3.000%	12/1/36	960,747	CAD	1,233,310	J
France Government Bond OAT		3.150%	7/25/32	9,316,551	EUR	17,337,615	J
Kingdom of Sweden Inflation-Protected Notes		3.500%	12/1/28	14,480,000	SEK	3,671,656	J

Total Foreign Government Obligations (Cost—$22,708,545)						25,400,713
Preferred Stocks	0.8%
Citigroup Inc.		8.125%		299,000	shs	7,187,960	H

Total Preferred Stocks (Cost—$7,475,000)
Total Long-Term Securities (Cost—$794,737,557)						835,421,934
Investment of Collateral From Securities Lending	22.0%
State Street Navigator Securities Lending Prime Portfolio				186,060,833	shs	186,060,833

Total Investment of Collateral From Securities Lending (Cost—$186,060,833)						186,060,833
Short-Term Securities	6.1%

Repurchase Agreement	6.1%
Lehman Brothers Inc. 2.25%, dated 3/31/08, to be repurchased at $51,975,248 on 4/1/08 (Collateral: $145,745,000 Resolution Funding Corporation principal-only securities, due 1/15/30, value $53,011,829)				$51,972,000		51,972,000

Total Short-Term Securities (Cost—$51,972,000)						51,972,000
Total Investments (Cost—$1,032,770,390)K	126.8%					1,073,454,767
Obligation to Return Collateral from Securities Lending	(22.0)%					(186,060,833)
Other Assets Less Liabilities	(4.8)%					(40,763,564)

Net Assets	100.0%					$846,630,370

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedL
LIBOR Futures	September 2008	200	$(6,326)
U.S. Treasury Note Futures	June 2008	462	642,299

			$635,973

Futures Contracts WrittenL
U.S. Treasury Bond Futures	June 2008	24	$11,505

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2008.

B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.78% of net assets.

D	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
E	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
F	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
G

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

H	All or a portion of this security is on loan.
I	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
J

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

K	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,988,991
Gross unrealized depreciation	(5,154,911)

Net unrealized appreciation	$39,834,080

L	Futures are described in more detail in the notes to financial statements.
†Securities	are denominated in U.S. Dollars, unless otherwise noted.

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

SEK—Swedish Krona

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Inflation Indexed Plus Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$980,798,390)		$1,021,482,767	A
Short-term securities at value (Cost—$51,972,000)		51,972,000
Cash		1,835
Foreign currency at value (Cost—$3,085,200)		3,295,226
Deposits with brokers for open futures contracts		672,446
Interest receivable		5,481,213
Receivable for securities sold		2,972,227
Unrealized appreciation of forward foreign currency contracts		1,721,185
Receivable for fund shares sold		992,634
Futures variation margin receivable		113,460
Other assets		5,295,727

Total assets		1,094,000,720

Liabilities:
Obligation to return collateral for securities loaned	$186,060,833
Payable for securities purchased	48,238,352
Swap contracts at value	6,661,658
Unrealized depreciation of forward foreign currency contracts	3,058,987
Payable for fund shares repurchased	2,752,535
Income distribution payable	319,369
Accrued management fee	131,995
Accrued distribution fee	14
Accrued expenses	146,607

Total liabilities		247,370,350

Net Assets		$846,630,370

Net assets consist of:
Accumulated paid-in-capital		$795,541,006
Undistributed net investment income		3,777,864
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		12,903,836
Unrealized appreciation of investments, futures, swaps and foreign currency translations		34,407,664

Net Assets		$846,630,370

Net Asset Value Per Share:
Institutional Class (76,384,233 shares outstanding)		$11.08
Financial Intermediary Class (3,251 shares outstanding)		$11.06

A	The market value of securities on loan is $217,450,953.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Inflation Indexed Plus Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest	$43,671,224
Income from securities lending	501,643

Total income		$44,172,867
Expenses:
Management fees	1,450,226
Distribution and service fees:
Financial Intermediary Class	66
Audit and legal fees	77,726
Custodian fees	96,352
Directors’ fees and expenses	22,446
Registration fees	38,318
Reports to shareholders	67,244
Transfer agent and shareholder servicing expense:
Institutional Class	164,859
Financial Intermediary Class	57
Other expenses	52,512

	1,969,806
Less: Fees waived	(151,075)
Compensating balance credits	(5,888)

Net expenses		1,812,843

Net Investment Income		42,360,024
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	16,272,903
Options	1,124,634
Futures	(1,271,970)
Swaps	1,762,039
Foreign currency transactions	1,400,522

		19,288,128
Change in unrealized appreciation/(depreciation) of:
Investments, futures, swaps and foreign currency translations	29,233,266
Assets and liabilities denominated in foreign currency	18,321

		29,251,587

Net Realized and Unrealized Gain on Investments		48,539,715

Change in Net Assets Resulting From Operations		$90,899,739

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Inflation Indexed Plus Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$42,360,024	$22,204,411

Net realized gain/(loss)	19,288,128	(1,653,441)

Change in unrealized appreciation/(depreciation)	29,251,587	13,103,572

Change in net assets resulting from operations	90,899,739	33,654,542

Distributions to shareholders from:
Net investment income:
Institutional Class	(42,554,324)	(22,374,973)
Financial Intermediary Class	(1,115)	—

Change in net assets from fund share transactions:
Institutional Class	154,011,663	90,425,095
Financial Intermediary Class	37,906	—

Change in net assets	202,393,869	101,704,664

Net Assets:
Beginning of year	$644,236,501	$542,531,837

End of year	$846,630,370	$644,236,501

Undistributed net investment income	$3,777,864	$1,055,171

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Inflation Indexed Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$10.43		$10.25		$10.74		$11.24		$10.96

Investment operations:
Net investment income	.61	A	.39	A	.54	B	.42	B	.37	B
Net realized and unrealized gain/(loss)	.67		.20		(.38)		(.10)		.71

Total from investment operations	1.28		.59		.16		.32		1.08

Distributions from:
Net investment income	(.63)		(.41)		(.56)		(.42)		(.37)
Net realized gain on investments	—		—		(.09)		(.40)		(.43)

Total distributions	(.63)		(.41)		(.65)		(.82)		(.80)

Net asset value, end of year	$11.08		$10.43		$10.25		$10.74		$11.24

Total return	12.77%		5.89%		1.44%		3.27%		10.33%

Ratios to Average Net Assets:C
Total expenses	.27%		.29%		.27%		.27%		.27%
Expenses net of waivers, if any	.25%		.25%		.25%		.25%		.25%
Expenses net of all reductions	.25%		.25%		.25%		.25%		.25%
Net investment income	5.8%		3.8%		5.0%		3.8%		3.4%

Supplemental Data:
Portfolio turnover rate	141.7%		96.4%		177.1%		255.5%		281.8%
Net assets, end of year (in thousands)	$846,594		$644,236		$542,532		$461,746		$346,379

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	FOR THE PERIOD ENDED MARCH 31, 2008C
Net asset value, beginning of period	$10.02

Investment operations:
Net investment income	.35	A
Net realized and unrealized gain	1.06

Total from investment operations	1.41

Distributions from:
Net investment income	(.37)

Total distributions	(.37)

Net asset value, end of period	$11.06

Total return	14.29	%D

Ratios to Average Net Assets:B
Total expenses	.71	%E
Expenses net of waivers, if any	.48	%E
Expenses net of all reductions	.48	%E
Net investment income	4.1	%E

Supplemental Data:
Portfolio turnover rate	141.7%
Net assets, end of period (in thousands)	$36

C	For the period June 28, 2007 (commencement of operations) to March 31, 2008.
D	Not annualized.
E	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Bond Portfolio

The average annual total returns for the Western Asset Intermediate Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 03/31/08		Average Annual Total Returns
		One Year	Five Years	Ten Years	Since InceptionA
Western Asset Intermediate Bond Portfolio:
Institutional Class	+0.11%	+3.77%	+4.48%	+5.88%	+6.47%
Lehman Brothers Intermediate U.S. Government/Credit IndexB	+3.00%	+8.88%	+4.37%	+5.91%	+6.41%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.46%. Gross expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees and other expenses.

The net expense ratio for the Institutional Class was 0.45%. Net expenses are the Institutional Class’s total annual operating expenses for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses of the Institutional Class to 0.45% of the Fund’s average daily net assets attributable to the Institutional Class.

A

The Fund’s Institutional Class inception date is July 1, 1994. Index returns are for periods beginning June 30, 1994. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.

Annual Report to Shareholders

A year ago, the Federal Reserve Board’s (Fed)C predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted spread (TED)D, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)E in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was negative for the 12-month period ended March 31, 2008, with strategies producing negative results. The Fund’s Institutional Class had a total return of +3.77%, which underperformed the Lehman Brothers Intermediate Government/Credit Bond Index’s return of +8.88%. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility increased. We had diversified into a number of select non-agency issues, which were particularly impacted and further negatively impacted performance. An emphasis on lower-quality credits and the financial sector was also a large negative as spreads trended higher in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. On the positive side, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the last 12 months. A curve-steepening strategy had a positive impact on performance as the spread between the two- and 10-year yields widened. Modest Treasury Inflation-Protected Securities (TIPS) exposure had a positive impact following a commodity-driven rise in headline inflation.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets.

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points (bps) = 1%

Annual Report to Shareholders

Expense Example

Western Asset Intermediate Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/01/07 to 03/31/08
Intermediate Bond Portfolio
Institutional Class:
Actual	$1,000.00	$1,018.30	$2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.74	2.28

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.45% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Intermediate Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2008)A

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B	Source: Standard & Poor's.
C	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	82.5%

Corporate Bonds and Notes	27.6%

Aerospace and Defense	0.2%
United Technologies Corp.		6.350%	3/1/11	$1,037,000	$1,120,517

Airlines	0.5%
Continental Airlines Inc.		6.545%	2/2/19	971,172	934,151
Delta Air Lines Inc.		6.619%	9/18/12	1,325,111	1,298,609
US Airways Pass-Through Trust		6.850%	1/30/18	1,426,186	1,354,876

					3,587,636

Automobiles	0.5%
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	2,050,000	2,160,881
Ford Motor Co.		7.450%	7/16/31	1,159,000	764,940	A
General Motors Corp.		8.375%	7/15/33	1,198,000	844,590	A

					3,770,411

Capital Markets	3.5%
Goldman Sachs Capital II		5.793%	12/29/49	11,810,000	7,866,641	B
Goldman Sachs Capital III		3.846%	9/29/49	2,590,000	1,631,700	C
Lehman Brothers Holdings Capital Trust VII		5.857%	12/31/49	6,500,000	4,111,250	B
Lehman Brothers Holdings E-Capital Trust I		3.850%	8/19/65	360,000	216,068	C
Lehman Brothers Holdings Inc.		5.625%	1/24/13	600,000	583,419
Lehman Brothers Holdings Inc.		6.500%	7/19/17	30,000	28,489
Merrill Lynch and Co. Inc.		3.315%	2/5/10	480,000	457,997	C
Merrill Lynch and Co. Inc.		5.700%	5/2/17	2,500,000	2,374,850	A
Morgan Stanley		5.550%	4/27/17	2,340,000	2,200,574
The Bear Stearns Cos. Inc.		6.400%	10/2/17	3,590,000	3,544,770
The Bear Stearns Cos. Inc.		7.250%	2/1/18	1,840,000	1,901,440

					24,917,198

Chemicals	0.7%
The Dow Chemical Co.		6.000%	10/1/12	4,850,000	5,108,786

Commercial Banks	1.9%
Comerica Capital Trust II		6.576%	2/20/37	960,000	639,374	B
SunTrust Capital VIII		6.100%	12/15/36	550,000	435,490	B
Wachovia Capital Trust III		5.800%	3/15/42	10,868,000	7,743,450	B
Wells Fargo Capital X		5.950%	12/15/36	4,740,000	4,270,688	A

					13,089,002

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Consumer Finance	2.6%
American Express Co.		6.800%	9/1/66	$6,590,000	$6,196,116	B
Ford Motor Credit Co.		6.625%	6/16/08	9,148,000	9,044,618
GMAC LLC		3.749%	9/23/08	995,000	938,727	C
GMAC LLC		6.750%	12/1/14	1,556,000	1,101,183
Nelnet Inc.		7.400%	9/29/36	1,850,000	1,205,260	B

					18,485,904

Diversified Financial Services	2.7%
AGFC Capital Trust I		6.000%	1/15/67	3,310,000	2,727,619	B,D
BAC Capital Trust XIV		5.630%	12/31/49	50,000	36,560	B
Bank of America Corp.		8.000%	12/29/49	1,420,000	1,421,704	B
Capmark Financial Group Inc.		5.875%	5/10/12	2,500,000	1,583,940	D,E
Dryden Investor Trust		7.157%	7/23/08	331,679	333,782	D
General Electric Capital Corp.		6.375%	11/15/67	2,855,000	2,793,672	B
Glen Meadow Pass-Through Certificates		6.505%	2/12/67	3,260,000	2,782,605	B,D
JPMorgan Chase Capital XXII		6.450%	2/2/37	2,600,000	2,243,306	B
Kaupthing Bank Hf		7.625%	2/28/15	1,590,000	1,496,667	D,F
TNK-BP Finance SA		6.125%	3/20/12	210,000	197,662	D
TNK-BP Finance SA		7.500%	3/13/13	720,000	701,100	D
ZFS Finance USA Trust II		6.450%	12/15/65	2,060,000	1,872,645	B,D
ZFS Finance USA Trust III		3.950%	12/15/65	970,000	795,400	C,D

					18,986,662

Diversified Telecommunication Services	1.1%
Embarq Corp.		7.082%	6/1/16	1,880,000	1,779,865
Qwest Corp.		8.875%	3/15/12	1,510,000	1,540,200
Verizon Global Funding Corp.		7.250%	12/1/10	4,051,000	4,350,677

					7,670,742

Electric Utilities	0.6%
Duke Energy Corp.		6.250%	1/15/12	1,078,000	1,157,677
Duke Energy Corp.		5.625%	11/30/12	729,000	775,093	A
Exelon Corp.		6.750%	5/1/11	2,269,000	2,394,222
FirstEnergy Corp.		7.375%	11/15/31	140,000	152,292
Pacific Gas and Electric Co.		4.800%	3/1/14	70,000	70,606

					4,549,890

Food and Staples Retailing	0.3%
Safeway Inc.		6.500%	3/1/11	760,000	807,891
The Kroger Co.		6.200%	6/15/12	883,000	924,998
Wal-Mart Stores Inc.		5.800%	2/15/18	360,000	377,289

					2,110,178

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Health Care Equipment and Supplies	0.3%
Baxter International Inc.		5.900%	9/1/16	$500,000	$527,756
Hospira Inc.		5.550%	3/30/12	1,700,000	1,757,183

					2,284,939

Health Care Providers and Services	0.7%
HCA Inc.		8.750%	9/1/10	822,000	822,000
Quest Diagnostics Inc.		7.500%	7/12/11	2,220,000	2,485,923
Universal Health Services Inc.		6.750%	11/15/11	1,720,000	1,840,336
WellPoint Inc.		5.875%	6/15/17	100,000	97,873

					5,246,132

Independent Power Producers and Energy Traders	0.3%
TXU Corp.		5.550%	11/15/14	2,480,000	1,936,486

Insurance	0.8%
American International Group Inc.		5.850%	1/16/18	250,000	245,335
MetLife Capital Trust IV		7.875%	12/15/37	3,100,000	2,818,861	B,D
MetLife Inc.		6.400%	12/15/36	70,000	55,625	A,B
The Travelers Cos. Inc.		6.250%	3/15/37	2,670,000	2,355,004	B

					5,474,825

Media	1.0%
Comcast Corp.		6.500%	1/15/17	3,400,000	3,472,488
News America Inc.		6.650%	11/15/37	70,000	70,594	D
Time Warner Inc.		5.500%	11/15/11	70,000	69,503	A
Time Warner Inc.		6.875%	5/1/12	1,288,000	1,329,650
Turner Broadcasting System Inc.		8.375%	7/1/13	1,483,000	1,620,608	A
Viacom Inc.		5.750%	4/30/11	410,000	414,366

					6,977,209

Multi-Utilities	0.6%
CenterPoint Energy Inc.		5.875%	6/1/08	1,325,000	1,327,018	A
Dominion Resources Inc.		4.750%	12/15/10	50,000	51,172
Dominion Resources Inc.		5.700%	9/17/12	1,596,000	1,671,326
MidAmerican Energy Holdings Co.		5.875%	10/1/12	827,000	873,906

					3,923,422

Multiline Retail	0.4%
Federated Retail Holdings Inc.		5.350%	3/15/12	1,050,000	1,000,433
JC Penney Corp. Inc.		5.750%	2/15/18	610,000	563,208
May Department Stores Co.		5.750%	7/15/14	1,470,000	1,342,817

					2,906,458

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Office Electronics	0.3%
Xerox Corp.		5.500%	5/15/12	$2,240,000	$2,258,865

Oil, Gas and Consumable Fuels	5.0%
Anadarko Petroleum Corp.		5.950%	9/15/16	3,200,000	3,309,274
Hess Corp.		6.650%	8/15/11	5,468,000	5,887,035
Kinder Morgan Energy Partners LP		6.000%	2/1/17	3,700,000	3,682,125	A
Occidental Petroleum Corp.		6.750%	1/15/12	1,310,000	1,449,708	A
Pemex Project Funding Master Trust		4.100%	6/15/10	4,683,000	4,657,243	C,D
Pemex Project Funding Master Trust		4.100%	6/15/10	117,000	116,123	C,D
Pemex Project Funding Master Trust		3.676%	12/3/12	752,000	732,072	C,D
Pemex Project Funding Master Trust		5.750%	3/1/18	190,000	193,872	A,D
Sonat Inc.		7.625%	7/15/11	3,954,000	4,086,811
The Williams Cos. Inc.		7.125%	9/1/11	600,000	637,500	A
The Williams Cos. Inc.		8.125%	3/15/12	1,540,000	1,682,450
The Williams Cos. Inc.		7.875%	9/1/21	720,000	780,300
The Williams Cos. Inc.		7.500%	1/15/31	310,000	323,175
The Williams Cos. Inc.		7.750%	6/15/31	750,000	796,875
The Williams Cos. Inc.		8.750%	3/15/32	2,040,000	2,356,200
XTO Energy Inc.		7.500%	4/15/12	859,000	951,400
XTO Energy Inc.		6.250%	4/15/13	1,645,000	1,787,740	A
XTO Energy Inc.		5.650%	4/1/16	1,682,000	1,725,461

					35,155,364

Paper and Forest Products	0.3%
Willamette Industries Inc.		7.125%	7/22/13	1,839,000	1,989,881

Real Estate Investment Trusts	0.6%
iStar Financial Inc.		5.500%	6/15/12	3,980,000	2,945,200
iStar Financial Inc.		5.950%	10/15/13	1,400,000	1,022,000

					3,967,200

Thrifts and Mortgage Finance	1.9%
Countrywide Financial Corp.		3.345%	5/5/08	540,000	536,496	C
Countrywide Financial Corp.		2.819%	3/24/09	1,170,000	1,074,789	A,C
Countrywide Financial Corp.		5.800%	6/7/12	4,400,000	3,986,343
Residential Capital LLC		6.370%	11/21/08	5,130,000	3,488,400	C
Residential Capital LLC		7.098%	4/17/09	1,300,000	741,000	C
Residential Capital LLC		8.000%	2/22/11	1,286,000	630,140	E
Washington Mutual Inc.		4.625%	4/1/14	2,700,000	1,903,500
Washington Mutual Inc.		7.250%	11/1/17	1,700,000	1,330,250

					13,690,918

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services	0.8%
New Cingular Wireless Services Inc.		8.125%	5/1/12	$3,000,000	$3,357,276
Sprint Capital Corp.		8.375%	3/15/12	2,669,000	2,468,825
Vodafone Group PLC		5.350%	2/27/12	70,000	70,884	A

					5,896,985

Total Corporate Bonds and Notes (Cost—$214,292,414)					195,105,610
Asset-Backed Securities	1.3%

Fixed Rate Securities	0.2%
ABFS Mortgage Loan Trust 2002-3		4.263%	9/15/33	41,177	41,112	B
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	608,735	484,907
Green Tree Financial Corp. 1994-6		8.900%	1/15/20	647,550	648,442
Mego Mortgage Home Loan Trust 1996-2		7.275%	8/25/17	1,120	896
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	758,678	733,996

					1,909,353

Indexed SecuritiesC	1.1%
AFC Home Equity Loan Trust 2003-3		2.949%	10/25/30	759,471	644,703	D
AMRESCO Residential Securities Mortgage Loan Trust 1998-2		3.424%	6/25/28	4,567	4,529
Countrywide Asset-Backed Certificates 2002-BC1		3.259%	4/25/32	369,745	332,612
Indymac Home Equity Loan Asset-Backed Trust 2001-A		2.859%	3/25/31	249,214	224,244
Long Beach Mortgage Loan Trust 2005-WL3 2A2A		3.739%	11/25/35	1,000,512	981,813
MSDWCC Heloc Trust 2003-1		2.869%	11/25/15	570,261	511,715
Washington Mutual Master Note Trust 2006-A3A A3		2.848%	9/16/13	5,180,000	4,934,106	D

					7,633,722

Stripped Securities	N.M.
Oakwood Mortgage Investors Inc. 2001-C		6.000%	5/15/08	5,543,312	27,716	F,G1

Total Asset-Backed Securities (Cost—$10,138,716)					9,570,791
Mortgage-Backed Securities	7.3%

Fixed Rate Securities	1.8%
Fannie Mae Grantor Trust 2002-T3		5.763%	12/25/11	3,663,449	3,853,986
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	1,911,703	1,875,572	D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	$2,786,843	$2,768,556
Virginia Housing Development Mortgage Bonds Pass-Through Certificates 2006		6.000%	6/25/34	4,282,587	4,283,230

					12,781,344

Indexed SecuritiesC	3.7%
Bayview Commercial Asset Trust 2005-1A A2		2.949%	4/25/35	1,520,519	1,325,553	D
Bear Stearns Structured Products Inc. 2007-R10 A1		2.956%	9/26/37	6,094,163	5,819,926	D
Citigroup Mortgage Loan Trust Inc. 2005-11 A3		4.900%	12/25/35	2,753,411	2,622,933
Countrywide Home Loans 2003-49		3.697%	10/25/33	614,684	607,617
First Horizon Mortgage Pass-Through Trust 2003-AR2 2A1		4.733%	7/25/33	1,441,626	1,435,471
GMAC Mortgage Corp. Loan Trust 2005-AR5 3A1		5.051%	9/19/35	1,366,031	1,311,835
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.260%	11/25/37	3,305,643	3,150,121
MASTR Adjustable Rate Mortgages Trust 2004-13		3.786%	11/21/34	6,815,190	6,490,956
Wells Fargo Mortgage-Backed Securities Trust 2004-S		3.541%	9/25/34	3,525,000	3,501,067

					26,265,479

Variable Rate SecuritiesH	1.8%
Banc of America Funding Corp. 2005-B		5.096%	4/20/35	1,880,109	1,904,596
Bear Stearns Alt-A Trust 2005-2		4.701%	4/25/35	1,475,744	1,416,411
Citigroup Mortgage Loan Trust Inc. 2005-8 1A1A		5.292%	10/25/35	1,650,549	1,581,260
Countrywide Home Loans 2004-20		7.022%	9/25/34	547,667	430,814
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.489%	2/25/35	1,523,025	1,391,246
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		4.580%	2/25/34	2,472,306	2,335,303
MLCC Mortgage Investors Inc. 2005-1 2A1		4.966%	4/25/35	720,925	728,705
MLCC Mortgage Investors Inc. 2005-1 2A2		4.966%	4/25/35	2,243,475	2,267,685
WaMu Mortgage Pass-Through Certificates 2004-AR11		4.556%	10/25/34	333,715	321,694

					12,377,714

Total Mortgage-Backed Securities (Cost—$52,157,835)					51,424,537

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations	19.1%

Fixed Rate Securities	16.3%
Fannie Mae		7.250%	1/15/10	$162,000	$176,034	A
Farmer Mac		4.250%	7/29/08	1,005,000	1,010,890
Farmer Mac		4.875%	4/4/12	2,561,000	2,738,739
Farmer Mac		5.125%	4/19/17	2,800,000	2,991,268	D
Federal Home Loan Bank		5.800%	3/30/09	485,000	501,785
Federal Home Loan Bank		5.500%	7/15/36	130,000	142,072
Freddie Mac		4.750%	1/18/11	1,769,000	1,868,137	A
Freddie Mac		3.500%	5/29/13	2,380,000	2,395,775	A
Freddie Mac		5.600%	9/26/13	870,000	882,719
Freddie Mac		5.600%	10/17/13	400,000	405,861
Tennessee Valley Authority		5.625%	1/18/11	373,000	402,487
Tennessee Valley Authority		6.790%	5/23/12	2,747,000	3,112,865
Tennessee Valley Authority		5.980%	4/1/36	70,000	78,755
United States Treasury Bonds		8.750%	5/15/17	10,000	14,090	A
United States Treasury Notes		4.625%	7/31/09	7,370,000	7,668,257	A
United States Treasury Notes		4.500%	11/15/10	5,590,000	5,994,403	A
United States Treasury Notes		4.875%	5/31/11	3,790,000	4,136,429	A
United States Treasury Notes		4.500%	9/30/11	1,890,000	2,048,287	A
United States Treasury Notes		4.625%	10/31/11	9,850,000	10,729,575	A
United States Treasury Notes		4.875%	6/30/12	4,400,000	4,848,593	A
United States Treasury Notes		4.625%	7/31/12	4,200,000	4,591,125	A
United States Treasury Notes		4.125%	8/31/12	38,720,000	41,536,260	A
United States Treasury Notes		3.875%	10/31/12	10,420,000	11,076,950	A
United States Treasury Notes		4.250%	11/15/17	5,880,000	6,273,684	A

					115,625,040

Treasury Inflation-Protected SecuritiesI	2.8%
United States Treasury Inflation-Protected Security		2.000%	1/15/14	1,021,118	1,105,998	A
United States Treasury Inflation-Protected Security		2.000%	7/15/14	163,466	177,527	A
United States Treasury Inflation-Protected Security		1.875%	7/15/15	1,337,830	1,444,124	A
United States Treasury Inflation-Protected Security		2.000%	1/15/16	1,495,042	1,621,070	A
United States Treasury Inflation-Protected Security		2.500%	7/15/16	762,872	859,363	A
United States Treasury Inflation-Protected Security		2.625%	7/15/17	6,425,410	7,321,954	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected SecuritiesI—Continued
United States Treasury Inflation-Protected Security		2.375%	1/15/25	$1,538,372	$1,673,821	A
United States Treasury Inflation-Protected Security		2.000%	1/15/26	979,327	1,009,625	A
United States Treasury Inflation-Protected Security		2.375%	1/15/27	3,108,164	3,392,754	A
United States Treasury Inflation-Protected Security		1.750%	1/15/28	906,660	898,797	A

					19,505,033

Total U.S. Government and Agency Obligations (Cost—$127,246,167)					135,130,073
U.S. Government Agency Mortgage-Backed Securities	17.5%

Fixed Rate Securities	15.0%
Fannie Mae		6.500%	6/1/14 to 9/1/37	1,680,349	1,742,738
Fannie Mae		8.000%	9/1/15	35,498	36,987
Fannie Mae		9.500%	4/15/21	31,481	35,026
Fannie Mae		5.000%	2/1/36	8,003,542	7,933,191
Fannie Mae		6.000%	10/1/36 to 10/1/37	20,202,742	20,717,508
Fannie Mae		5.000%	12/1/38	43,370,000	42,922,768	J
Fannie Mae		5.500%	12/1/38	21,000,000	21,196,875	J
Freddie Mac		4.500%	1/15/13	1,985,000	2,093,395	A
Freddie Mac		6.500%	6/1/13 to 11/1/15	45,314	47,640
Freddie Mac		7.500%	4/1/17	1,904	1,978
Freddie Mac		9.300%	4/15/19	41,444	44,786
Freddie Mac		5.000%	11/1/35	444,140	440,470
Freddie Mac		5.000%	12/1/38	491,000	486,090	J
Government National Mortgage Association		5.000%	12/1/38	8,100,000	8,077,223	J
Government National Mortgage Association		6.000%	12/1/38	200,000	205,875	J

					105,982,550

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed SecuritiesC	2.5%
Fannie Mae		5.645%	3/1/18	$19,799	$19,817
Fannie Mae		4.338%	11/1/34	486,283	490,590
Fannie Mae		4.214%	12/1/34	735,948	740,271
Fannie Mae		4.855%	1/1/35	3,203,998	3,341,306
Fannie Mae		3.794%	3/1/35	821,405	812,700
Fannie Mae		4.753%	4/1/35	817,141	827,047
Fannie Mae		5.763%	9/1/37	5,681,092	5,778,914
Freddie Mac		6.018%	1/1/19	7,741	7,801
Freddie Mac		4.344%	12/1/34	258,000	260,207
Freddie Mac		4.468%	12/1/34	1,351,267	1,369,330
Freddie Mac		4.088%	1/1/35	266,316	264,548
Freddie Mac		4.148%	1/1/35	430,549	430,568
Freddie Mac		4.651%	7/1/35	3,105,130	3,123,851

					17,466,950

Stripped Securities	N.M.
Fannie Mae		0.000%	5/25/22	5,103	4,840	F,G2
Freddie Mac		10.000%	3/1/21	4,907	1,107	F,G1

					5,947

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$121,393,065)					123,455,447
Yankee BondsK	9.2%

Aerospace and Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	1,066,299	1,095,622	D

Commercial Banks	4.4%
Glitnir Banki Hf		4.334%	1/21/11	4,430,000	3,374,464	C,D
Glitnir Banki Hf		4.074%	7/28/11	120,000	104,891	C,D
Glitnir Banki Hf		4.421%	1/18/12	100,000	75,633	C,D
Glitnir Banki Hf		6.375%	9/25/12	1,980,000	1,689,421	D
Glitnir Banki Hf		6.693%	6/15/16	910,000	733,473	B,D
HBOS Treasury Services PLC		4.000%	9/15/09	1,240,000	1,247,938	D
Kaupthing Bank Hf		5.750%	10/4/11	4,090,000	3,264,789	D
Landsbanki Islands Hf		6.100%	8/25/11	2,330,000	2,035,614	D
Landsbanki Islands Hf		7.431%	12/31/49	1,830,000	1,532,017	A,B,D
Resona Preferred Global Securities		7.191%	12/29/49	4,640,000	4,052,242	B,D
Royal Bank of Scotland Group PLC		9.118%	3/31/49	2,431,000	2,452,427

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Commercial Banks—Continued
RSHB Capital SA		6.299%	5/15/17	$270,000	$250,087	D
Santander Issuances		5.805%	6/20/16	1,030,000	1,022,088	B,D
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	4,085,000	2,707,587	B,D
TuranAlem Finance BV		5.269%	1/22/09	970,000	907,726	C,D
VTB Capital SA for Vneshtorgbank		3.839%	8/1/08	3,880,000	3,836,350	C,D
VTB Capital SA for Vneshtorgbank		3.839%	8/1/08	367,000	362,688	C,D
VTB Capital SA for Vneshtorgbank		4.812%	11/2/09	1,850,000	1,812,718	C,D

					31,462,153

Diversified Financial Services	1.2%
Aiful Corp.		5.000%	8/10/10	3,491,000	3,292,296	D
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	3,402,000	2,772,286	B
TNK-BP Finance SA		6.875%	7/18/11	2,783,000	2,709,946	D

					8,774,528

Diversified Telecommunication Services	1.5%
Deutsche Telekom International Finance BV		8.000%	6/15/10	70,000	74,879	E
Deutsche Telekom International Finance BV		5.750%	3/23/16	1,800,000	1,779,613	A
France Telecom SA		7.750%	3/1/11	2,428,000	2,632,783
Telecom Italia Capital SpA		5.250%	10/1/15	1,400,000	1,271,910
Telefonica Emisiones S.A.U.		3.442%	2/4/13	5,230,000	4,635,830	C

					10,395,015

Energy Equipment and Services	0.2%
Transocean Inc.		5.250%	3/15/13	1,670,000	1,706,551

Foreign Government	N.M.
Russian Federation		7.500%	3/31/30	17,546	20,204	D

Industrial Conglomerates	0.3%
Tyco International Group SA		6.000%	11/15/13	2,358,000	2,367,823

Insurance	0.2%
Merna Reinsurance Ltd.		6.580%	6/30/12	1,300,000	1,185,990	C,D

Metals and Mining	0.5%
Vale Overseas Ltd.		6.250%	1/23/17	3,560,000	3,545,326

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Oil, Gas and Consumable Fuels	0.6%
Anadarko Finance Co.		6.750%	5/1/11	$720,000		$769,037
Gazprom		6.212%	11/22/16	1,710,000		1,581,750	D
Gazprom		6.510%	3/7/22	940,000		837,775	D
Petrozuata Finance Inc.		8.220%	4/1/17	883,000		888,519	D

						4,077,081

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	680,000		672,258

Total Yankee Bonds (Cost—$72,069,946)						65,302,551
Preferred Stocks	0.5%
Fannie Mae		8.250%		61,925	shs	1,489,296	A
Freddie Mac		8.375%		84,900		2,071,560	A
Home Ownership Funding Corp.		1.000%		600		106,763	D,F
Home Ownership Funding Corp. II		1.000%		1,800		320,287	D,F

Total Preferred Stocks (Cost—$5,612,735)						3,987,906

Total Long-Term Securities (Cost—$602,910,878)						583,976,915
Investment of Collateral From Securities Lending	19.1%
State Street Navigator Securities Lending Prime Portfolio				134,911,807		134,911,807

Total Investment of Collateral From Securities Lending (Cost—$134,911,807)						134,911,807
Short-Term Securities	27.3%

U.S. Government and Agency Obligations	0.5%
Fannie Mae		0.000%	12/15/08	$3,360,000		3,312,322	L,M

Repurchase Agreement	26.8%
Merrill Lynch Government Securities Inc. 2.25%, dated 3/31/08, to be repurchased at $189,221,826 on 4/1/08 (Collateral: $175,000,000 zero-coupon bonds to 4.30%, due 4/21/08 to 5/5/08, value $176,580,350; $16,455,000 Federal Home Loan Bank, zero-coupon bond, due 5/7/08, value $16,413,862)				189,210,000		189,210,000

Total Short-Term Securities (Cost—$192,526,656)						192,522,322

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	VALUE
Total Investments (Cost—$930,349,341)N	128.9%	$911,411,044
Obligation to return collateral from securities lending	(19.1)%	(134,911,807)
Other Assets Less Liabilities	(9.8)%	(69,626,484)

Net Assets	100.0%	$706,872,753

	Expiration	Contracts	Appreciation/ (Depreciation)
Futures Contracts PurchasedO
Eurodollar Futures	June 2008	142	$886,990
Eurodollar Futures	September 2008	204	401,818
Eurodollar Futures	December 2008	46	82,220
Eurodollar Futures	March 2009	463	513,885
Eurodollar Futures	June 2009	16	60,945
Eurodollar Futures	September 2009	16	58,145
U.S. Treasury Note Futures	June 2008	651	672,467
U.S. Treasury Note Futures	June 2008	568	1,003,506
U.S. Treasury Note Futures	June 2008	152	175,241

			$3,855,217

Options WrittenO
Barclays Swaption Call, Strike Price $1.20	April 2008	12,680,000	$36,772
Bear Stearns Swaption Call, Strike Price $1.20	April 2008	22,200,000	51,060
Eurodollar Futures Call, Strike Price $97.25	September 2008	102	(121,635)
U.S. Treasury Note Futures Call, Strike Price $121.00	May 2008	185	(49,925)
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	121	146,864

			$63,136

N.M. Not Meaningful.

A	All or a portion of this security is on loan.
B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2008.

D

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 11.28% of net assets.

Annual Report to Shareholders

E	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
F	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for these securities was $1,957,380.
G

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

H	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
I

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

J	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
K	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
L	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
M	All or a portion of this security is collateral to cover futures and options contracts written.
N	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,921,324
Gross unrealized depreciation	(32,118,383)

Net unrealized depreciation	$(19,197,059)

O	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$737,822,685)		$718,888,722	A
Short-term securities at value (Cost—$192,526,656)		192,522,322
Cash		66,121
Other assets		8,500,000
Receivable for securities sold		8,252,938
Interest receivable		6,697,934
Receivable for fund shares sold		2,835,375
Futures variation margin receivable		462,754

Total assets		938,226,166

Liabilities:
Obligation to return collateral for securities loaned	$134,911,807
Payable for securities purchased	80,620,958
Payable for fund shares repurchased	7,760,822
Swap contracts at value	6,612,271
Income distribution payable	612,116
Options written (Proceeds—$457,539)	394,403
Accrued management fee	265,437
Amounts payable for open swaps	53,064
Accrued expenses	122,535

Total liabilities		231,353,413

Net Assets		$706,872,753

Net assets consist of:
Accumulated paid-in-capital		$720,403,871
Undistributed net investment income		1,507,535
Accumulated net realized gain on investments, options, futures and swaps		4,814,195
Net unrealized depreciation on investments, options, futures and swaps		(19,852,848)

Net Assets		$706,872,753

Net Asset Value Per Share:
Institutional Class (68,623,722 shares outstanding)		$10.30

A	The market value of securities on loan is $137,786,793.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest	$37,979,550
Income from securities lending	494,752

Total income		$38,474,302
Expenses:
Management fees	2,835,468
Audit and legal fees	91,840
Custodian fees	89,963
Directors’ fees and expenses	19,256
Registration fees	34,618
Reports to shareholders	2,405
Transfer agent and shareholder servicing expense:
Institutional Class	34,592
Fees recaptured	28,475
Other expenses	54,914

	3,191,531
Less: Compensating balance credits	(1,630)

Net expenses		3,189,901

Net Investment Income		35,284,401
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on:
Investments	2,718,068
Options	1,242,323
Futures	7,693,513
Swaps	71,775

		11,725,679
Change in unrealized appreciation/(depreciation) of investments, options, futures and swaps		(19,855,767)

Net Realized and Unrealized Loss on Investments		(8,130,088)

Change in Net Assets Resulting From Operations		$27,154,313

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$35,284,401	$30,716,282

Net realized gain/(loss)	11,725,679	(1,664,912)

Change in unrealized appreciation/(depreciation)	(19,855,767)	15,152,515

Change in net assets resulting from operations	27,154,313	44,203,885

Distributions to shareholders from:
Net investment income:
Institutional Class	(35,155,441)	(30,869,536)

Change in net assets from fund share transactions:
Institutional Class	75,139,298	(113,092,171)

Change in net assets	67,138,170	(99,757,822)

Net Assets:
Beginning of year	$639,734,583	$739,492,405

End of year	$706,872,753	$639,734,583

Undistributed net investment income	$1,507,535	$409,387

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$10.43		$10.21		$10.51		$11.01		$10.92

Investment operations:
Net investment income	.52	A	.49	A	.44	B	.38	B	.44	B
Net realized and unrealized gain/(loss)	(.14)		.22		(.20)		(.22)		.36

Total from investment operations	.38		.71		.24		.16		.80

Distributions from:
Net investment income	(.51)		(.49)		(.44)		(.38)		(.44)
Net realized gain on investments	—		—		(.10)		(.28)		(.27)

Total distributions	(.51)		(.49)		(.54)		(.66)		(.71)

Net asset value, end of year	$10.30		$10.43		$10.21		$10.51		$11.01

Total return	3.77%		7.17%		2.37%		1.66%		7.58%

Ratios to Average Net Assets:C
Total expenses	.45%		.46%		.47%		.46%		.47%
Expenses net of waivers, if any	.45%		.45%		.45%		.45%		.45%
Expenses net of all reductions	.45%		.45%		.45%		.45%		.45%
Net investment income	5.0%		4.8%		4.3%		3.6%		4.0%

Supplemental Data:
Portfolio turnover rate	239.0%		244.1%		266.1%		215.7%		255.1%
Net assets, end of year (in thousands)	$706,873		$639,735		$739,492		$660,480		$587,229

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Plus Bond Portfolio

The average annual total returns for the Western Asset Intermediate Plus Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/2008		Average Annual Total Return
		One Year	Three Years	Since InceptionA
Western Asset Intermediate Plus Bond Portfolio:
Institutional Class	-0.23%	+2.35%	+4.09%	+3.52%
Lehman Brothers Intermediate U.S. Government/ Credit IndexB	+3.00%	+8.88%	+5.66%	+4.13%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.63%. Gross expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees and other expenses.

The net expense ratio for the Institutional Class was 0.45%. Net expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007 as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses of the Institutional Class to 0.45% of the Fund’s average daily net assets attributable to the Institutional Class.

A

The Fund’s Institutional Class inception date is April 1, 2004. Since-inception index returns are for periods beginning March 31, 2004. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.

Annual Report to Shareholders

A year ago, the Federal Reserve Board’s (Fed)C predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted spread (TED)D, a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)E in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was negative for the 12-month period ended March 31, 2008, with strategies producing negative results. The Fund’s Institutional Class had a total return of +2.35%, which underperformed the Lehman Brothers Intermediate Government/Credit Bond Index’s return of +8.88%. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility increased. We had diversified into a number of select non-agency issues, which were particularly impacted and further negatively impacted performance. An emphasis on lower-quality credits and the financial sector was also a negative as spreads trended higher in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. has been minimal relative to U.S. Treasury markets. On the positive side, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the last 12 months. A curve-steepening strategy had a positive impact on performance as the spread between the two- and 10-year yields widened. Modest Treasury Inflation-Protected Securities (TIPS) exposure had a positive impact following a commodity-driven rise in headline inflation.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets.

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points (bps) = 1%

Annual Report to Shareholders

Expense Example

Western Asset Intermediate Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/01/07 to 03/31/08
Intermediate Plus Bond Portfolio:
Institutional Class
Actual	$1,000.00	$1,008.30	$2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.74	2.28

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.45% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Intermediate Plus Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economic and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning March 31, 2004.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The pie charts above represent the composition of the Fund’s Portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

C	Source: Standard & Poor’s
D	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Plus Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Long-Term Securities	78.9%

Corporate Bonds and Notes	30.3%

Aerospace and Defense	0.3%
United Technologies Corp.		5.375%	12/15/17	$350,000		$359,068

Air Freight and Logistics	0.2%
United Parcel Service Inc.		4.500%	1/15/13	200,000		207,213

Airlines	0.2%
Delta Air Lines Inc.		7.570%	11/18/10	200,000		199,376

Automobiles	0.5%
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	370,000		390,013
Ford Motor Co.		7.450%	7/16/31	110,000		72,600
General Motors Corp.		8.375%	7/5/33	50,000	EUR	52,908
General Motors Corp.		8.375%	7/15/33	120,000		84,600

						600,121

Capital Markets	3.0%
Goldman Sachs Capital II		5.793%	12/29/49	1,720,000		1,145,692	A
Lehman Brothers Holdings Capital Trust VII		5.857%	12/31/49	850,000		537,625	A
Lehman Brothers Holdings Inc.		4.500%	7/26/10	140,000		133,902
Merrill Lynch and Co. Inc.		5.700%	5/2/17	420,000		398,975
Morgan Stanley		5.550%	4/27/17	310,000		291,529
The Bear Stearns Cos. Inc.		6.400%	10/2/17	510,000		503,574
The Bear Stearns Cos. Inc.		7.250%	2/1/18	330,000		341,019

						3,352,316

Chemicals	0.6%
The Dow Chemical Co.		6.000%	10/1/12	660,000		695,216

Commercial Banks	2.0%
Comerica Capital Trust II		6.576%	2/20/37	130,000		86,582	A
SunTrust Capital VIII		6.100%	12/15/36	80,000		63,344	A
Wachovia Capital Trust III		5.800%	8/29/49	1,550,000		1,104,375	A
Wells Fargo and Co.		5.250%	10/23/12	270,000		280,010
Wells Fargo Capital X		5.950%	12/15/36	740,000		666,732	A

						2,201,043

Commercial Services and Supplies	0.4%
Waste Management Inc.		7.375%	8/1/10	460,000		484,611

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Consumer Finance	4.4%
American Express Co.		6.800%	9/1/66	$710,000	$667,563	A
Ford Motor Credit Co.		7.127%	1/13/12	1,160,000	858,099	B
Ford Motor Credit Co.		8.708%	4/15/12	1,200,000	1,127,584	B
GMAC LLC		6.875%	9/15/11	700,000	535,755
GMAC LLC		6.000%	12/15/11	1,180,000	882,042
GMAC LLC		6.750%	12/1/14	40,000	28,308
John Deere Capital Corp.		5.100%	1/15/13	100,000	103,999
Nelnet Inc.		7.400%	9/29/36	250,000	162,873	A
SLM Corp.		3.631%	1/27/14	700,000	490,267	B

					4,856,490

Diversified Financial Services	3.1%
AGFC Capital Trust I		6.000%	1/15/67	520,000	428,508	A,C
BAC Capital Trust XIII		3.200%	3/15/43	120,000	81,692	B
BAC Capital Trust XIV		5.630%	12/31/49	10,000	7,312	A
Bank of America Corp.		8.000%	12/29/49	300,000	300,360	A
Beaver Valley II Funding		9.000%	6/1/17	220,000	244,625
Capmark Financial Group Inc.		5.875%	5/10/12	350,000	221,752	C,D
General Electric Capital Corp.		6.375%	11/15/67	380,000	371,837	A
Glen Meadow Pass-Through Certificates		6.505%	2/12/67	450,000	384,102	A,C
JP Morgan Chase Capital XXII		6.450%	2/2/37	380,000	327,868	A
Kaupthing Bank Hf		7.625%	2/28/15	360,000	338,868	C,E
The Williams Cos. Inc. Credit Linked Certificate Trust		6.750%	4/15/09	170,000	172,975	C
The Williams Cos. Inc. Credit Linked Certificate Trust		6.489%	5/1/09	255,000	257,550	B,C
TNK-BP Finance SA		7.500%	3/13/13	100,000	97,375	C
ZFS Finance USA Trust II		6.450%	12/15/65	240,000	218,172	A,C

					3,452,996

Diversified Telecommunication Services	0.9%
Citizens Communications Co.		7.875%	1/15/27	40,000	34,300
Embarq Corp.		6.738%	6/1/13	110,000	106,370
Embarq Corp.		7.082%	6/1/16	250,000	236,684
Qwest Communications International Inc.		6.565%	2/15/09	67,000	66,330	B
Qwest Communications International Inc.		7.500%	2/15/14	90,000	84,600
Qwest Corp.		6.050%	6/15/13	70,000	63,000	B
Verizon Global Funding Corp.		7.250%	12/1/10	350,000	375,892
Windstream Corp.		8.625%	8/1/16	30,000	29,475

					996,651

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities	0.9%
Duke Energy Corp.		6.250%	1/15/12	$200,000	$214,782
Duke Energy Corp.		5.625%	11/30/12	160,000	170,116
Energy Future Holdings Corp.		11.250%	11/1/17	250,000	247,500	C,F
Exelon Corp.		6.750%	5/1/11	300,000	316,557
FirstEnergy Corp.		7.375%	11/15/31	20,000	21,756

					970,711

Energy Equipment and Services	0.1%
Key Energy Services Inc.		8.375%	12/1/14	70,000	69,825	C

Food and Staples Retailing	0.2%
Safeway Inc.		6.500%	3/1/11	220,000	233,863

Health Care Equipment and Supplies	0.2%
Hospira Inc.		5.550%	3/30/12	200,000	206,727

Health Care Providers and Services	1.4%
DaVita Inc.		7.250%	3/15/15	30,000	29,250
HCA Inc.		8.750%	9/1/10	50,000	50,000
HCA Inc.		6.250%	2/15/13	30,000	26,100
HCA Inc.		6.750%	7/15/13	70,000	61,950
HCA Inc.		9.125%	11/15/14	10,000	10,300
HCA Inc.		9.250%	11/15/16	90,000	93,375
HCA Inc.		9.625%	11/15/16	60,000	62,250	F
Quest Diagnostics Inc.		7.500%	7/12/11	320,000	358,331
Tenet Healthcare Corp.		9.875%	7/1/14	170,000	164,475
UnitedHealth Group Inc.		6.000%	11/15/17	440,000	429,625
Universal Health Services Inc.		6.750%	11/15/11	240,000	256,791
WellPoint Inc.		5.875%	6/15/17	10,000	9,787

					1,552,234

Independent Power Producers and Energy Traders	0.7%
Dynegy Holdings Inc.		7.750%	6/1/19	70,000	65,450
Edison Mission Energy		7.625%	5/15/27	70,000	65,800
NRG Energy Inc.		7.375%	2/1/16	60,000	58,800
The AES Corp.		9.500%	6/1/09	150,000	154,800
The AES Corp.		7.750%	10/15/15	50,000	50,375
TXU Corp.		5.550%	11/15/14	480,000	374,804

					770,029

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Insurance	0.4%
American International Group Inc.		5.850%	1/16/18	$40,000	$39,254
MetLife Capital Trust IV		7.875%	12/15/37	450,000	409,190	A,C
MetLife Inc.		6.400%	12/15/36	10,000	7,946	A
The Travelers Cos. Inc.		6.250%	3/15/37	10,000	8,820	A

					465,210

IT Services	N.M.
SunGard Data Systems Inc.		10.250%	8/15/15	30,000	30,150

Leisure Equipment and Products	N.M.
Eastman Kodak Co.		3.625%	5/15/08	10,000	9,950

Machinery	N.M.
Terex Corp.		7.375%	1/15/14	20,000	19,800

Media	1.3%
Comcast Corp.		6.500%	1/15/17	510,000	520,873
CSC Holdings Inc.		7.625%	4/1/11	60,000	59,325
EchoStar DBS Corp.		7.125%	2/1/16	130,000	121,225
Idearc Inc.		8.000%	11/15/16	90,000	58,275
News America Inc.		5.300%	12/15/14	220,000	220,025
News America Inc.		6.650%	11/15/37	10,000	10,085	C
Time Warner Inc.		6.875%	5/1/12	200,000	206,467
Turner Broadcasting System Inc.		8.375%	7/1/13	130,000	142,063
Viacom Inc.		5.750%	4/30/11	60,000	60,639

					1,398,977

Metals and Mining	0.4%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	410,000	435,113

Multi-Utilities	0.4%
CenterPoint Energy Inc.		5.875%	6/1/08	120,000	120,183
Dominion Resources Inc.		5.700%	9/17/12	280,000	293,215

					413,398

Multiline Retail	0.4%
Federated Retail Holdings Inc.		5.350%	3/15/12	140,000	133,391
JC Penney Corp. Inc.		5.750%	2/15/18	80,000	73,863
May Department Stores Co.		5.750%	7/15/14	210,000	191,831

					399,085

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Office Electronics	0.3%
Xerox Corp.		5.500%	5/15/12	$300,000	$302,527

Oil, Gas and Consumable Fuels	3.9%
Anadarko Petroleum Corp.		5.950%	9/15/16	220,000	227,513
El Paso Corp.		7.000%	5/15/11	80,000	81,289
El Paso Corp.		6.875%	6/15/14	540,000	550,679
El Paso Corp.		7.000%	6/15/17	200,000	205,702
Kerr-McGee Corp.		6.875%	9/15/11	650,000	698,701
Kinder Morgan Energy Partners LP		6.000%	2/1/17	470,000	467,729
Occidental Petroleum Corp.		6.750%	1/15/12	200,000	221,329
Pemex Project Funding Master Trust		4.100%	6/15/10	24,000	23,820	B,C
Pemex Project Funding Master Trust		3.676%	12/3/12	196,000	190,806	B,C
Pemex Project Funding Master Trust		5.750%	3/1/18	250,000	255,095	C
The Williams Cos. Inc.		6.375%	10/1/10	60,000	61,500	C
The Williams Cos. Inc.		6.729%	10/1/10	280,000	285,600	B,C
The Williams Cos. Inc.		7.875%	9/1/21	110,000	119,212
The Williams Cos. Inc.		7.500%	1/15/31	40,000	41,700
The Williams Cos. Inc.		7.750%	6/15/31	110,000	116,875
The Williams Cos. Inc.		8.750%	3/15/32	10,000	11,550
XTO Energy Inc.		7.500%	4/15/12	100,000	110,757
XTO Energy Inc.		6.250%	4/15/13	190,000	206,487
XTO Energy Inc.		5.650%	4/1/16	460,000	471,886

					4,348,230

Paper and Forest Products	0.2%
Weyerhaeuser Co.		6.750%	3/15/12	180,000	189,256

Real Estate Investment Trusts	0.5%
iStar Financial Inc.		5.500%	6/15/12	470,000	347,800
iStar Financial Inc.		5.950%	10/15/13	310,000	226,300

					574,100

Real Estate Management and Development	0.1%
Realogy Corp.		12.375%	4/15/15	150,000	66,750

Road and Rail	N.M.
Hertz Corp.		10.500%	1/1/16	50,000	46,813

Semiconductors and Semiconductor Equipment	0.1%
Freescale Semiconductor Inc.		8.875%	12/15/14	90,000	70,425

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Thrifts and Mortgage Finance	2.0%
Countrywide Financial Corp.		3.345%	5/5/08	$80,000	$79,481	B
Countrywide Financial Corp.		2.819%	3/24/09	230,000	211,283	B
Countrywide Financial Corp.		5.800%	6/7/12	600,000	543,592
Residential Capital LLC		6.370%	11/21/08	80,000	54,400	B
Residential Capital LLC		7.098%	4/17/09	200,000	114,000	B
Residential Capital LLC		7.828%	4/17/09	930,000	344,100	B,C
Residential Capital LLC		6.178%	5/22/09	160,000	91,200	B,D
Residential Capital LLC		8.375%	6/30/10	330,000	165,825
Residential Capital LLC		8.000%	2/22/11	300,000	147,000	D
Washington Mutual Inc.		4.625%	4/1/14	300,000	211,500
Washington Mutual Inc.		7.250%	11/1/17	360,000	281,700

					2,244,081

Wireless Telecommunication Services	1.2%
New Cingular Wireless Services Inc.		8.125%	5/1/12	400,000	447,637
Sprint Capital Corp.		8.375%	3/15/12	590,000	545,750
Vodafone Group PLC		5.350%	2/27/12	330,000	334,169

					1,327,556

Total Corporate Bonds and Notes (Cost—$37,531,672)					33,549,911
Asset-Backed Securities	0.7%

Indexed SecuritiesB	0.7%
Long Beach Mortgage Loan Trust 2005-WL3 2A2A		2.739%	11/25/35	142,314	139,654
Washington Mutual Master Note Trust 2006-A3A A3		2.848%	9/15/13	700,000	666,771	C

Total Asset-Backed Securities (Cost—$830,109)					806,425
Mortgage-Backed Securities	3.6%

Fixed Rate Securities	N.M.
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2004-RA1		7.000%	3/25/34	18,263	18,252

Indexed SecuritiesB	1.7%
Bear Stearns Structured Products Inc. 2007-R10 A1		2.956%	9/26/37	821,685	784,709	C
GMAC Mortgage Corp. Loan Trust 2005-AR5 3A1		5.051%	9/19/35	138,013	132,538

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesB—Continued
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.260%	11/25/37	$452,828	$431,523
MASTR Adjustable Rate Mortgages Trust 2004-13		3.786%	11/21/34	550,000	523,834
MLCC Mortgage Investors Inc. 2004-B		6.943%	5/25/29	13,140	12,545

					1,885,149

Variable Rate SecuritiesG	1.9%
Banc of America Funding Corp. 2005-B		5.096%	4/20/35	153,171	155,166
Bear Stearns Alt-A Trust 2005-2		4.701%	4/25/35	111,504	107,021
Countrywide Home Loans 2004-20		7.022%	9/25/34	13,108	10,311
JP Morgan Mortgage Trust 2004-A3		4.305%	7/25/34	483,036	486,959
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		4.580%	2/25/34	341,641	322,709
MLCC Mortgage Investors Inc. 2005-1 2A1		4.966%	4/25/35	53,117	53,690
MLCC Mortgage Investors Inc. 2005-1 2A2		4.966%	4/25/35	172,629	174,492
Structured Adjustable Rate Mortgage Loan Trust 2004-6 3A2		4.710%	6/25/34	160,777	162,755
Washington Mutual Inc. 2005-AR12		4.834%	10/25/35	418,018	387,464
Washington Mutual Inc. 2005-AR4		4.671%	4/25/35	300,000	279,570

					2,140,137

Total Mortgage-Backed Securities (Cost—$4,168,069)					4,043,538
U.S. Government and Agency Obligations	17.4%

Fixed Rate Securities	15.2%
Fannie Mae		5.200%	11/20/09	800,000	802,770
Farmer Mac		4.250%	7/29/08	80,000	80,469
Farmer Mac		5.125%	4/19/17	400,000	427,324	C
Federal Home Loan Bank		5.125%	6/13/08	140,000	140,746
Federal Home Loan Bank		5.000%	12/21/15	540,000	579,485
Federal Home Loan Bank		5.500%	7/15/36	10,000	10,929
Freddie Mac		3.500%	5/29/13	340,000	342,253
Freddie Mac		5.600%	9/26/13	130,000	131,901
Tennessee Valley Authority		5.625%	1/18/11	10,000	10,791
Tennessee Valley Authority		6.790%	5/23/12	210,000	237,969
Tennessee Valley Authority		5.980%	4/1/36	10,000	11,251
United States Treasury Bonds		8.750%	5/15/17	20,000	28,180
United States Treasury Bonds		8.875%	8/15/17	10,000	14,245
United States Treasury Notes		3.750%	5/15/08	3,940,000	3,951,390

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Notes		4.000%	8/31/09	$790,000	$817,033
United States Treasury Notes		6.500%	2/15/10	40,000	43,562
United States Treasury Notes		4.500%	11/15/10	2,490,000	2,670,137
United States Treasury Notes		4.875%	5/31/11	400,000	436,562
United States Treasury Notes		4.500%	9/30/11	870,000	942,862
United States Treasury Notes		4.625%	10/31/11	470,000	511,970
United States Treasury Notes		4.875%	6/30/12	470,000	517,918
United States Treasury Notes		4.625%	7/31/12	890,000	972,881
United States Treasury Notes		4.125%	8/31/12	2,060,000	2,209,832
United States Treasury Notes		4.250%	11/15/17	870,000	928,249

					16,820,709

Treasury Inflation-Protected SecuritiesH	2.2%
United States Treasury Inflation-Protected Security		2.000%	1/15/14	205,594	222,684
United States Treasury Inflation-Protected Security		2.000%	7/15/14	11,196	12,159
United States Treasury Inflation-Protected Security		1.875%	7/15/15	141,053	152,260
United States Treasury Inflation-Protected Security		2.000%	1/15/16	191,399	207,534
United States Treasury Inflation-Protected Security		2.500%	7/15/16	104,503	117,721
United States Treasury Inflation-Protected Security		2.625%	7/15/17	875,729	997,921
United States Treasury Inflation-Protected Security		2.375%	1/15/25	78,374	85,275
United States Treasury Inflation-Protected Security		2.000%	1/15/26	106,333	109,623
United States Treasury Inflation-Protected Security		2.375%	1/15/27	444,771	485,495
United States Treasury Inflation-Protected Security		1.750%	1/15/28	130,962	129,826

					2,520,498

Total U.S. Government and Agency Obligations (Cost—$18,466,112)					19,341,207

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government Agency Mortgage-Backed Securities	17.1%
Fixed Rate Securities	15.2%
Fannie Mae		5.000%	2/1/36	$1,135,394	$1,125,414
Fannie Mae		5.000%	4/14/38	10,320,000	10,213,580	I
Fannie Mae		5.500%	4/14/38	4,200,000	4,239,375	I
Freddie Mac		5.000%	4/14/38	100,000	99,000	I
Government National Mortgage Association		5.000%	5/20/38	1,200,000	1,196,626	I

					16,873,995

Indexed SecuritiesB	1.9%
Fannie Mae		4.275%	12/1/34	547,504	552,817
Fannie Mae		4.596%	9/1/35	265,921	267,429
Fannie Mae		5.874%	8/1/37	394,098	401,049
Freddie Mac		4.088%	1/1/35	19,469	19,339
Freddie Mac		4.148%	1/1/35	32,198	32,199
Freddie Mac		6.114%	9/1/37	778,763	790,921

					2,063,754

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$18,660,879)					18,937,749
Yankee BondsJ	9.3%

Commercial Banks	4.0%
Banco Santiago SA		3.340%	12/9/09	200,000	193,000	B,C
Glitnir Banki Hf		4.334%	1/21/11	640,000	487,507	B,C
Glitnir Banki Hf		4.421%	1/18/12	100,000	75,634	B,C
Glitnir Banki Hf		6.375%	9/25/12	260,000	221,843	C
Glitnir Banki Hf		6.693%	6/15/16	100,000	80,601	A,C
Kaupthing Bank Hf		5.750%	10/4/11	580,000	462,977	C
Landsbanki Islands Hf		6.100%	8/25/11	330,000	288,306	C
Landsbanki Islands Hf		7.431%	10/19/17	250,000	209,292	A,C
Resona Preferred Global Securities		7.191%	12/29/49	680,000	593,863	A,C
Royal Bank of Scotland Group PLC		9.118%	3/31/49	180,000	181,587
Santander Issuances		5.805%	6/20/16	140,000	138,925	A,C
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	750,000	497,109	A,C
TuranAlem Finance BV		5.269%	1/22/09	130,000	121,654	B,C
VTB Capital SA for Vneshtorgbank		3.839%	8/1/08	578,000	571,497	B,C
VTB Capital SA for Vneshtorgbank		4.812%	11/2/09	280,000	274,357	B,C

					4,398,152

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee BondsJ—Continued

Diversified Financial Services	1.0%
Aiful Corp.		5.000%	8/10/10	$390,000	$367,802	C
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	450,000	366,704	A
TNK-BP Finance SA		6.875%	7/18/11	380,000	370,025	C

					1,104,531

Diversified Telecommunication Services	2.6%
British Telecommunications PLC		8.625%	12/15/10	350,000	384,917	D
Deutsche Telekom International Finance BV		5.750%	3/23/16	500,000	494,337
France Telecom SA		7.750%	3/1/11	400,000	433,737
Intelsat Bermuda Ltd.		11.250%	6/15/16	30,000	30,413
Koninklijke (Royal) KPN NV		8.000%	10/1/10	490,000	526,139
Telecom Italia Capital SpA		5.250%	10/1/15	420,000	381,573
Telefonica Emisiones S.A.U.		3.442%	2/4/13	680,000	602,747	B

					2,853,863

Energy Equipment and Services	0.2%
Transocean Inc.		5.250%	3/15/13	220,000	224,815

Foreign Governments	0.1%
Russian Federation		7.500%	3/31/30	39,600	45,599	A,C
United Mexican States		6.750%	9/27/34	9,000	10,040

					55,639

Health Care Equipment and Supplies	0.2%
Baxter Finco BV		4.750%	10/15/10	220,000	227,224

Industrial Conglomerates	0.4%
Tyco International Group SA		6.000%	11/15/13	460,000	461,916

Metals and Mining	0.4%
Vale Overseas Ltd.		6.250%	1/23/17	460,000	458,104

Oil, Gas and Consumable Fuels	0.3%
Gazprom		6.212%	11/22/16	190,000	175,750	C
Gazprom		6.510%	3/7/22	110,000	98,037	C
OPTI Canada Inc.		8.250%	12/15/14	100,000	99,000

					372,787

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	100,000	98,862

Total Yankee Bonds (Cost—$11,265,224)					10,255,893

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Preferred Stocks	0.5%
Fannie Mae		8.250%		8,850	shs	$212,843
Freddie Mac		8.375%		12,075		294,630

Total Preferred Stocks (Cost—$523,125)						507,473

Total Long-Term Securities (Cost—$91,445,190)						87,442,196
Short-Term Securities	34.7%

U.S. Government and Agency Obligations	0.6%
Fannie Mae		0.000%	4/30/08	$26,000		25,913	K,L
Fannie Mae		0.000%	12/15/08	671,000		661,479	K,L

						687,392

Repurchase Agreement	34.1%
Goldman Sachs & Company 2.23%, dated 3/31/08, to be repurchased at $37,775,340 on 4/1/08 (Collateral: $31,325,000 Tennessee Valley Authority bond, 8.25%, due 4/15/42, value $38,529,750)				37,773,000		37,773,000

Total Short-Term Securities (Cost—$38,461,308)						38,460,392
Total Investments (Cost—$129,906,498)M	113.6%					$125,902,588
Other Assets Less Liabilities	(13.6)%					(15,088,820)

Net Assets	100.0%					$110,813,768

	EXPIRATION	CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedN
Euribor Futures	June 2008	29	$(34,580)
Euribor Futures	September 2008	10	(25,349)
Euribor Futures	December 2008	12	(6,491)
Eurodollar Futures	June 2008	14	95,380
Eurodollar Futures	September 2008	31	61,258
Eurodollar Futures	December 2008	8	14,973
Eurodollar Futures	March 2009	25	18,088
Eurodollar Futures	June 2009	3	11,410
Eurodollar Futures	September 2009	3	10,885
German Republic Bond Futures	June 2008	9	(16,725)
LIBOR Futures	June 2008	2	1,801
LIBOR Futures	September 2008	15	(16,349)
Sterling Futures	December 2008	29	(13,764)
U.S. Treasury Note Futures	June 2008	100	202,672

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	EXPIRATION	CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedN—Continued
U.S. Treasury Note Futures	June 2008	131	$232,603
U.S. Treasury Note Futures	June 2008	24	27,646

			$563,458

Options WrittenN
Barclays Swaption Call, Strike Price $1.20	April 2008	2,050,000	$5,945
Bear Stearns Swaption Call, Strike Price $1.20	April 2008	3,100,000	7,130
Eurodollar Futures Call, Strike Price $97.25	September 2008	14	(16,695)
U.S. Treasury Note Futures Call, Strike Price $121.00	May 2008	28	(7,562)
U.S. Treasury Note Futures Put, Strike Price $113.00	May 2008	20	24,275

			$13,093

N.M. – Not Meaningful.

A

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

B

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2008.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 10.08% of net assets.

D	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
E	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for the securities was $338,868.
F	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
H

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

I	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
J	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
K	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
L	All or a portion of this security is collateral to cover futures and options contracts written.
M	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,600,557
Gross unrealized depreciation	(5,625,283)

Net unrealized depreciation	$(4,024,726)

N	Options and futures are described in more detail in the notes to financial statements.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

EUR—Euro

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Plus Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$91,445,190)		$87,442,196
Short-term securities at value (Cost—$38,461,308)		38,460,392
Cash		379
Foreign currency at value (Cost—$20,685)		20,727
Receivable for securities sold		1,192,125
Interest receivable		1,129,042
Deposits with brokers for open futures contracts		244,037
Unrealized appreciation of forward foreign currency contracts		132,974
Other assets		300,000

Total assets		128,921,872

Liabilities:
Payable for securities purchased	$16,748,341
Swap contracts at value	863,550
Unrealized depreciation of forward foreign currency contracts	220,990
Options written (Proceeds—$70,375)	57,283
Futures variation margin payable	40,203
Income distribution payable	30,508
Accrued management fee	35,493
Payable for fund shares repurchased	25,000
Amount payable for open swaps	7,109
Accrued expenses	79,627

Total liabilities		18,108,104

Net Assets		$110,813,768

Net assets consist of:
Accumulated paid-in-capital		$113,433,722
Overdistributed net investment income		34,069
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		1,480,812
Net unrealized depreciation on investments, options, futures, swaps and foreign currency translations		(4,134,835)

Net Assets		$110,813,768

Net Asset Value Per Share:
Institutional Class (11,462,257 shares outstanding)		$9.67

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Plus Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest		$5,527,905
Expenses:
Management fees	404,576
Audit and legal fees	79,762
Custodian fees	37,719
Directors’ fees and expenses	3,572
Registration fees	6,395
Reports to shareholders	11,975
Transfer agent and shareholder servicing expense:
Institutional Class	14,104
Other expenses	24,241

	582,344
Less: Fees waived	(124,716)
Compensating balance credits	(2,481)

Net expenses		455,147

Net Investment Income		5,072,758
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	573,728
Options	175,472
Futures	935,985
Swaps	1,405
Foreign currency transactions	(220)

		1,686,370
Change in unrealized appreciation/(depreciation) of:
Investments, options, futures, swaps and foreign currency translations	(4,385,681)
Assets and liabilities denominated in foreign currency	(1,414)

		(4,387,095)

Net Realized and Unrealized Loss on Investments		(2,700,725)

Change in Net Assets Resulting From Operations		$2,372,033

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Plus Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$5,072,758	$3,918,725
Net realized gain	1,686,370	225,039

Change in unrealized appreciation/(depreciation)	(4,387,095)	1,511,215

Change in net assets resulting from operations	2,372,033	5,654,979

Distributions to shareholders from:
Net investment income:
Institutional Class	(4,962,617)	(3,920,425)
Net realized gain on investments:
Institutional Class	(254,925)	—

Change in net assets from fund share transactions:
Institutional Class	26,837,152	15,179,431

Change in net assets	23,991,643	16,913,985

Net Assets:
Beginning of year	$86,822,125	$69,908,140

End of year	$110,813,768	$86,822,125

(Overdistributed)/Undistributed net investment income	$34,069	$(32,207)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005
Net asset value, beginning of year	$9.95		$9.74		$9.86		$10.00

Investment operations:
Net investment income	.49	A	.45	A	.40	B	.32	B
Net realized and unrealized gain/(loss)	(.26)		.21		(.11)		(.14)

Total from investment operations	.23		.66		.29		.18

Distributions from:
Net investment income	(.49)		(.45)		(.41)		(.32)
Net realized gain on investments	(.02)		—		—		—

Total distributions	(.51)		(.45)		(.41)		(.32)

Net asset value, end of year	$9.67		$9.95		$9.74		$9.86

Total return	2.35%		6.98%		2.99%		1.81%

Ratios to Average Net Assets:C
Total expenses	.58%		.63%		.76%		1.22%
Expenses net of waivers, if any	.45%		.45%		.45%		.45%
Expenses net of all reductions	.45%		.45%		.45%		.45%
Net investment income	5.0%		4.6%		4.1%		3.1%

Supplemental Data:
Portfolio turnover rate	300.0%		312.2%		368.6%		463.5%
Net assets, end of year (in thousands)	$110,814		$86,822		$69,908		$40,637

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Limited Duration Bond Portfolio

The average annual total returns for the Western Asset Limited Duration Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08		Average Annual Total Returns
		One Year	Three Years	Since InceptionA
Western Asset Limited Duration Bond Portfolio:
Institutional Class	-4.33%	-4.72%	+1.24%	+1.36%
Merril Lynch 1-3 Year Treasury IndexB	+2.98%	+9.00%	+5.41%	+3.76%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.58%. Gross expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees and other expenses.

The net expense ratio for the Institutional Class was 0.40%. Net expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses of the Institutional Class to 0.40% of the Fund’s average daily net assets attributable to the Institutional Class.

A

The Fund’s Institutional Class inception date is October 1, 2003. Since-inception index returns are for periods beginning September 30, 2003. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A total rate of return index based on daily closing prices and consisting of Treasury bills with a maturity of 1 to 3 years.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

A year ago, the Federal Reserve Board’s (Fed)C predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted Spread (Ted),D a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)E in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

The impact of market conditions on the Fund’s performance was negative for the 12-month period ended March 31, 2008, with strategies producing negative results. For this period, the Fund’s Institutional Class had a total return of -4.72%, which underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index with a return of +9.00%. Agency mortgage exposure was a large negative with spreads widening significantly as volatility spiked and extension risk rose. Non-agency structured securities also underperformed heavily, and a further deleveraging from REITS, hedge funds and investment banks led to massive forced selling, causing non-agency mortgage-backed securities to decline dramatically in price. Investment grade credit corporate debt suffered on the flight to the safety of U.S. Treasuries following the eruption of the financial crisis. An emphasis on the financial sector was a further detractor as losses were heaviest in this area. Duration and curve strategies resulted in modest gains in performance.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a Fund’s share price.

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points (bps) = 1%

Annual Report to Shareholders

Expense Example

Western Asset Limited Duration Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007 and held through March 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Institutional Class:
Actual	$1,000.00	$946.40	$1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.99	$2.03

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.40% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Limited Duration Bond Portfolio

The graph compares the Fund’s total returns to that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning September 30, 2003.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

C	Source: Standard & Poor's.
D	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Limited Duration Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	113.5%

Corporate Bonds and Notes	22.4%

Aerospace and Defense	0.2%
United Technologies Corp.		5.375%	12/15/17	$240,000	$246,218

Air Freight and Logistics	0.2%
United Parcel Service Inc.		4.500%	1/15/13	200,000	207,211

Airlines	0.4%
Northwest Airlines Inc.		3.820%	5/20/14	440,456	396,444	A

Capital Markets	2.4%
Goldman Sachs Capital II		5.793%	12/29/49	1,280,000	852,608	B
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	570,000	360,525	B
Lehman Brothers Holdings Inc.		6.500%	7/19/17	200,000	189,929
Merrill Lynch and Co. Inc.		6.050%	8/15/12	400,000	406,255
Morgan Stanley		6.600%	4/1/12	200,000	207,356
The Bear Stearns Cos. Inc.		6.400%	10/2/17	230,000	227,102
The Goldman Sachs Group Inc.		6.600%	1/15/12	210,000	222,035

					2,465,810

Commercial Banks	1.3%
HSBC Bank PLC		6.724%	7/20/12	500,000	413,015	A,C
HSBC Bank PLC		8.320%	8/20/12	40,000	36,372	A
SunTrust Capital VIII		6.100%	12/15/36	60,000	47,508	B
Wachovia Capital Trust III		5.800%	8/29/42	980,000	698,250	B
Wells Fargo Capital X		5.950%	12/15/36	150,000	135,148	B

					1,330,293

Consumer Finance	3.0%
American Express Co.		6.800%	9/1/66	300,000	282,069	B
Ford Motor Credit Co.		6.625%	6/16/08	1,510,000	1,492,936
GMAC LLC		3.749%	9/23/08	1,190,000	1,122,698	A
Nelnet Inc.		7.400%	9/29/36	280,000	182,418	B

					3,080,121

Diversified Financial Services	4.6%
AGFC Capital Trust I		6.000%	1/15/67	630,000	519,154	B,C
Bank of America Corp.		8.000%	12/29/49	300,000	300,360	B
Capmark Financial Group Inc.		5.875%	5/10/12	300,000	190,073	C,D
Citigroup Inc.		5.000%	9/15/14	500,000	471,213
General Electric Capital Corp.		5.000%	12/1/10	270,000	282,423

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
General Electric Capital Corp.		6.375%	11/15/67	$450,000	$440,334	B
IBM International Group Capital LLC		5.050%	10/22/12	540,000	564,061
JPMorgan Chase Bank NA		7.293%	2/11/11	805,000	796,989	A
Kaupthing Bank Hf		7.625%	2/28/15	700,000	658,910	C,E
TNK-BP Finance SA		7.500%	3/13/13	110,000	107,112	C
ZFS Finance USA Trust III		3.950%	12/15/65	540,000	442,800	B,C

					4,773,429

Diversified Telecommunication Services	0.1%
Qwest Corp.		8.875%	3/15/12	130,000	132,600

Electric Utilities	0.5%
FirstEnergy Corp.		6.450%	11/15/11	110,000	115,143
Ohio Edison Co. Credit Linked Certificate Trust		5.647%	6/15/09	20,000	20,277	C,D
Pacific Gas and Electric Co.		4.800%	3/1/14	400,000	403,466

					538,886

Health Care Equipment and Supplies	0.2%
Hospira Inc.		5.550%	3/30/12	200,000	206,727

Health Care Providers and Services	0.3%
Quest Diagnostics Inc.		5.125%	11/1/10	180,000	184,668
UnitedHealth Group Inc.		4.875%	2/15/13	110,000	108,657

					293,325

IT Services	0.7%
Electronic Data Systems Corp.		7.125%	10/15/09	690,000	703,741

Leisure Equipment and Products	N.M.
Eastman Kodak Co.		7.250%	11/15/13	10,000	9,550

Media	2.1%
Clear Channel Communications Inc.		6.625%	6/15/08	60,000	59,550
Clear Channel Communications Inc.		4.250%	5/15/09	760,000	737,200
Comcast Cable Communications Inc.		6.875%	6/15/09	300,000	309,784
Comcast Cable Communications Inc.		6.750%	1/30/11	200,000	207,932
Liberty Media LLC		7.875%	7/15/09	300,000	301,042
The Walt Disney Co.		4.700%	12/1/12	160,000	164,233
Time Warner Inc.		5.500%	11/15/11	400,000	397,159

					2,176,900

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Multi-Utilities	0.5%
CenterPoint Energy Inc.		5.875%	6/1/08	$150,000	$150,229
Dominion Resources Inc.		4.750%	12/15/10	400,000	409,374

					559,603

Multiline Retail	0.2%
Federated Retail Holdings Inc.		5.350%	3/15/12	150,000	142,919
May Department Stores Co.		5.750%	7/15/14	50,000	45,674

					188,593

Office Electronics	0.2%
Xerox Corp.		5.500%	5/15/12	170,000	171,432

Oil, Gas and Consumable Fuels	2.3%
Devon Financing Corp. ULC		6.875%	9/30/11	260,000	283,785
El Paso Natural Gas Co.		5.950%	4/15/17	370,000	362,915
Hess Corp.		6.650%	8/15/11	420,000	452,186
Kinder Morgan Energy Partners LP		6.750%	3/15/11	310,000	324,761
Pemex Project Funding Master Trust		6.125%	8/15/08	6,000	6,039
Pemex Project Funding Master Trust		4.100%	6/15/10	242,000	240,669	A,C
Pemex Project Funding Master Trust		4.100%	6/15/10	59,000	58,558	A,C
Pemex Project Funding Master Trust		3.676%	12/3/12	380,000	369,930	A,C
XTO Energy Inc.		5.650%	4/1/16	290,000	297,493

					2,396,336

Real Estate Investment Trusts	0.6%
iStar Financial Inc.		3.140%	9/15/09	300,000	240,520	A
iStar Financial Inc.		5.650%	9/15/11	500,000	380,000

					620,520

Thrifts and Mortgage Finance	2.0%
Countrywide Financial Corp.		3.345%	5/5/08	30,000	29,805	A
Countrywide Financial Corp.		2.819%	3/24/09	570,000	523,615	A
Countrywide Financial Corp.		5.800%	6/7/12	60,000	54,359
Residential Capital LLC		6.370%	11/21/08	700,000	476,000	A
Residential Capital LLC		7.098%	4/17/09	510,000	290,700	A
Residential Capital LLC		8.000%	2/22/11	1,000,000	490,000	D
Washington Mutual Bank		2.950%	6/16/10	250,000	202,649	A

					2,067,128

Wireless Telecommunication Services	0.6%
Sprint Capital Corp.		6.125%	11/15/08	200,000	198,500

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services—Continued
Vodafone Group PLC		5.350%	2/27/12	$400,000	$405,054

					603,554

Total Corporate Bonds and Notes (Cost—$25,644,937)					23,168,421
Asset-Backed Securities	14.6%

Fixed Rate Securities	1.2%
Countryplace Manufactured Housing Contract Trust 2007-1 A1		5.484%	7/15/37	300,425	300,044	C
Countryplace Manufactured Housing Contract Trust 2007-1 A2		5.232%	7/15/37	500,000	489,992	C
GMAC Mortgage Corp. Loan Trust 2005-HE2 A3		4.622%	11/25/35	333,399	316,138
Prestige Auto Receivables Trust 2005-1A		4.370%	6/16/12	107,557	106,811	C
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	40,695	39,371

					1,252,356

Indexed SecuritiesA	13.4%
AESOP Funding II LLC 2004-2A		2.756%	4/20/10	500,000	464,495	C
Ameriquest Mortgage Securities Inc. 2005-R11 A2D		2.929%	1/25/36	240,000	179,010
Asset Backed Securities Corp. Home Equity Loan Trust 2005-HE5 A1		2.759%	6/25/35	278,695	275,445
Bayview Financial Acquisition Trust 2004-C		3.308%	5/28/44	89,666	79,786
Bayview Financial Acquisition Trust 2006-D 2A4		2.958%	12/28/36	638,479	588,458
Bear Stearns Asset-Backed Securities Trust 2003-SD1 A		3.049%	12/25/33	376,780	282,179
Bear Stearns Asset-Backed Securities Trust 2007-HE6 1A1		3.849%	8/25/37	451,924	418,165
Bear Stearns Asset-Backed Securities Inc. 2005-AQ2		2.869%	9/25/35	336,638	331,820
Bear Stearns Asset-Backed Securities Inc. 2007-SD2 2A1		2.999%	9/25/46	399,632	303,477
Bear Stearns Asset-Backed Securities Trust 2006-SD2		2.799%	6/25/36	375,890	337,919
BNC Mortgage Loan Trust 2007-1 A3		2.699%	3/25/37	500,000	411,836
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		3.339%	10/25/32	15,502	13,135

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		2.999%	11/25/46	$844,320	$506,330	C
Countrywide Asset-Backed Certificates 2002-3		3.339%	5/25/32	7,179	6,498
Countrywide Asset-Backed Certificates 2007-13 2A1		3.499%	10/25/47	545,975	448,708
Countrywide Asset-Backed Certificates 2007-SE1 1A1		3.149%	5/25/47	949,352	785,978	C
Countrywide Asset-Backed Certificates 2007-SEA2 1A1		3.599%	8/25/47	465,013	449,801	C
Countrywide Home Equity Loan Trust 2004-J		3.108%	12/15/33	33,853	29,759
Countrywide Home Equity Loan Trust 2004-O		3.098%	2/15/34	62,330	50,757
Countrywide Home Equity Loan Trust 2007-GW A		3.368%	8/15/37	675,312	539,400
Ellington Loan Acquisition Trust 2007-1 A2A1		3.599%	5/26/37	294,861	282,560	C
FLAC Holdings LLC 2006-1 A1		3.020%	12/15/18	425,373	297,015	C
GSAA Home Equity Trust 2005-8 A2		2.819%	6/25/35	1,000,000	673,595
HSI Asset Securitization Corp. Trust 2005-I1 2A1		2.719%	11/25/35	40,886	40,777
Ixis Real Estate Capital Trust 2006-HE2 A3		2.759%	8/25/36	900,000	724,050
Long Beach Mortgage Loan Trust 2006-A A1		2.689%	5/25/36	469,768	152,893
MASTR Specialized Loan Trust 2006-3 A		2.859%	6/25/46	580,537	507,133	C
Morgan Stanley Mortgage Loan Trust 2006-12XS		2.719%	10/25/36	387,094	382,908
Origen Manufactured Housing 2006-A		2.968%	11/15/18	331,022	305,323
Ownit Mortgage Loan Asset-Backed Certificates 2005-2 A2C		2.899%	3/25/36	52,766	48,413
RAAC Series 2007-RP2 A		2.949%	2/25/46	663,653	497,482	C
RAAC Series 2007-RP2 M1		3.249%	2/25/46	600,000	322,336	C
Rental Car Finance Corp. 2004-1A		2.799%	6/25/09	375,000	374,771	C
Residential Asset Mortgage Products Inc. 2002-RS6		3.499%	11/25/32	8,801	5,894
Residential Asset Securities Corp. 2006-KS1 A4		2.899%	2/25/36	310,000	210,965
SACO I Trust 2006-3 A3		2.829%	4/25/36	808,929	449,527
Securitized Asset Backed Receivables LLC 2006-FR3 A2		2.739%	5/25/36	800,000	725,456
SLM Student Loan Trust 2007-6 A1		3.501%	4/27/15	490,282	487,826
Superior Wholesale Inventory Financing Trust 2004-A10		2.918%	9/15/11	500,000	484,745

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
WaMu Asset-Backed Certificates 2007-HE1 2A3		2.749%	1/25/37	$500,000	$393,398

					13,870,023

Total Asset-Backed Securities (Cost—$18,481,113)					15,122,379
Mortgage-Backed Securities	26.6%

Fixed Rate Securities	0.7%
Countrywide Alternative Loan Trust 2004-J1		6.000%	2/25/34	40,722	37,956
Residential Asset Mortgage Products Inc. 2004-SL1		7.000%	11/25/31	153,200	157,476
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	26,036	25,095
Residential Asset Mortgage Products Inc. 2005-SL1		8.000%	5/25/32	520,281	510,331

					730,858

Indexed SecuritiesA	19.2%
American Home Mortgage Investment Trust 2005-4 5A		5.350%	11/25/45	952,305	808,771
American Home Mortgage Investment Trust 2005-SD1		3.049%	9/25/35	449,464	430,987	C
Banc of America Mortgage Securities 2003-D		4.569%	5/25/33	156,396	157,105
Banc of America Mortgage Securities 2005-F		5.011%	7/25/35	740,001	723,455
Bayview Commercial Asset Trust 2005-2A A2		2.949%	8/25/35	382,351	356,980	C
Bear Stearns Alt-A Trust 2007-1 1A1		2.759%	1/25/47	1,017,330	639,012
Bear Stearns ARM Trust 2004-10		4.700%	1/25/35	335,984	334,895
Bear Stearns Second Lien Trust 2007-SV1A A1		2.819%	12/25/36	407,083	305,312	C
Bear Stearns Structured Products Inc. 2007-R10 A1		2.956%	9/26/37	915,836	874,624	C
CBA Commercial Small Balance Commercial Trust 2005-1A		2.919%	7/25/35	389,177	252,965	C
Citigroup Mortgage Loan Trust Inc. 2005-5		5.444%	8/25/35	247,312	169,687
Countrywide Alternative Loan Trust 2005-38 A3		2.949%	9/25/35	294,158	232,379
Countrywide Alternative Loan Trust 2005-51 2A1		2.836%	11/20/35	298,621	236,995
Countrywide Alternative Loan Trust 2006-0A22 A1		2.759%	2/25/47	983,322	748,278

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Alternative Loan Trust 2006-OA1 2A1		2.746%	3/20/46	$244,880	$185,709
Countrywide Asset-Backed Certificates 2005-IM1		3.415%	11/25/35	359,713	328,015
Countrywide Home Loans 2005-R3		2.999%	9/25/35	516,127	440,328	C
Credit Suisse/Morgan Stanley Commercial Mortgage Trust 2006-HC1A		3.008%	5/15/23	594,157	559,513	C
Crusade Global Trust 2003-2		2.954%	9/18/34	48,499	48,434	F
CS First Boston Mortgage Securities Corp. 2004-AR5 7A2		4.598%	6/25/34	318,039	319,801
CS First Boston Mortgage Securities Corp. 2004-AR6 1A1		5.545%	10/25/34	232,779	235,982
First Horizon Alternative Mortgage Securities 2004-AA4 A1		5.379%	10/25/34	241,133	222,361
Granite Mortgages PLC 2003-1		4.084%	1/20/20	18,235	18,143	C,F
Greenpoint Mortgage Funding Trust 2006-AR7 1A1B		2.719%	12/25/46	404,119	356,079
GSMPS Mortgage Loan Trust 2005-RP3		2.949%	9/25/35	409,459	341,936	C
Harborview Mortgage Loan Trust 2006-13 A		2.739%	11/19/46	374,318	281,317
Harborview Mortgage Loan Trust 2006-7		2.759%	10/19/37	604,130	459,927
Harborview Mortgage Loan Trust 2007-7 2A1A		3.599%	11/25/47	581,858	436,394
JPMorgan Mortgage Trust 2004-A1 1A1		4.340%	10/25/33	246,086	232,232
JPMorgan Mortgage Trust 2004-A1 1A1		4.801%	2/25/34	312,436	283,675
Luminent Mortgage Trust 2006-2		2.799%	2/25/46	544,419	412,240
Luminent Mortgage Trust 2006-7 2A2		2.819%	12/25/36	1,078,411	673,138
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	350,000	333,349
MASTR Adjustable Rate Mortgages Trust 2006-OA2 1A1		5.322%	12/25/46	557,237	393,581
MASTR Specialized Loan Trust 2006-2		2.859%	2/25/36	344,553	308,877	C
Medallion Trust 2003-1G		2.789%	12/21/33	51,941	48,786	F
MLCC Mortgage Investors Inc. 2003-H		6.708%	1/25/29	18,296	17,945
Sequoia Mortgage Trust 2003-2 A2		5.759%	6/20/33	27,892	24,319
Structured Adjustable Rate Mortgage Loan Trust 2005-16XS		2.939%	8/25/35	163,961	128,329
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		2.899%	10/25/35	212,262	169,268
Structured Asset Mortgage Investments Inc. 2006-AR5 2A1		2.809%	5/25/36	332,454	247,667

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Structured Asset Mortgage Investments Inc. 2006-AR5 4A1		2.819%	5/25/46	$522,276	$394,484
Structured Asset Mortgage Investments Inc. 2006-AR6		2.789%	7/25/36	583,713	394,114
Structured Asset Mortgage Investments Inc. 2006-AR7 A1A		2.809%	8/25/36	703,161	516,491
Thornburg Mortgage Securities Trust 2005-2 A4		2.849%	7/25/45	875,071	872,064
Thornburg Mortgage Securities Trust 2005-3		2.839%	10/25/35	598,817	584,431
Wachovia Mortgage Loan Trust LLC 2005-A		5.399%	8/20/35	197,658	200,203
WaMu Mortgage Pass Through Certificates 2003-AR8 A		4.030%	8/25/33	323,023	312,539
WaMu Mortgage Pass-Through Certificates 2003-AR10		4.054%	10/25/33	600,000	558,305
WaMu Mortgage Pass-Through Certificates 2005-AR19		3.009%	12/25/45	500,000	411,425
WaMu Mortgage Pass-Through Certificates 2006-AR11		5.826%	9/25/46	521,435	375,433
WaMu Mortgage Pass-Through Certificates 2006-AR4 DA		5.296%	6/25/46	486,075	378,151
WaMu Mortgage Pass-Through Certificates 2007-HY7 1A1		5.642%	7/25/37	434,093	431,664
WaMu Mortgage Pass-Through Certificates, 2005-AR15 A1A2		2.879%	11/25/45	460,182	363,434
Zuni Mortgage Loan Trust 2006-OA1		2.729%	8/25/36	335,004	317,604

					19,889,132

Variable Rate SecuritiesG	6.7%
Banc of America Funding Corp. 2004-B		6.801%	12/20/34	105,565	85,231
Banc of America Funding Corp. 2005-F 2A1		5.176%	9/20/35	1,007,495	1,000,388
Bear Stearns Alt-A Trust 2004-9 3A1		5.193%	9/25/34	298,022	287,829
Chase Mortgage Finance Corp. 2007-A1 2A3		4.137%	2/25/37	452,404	455,972
Citigroup Mortgage Loan Trust Inc. 2007-AR8 1A1A		5.749%	8/25/47	574,526	551,477
Countrywide Alternative Loan Trust 2004-33 1A1		6.738%	12/25/34	32,765	30,164
Countrywide Alternative Loan Trust 2004-33 2A1		6.783%	12/25/34	17,061	12,681
Countrywide Alternative Loan Trust 2005-14		5.774%	5/25/35	60,768	60,974
Countrywide Home Loans 1A1-11		4.979%	7/25/34	204,811	205,480

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
IndyMac INDX Mortgage Loan Trust 2004-AR15		6.789%	2/25/35	$239,557	$217,581
JPMorgan Mortgage Trust 2006-A2 5A1		3.754%	11/25/33	233,464	219,924
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		4.580%	2/25/34	374,703	353,939
Nomura Asset Acceptance Corp. 2004-AR4 1A1		4.893%	12/25/34	541,014	491,177
Prime Mortgage Trust 2005-2		7.420%	10/25/32	129,492	130,542
Residential Funding Mortgage Securities I 2005-SA3		4.921%	8/25/35	381,804	381,065
Small Business Administration Series 2004-2		7.080%	9/25/18	378,334	398,908
Structured Adjustable Rate Mortgage Loan Trust 2004-2 4A1		4.260%	3/25/34	254,900	238,755
Structured Adjustable Rate Mortgage Loan Trust 2005-12 3A1		5.683%	6/25/35	358,933	328,783
Structured Asset Securities Corp. 2003-22A 3A		4.420%	6/25/33	674,064	650,636
Structured Asset Securities Corp. 2004-SC1		9.801%	12/25/29	83,066	78,880	C
WaMu Mortgage Pass-Through Certificates 2007-HY3 4A1		5.349%	3/25/37	796,949	752,220

					6,932,606

Total Mortgage-Backed Securities (Cost—$31,690,137)					27,552,596
U.S. Government and Agency Obligations	10.4%

Fixed Rate Securities	7.1%
Fannie Mae		5.000%	9/15/08	150,000	151,995
Federal Home Loan Bank		5.000%	2/20/09	320,000	327,576
Freddie Mac		5.000%	6/11/09	4,200,000	4,334,421
Freddie Mac		5.125%	8/23/10	260,000	276,182
United States Treasury Notes		5.000%	7/31/08	500,000	505,898
United States Treasury Notes		4.000%	4/15/10	1,560,000	1,633,857
United States Treasury Notes		4.625%	10/31/11	145,000	157,948

					7,387,877

Treasury Inflation-Protected SecuritiesH	3.3%
United States Treasury Inflation-Protected Security		1.875%	7/15/15	108,502	117,123
United States Treasury Inflation-Protected Security		2.500%	7/15/16	731,521	824,047

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		2.375%	1/15/17	$1,130,242	$1,261,456
United States Treasury Inflation-Protected Security		2.375%	1/15/25	1,063,649	1,157,299

					3,359,925

Total U.S. Government and Agency Obligations (Cost—$10,154,212)					10,747,802
U.S. Government Agency Mortgage-Backed Securities	29.8%

Fixed Rate Securities	21.3%
Fannie Mae		5.000%	4/17/23 to 5/13/38	12,300,000	12,174,693	I
Fannie Mae		5.500%	4/17/23 to 4/14/38	9,550,000	9,646,281	I
Freddie Mac		5.000%	4/14/38	100,000	99,000	I
Government National Mortgage Association		5.000%	8/15/33	66,379	66,503

					21,986,477

Indexed SecuritiesA	8.5%
Fannie Mae		4.202%	12/1/34	121,327	122,140
Fannie Mae		4.237%	12/1/34	112,502	113,652
Fannie Mae		4.329%	1/1/35	136,376	139,961
Fannie Mae		4.855%	1/1/35	228,514	238,307
Fannie Mae		4.789%	2/1/35	529,978	542,417
Fannie Mae		4.535%	3/1/35	244,454	247,558
Fannie Mae		5.055%	3/1/35	416,846	433,339
Fannie Mae		4.714%	7/1/35	3,964,967	4,023,384
Freddie Mac		4.344%	12/1/34	53,067	53,521
Freddie Mac		4.088%	1/1/35	38,905	38,647
Freddie Mac		4.148%	1/1/35	62,664	62,666
Freddie Mac		4.460%	1/1/35	182,595	184,615
Freddie Mac		6.212%	12/1/36	2,559,997	2,629,155

					8,829,362

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$30,395,328)					30,815,839

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee BondsF	9.2%

Beverages	0.2%
Diageo Capital PLC		5.200%	1/30/13	$210,000	$217,255

Capital Markets	0.5%
Deutsche Bank AG		6.000%	9/1/17	500,000	520,560

Commercial Banks	2.8%
Glitnir Banki Hf		4.334%	1/21/11	720,000	548,446	A,C
HSBC Bank PLC		8.570%	8/20/12	40,000	36,726	A
Kaupthing Bank Hf		5.750%	10/4/11	290,000	231,489	C
Landsbanki Islands Hf		6.100%	8/25/11	410,000	358,198	C
Landsbanki Islands Hf		7.431%	10/19/17	140,000	117,203	B,C
Resona Preferred Global Securities		7.191%	12/29/49	360,000	314,398	B,C
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	410,000	271,753	B,C
TuranAlem Finance BV		5.269%	1/22/09	130,000	121,654	A,C
VTB Capital SA for Vneshtorgbank		3.839%	8/1/08	639,000	631,811	A,C
VTB Capital SA for Vneshtorgbank		4.812%	11/2/09	280,000	274,357	A,C

					2,906,035

Diversified Financial Services	1.0%
Aiful Corp.		5.000%	8/10/10	500,000	471,540	C
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	240,000	195,576	B
TNK-BP Finance SA		6.875%	7/18/11	370,000	360,288	C

					1,027,404

Diversified Telecommunication Services	2.4%
British Telecommunications PLC		8.625%	12/15/10	400,000	439,905	D
Deutsche Telekom International Finance BV		8.000%	6/15/10	400,000	427,881
France Telecom SA		7.750%	3/1/11	400,000	433,737	D
Koninklijke (Royal) KPN NV		8.000%	10/1/10	400,000	429,502
Telefonica Emisiones S.A.U.		2.842%	6/19/09	410,000	399,339	A
Telefonica Emisiones S.A.U.		3.442%	2/4/13	400,000	354,557	A

					2,484,921

Foreign Governments	0.4%
Russian Federation		3.000%	5/14/08	180,000	179,622
Russian Federation		8.250%	3/31/10	22,223	23,513	C
Russian Federation		8.250%	3/31/10	205,565	217,179	C

					420,314

Health Care Equipment and Supplies	0.3%
Baxter Finco BV		4.750%	10/15/10	260,000	268,537

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Industrial Conglomerates	0.3%
Tyco International Group SA		6.375%	10/15/11	$300,000		$298,946

Metals and Mining	0.6%
Vale Overseas Ltd.		6.250%	1/23/17	620,000		617,444

Oil, Gas and Consumable Fuels	0.7%
Anadarko Finance Co.		6.750%	5/1/11	700,000		747,675

Total Yankee Bonds (Cost—$10,035,391)						9,509,091
Preferred Stocks	0.5%
Fannie Mae		8.250%		8,850	shs	212,843	B
Freddie Mac		8.375%		12,125		295,850	B

Total Preferred Stocks (Cost—$524,375)						508,693

Total Long-Term Securities (Cost—$126,925,493)						117,424,821
Short-Term Securities	7.1%

U.S. Government and Agency Obligations	0.5%
Fannie Mae		0.000%	4/30/08	$25,000		24,917	J,K
Fannie Mae		0.000%	12/15/08	468,000		461,359	J,K

						486,276

Options PurchasedL	N.M.
U.S. Treasury Note Futures Call, May 2008, Strike Price $133.00				50	M	781
U.S. Treasury Note Futures Call, May 2008, Strike Price $135.00				50	M	781
U.S. Treasury Note Futures Put, May 2008, Strike Price $100.00				70	M	1,094

						2,656

Repurchase Agreement	6.6%
Lehman Brothers Inc. 2.25%, dated 3/31/08, to be repurchased at 6,865,429 on 4/1/08 (Collateral: $34,160,000 Federal Home Loan Bank zero-coupon bond, due 1/13/33, value $7,002,458)				6,865,000		6,865,000

Total Short-Term Securities (Cost—$7,355,386)						7,353,932
Total Investments—(Cost—$134,280,879)N	120.6%					124,778,753
Other Assets Less Liabilities	(20.6)%					(21,291,508)

Net Assets	100.0%					$103,487,245

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedL
Eurodollar Futures	June 2008	84	$346,517
Eurodollar Futures	September 2008	20	82,312
Eurodollar Futures	December 2008	20	76,525
Eurodollar Futures	March 2009	75	120,125
Eurodollar Futures	June 2009	43	89,548
Eurodollar Futures	September 2009	20	71,988
U.S. Treasury Note Futures	June 2008	325	303,972

			$1,090,987

Futures Contracts Written
U.S. Treasury Note Futures	June 2008	177	$(636,026)
U.S. Treasury Note Futures	June 2008	70	(135,459)

			$(771,485)

Options WrittenL
Eurodollar Futures Put, Strike Price $97.50	June 2008	12	$(285)
U.S. Treasury Note Futures Put, Strike Price $110.50	April 2009	34	21,611

			$21,326

N.M. Not Meaningful.

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of March 31, 2008.

B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 15.77% of net assets.

D	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
E	Illiquid security valued at fair value under procedures approved by the Board of Directors. At March 31, 2008, the market value for this security was $658,910.
F	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
G	The coupon rates shown on variable rate securities are the rates at March 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
H

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

I	When-issued Security – Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
J	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
K	All or a portion of this security is collateral to cover futures and options contracts written.
L	Options and futures are described in more detail in the notes to financial statements.
M	Par represents actual number of contracts.
N	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,415,120
Gross unrealized depreciation	(10,922,147)

Net unrealized depreciation	$(9,507,027)

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Limited Duration Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$126,925,493)		$117,424,821
Short-term securities at value (Cost—$7,355,386)		7,353,932
Cash		873
Receivable for securities sold		3,600,672
Interest receivable		822,266
Futures variation margin receivable		16,658

Total assets		129,219,222

Liabilities:
Payable for securities purchased	$25,220,422
Swap contracts at value	412,410
Accrued management fee	28,369
Options written (Proceeds—$31,395)	10,069
Amounts payable for open swaps	6,166
Income distribution payable	2,060
Payable for fund shares repurchased	1,094
Accrued expenses	51,387

Total liabilities		25,731,977

Net Assets		$103,487,245

Net assets consist of:
Accumulated paid-in-capital		$114,082,936
Undistributed net investment income		(8,842)
Accumulated net realized loss on investments, options, futures and swaps		(1,099,364)
Net unrealized depreciation on investments, options, futures and swaps		(9,487,485)

Net Assets		$103,487,245

Net Asset Value Per Share:
Institutional Class (11,551,949 shares outstanding)		$8.96

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Limited Duration Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest		$5,940,539
Expenses:
Management fees	372,082
Audit and legal fees	58,536
Custodian fees	36,991
Directors’ fees and expenses	2,717
Registration fees	22,491
Reports to shareholders	1,252
Transfer agent and shareholder servicing expense:
Institutional Class	15,932
Other expenses	22,424

	532,425
Less: Fees waived	(101,940)
Compensating balance credits	(5,249)

Net expenses		425,236

Net Investment Income		5,515,303
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	509,158
Options	47,875
Futures	(941,651)
Swaps	(877,443)

		(1,262,061)
Change in unrealized appreciation/(depreciation) of investments, options, futures and swaps		(9,569,232)

Net Realized and Unrealized Loss on Investments		(10,831,293)

Change in Net Assets Resulting From Operations		$(5,315,990)

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Limited Duration Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$5,515,303	$3,946,150

Net realized loss	(1,262,061)	(158,541)

Change in unrealized appreciation/(depreciation)	(9,569,232)	841,224

Change in net assets resulting from operations	(5,315,990)	4,628,833

Distributions to shareholders from:
Net investment income:
Institutional Class	(4,689,218)	(3,944,005)
Tax return of capital
Institutional Class	(547,710)	—
Change in net assets from fund share transactions:
Institutional Class	21,640,200	17,571,827

Change in net assets	11,087,282	18,256,655

Net Assets:
Beginning of year	$92,399,963	$74,143,308

End of year	$103,487,245	$92,399,963

(Overdistributed)/Undistributed net investment income	$(8,842)	$34,081

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Limited Duration Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEARS ENDED MARCH 31,
	2008		2007		2006		2005		2004A
Net asset value, beginning of year	$9.88		$9.80		$9.89		$10.09		$10.00

Investment operations:
Net investment income	.50	B	.47	B	.38	C	.24	C	.08	C
Net realized and unrealized gain/(loss)	(.94)		.08		(.09)		(.17)		.09

Total from investment operations	(.44)		.55		.29		.07		.17

Distributions from:
Net investment income	(.43)		(.47)		(.38)		(.25)		(.08)
Tax return of capital	(.05)		—		—		—		—
Net realized gain on investments	—		—		—		(.02)		—

Total distributions	(.48)		(.47)		(.38)		(.27)		(.08)

Net asset value, end of year	$8.96		$9.88		$9.80		$9.89		$10.09

Total return	(4.72)%		5.73%		3.01%		.69%		1.69	%C

Ratios to Average Net Assets:D
Total expenses	.50%		.58%		.68%		.73%		.68	%E
Expenses net of waivers, if any	.40%		.40%		.40%		.40%		.40	%E
Expenses net of all reductions	.40%		.40%		.40%		.40%		.40	%E
Net investment income	5.2%		4.8%		3.9%		2.4%		1.6	%E

Supplemental Data:
Portfolio turnover rate	312.1%		270.5%		244.7%		231.5%		125.5%
Net assets, end of year (in thousands)	$103,487		$92,400		$74,143		$37,426		$26,182

A	For the period October 1, 2003 (commencement of operations) to March 31, 2004.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D	Not annualized.
E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Non-U.S. Opportunity Bond Portfolio

The average annual total returns for the Western Asset Non-U.S. Opportunity Bond Portfolio for various periods ended March 31, 2008, are presented below:

	Three Months Ended 3/31/08		Average Annual Total Returns
		One Year	Three Years	Five Years	Since InceptionA
Western Asset Non-U.S. Opportunity Bond Portfolio:
Institutional Class	+0.10%	+2.11%	+3.77%	+5.66%	+6.65%
Citigroup World Government ex-U.S. Bond Index (Hedged)B	+2.14%	+6.15%	+4.86%	+4.30%	+5.50%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Institutional Class was 0.64%. Gross expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees and other expenses.

The net expense ratio for the Institutional Class was 0.55%. Net expenses are the Fund’s total annual operating expenses for the fiscal year ended March 31, 2007, as indicated in the Fund’s prospectus dated August 1, 2007 and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) until August 1, 2008 to limit total annual operating expenses of the Institutional Class to 0.55% of the Fund’s average daily net assets attributable to the Institutional Class.

A year ago, the Federal Reserve Board’s (Fed)C predominant concern was that strong growth and a high level of resource utilization would sustain inflationary pressures. The financial crisis that erupted a few months later has defined the fixed-income landscape ever since. The period ended with the Fed not only focused on averting recession but struggling to unclog credit markets. The Ted Spread (Ted),D a measure of systemic risk, rose five-fold during the 12-month period ended March 31, 2008, to peak near 220 basis points (bps)E in November, and had only moderated slightly by period-end. Growing expectations for easing over the first half of the period were finally validated by the Fed’s decision to cut the funds rate by a total of 300 bps, including a surprise 75 bps reduction at an unscheduled Federal Open Market Committee (FOMC) meeting in January. Additionally, the Fed, along with a number of government housing agencies, announced new lending facilities targeted directly at strained credit conditions, with a specific focus on the mortgage market. The yield on the two-year Treasury note declined 303 bps, driving a powerful rally in the Treasury market. All other risky asset classes suffered as a severe flight-to-safety forced spreads sharply higher. Home prices declined and the drag from the homebuilding sector alone detracted more than 1% from gross domestic product growth. Still, the economy continued to expand modestly thanks to a robust trade sector and a stubborn consumer. The price of oil breached the $100 per barrel threshold despite slower growth concerns. The U.S. dollar lost substantial value against a trade-weighted basket of currencies. Equity markets came under serious pressure in the final four months and finished marginally lower.

A

The Fund’s Institutional Class inception date is July 15, 1998. Since-inception index returns are for periods beginning July 31, 1998. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million U.S. dollars. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

The Fund’s performance fell short of the benchmark over the last 12 months. The Fund’s return was +2.11% compared to the return of the benchmark (Citigroup World Government ex-U.S. Bond Index) of +6.15%. The key strategies for the portfolio over the year remained largely intact. We had a bias to build a position in the non-government sectors with a particular focus on European financials. These positions underperformed as credit spreads widened dramatically across all asset classes. As the U.S. housing market continued to exhibit weakness, concerns mounted over the location and extent of possible losses within the markets. This lead to a round of risk aversion, which escalated through market sectors as time went on and market liquidity dried up. The Fund looked to partially hedge this exposure via a tactical long duration position. This was largely held within Europe, which underperformed the U.S. government bond market as inflation concerns remained in play and European Central Bank rhetoric continued to highlight their bias toward tightening once market stresses eased. An overweight duration position in intermediate bonds helped offset some of the underperformance as yields fall and curves steepened in most western bond markets. Within currency markets, a long exposure in the Japanese yen worked as a hedge during the ongoing period of market stress. As investors’ appetites for risk fell, the key carry trades that had been in place were largely unwound, which led to something of the bid for the Japanese yen. A new position was initiated to overweight the U.S. dollar against the euro, but as short-end interest rates continued to diverge, the euro rallied strongly.

Western Asset Management Company

April 21, 2008

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities involve more risk, including prepayment and extension risks, than other investments in fixed income securities. The Fund is subject to the additional risks associated with inflation-indexed securities, including liquidity risk, prepayment risk, extension risk and deflation risk. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

C

Federal Reserve Board (Fed) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	Ted Spread (Ted) – The price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
E	100 basis points (bps) = 1%

Annual Report to Shareholders

Expense Example

Western Asset Non-U.S. Opportunity Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2007, and held through March 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses PaidA During the Period 10/1/07 to 3/31/08
Institutional Class:
Actual	$1,000.00	$1,011.30	$2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.24	$2.79

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.55% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (183), and divided by 366.

Annual Report to Shareholders

Performance Information

Western Asset Non-U.S. Opportunity Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non U.S. investments are subject to currency fluctuations, social, economic, and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning July 31, 1998.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2008)B

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B

The pie charts above represent the composition of the Fund’s portfolio as of March 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

C	Source: Standard & Poor's.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Non-U.S. Opportunity Bond Portfolio

March 31, 2008

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities	76.3%

Corporate Bonds and Notes	26.3%

Capital Markets	0.8%
Lehman Brothers Holdings Inc.		4.625%	3/14/19	1,300,000	EUR	$1,564,574	A

Commercial Banks	8.6%
Alliance and Leicester PLC		5.000%	10/4/10	1,200,000	EUR	1,813,716
Banco Popolare di Verona e Novara Scrl		6.156%	6/29/49	1,000,000	EUR	1,250,055	A
Bayerische Landesbank		5.750%	10/23/17	250,000	EUR	376,260
Deutsche Postbank IV		5.983%	6/29/49	1,150,000	EUR	1,518,024	A
Dexia Municipal Agency		1.550%	10/31/13	282,000,000	JPY	2,884,020
ESFG International Ltd.		5.753%	6/29/49	750,000	EUR	1,019,095	A
European Investment Bank		4.250%	12/7/10	2,280,000	GBP	4,494,460
European Investment Bank		1.900%	1/26/26	236,000,000	JPY	2,274,730	B
HSH Nordbank Luxembourg		7.408%	6/29/49	1,100,000	EUR	1,452,978	A
HT1 Funding GmbH		6.352%	7/29/49	287,000	EUR	326,153	A
Shinsei Bank Ltd.		3.750%	2/23/16	100,000	EUR	140,703	A,B
Swedbank AB		5.570%	9/27/17	100,000	EUR	155,241	A

						17,705,435

Diversified Financial Services	13.3%
Banca Italease SpA		4.579%	5/27/08	200,000	EUR	313,723	C
Banca Italease SpA		4.567%	3/2/09	50,000	EUR	72,323	C
Banca Italease SpA		4.826%	10/15/09	50,000	EUR	71,576	C
Banca Italease SpA		4.574%	2/2/10	250,000	EUR	338,573	C
Banca Italease SpA		4.623%	11/23/10	200,000	EUR	269,390	C
Banca Italease SpA		4.659%	2/8/12	50,000	EUR	63,274	C
Banca Italease SpA		4.855%	3/14/12	50,000	EUR	63,956	C
Caisse Refinancement de l’Habitat		4.200%	4/25/11	2,000,000	EUR	3,172,948
Eksportfinans ASA		1.600%	3/20/14	365,000,000	JPY	3,738,529
Eurohypo Capital Funding Trust 1		6.445%	5/29/49	61,000	EUR	85,406	A
Irish Nationwide Building Society		5.875%	12/15/08	200,000	GBP	393,209
Japan Finance Corp. for Municipal Enterprises		1.350%	11/26/13	181,000,000	JPY	1,871,666
Kreditanstalt fuer Wiederaufbau		2.050%	2/16/26	553,000,000	JPY	5,426,356
Kreditanstalt fuer Wiederaufbau		2.600%	6/20/37	390,000,000	JPY	3,959,218
Landesbank Hessen-Thueringen Girozentrale		5.375%	3/7/12	200,000	GBP	403,100
Network Rail MTN Finance PLC		4.875%	3/6/09	3,000,000	GBP	5,974,196
Resona Bank Ltd.		4.125%	9/29/49	200,000	EUR	266,245	A,B
SNS Reaal		6.258%	7/17/17	650,000	EUR	830,244	A

						27,313,932

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services	0.7%
British Telecommunications PLC		5.250%	1/22/13	230,000	EUR	$354,587
British Telecommunications PLC		5.250%	6/23/14	274,000	EUR	415,562
Deutsche Telekom International Finance BV		6.625%	7/11/11	108,000	EUR	177,572
Koninklijke (Royal) KPN N.V.		5.000%	11/13/12	250,000	EUR	378,748
Telecom Italia SpA		5.250%	3/17/55	200,000	EUR	211,863

						1,538,332

Insurance	1.7%
Aviva PLC		5.250%	10/2/23	630,000	EUR	927,629	A
AXA SA		6.211%	10/29/49	200,000	EUR	274,996	A
Groupama		6.298%	10/29/49	550,000	EUR	726,224	A
Mapfre SA		5.921%	7/24/37	400,000	EUR	532,324	A
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)		5.767%	6/29/49	700,000	EUR	957,347	A

						3,418,520

Oil, Gas and Consumable Fuels	0.2%
BP Capital Markets PLC		5.750%	2/26/10	250,000	GBP	503,442

Pharmaceuticals	0.5%
AstraZeneca PLC		5.125%	1/15/15	639,000	EUR	1,022,879

Thrifts and Mortgage Finance	0.2%
Hypo Real Estate International Trust I		5.864%	6/14/17	350,000	EUR	333,018	A

Tobacco	0.3%
BAT International Finance PLC		5.375%	6/29/17	500,000	EUR	738,780

Total Corporate Bonds and Notes (Cost—$48,477,991)						54,138,912
U.S. Government and Agency Obligations	0.7%

Fixed Rate Securities	0.7%
Freddie Mac		5.750%	9/15/10	900,000	EUR	1,470,381

Total U.S. Government and Agency Obligations (Cost—$863,530)						1,470,381
Foreign Government Obligations	49.3%
Canadian Real Return Bond		4.500%	6/1/15	4,348,000	CAD	4,583,702	D
Canadian Real Return Bond		4.000%	12/1/31	195,760	CAD	279,640	D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Foreign Government Obligations—Continued
Federal Republic of Germany		3.500%	4/8/11	2,000	EUR	$3,155
Federal Republic of Germany		4.750%	7/4/34	810,000	EUR	1,314,069
France Government Bond OAT		4.000%	4/25/55	7,760,000	EUR	10,808,962
Government of Canada		4.000%	6/1/16	5,820,000	CAD	5,945,406
Government of Poland		5.000%	10/24/13	1,400,000	PLN	596,950
Government of Poland		6.250%	10/24/15	7,204,000	PLN	3,272,573
Government of Poland		5.750%	9/23/22	8,800,000	PLN	3,855,400
Hungary Government Bond		6.000%	10/24/12	75,430,000	HUF	398,798
Japan Development Bank		2.300%	3/19/26	560,000,000	JPY	5,719,268
Kingdom of Denmark		5.000%	11/15/13	17,460,000	DKK	3,897,586
Kingdom of Norway		6.500%	5/15/13	5,640,000	NOK	1,215,404
Kingdom of Norway		5.000%	5/15/15	29,280,000	NOK	5,991,209
Kingdom of Norway		4.250%	5/19/17	6,630,000	NOK	1,294,733
Kingdom of Spain		5.750%	7/30/32	1,970,000	EUR	3,561,651
Kingdom of the Netherlands		4.500%	7/15/17	2,500,000	EUR	4,075,907
Kingdom of the Netherlands		5.500%	1/15/28	1,270,000	EUR	2,233,891
Queensland Treasury Corp.		6.000%	6/14/11	16,640,000	AUD	14,870,636	D
Republic of France		5.000%	10/25/16	1,499,000	EUR	2,529,852	D
Republic of France		4.750%	4/25/35	2,220,000	EUR	3,555,418	D
United Kingdom of Great Britain and Northern Ireland		8.000%	6/7/21	960,000	GBP	2,539,985
United Kingdom Treasury Stock		5.000%	3/7/12	9,090,000	GBP	18,768,228
Total Foreign Government Obligations (Cost—$87,013,341)						101,312,423

Total Long-Term Securities (Cost—$136,354,862)						156,921,716
Short-Term Securities	21.8%

Options PurchasedE	0.1%
Euribor Call, June 2008, Strike Price $95.88				$672	F	66,332
Euribor Call, June 2008, Strike Price $96.125				616	F	36,483
Euribor Call, September 2008, Strike Price $96.00				75	F	41,458
German Republic Bond Futures Call, June 2008, Strike Price $112.50				220	F	66,017

						210,290

Annual Report to Shareholders

	% OF NET ASSETS	PAR†	VALUE
Short-Term Securities—Continued

Repurchase Agreement	21.7%
Lehman Brothers Inc. 2.25%, dated 3/31/08, to be repurchased at $44,570,786 on 4/1/08 (Collateral: $124,980,000 Resolution Funding Corporation principal-only securities, due 1/15/30, value $45,458,975)		$44,568,000	$44,568,000

Total Short-Term Securities (Cost—$45,640,102)			44,778,290
Total Investments (Cost—$181,994,964)G	98.1%		201,700,006
Other Assets Less Liabilities	1.9%		3,954,224

Net Assets	100.0%		$205,654,230

	EXPIRATION	CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedE
Australia Treasury Bond Futures	June 2008	64	$(13,494)
German Republic Bond Futures	June 2008	33	(94,564)
German Republic Bond Futures	June 2008	144	(263,710)
U.S. Treasury Note Futures	June 2008	116	512,884
United Kingdon Treasury Bond Futures	June 2008	15	86,496

			$227,612

Options WrittenE
Euro Currency Call, Strike Price $96.00	December 2008	566	$(24,606)
German Federal Republic Bond Futures Put, Strike Price $110.00	May 2008	76	5,766
German Federal Republic Bond Futures Put, Strike Price $110.50	May 2008	19	(8,840)

			$(27,680)

A

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.30% of net assets.

C

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of March 31, 2008.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

D

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

E	Options and futures are described in more detail in the notes to financial statements.
F	Par represents actual number of contracts.
G	At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,403,254
Gross unrealized depreciation	(1,740,597)

Net unrealized appreciation	$19,662,657

†	Securities are denominated in U.S. Dollars, unless otherwise noted.

AUD—Australian Dollar

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

JPY—Japanese Yen

NOK—Norwegian Krone

PLN—Polish Zloty

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Non-U.S. Opportunity Bond Portfolio

March 31, 2008

Assets:
Investment securities at market value (Cost—$136,354,862)		$156,921,716
Short-term securities at value (Cost—$45,640,102)		44,778,290
Cash		996
Foreign currency at value (Cost—$7,138,787)		7,384,611
Interest receivable		3,220,823
Receivable for securities sold		2,411,505
Deposits with brokers for open futures contracts		1,852,124
Unrealized appreciation of forward foreign currency contracts		1,612,510
Receivable for fund shares sold		858,709
Futures variation margin receivable		227,612

Total assets		219,268,896

Liabilities:
Unrealized depreciation of forward foreign currency contracts	$9,891,454
Payable for securities purchased	2,841,128
Options written (Proceeds—$653,739)	681,419
Accrued management fee	76,870
Payable for fund shares repurchased	45,415
Accrued expenses	78,380

Total liabilities		13,614,666

Net Assets		$205,654,230

Net assets consist of:
Accumulated paid-in-capital		$196,633,615
Undistributed net investment income		(2,442,558)
Accumulated net realized loss on investments, options, futures and foreign currency transactions		(595,995)
Unrealized appreciation of investments, options, futures and foreign currency translations		12,059,168

Net Assets		$205,654,230

Net Asset Value Per Share:
Institutional Class (20,701,843 shares outstanding)		$9.93

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Non-U.S. Opportunity Bond Portfolio

For the Year Ended March 31, 2008

Investment Income:
Interest		$7,674,533
Expenses:
Management fees	$805,725
Audit and legal fees	67,468
Custodian fees	84,308
Directors’ fees and expenses	5,127
Registration fees	22,846
Reports to shareholders	9,589
Transfer agent and shareholder servicing expense:
Institutional Class	20,122
Other expenses	37,475

	1,052,660
Less: Fees waived	(63,146)
Compensating balance credits	(4,739)

Net expenses		984,775

Net Investment Income		6,689,758
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	7,374,812
Options	23,360
Futures	(1,322,796)
Foreign currency transactions	(16,611,006)

		(10,535,630)
Change in unrealized appreciation/(depreciation) of:
Investments, options, futures and foreign currency translations	7,285,124
Assets and liabilities denominated in foreign currency	116,207

		7,401,331

Net Realized and Unrealized Loss on Investments		(3,134,299)

Change in Net Assets Resulting From Operations		$3,555,459

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Non-U.S. Opportunity Bond Portfolio

	FOR THE YEARS ENDED MARCH 31,
	2008	2007
Change in Net Assets:
Net investment income	$6,689,758	$4,930,292

Net realized loss	(10,535,630)	(979,032)

Change in unrealized appreciation/(depreciation)	7,401,331	1,219,671

Change in net assets resulting from operations	3,555,459	5,170,931

Distributions to shareholders from:
Net investment income:
Institutional Class	—	(2,138,065)

Net realized gain on investments:
Institutional Class	(461,385)	—

Change in net assets from fund share transactions:
Institutional Class	25,251,687	83,854,409

Change in net assets	28,345,761	86,887,275

Net Assets:
Beginning of year	$177,308,469	$90,421,194

End of year	$205,654,230	$177,308,469

(Overdistributed)/Undistributed net investment income	$(2,442,558)	$1,195,373

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Non-U.S. Opportunity Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	Years Ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of year	$9.75		$9.59		$10.98		$10.52		$10.91

Investment operations:
Net investment income	.37	A	.36	A	.64	B	.19	B	.97	B
Net realized and unrealized gain/(loss)	(.16)		—	C	(.07)		.57		(.01)

Total from investment operations	.21		.36		.57		.76		.96

Distributions from:
Net investment income	-—		(.20)		(1.16)		(.29)		(1.01)
Net realized gain on investments	(.03)		—		(.80)		(.01)		(.34)

Total distributions	(.03)		(.20)		(1.96)		(.30)		(1.35)

Net asset value, end of year	$9.93		$9.75		$9.59		$10.98		$10.52

Total return	2.11%		3.89%		5.33%		7.60%		9.06%

Ratios to Average Net Assets:D
Total expenses	.59%		.64%		.74%		.68%		.80%
Expenses net of waivers, if any	.55%		.55%		.55%		.55%		.55%
Expenses net of all reductions	.55%		.55%		.55%		.55%		.55%
Net investment income	3.7%		3.7%		3.3%		3.2%		4.0%

Supplemental Data:
Portfolio turnover rate	68.4%		117.9%		140.1%		40.8%		42.8%
Net assets, end of year (in thousands)	$205,654		$177,308		$90,421		$89,170		$97,027

A	Computed using average daily shares outstanding.
B	Computed using SEC method.
C	Amount less than $.01 per share.
D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies:

Western Asset Funds, Inc. (“Corporation”), consisting of Western Asset Absolute Return Portfolio (“Absolute Return”), Western Asset Core Bond Portfolio (“Core”), Western Asset Core Plus Bond Portfolio (“Core Plus”), Western Asset High Yield Portfolio (“High Yield”), Western Asset Inflation Indexed Plus Bond Portfolio (“Inflation Indexed”), Western Asset Intermediate Bond Portfolio (“Intermediate”), Western Asset Intermediate Plus Bond Portfolio (“Intermediate Plus”), Western Asset Limited Duration Bond Portfolio (“Limited Duration”) and Western Asset Non-U.S. Opportunity Bond Portfolio (“Non-U.S.”) (individually a “Fund,” collectively the “Funds”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company with the exception of Non-U.S., which is non-diversified.

Each Fund offers two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a distribution fee. The Financial Intermediary Class shares of Limited Duration, Intermediate, Intermediate Plus, High Yield, and Non-U.S. have not commenced operations. The income and expenses of each of the Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Financial Intermediary Class shares, and transfer agent shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation

Securities owned by the Funds for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are fair valued pursuant to procedures approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

With respect to Absolute Return, Core Plus, High Yield, Inflation Indexed, Intermediate Plus and Non-U.S., where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Funds’ adviser to be the primary market. The Funds will value their foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2008, security transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
Absolute Return	$1,840,707,844	$230,071,702	$1,674,233,324	$42,376,580
Core	34,725,148,251	1,503,624,276	34,589,510,286	685,609,838
Core Plus	63,565,136,074	9,744,280,597	68,983,555,213	2,078,543,796
High Yield	8,427,981	589,255,421	10,749,069	503,743,209
Inflation Indexed	1,088,513,527	56,002,807	1,010,465,293	6,549,386
Intermediate	1,267,856,291	179,981,839	1,227,916,614	147,826,767
Intermediate Plus	229,716,850	29,928,140	226,065,439	21,254,643
Limited Duration	357,345,834	43,555,998	350,219,936	26,034,420
Non-U.S.	—	108,239,310	—	110,335,028

Annual Report to Shareholders

Notes to Financial Statements—Continued

Forward Commitments

The Funds may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage backed securities transactions. Depending on market conditions, a Fund’s forward commitment purchases could cause its net asset value to be more volatile.

A Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

Each Fund may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily by vendors or advisor models and the change, if any, is recorded as unrealized appreciation or depreciation.

Investment Income and Distributions to Shareholders

Investment income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund except High Yield and Non-U.S., which

Annual Report to Shareholders

declare and pay dividends quarterly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in May. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to registered investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		(Over)/Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Absolute Return	A	$125,529	—	$(125,529)
	B	1,182,994	$(1,182,994)	—
Core	C	—	922	(922)
	D	8,096,008	(8,096,008)	—

Annual Report to Shareholders

Notes to Financial Statements—Continued

Fund		(Over)/Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Core Plus	E	$8,623,739	$(8,623,739)	—
High Yield	D	308,250	(308,250)	—
Inflation Indexed	B	2,918,108	(2,918,108)	—
Intermediate	D	969,188	(969,188)	—
Intermediate Plus	B	(43,865)	43,865	—
Limited Duration	D	(869,008)	869,008	—
Non-U.S.	F	(10,327,689)	10,327,689	—

A	Reclassifications are primarily due to non-deductible organization costs.
B

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

C	Reclassifications are primarily due to book/tax differences in the treatment of various items.
D	Reclassifications are primarily due to losses from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.
E

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of distributions.

F	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a tax net operating loss which offsets short-term capital gains for tax purposes.

Distributions to Shareholders:

Subsequent to the fiscal year end, the Funds have made the following distributions:

	Absolute Return		Core
Record Date Payable Date	Institutional Class	Financial Intermediary Class	Institutional Class	Financial Intermediary Class
Daily
4/30/2008	$0.042141	$0.040117	$0.043975	$0.041780

	Core Plus		Inflation Indexed
Record Date Payable Date	Institutional Class	Financial Intermediary Class	Institutional Class	Financial Intermediary Class
Daily
4/30/2008	$0.040836	$0.038794	$0.043811	$0.041471

	Intermediate	Intermediate Plus	Limited Duration
Record Date Payable Date	Institutional Class	Institutional Class	Institutional Class
Daily
4/30/2008	$0.039155	$0.035482	$0.033776

Annual Report to Shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2008 were as follows:

Distributions paid from:	Absolute Return	Core	Core Plus
Ordinary Income	$25,150,309	$362,380,368	$780,420,856
Net Long-term Capital Gains	824,765	23,199,917	31,340,849

Total Distributions Paid	$25,975,074	$385,580,285	$811,761,705

Distributions paid from:	High Yield	Inflation Indexed	Intermediate
Ordinary Income	$74,729,646	$42,555,439	$35,155,441
Net Long-term Capital Gains	4,565,857	—	—

Total Distributions Paid	$79,295,503	$42,555,439	$35,155,441

Distributions paid from:	Intermediate Plus	Limited Duration	Non-U.S.
Ordinary Income	$5,126,363	$4,689,218	$736
Net Long-term Capital Gains	91,179	—	460,649

Total Taxable Distributions	$5,217,542	$4,689,218	$461,385
Tax Return of Capital	—	547,710	—

Total Distributions Paid	$5,217,542	$5,236,928	$461,385

The tax character of distributions paid during the fiscal year ended March 31, 2007 were as follows:

Distributions paid from:	Absolute Return	Core	Core Plus
Ordinary Income	$6,162,620	$270,091,141	$480,180,179
Net Long-term Capital Gains	354,265	—	3,856,431

Total Distributions Paid	$6,516,885	$270,091,141	$484,036,610

Distributions paid from:	High Yield	Inflation Indexed	Intermediate
Ordinary Income	$48,139,933	$22,374,973	$30,869,536
Net Long-term Capital Gains	130,904	—	—

Total Distributions Paid	$48,270,837	$22,374,973	$30,869,536

Distributions paid from:	Intermediate Plus	Limited Duration	Non-U.S.
Ordinary Income	$3,920,425	$3,944,005	$2,138,065
Net Long-term Capital Gains	—	—	—

Total Taxable Distributions	$3,920,425	$3,944,005	$2,138,065
Tax Return of Capital	—	—	—

Total Distributions Paid	$3,920,425	$3,944,005	$2,138,065

Annual Report to Shareholders

Notes to Financial Statements—Continued

Accumulated Earnings on a Tax Basis:

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Absolute Return		Core		Core Plus
Undistributed ordinary income—net	$9,300,938		$17,130,856		$40,501,347
Undistributed long-term capital gains—net	4,755,025		—		—

Total undistributed earnings	$14,055,963		$17,130,856		$40,501,347
Capital loss carryforward (*)	—		(84,734,017)		(103,577,292)
Other book/tax temporary differences	564,872	(a)	(7,020,931	)(c)	(68,542,669	)(c)
Unrealized appreciation/(depreciation)	(30,051,652	)(b)	(407,791,876	)(b)	(625,132,937	)(d)

Total accumulated earnings/(losses)—net	$(15,430,817)		$(482,415,968)		$(756,751,551)

	High Yield		Inflation Indexed		Intermediate
Undistributed ordinary income—net	$20,044,381		$13,678,860		$4,010,364
Undistributed long-term capital gains—net	—		6,239,509		6,782,813

Total undistributed earnings	$20,044,381		$19,918,369		$10,793,177
Capital loss carryforward (*)	—		—		—
Other book/tax temporary differences	(19,718,509	)(e)	(2,386,372	)(g)	(4,212,685	)(f)
Unrealized appreciation/(depreciation)	(94,726,935	)(b)	33,557,367	(b)	(20,111,610	)(b)

Total accumulated earnings/(losses)—net	$(94,401,063)		$51,089,364		$(13,531,118)

	Intermediate Plus		Limited Duration		Non-U.S.
Undistributed ordinary income—net	$1,159,702		—		—
Undistributed long-term capital gains—net	1,356,749		—		—

Total undistributed earnings	$2,516,451		—		—
Capital loss carryforward (*)	—		$(663,010)		—
Other book/tax temporary differences	(980,755	)(g)	(440,295	)(c)	$(2,996,168	)(c)
Unrealized appreciation/(depreciation)	(4,155,650	)(b)	(9,492,386	)(b)	12,016,783	(b)

Total accumulated earnings/(losses)—net	$(2,619,954)		$(10,595,691)		$9,020,615

*	During the taxable year ended March 31, 2008, the following funds utilized the indicated amount of their capital loss carryovers available from a previous year:

Inflation Indexed	$1,445,855
Intermediate	4,759,954
Limited Duration	663,010

As of the taxable year ended March 31, 2008, the following capital loss carryforwards are available:

Year of Expiration	Core	Core Plus	Limited Duration
3/31/2014	—	—	$(234,847)
3/31/2015	—	—	(394,050)
3/31/2016	$(84,734,017)	$(103,577,292)	(34,113)

	$(84,734,017)	$(103,577,292)	$(663,010)

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, interest on defaulted securities accrued for tax not book and book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Annual Report to Shareholders

(c)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and/or foreign currency contracts, the deferral of post-October capital and/or currency losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.
(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on certain debt instruments.
(e)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest on defaulted securities accrued for tax not book and book/tax differences in the timing of the deductibility of various expenses.
(f)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, and book/tax differences in the timing of the deductibility of various expenses.
(g)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, and book/tax differences in the timing of the deductibility of various expenses.

Tax Cost of Investments:

As of March 31, 2008, the aggregate cost of investments for federal income tax purposes were as follows:

Absolute Return	$704,336,244
Core	8,719,444,779
Core Plus	16,450,179,243
High Yield	875,641,520
Inflation Indexed	1,033,620,687
Intermediate	930,608,103
Intermediate Plus	129,927,314
Limited Duration	134,285,780
Non-U.S.	182,037,349

3. Financial Instruments:

Forward Currency Exchange Contracts

As part of their investment programs, the Funds may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Annual Report to Shareholders

Notes to Financial Statements—Continued

At March 31, 2008, open forward currency exchange contracts (expressed in the contractual currency) were:

Absolute Return

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		Receive		Deliver
JPMorgan Chase Bank	6/16/08	INR	19,855,900	USD	490,360	$1,607
UBS AG London	6/16/08	INR	29,745,300	USD	736,088	908
Citibank NA	5/7/08	JPY	173,092,800	USD	1,632,058	106,787
Credit Suisse First Boston	5/7/08	JPY	380,220,380	USD	3,586,985	232,609
Citibank NA	5/7/08	USD	1,150,311	CAD	1,150,138	31,720
Citibank NA	5/7/08	USD	9,758,468	EUR	6,656,945	(740,519)
Citibank NA	5/7/08	USD	11,240,446	GBP	5,697,950	(36,829)
Credit Suisse First Boston	5/7/08	USD	1,516,072	GBP	767,515	(2,979)

						$(406,696)

Core Plus

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		Receive		Deliver
Goldman Sachs International	5/7/08	EUR	28,856,885	USD	42,469,832	$3,041,746
Credit Suisse First Boston	5/7/08	JPY	6,924,498,000	USD	65,325,453	4,236,224
Deutsche Bank AG London	5/7/08	JPY	6,594,775,000	USD	62,301,257	3,948,109
Morgan Stanley London FX	5/7/08	JPY	13,222,000,000	USD	124,975,188	7,849,529
UBS AG London	5/7/08	JPY	3,680,000,000	USD	34,670,046	2,298,262
JPMorgan Chase Bank	5/7/08	USD	51,302,443	CAD	51,480,719	1,233,794
UBS AG London	5/7/08	USD	20,931,834	CAD	20,929,322	576,584
Citibank NA	5/7/08	USD	23,596,400	EUR	16,023,632	(1,675,238)
Credit Suisse First Boston	5/7/08	USD	40,024,911	EUR	27,190,836	(2,859,062)
JPMorgan Chase Bank	6/16/08	INR	547,399,750	USD	13,518,547	44,325
UBS AG London	6/16/08	INR	820,323,300	USD	20,300,007	25,065

						$18,719,338

Annual Report to Shareholders

Inflation Indexed

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		Receive		Deliver
Citibank NA	5/7/08	CAD	216,000	USD	211,495	$(1,420)
Credit Suisse First Boston	5/7/08	CAD	8,043,729	AUD	8,790,000	(171,557)
UBS AG London	5/7/08	CAD	12,862,436	USD	12,863,980	(354,348)
Morgan Stanley London FX	5/7/08	EUR	2,834,218	USD	4,175,569	294,413
UBS AG London	5/7/08	EUR	1,160,000	USD	1,831,547	(2,056)
Credit Suisse First Boston	5/7/08	GBP	3,105,000	USD	6,133,307	12,052
Credit Suisse First Boston	5/7/08	JPY	862,326,950	EUR	5,526,709	(53,730)
Deutsche Bank AG London	5/7/08	JPY	640,263,600	USD	6,096,146	335,773
UBS AG London	5/7/08	JPY	1,182,190,000	USD	11,137,658	738,310
UBS AG London	5/7/08	SEK	1,700,000	USD	285,709	(60)
Citibank NA	5/7/08	USD	1,944,208	EUR	1,320,255	(138,030)
Credit Suisse First Boston	5/7/08	USD	6,076,302	CAD	6,100,000	143,620
Credit Suisse First Boston	5/7/08	USD	2,637,233	EUR	1,791,599	(188,383)
Credit Suisse First Boston	5/7/08	USD	4,699,847	JPY	498,183,760	(304,776)
Deutsche Bank AG London	5/7/08	USD	8,131,461	CAD	8,165,939	189,507
Deutsche Bank AG London	5/7/08	USD	2,001,246	SEK	12,850,000	(157,930)
UBS AG London	5/7/08	USD	17,422,200	EUR	12,000,000	(1,503,576)
UBS AG London	5/7/08	USD	29,200,846	GBP	14,780,000	(51,454)
UBS AG London	5/7/08	USD	1,644,230	SEK	10,556,860	(129,632)

						$(1,343,277)

Intermediate Plus

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		Receive		Deliver
Credit Suisse First Boston	5/7/08	AUD	289,277	USD	253,782	$9,320
Credit Suisse First Boston	5/7/08	EUR	660,000	USD	977,460	63,457
Credit Suisse First Boston	5/7/08	JPY	104,501,670	USD	989,599	60,197
Citibank NA	5/7/08	USD	1,732,348	EUR	1,176,387	(122,989)
Credit Suisse First Boston	5/7/08	USD	325,514	EUR	221,137	(23,252)
Credit Suisse First Boston	5/7/08	USD	647,898	GBP	328,000	(1,273)
Credit Suisse First Boston	5/7/08	USD	1,003,585	JPY	106,380,000	(65,080)
UBS AG London	5/7/08	USD	238,746	AUD	271,728	(8,396)

						$(88,016)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Non-US

	Settlement Date	Contract to				Unrealized Gain/(Loss)
Broker		Receive		Deliver
Citibank NA	5/7/08	AUD	800,000	USD	703,232	$24,381
UBS AG London	5/7/08	AUD	2,000,000	USD	1,757,240	61,794
JPMorgan Chase Bank	5/7/08	CAD	24,000,000	USD	24,375,149	(1,033,447)
UBS AG London	5/7/08	DKK	12,386,174	USD	2,448,707	170,522
Citibank NA	5/7/08	EUR	1,286,944	USD	2,010,000	19,701
Morgan Stanley London FX	5/7/08	EUR	594,471	USD	875,815	61,752
UBS AG London	5/7/08	EUR	1,310,317	SEK	12,250,000	8,206
Citibank NA	5/7/08	GBP	1,761,887	USD	3,481,912	5,182
Deutsche Bank AG London	5/7/08	JPY	412,560,000	USD	3,897,480	246,988
Morgan Stanley London FX	5/7/08	JPY	41,140,000	USD	388,858	24,424
UBS AG London	5/7/08	NOK	2,237,866	USD	408,892	29,435
Credit Suisse First Boston	5/7/08	SEK	12,241,600	USD	1,904,714	152,233
Citibank NA	5/7/08	USD	364,987	AUD	400,000	1,180
Citibank NA	5/7/08	USD	1,790,874	DKK	9,055,016	(123,936)
Citibank NA	5/7/08	USD	29,542,478	EUR	20,006,877	(2,011,327)
Citibank NA	5/7/08	USD	13,310,930	JPY	1,411,730,647	(870,943)
Citibank NA	5/7/08	USD	1,921,851	NOK	10,538,854	(142,376)
Citibank NA	5/7/08	USD	7,172,670	PLN	17,662,977	(738,871)
Credit Suisse First Boston	5/7/08	USD	5,734,592	CAD	5,756,957	135,543
Credit Suisse First Boston	5/7/08	USD	8,774,949	GBP	4,442,337	(17,242)
Deutsche Bank AG London	5/7/08	USD	3,932,714	EUR	2,667,857	(274,890)
Deutsche Bank AG London	5/7/08	USD	24,545,477	GBP	12,433,000	(61,684)
Deutsche Bank AG London	5/7/08	USD	7,308,882	NOK	40,059,981	(537,598)
Goldman Sachs International	5/7/08	USD	16,934,996	AUD	19,236,008	(560,477)
Goldman Sachs International	5/7/08	USD	1,384,338	CAD	1,391,052	31,441
Goldman Sachs International	5/7/08	USD	1,074,370	EUR	730,000	(76,948)
Goldman Sachs International	5/7/08	USD	493,433	GBP	250,000	(1,363)
Goldman Sachs International	5/7/08	USD	8,352,421	JPY	884,630,000	(534,338)
JPMorgan Chase Bank	5/7/08	USD	26,600,564	CAD	26,693,001	639,728
JPMorgan Chase Bank	5/7/08	USD	4,090,967	DKK	20,691,295	(284,496)
JPMorgan Chase Bank	5/7/08	USD	16,394,199	EUR	11,131,238	(1,161,411)
JPMorgan Chase Bank	5/7/08	USD	4,333,088	GBP	2,200,000	(21,111)
UBS AG London	5/7/08	USD	20,239,555	EUR	13,742,976	(1,435,151)
UBS AG London	5/7/08	USD	2,182,000	GBP	1,104,419	(3,845)

						$(8,278,944)

AUD—Australian dollar

CAD—Canadian dollar

DKK—Danish krona

EUR—Euro

GBP—British pound

INR—Indian rupee

TRY—Turkish lira

JPY—Japanese yen

NOK—Norwegian krone

SEK—Swedish krona

USD—United States dollar

Annual Report to Shareholders

Loan Participations and Assignments

The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Funds will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Options and Futures

As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is

Annual Report to Shareholders

Notes to Financial Statements—Continued

exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the year ended March 31, 2008, was as follows:

Absolute Return	Contracts	Premiums
Options outstanding at March 31, 2007	208	$74,370
Options written	22,205,235	2,534,160
Options closed	(1,611)	(723,729)
Options expired	(21,401,788)	(545,058)
Options exercised	(800,751)	(258,664)

Options outstanding at March 31, 2008	1,293	$1,081,079

Core	Contracts	Premiums
Options outstanding at March 31, 2007	28,799	$12,147,130
Options written	2,610,739,826	122,632,865
Options closed	(177,776,631)	(31,810,475)
Options expired	(1,615,760,320)	(52,254,882)
Options exercised	(81,943,749)	(21,923,152)

Options outstanding at March 31, 2008	735,287,925	$28,791,486

Core Plus	Contracts	Premiums
Options outstanding at March 31, 2007	48,443	$20,216,638
Options written	5,195,393,829	247,221,365
Options closed	(334,706,155)	(64,517,912)
Options expired	(2,605,770,155)	(90,548,090)
Options exercised	(133,799,959)	(45,671,512)

Options outstanding at March 31, 2008	2,121,166,003	$66,700,489

Inflation Indexed	Contracts	Premiums
Options outstanding at March 31, 2007	177	$79,318
Options written	2,770	1,318,869
Options closed	(88)	(39,435)
Options expired	(2,233)	(1,102,179)
Options exercised	(626)	(256,573)

Options outstanding at March 31, 2008	0	$0

Intermediate	Contracts	Premiums
Options outstanding at March 31, 2007	47,700,450	$169,275
Options written	190,100,934	2,448,968
Options closed	(9,480,087)	(1,062,336)
Options expired	(120,310,112)	(498,271)
Options exercised	(73,130,777)	(600,097)

Options outstanding at March 31, 2008	34,880,408	$457,539

Annual Report to Shareholders

Intermediate Plus	Contracts	Premiums
Options outstanding at March 31, 2007	10,000,060	$28,305
Options written	26,830,414	349,927
Options closed	(7,200,285)	(154,698)
Options expired	(21,680,034)	(100,327)
Options exercised	(2,800,093)	(52,831)

Options outstanding at March 31, 2008	5,150,062	$70,376

Limited Duration	Contracts	Premiums
Options outstanding at March 31, 2007	10,700,106	$42,961
Options written	6,610,248	135,953
Options closed	(2,100,306)	(118,811)
Options expired	(15,210,002)	(28,708)
Options exercised	—	—

Options outstanding at March 31, 2008	46	$31,395

Non-US	Contracts	Premiums
Options outstanding at March 31, 2007	—	—
Options written	1,770,661	$678,828
Options closed	—	—
Options expired	(1,770,000)	(25,090)
Options exercised	—	—

Options outstanding at March 31, 2008	661	$653,738

Upon entering into a futures contract, the Funds are required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in Absolute Return, Core Plus, Inflation Indexed, Intermediate Plus, and Non-U.S. Opportunity, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and each Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of the underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

The open futures positions and related appreciation or depreciation at March 31, 2008 are listed at the end of each Fund’s portfolio of investments.

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one

Annual Report to Shareholders

Notes to Financial Statements—Continued

party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap and in certain instances, take delivery of the securities. The Fund may enter into credit default swaps in which the Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. If a fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest rate swap contracts involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Commodity swaps are agreements to exchange cash flows at specified intervals to gain investment exposure to the relevant spread of commodity reference prices. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As of March 31, 2008, the one-and three-month London Interbank Offered Rates were 2.70% and 2.69%, respectively. The Lehman Brothers US ABS AAA Floating Home Equities Index was 3.05%. The 28 day Mexican Interbank Deposit Rate was 7.93%.

The following is a summary of open swap contracts outstanding as of March 31, 2008.

Western Asset Absolute Return Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Default Swaps
Banc of America Securities LLC (Heinz Corp., 6.428%, due 12/01/08)	December 20, 2008	0.165% Quarterly	Specified amount upon credit event notice	$100,000	$78

Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	March 20, 2013	1.05% Monthly	Specified amount upon credit event notice	110,000	15,059

Barclays Capital Inc. (Cardinal Health Inc. 5.85%, due 12/15/17)	September 20, 2016	0.49% Quarterly	Specified amount upon credit event notice	60,000	1,619

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 06/25/12)	June 20, 2012	0.63% Quarterly	Specified amount upon credit event notice	60,000	8,047

Barclays Capital Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.6% Quarterly	Specified amount upon credit event notice	120,000	13,724

Annual Report to Shareholders

Western Asset Absolute Return Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.6% Quarterly	Specified amount upon credit event notice	$80,000	$9,149

Bear Stearns, Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2011	0.59% Quarterly	Specified amount upon credit event notice	100,000	2,672

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	September 20, 2015	0.9% Monthly	Specified amount upon credit event notice	50,000	1,543

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	September 20, 2013	0.75% Quarterly	Specified amount upon credit event notice	50,000	4,708

Credit Suisse First Boston USA (Starwood Hotels Resorts, 7.875%, due 8/25/34)	December 20, 2011	1.37% Quarterly	Specified amount upon credit event notice	50,000	1,350

Lehman Brothers Holdings Inc. (Sara Lee Corp., 6.125%, due 11/01/32)	September 20, 2011	0.44% Quarterly	Specified amount upon credit event notice	150,000	1,163

Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/01/12)	March 20, 2012	0.46% Quarterly	Specified amount upon credit event notice	40,000	2,678

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	800,000	(69,983)

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	10,000,000	(790,162)

Barclays Capital Inc. (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2008	Specified amount upon credit event notice	4.8% Quarterly	3,500,000	(43,046)

Barclays Capital Inc. (General Motors Corp. 7.125%, due 7/15/13)	March 20, 2012	Specified amount upon credit event notice	3.45% Quarterly	1,600,000	(324,457)

Barclays Capital Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.1% Quarterly	150,000	(20,367)

Barclays Capital Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.05% Quarterly	100,000	(13,732)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Absolute Return Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc. (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.35% Quarterly	$2,350,000	$(459,894)

Barclays Capital Inc. (The AES Corp., 7.75%, due 3/1/14)	September 20, 2012	Specified amount upon credit event notice	3.65% Quarterly	3,000,000	10,331

Barclays Capital Inc. (The AES Corp., 7.75%, due 3/1/14)	September 20, 2012	Specified amount upon credit event notice	3.15% Quarterly	3,000,000	(47,777)

Barclays Capital Inc. (TXU Corp., 5.55%, due 11/15/14)	September 20, 2012	Specified amount upon credit event notice	2.97% Quarterly	2,000,000	(216,225)

Deutsche Bank AG (ABX. HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	700,000	(140,705)

					$(2,054,227)

Interest Rate Swaps

Banc of America Securities LLC	December 1, 2008	5.03% Semi-Annually	3-month LIBOR	100,000	(1,653)

Banc of America Securities LLC	March 1, 2013	5.104% Semi-Annually	3-month LIBOR	100,000	(8,205)

Barclays Capital Inc.	June 25, 2012	5.06% Semi-Annually	3-month LIBOR	60,000	(4,642)

Barclays Capital Inc.	October 20, 2016	5.326% Semi-Annually	3-month LIBOR	60,000	(6,182)

Bear Stearns, Inc.	April 30, 2011	5.05% Semi-Annually	3-month LIBOR	100,000	(6,654)

Credit Suisse First Boston USA	May 1, 2012	5.085% Semi-Annually	3-month LIBOR	50,000	(3,831)

Credit Suisse First Boston USA	August 15, 2013	5.023% Semi-Annually	3-month LIBOR	50,000	(3,993)

Credit Suisse First Boston USA	September 15, 2015	5.16% Semi-Annually	3-month LIBOR	50,000	(4,557)

Lehman Brothers Holdings Inc.	September 15, 2011	5.193% Semi-Annually	3-month LIBOR	150,000	(11,272)

RBS Greenwich	April 1, 2012	5.011% Semi-Annually	3-month LIBOR	40,000	(2,942)

Annual Report to Shareholders

Western Asset Absolute Return Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc.	December 15, 2009	3-month LIBOR	4% Semi-Annually	$2,900,000	$76,421

Barclays Capital Inc.	May 31, 2012	3-month LIBOR	4.4% Semi-Annually	2,641,000	131,493

					$153,983

		Total Unrealized Appreciation/(Depreciation)			$(1,900,244)

Western Asset Core Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Default Swaps
Banc of America Securities LLC (Heinz Corp., 6.428%, due 12/01/08)	December 20, 2008	0.165% Quarterly	Specified amount upon credit event notice	$6,650,000	$5,182

Banc of America Securities LLC (Home Depot Inc., 3.75%, due 9/15/09)	December 20, 2013	0.635% Quarterly	Specified amount upon credit event notice	2,740,000	164,151

Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	December 20, 2015	0.73% Monthly	Specified amount upon credit event notice	4,400,000	428,270

Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	December 20, 2016	1.04% Quarterly	Specified amount upon credit event notice	4,120,000	420,499

Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	March 20, 2013	1.05% Monthly	Specified amount upon credit event notice	5,010,000	685,865

Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	December 20, 2015	1.13% Quarterly	Specified amount upon credit event notice	2,750,000	164,593

Barclays Capital Inc. (Amerisource Bergen Corp., 5.625%, due 9/15/12)	September 20, 2012	0.5% Quarterly	Specified amount upon credit event notice	3,520,000	107,873

Barclays Capital Inc. (Cardinal Health Inc. 5.85%, due 12/15/17)	September 20, 2016	0.49% Quarterly	Specified amount upon credit event notice	3,530,000	95,258

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 06/25/12)	June 20, 2012	0.63% Quarterly	Specified amount upon credit event notice	$3,550,000	$476,119

Barclays Capital Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.6% Quarterly	Specified amount upon credit event notice	1,650,000	188,706

Barclays Capital Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.6% Quarterly	Specified amount upon credit event notice	1,100,000	125,804

Barclays Capital Inc. (Motorola Inc., 6.5%, due 9/1/25)	December 20, 2011	0.32% Quarterly	Specified amount upon credit event notice	5,600,000	515,018

Bear Stearns, Inc. (Bell South Corp., 6%, due 10/15/11)	September 20, 2014	0.28% Quarterly	Specified amount upon credit event notice	4,270,000	82,014

Bear Stearns, Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.65% Quarterly	Specified amount upon credit event notice	4,040,000	455,666

Bear Stearns, Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2011	0.59% Quarterly	Specified amount upon credit event notice	2,500,000	66,794

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	Specified amount upon credit event notice	784,000	360,496

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	Specified amount upon credit event notice	784,000	420,645

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	Specified amount upon credit event notice	784,000	217,579

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBOR + 220bp, due 2/25/35)	February 25, 2035	2.06% Monthly	Specified amount upon credit event notice	515,779	256,329

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37% Monthly	Specified amount upon credit event notice	$595,911	$266,605

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Quarterly	Specified amount upon credit event notice	784,000	587,185

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Quarterly	Specified amount upon credit event notice	784,000	656,334

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	September 20, 2015	0.9% Monthly	Specified amount upon credit event notice	3,050,000	94,096

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15% Monthly	Specified amount upon credit event notice	582,501	109,175

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33% Monthly	Specified amount upon credit event notice	784,000	134,191

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	Specified amount upon credit event notice	371,871	196,264

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31% Monthly	Specified amount upon credit event notice	285,027	199,073

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18% Monthly	Specified amount upon credit event notice	285,008	212,772

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	Specified amount upon credit event notice	$310,788	$216,444

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	Specified amount upon credit event notice	313,642	258,595

Credit Suisse First Boston USA (Home Depot Inc., 3.75%, due 9/15/09)	September 20, 2010	0.17% Quarterly	Specified amount upon credit event notice	1,380,000	41,307

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	Specified amount upon credit event notice	784,000	257,281

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	Specified amount upon credit event notice	784,000	278,924

Credit Suisse First Boston USA (Limited Brands Inc., 6.125%, due 12/01/12)	December 20, 2012	0.6% Monthly	Specified amount upon credit event notice	5,870,000	709,793

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	Specified amount upon credit event notice	315,041	138,691

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	Specified amount upon credit event notice	784,000	248,922

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9, 1-Month LIBOR + 275bp, due 2/25/35)	February 25, 2035	2.08% Monthly	Specified amount upon credit event notice	784,000	308,937

Credit Suisse First Boston USA (Marsh & McLennan Company, Inc., 5.375%, due 7/15/14)	September 20, 2010	0.46% Quarterly	Specified amount upon credit event notice	3,070,000	16,359

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	September 20, 2013	0.75% Quarterly	Specified amount upon credit event notice	$3,320,000	$312,605

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)	December 25, 2034	1.31% Monthly	Specified amount upon credit event notice	784,000	490,627

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	Specified amount upon credit event notice	784,000	477,946

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	Specified amount upon credit event notice	784,000	133,358

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	Specified amount upon credit event notice	665,146	156,815

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	Specified amount upon credit event notice	784,000	129,263

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	Specified amount upon credit event notice	784,000	177,811

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	Specified amount upon credit event notice	784,000	185,465

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	Specified amount upon credit event notice	248,671	177,457

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	Specified amount upon credit event notice	$290,482	$237,266

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15% Monthly	Specified amount upon credit event notice	380,796	164,333

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	Specified amount upon credit event notice	784,000	232,022

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	Specified amount upon credit event notice	784,000	260,086

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	Specified amount upon credit event notice	784,000	308,496

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	Specified amount upon credit event notice	784,000	423,654

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	Specified amount upon credit event notice	784,000	385,392

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250 bp, due 1/25/36)	January 25, 2036	2.18% Monthly	Specified amount upon credit event notice	784,000	444,731

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	Specified amount upon credit event notice	832,088	158,637

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	Specified amount upon credit event notice	$784,000	$382,239

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	Specified amount upon credit event notice	784,000	329,398

Credit Suisse First Boston USA (Pulte Homes Inc., 7.875%, due 8/1/11)	March 20, 2011	0.79% Quarterly	Specified amount upon credit event notice	2,100,000	180,251

Credit Suisse First Boston USA (Southwest Airlines Co., 5.25%, due 10/1/14)	March 20, 2017	0.69% Quarterly	Specified amount upon credit event notice	2,420,000	175,408

Credit Suisse First Boston USA (Starwood Hotels Resorts, 7.875%, due 8/25/34)	December 20, 2011	1.37% Quarterly	Specified amount upon credit event notice	3,050,000	82,315

Credit Suisse First Boston USA (Waste Management Inc., 7.375%, due 8/1/10)	March 20, 2014	0.49% Quarterly	Specified amount upon credit event notice	3,290,000	91,925

Deutsche Bank AG (Autozone Inc., 6.95%, due 6/15/16)	June 20, 2016	0.58% Quarterly	Specified amount upon credit event notice	5,620,000	222,786

Deutsche Bank AG (Centurytel Inc., 7.875%, due 8/15/12)	March 20, 2017	0.89% Quarterly	Specified amount upon credit event notice	4,120,000	203,524

Deutsche Bank AG (iBoxx IG TMT)	March 20, 2009	0.6% Quarterly	Specified amount upon credit event notice	7,400,000	(19,858)

JP Morgan Chase & Co. (Limited Brands Inc., 6.125%, due 12/1/12)	December 20, 2012	0.67% Quarterly	Specified amount upon credit event notice	3,550,000	419,368

Lehman Brothers Holdings Inc. (Sara Lee Corp., 6.125%, due 11/01/32)	September 20, 2011	0.44% Quarterly	Specified amount upon credit event notice	5,500,000	42,637

Lehman Brothers Holdings Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2011	0.57% Quarterly	Specified amount upon credit event notice	3,580,000	97,668

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc. (Pulte Homes Inc., 5.25%, due 1/15/14)	March 20, 2011	4% Quarterly	Specified amount upon credit event notice	$1,370,000	$5,684

Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2012	0.36% Monthly	Specified amount upon credit event notice	5,460,000	263,078

Morgan Stanley & Co., Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	March 20, 2012	0.74% Quarterly	Specified amount upon credit event notice	2,750,000	97,284

RBS Greenwich (DSLA Mortgage Loan Trust 2005-AR5, 1-Month LIBOR + 175 bp, due 8/19/45)	August 19, 2045	4.5% Monthly	Specified amount upon credit event notice	1,297,838	(324,460)

RBS Greenwich (General Mills Inc., 5.7%, due 2/15/17)	March 20, 2017	0.33% Quarterly	Specified amount upon credit event notice	3,580,000	75,403

RBS Greenwich (Harborview Mortgage Loan Trust 2005-12, 1-Month LIBOR + 175 bp, due 10/19/35)	October 19, 2035	2.5% Monthly	Specified amount upon credit event notice	1,293,953	(452,884)

RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)	March 20, 2016	0.48% Monthly	Specified amount upon credit event notice	4,250,000	365,533

RBS Greenwich (iBoxx IG Hi-Vol3)	March 20, 2010	1.05% Quarterly	Specified amount upon credit event notice	17,303,214	(456,000)

RBS Greenwich (IndyMac Index Mortgage Loan Trust 2005-AR18, 1-Month LIBOR + 125 bp, due 10/25/36)	October 25, 2036	2.7% Monthly	Specified amount upon credit event notice	1,388,941	(416,683)

RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	August 25, 2045	2.55% Monthly	Specified amount upon credit event notice	497,019	(173,957)

Banc of America Securities LLC (MBIA Global Funding LLC, 5.37563%, due 10/6/10)	September 20, 2008	Specified amount upon credit event notice	1.4% Quarterly	9,810,000	(667,797)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC (MBIA Global Funding LLC, 5.37563%, due 10/6/10)	September 20, 2008	Specified amount upon credit event notice	1.5% Quarterly	$6,440,000	$(435,444)

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	Specified amount upon credit event notice	0.8% Quarterly	49,070,000	(106,385)

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	Specified amount upon credit event notice	0.8% Quarterly	43,670,000	159,402

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	13,900,000	(1,188,346)

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	16,600,000	(1,219,556)

Barclays Capital Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.1% Quarterly	1,970,000	(267,487)

Barclays Capital Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.05% Quarterly	1,310,000	(179,883)

Bear Stearns, Inc. (ABX. HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	5,000,000	(2,268,328)

Bear Stearns, Inc. (ABX-HE-A 06-2)	May 25, 2046	Specified amount upon credit event notice	0.44% Quarterly	25,000,000	(20,594,048)

Bear Stearns, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2.25% Quarterly	4,430,000	(664,951)

Bear Stearns, Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	42,200,000	(1,724,776)

Bear Stearns, Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	9,030,000	(357,819)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Bear Stearns, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$22,000,000	$(1,969,315)

Bear Stearns, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)	June 20, 2010	Specified amount upon credit event notice	4.83% Quarterly	12,500,000	(1,301,613)

Bear Stearns, Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.1% Quarterly	4,620,000	(627,304)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	104,840,924	(1,850,840)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	15,891,046	(201,437)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	124,420,961	(266,617)

Credit Suisse First Boston USA (ABX.HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	11,800,000	(5,436,270)

Credit Suisse First Boston USA (ABX.HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	6,400,000	(2,815,341)

Credit Suisse First Boston USA (ABX.HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	1,300,000	(576,636)

Credit Suisse First Boston USA (ConocoPhillips, 4.75%, due 10/15/12)	September 20, 2012	Specified amount upon credit event notice	0.27% Quarterly	1,000,000	(11,464)

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	Specified amount upon credit event notice	1.4% Quarterly	6,500,000	(200,632)

Deutsche Bank AG (ABX. HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	7,600,000	(1,527,658)
Deutsche Bank AG (ABX. HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	7,700,000	(1,509,773)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	$21,587,836	$(367,639)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	10,993,805	(139,359)

Deutsche Bank AG (Countrywide Home Loan Inc., 4%, due 3/22/11)	March 20, 2017	Specified amount upon credit event notice	0.94% Quarterly	9,600,000	(842,914)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	Specified amount upon credit event notice	1.25% Quarterly	1,100,000	(37,040)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	Specified amount upon credit event notice	1.67% Quarterly	1,300,000	(179,682)

Deutsche Bank AG (Fannie Mae, 6%, due 5/15/11)	December 20, 2009	Specified amount upon credit event notice	0.215% Quarterly	11,700,000	(11,844)

Deutsche Bank AG (Ford Motor Credit Company, 7%, due 10/1/13)	December 20, 2010	Specified amount upon credit event notice	5.05% Quarterly	17,100,000	(1,980,185)

Deutsche Bank AG (Ford Motor Credit Company, 7.45%, due 7/16/31)	March 20, 2015	Specified amount upon credit event notice	2.93% Quarterly	1,700,000	(543,734)

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)	March 20, 2015	Specified amount upon credit event notice	0.29% Quarterly	15,600,000	(213,706)

Deutsche Bank AG (iBoxx IG Hi-Vol)	March 20, 2009	Specified amount upon credit event notice	1.25% Quarterly	2,262,000	(33,070)

Deutsche Bank AG (iBoxx IG Hi-Vol2)	September 20, 2014	Specified amount upon credit event notice	1.3% Quarterly	8,042,667	(656,161)

JP Morgan Chase & Co. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.43% Quarterly	12,000,000	238,729
JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	29,100,000	(2,482,328)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$38,900,000	$(3,254,407)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	45,250,000	(4,044,549)

JP Morgan Chase & Co. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	6% Quarterly	10,500,000	(949,934)

Lehman Brothers Holdings Inc. (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	5,197,071	(65,879)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	7,400,000	(534,022)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	97,000,000	(7,105,788)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	14,900,000	(955,342)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	15,000,000	(1,086,221)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	33,600,000	(2,338,202)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000,000	(5,862,522)

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2010	Specified amount upon credit event notice	5.25% Quarterly	10,000,000	(1,715,586)

Lehman Brothers, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	7,100,000	(589,316)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	0.82 % Quarterly	47,600,000	(6,555,929)
Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	0.9% Quarterly	16,400,000	(2,209,136)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2% Quarterly	$4,650,000	$(745,256)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2.3% Quarterly	4,580,000	(678,152)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.995% Quarterly	25,000,000	(1,978,180)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	5.4% Quarterly	50,000,000	(1,099,075)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.35% Quarterly	10,000,000	166,372

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.43% Quarterly	8,000,000	159,153

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.2% Quarterly	70,000,000	737,947

RBS Greenwich, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	2,000,000	(50,451)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	15,000,000	(434,297)

RBS Greenwich (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	45,900,000	(1,960,449)

RBS Greenwich (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	7,400,000	(221,378)

RBS Greenwich (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	7,200,000	(225,001)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	7,100,000	(642,531)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	17,300,000	(1,528,224)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$29,300,000	$(2,550,088)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	14,400,000	(1,218,615)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	14,400,000	(1,221,084)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	18,100,000	(1,423,106)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	14,400,000	(873,067)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000,000	(7,255,783)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	91,800,000	(6,723,164)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	87,700,000	(5,495,087)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	7,500,000	(540,530)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	15,900,000	(1,161,799)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	15,500,000	(1,103,150)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000,000	(6,741,308)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	7,500,000	(389,455)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	$700,000	$(29,911)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	14,900,000	(354,068)

RBS Greenwich (Centex Corporation, 5.25%, due 6/15/15)	December 20, 2012	Specified amount upon credit event notice	2.77% Quarterly	25,000,000	(1,780,588)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)	March 20, 2012	Specified amount upon credit event notice	0.66% Quarterly	39,300,000	(3,870,150)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)	June 20, 2012	Specified amount upon credit event notice	0.72% Quarterly	25,000,000	(2,390,065)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	Specified amount upon credit event notice	0.86% Quarterly	9,100,000	(814,905)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	Specified amount upon credit event notice	6% Quarterly	9,100,000	838,824

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	Specified amount upon credit event notice	6.1% Quarterly	9,100,000	870,998

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	Specified amount upon credit event notice	2.75% Quarterly	10,000,000	(227,277)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	December 20, 2012	Specified amount upon credit event notice	5% Quarterly	10,000,000	1,822,232

RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	December 20, 2010	Specified amount upon credit event notice	4.26% Quarterly	25,000,000	(3,254,933)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)	June 20, 2010	Specified amount upon credit event notice	4.53% Quarterly	15,000,000	(2,547,006)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	Specified amount upon credit event notice	4.68% Quarterly	25,000,000	(4,185,465)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	September 20, 2010	Specified amount upon credit event notice	5.75% Quarterly	$7,500,000	$(1,180,040)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	8.4% Quarterly	12,500,000	(480,244)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	7.1% Quarterly	5,800,000	(358,325)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	6.8% Quarterly	5,900,000	(396,310)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	7.7% Quarterly	12,500,000	(719,165)

RBS Greenwich (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2012	Specified amount upon credit event notice	2.32% Quarterly	25,000,000	(12,174,190)

RBS Greenwich (Residential Capital, LLC, 7.5%, due 4/17/13)	September 20, 2012	Specified amount upon credit event notice	4.9% Quarterly	9,100,000	(4,114,068)

RBS Greenwich (Ryland Group Inc., 5.375%, due 1/15/15)	December 20, 2012	Specified amount upon credit event notice	2.4% Quarterly	9,800,000	(531,217)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	June 20, 2012	Specified amount upon credit event notice	1.38% Quarterly	20,000,000	(4,499,686)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	June 20, 2012	Specified amount upon credit event notice	1.78% Quarterly	25,000,000	(5,200,440)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.35% Quarterly	1,500,000	(293,549)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.4% Quarterly	1,500,000	(291,165)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.44% Quarterly	$25,000,000	$(4,820,945)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.67% Quarterly	10,000,000	(1,855,244)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.67% Quarterly	10,000,000	(1,855,244)

RBS Greenwich (Time Warner Inc. 6.875%, due 5/1/12)	September 20, 2010	Specified amount upon credit event notice	0.47% Quarterly	5,000,000	(133,846)

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	December 20, 2010	Specified amount upon credit event notice	0.5% Quarterly	12,500,000	(381,696)

The Goldman Sachs Group, Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	0.82% Quarterly	47,700,000	(6,569,702)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	1.8% Quarterly	17,580,000	(2,960,553)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2% Quarterly	4,360,000	(698,777)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	5.44% Quarterly	50,000,000	(1,017,730)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.356% Quarterly	50,000,000	844,065

The Goldman Sachs Group, Inc. (CDX IG 9)	December 20, 2017	Specified amount upon credit event notice	0.8% Quarterly	32,100,000	(195,250)

The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	Specified amount upon credit event notice	3.5% Quarterly	131,400,000	(889,758)

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	Specified amount upon credit event notice	1.05% Quarterly	48,333,000	(1,312,919)

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	Specified amount upon credit event notice	1.05% Quarterly	16,433,220	(417,535)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	Specified amount upon credit event notice	1.05% Quarterly	$32,093,112	$(645,235)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	80,900,000	(7,714,804)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	34,000,000	(3,108,898)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000,000	(8,904,929)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000,000	(8,703,294)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000,000	(6,722,680)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	15,300,000	(907,695)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	12,000,000	(308,054)

The Goldman Sachs Group, Inc. (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	Specified amount upon credit event notice	6% Quarterly	4,700,000	433,239

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	Specified amount upon credit event notice	1.67% Quarterly	1,400,000	(193,504)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)	June 20, 2010	Specified amount upon credit event notice	4.75% Quarterly	1,900,000	(200,297)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	Specified amount upon credit event notice	6% Quarterly	5,000,000	(732,294)

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13 )	June 20, 2010	Specified amount upon credit event notice	8.95% Quarterly	$5,000,000	$(142,681)

UBS Warburg LLC (ABX.HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	20,300,000	240,615

					$(227,343,768)

Interest Rate Swaps

Banc of America Securities LLC	December 1, 2008	5.03% Semi-Annually	3-month LIBOR	6,650,000	(109,908)

Banc of America Securities LLC	March 1, 2013	5.104% Semi-Annually	3-month LIBOR	4,700,000	(385,650)

Banc of America Securities LLC	December 16, 2013	5.381% Semi-Annually	3-month LIBOR	2,740,000	(272,807)

Banc of America Securities LLC	November 10, 2015	4.864% Semi-Annually	3-month LIBOR	4,400,000	(313,101)

Banc of America Securities LLC	January 15, 2016	5.45084% Semi-Annually	3-month LIBOR	2,750,000	(304,165)

Banc of America Securities LLC	October 3, 2016	5.425% Semi-Annually	3-month LIBOR	4,120,000	(456,209)

Barclays Capital Inc.	November 1, 2011	5.439% Semi-Annually	3-month LIBOR	5,600,000	(473,168)

Barclays Capital Inc.	June 25, 2012	5.06% Semi-Annually	3-month LIBOR	3,550,000	(274,651)

Barclays Capital Inc.	September 15, 2012	5.189% Semi-Annually	3-month LIBOR	3,520,000	(294,417)

Barclays Capital Inc.	October 20, 2016	5.326% Semi-Annually	3-month LIBOR	3,530,000	(363,694)

Bear Stearns, Inc.	April 30, 2011	5.05% Semi-Annually	3-month LIBOR	2,500,000	(166,351)

Bear Stearns, Inc.	September 15, 2014	5% Semi-Annually	3-month LIBOR	4,270,000	(343,989)

Credit Suisse First Boston USA	August 15, 2010	5.446% Semi-Annually	3-month LIBOR	1,380,000	(91,094)

Credit Suisse First Boston USA	September 15, 2010	5.0025% Semi-Annually	3-month LIBOR	3,070,000	(175,996)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA	March 1, 2011	5.229% Semi-Annually	3-month LIBOR	$2,110,000	$(146,379)

Credit Suisse First Boston USA	May 1, 2012	5.085% Semi-Annually	3-month LIBOR	2,750,000	(210,719)

Credit Suisse First Boston USA	December 1, 2012	4.9025% Semi-Annually	3-month LIBOR	5,870,000	(422,690)

Credit Suisse First Boston USA	August 15, 2013	5.023% Semi-Annually	3-month LIBOR	3,020,000	(241,179)

Credit Suisse First Boston USA	March 15, 2014	5.131% Semi-Annually	3-month LIBOR	3,290,000	(287,516)

Credit Suisse First Boston USA	September 15, 2015	5.16% Semi-Annually	3-month LIBOR	3,050,000	(277,951)

Credit Suisse First Boston USA	March 1, 2017	5.335% Semi-Annually	3-month LIBOR	2,420,000	(251,814)

Deutsche Bank AG	June 15, 2016	5.1825% Semi-Annually	3-month LIBOR	5,620,000	(522,883)

Deutsche Bank AG	April 1, 2017	5.435% Semi-annually	3-month LIBOR	4,120,000	(462,421)

JP Morgan Chase & Co.	December 1, 2012	5.275% Semi-Annually	3-month LIBOR	3,550,000	(313,073)

Lehman Brothers Holdings Inc.	April 30, 2011	5.0704% Semi-Annually	3-month LIBOR	3,580,000	(240,364)

Lehman Brothers Holdings Inc.	September 15, 2011	5.193% Semi-Annually	3-month LIBOR	5,500,000	(413,320)

Morgan Stanley & Co., Inc.	March 15, 2012	4.7625% Semi-annually	3-month LIBOR	2,750,000	(175,949)

Morgan Stanley & Co., Inc.	April 30, 2016	5.189% Semi-Annually	3-month LIBOR	3,400,000	(317,963)

RBS Greenwich	March 1, 2011	4.7% Semi-Annually	3-month LIBOR	1,370,000	(74,792)

RBS Greenwich	March 1, 2016	5.12% Semi-Annually	3-month LIBOR	4,250,000	(375,067)

RBS Greenwich	February 15, 2017	5.115% Semi-Annually	3-month LIBOR	3,580,000	(312,482)

The Goldman Sachs Group, Inc.	October 19, 2016	5.69% Semi-Annually	3-month LIBOR	55,877,000	(6,729,741)

Barclays Capital Inc.	December 15, 2009	3-month LIBOR	4% Semi-Annually	38,900,000	1,025,094

Annual Report to Shareholders

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc.	May 31, 2012	3-month LIBOR	4.4% Semi-Annually	$17,443,000	$871,621

Barclays Capital Inc.	May 31, 2012	3-month LIBOR	4.4% Semi-Annually	18,340,000	913,132

Deutsche Bank AG	June 17, 2010	3-month LIBOR	4.3132% Semi-Annually	31,430,000	1,215,451

Deutsche Bank AG	October 11, 2010	3-month LIBOR	4.7077% Semi-Annually	206,790,000	10,522,883

Deutsche Bank AG	July 13, 2011	3-month LIBOR	5.6281% Semi-Annually	83,870,000	7,248,197

Deutsche Bank AG	July 21, 2016	3-month LIBOR	5.6931% Semi-Annually	77,910,000	10,066,993

JP Morgan Chase & Co.	June 8, 2009	3-month LIBOR	5.393% semi-annually	157,400,000	5,546,494

JP Morgan Chase & Co.	January 22, 2013	3-month LIBOR	5.1577% Semi-Annually	15,410,000	1,108,252

JP Morgan Chase & Co.	March 12, 2018	3-month LIBOR	4.52% Semi-Annually	31,400,000	1,154,820

The Goldman Sachs Group, Inc.	March 10, 2009	3-month LIBOR	4.36% Semi-Annually	54,100,000	1,104,229

The Goldman Sachs Group, Inc.	July 7, 2011	3-month LIBOR	5.7125% Semi-Annually	71,600,000	6,375,250

The Goldman Sachs Group, Inc.	November 3, 2011	3-month LIBOR	5.0435% Semi-Annually	81,800,000	5,821,837

The Goldman Sachs Group, Inc.	March 19, 2013	3-month LIBOR	4.75% Semi-Annually	220,600,000	9,250,548

The Goldman Sachs Group, Inc.	September 17, 2038	3-month LIBOR	5% Semi-Annually	354,170,000	12,977,756

					$59,401,054

Total Return Swaps

Lehman Brothers Holdings Inc.	September 1, 2008	1-month LIBOR	LEHM Index	37,900,000	(364,391)

					$(364,391)

		Total Unrealized Appreciation/(Depreciation)			$(168,307,105)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Default Swaps
Banc of America Securities LLC (Heinz Corp., 6.428%, due 12/01/08)	December 20, 2008	0.165% Quarterly	Specified amount upon credit event notice	$11,660,000	$9,085

Banc of America Securities LLC (Home Depot Inc., 3.75%, due 9/15/09)	December 20, 2013	0.635% Quarterly	Specified amount upon credit event notice	5,510,000	330,099

Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12)	December 20, 2015	0.73% Monthly	Specified amount upon credit event notice	7,950,000	773,805

Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	December 20, 2016	1.04% Quarterly	Specified amount upon credit event notice	8,270,000	844,059

Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13)	March 20, 2013	1.05% Monthly	Specified amount upon credit event notice	8,640,000	1,182,810

Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	December 20, 2015	1.13% Quarterly	Specified amount upon credit event notice	5,500,000	329,187

Barclays Capital Inc. (Amerisource Bergen Corp., 5.625%, due 9/15/12)	September 20, 2012	0.5% Quarterly	Specified amount upon credit event notice	6,330,000	193,987

Barclays Capital Inc. (Cardinal Health Inc. 5.85%, due 12/15/17)	September 20, 2016	0.49% Quarterly	Specified amount upon credit event notice	6,260,000	168,927

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 06/25/12)	June 20, 2012	0.63% Quarterly	Specified amount upon credit event notice	6,240,000	836,896

Barclays Capital Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.6% Quarterly	Specified amount upon credit event notice	3,380,000	386,561

Barclays Capital Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.6% Quarterly	Specified amount upon credit event notice	2,250,000	257,326

Barclays Capital Inc. (Motorola Inc., 6.5%, due 9/1/25)	December 20, 2011	0.32% Quarterly	Specified amount upon credit event notice	10,850,000	997,847

Bear Stearns, Inc. (Bell South Corp., 6%, due 10/15/11)	September 20, 2014	0.28% Quarterly	Specified amount upon credit event notice	8,250,000	158,459

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Bear Stearns, Inc. (CDX HY 6B)	June 20, 2011	3% Quarterly	Specified amount upon credit event notice	$11,600,000	$(694,957)

Bear Stearns, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)	June 20, 2010	5.75% Quarterly	Specified amount upon credit event notice	12,500,000	863,960

Bear Stearns, Inc. (Juneau Investments LLC, 5.9%, due 2/22/21)	December 20, 2012	3.65% Quarterly	Specified amount upon credit event notice	8,250,000	930,506

Bear Stearns, Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2011	0.59% Quarterly	Specified amount upon credit event notice	4,300,000	114,886

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 bp, due 6/25/35)	April 25, 2035	1.28% Monthly	Specified amount upon credit event notice	1,122,000	515,914

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	April 25, 2035	2.05% Monthly	Specified amount upon credit event notice	1,122,000	601,995

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	Specified amount upon credit event notice	1,122,000	311,382

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBOR + 220bp, due 2/25/35)	February 25, 2035	2.06% Monthly	Specified amount upon credit event notice	738,143	366,839

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37% Monthly	Specified amount upon credit event notice	851,139	380,792

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Quarterly	Specified amount upon credit event notice	1,122,000	840,333

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Quarterly	Specified amount upon credit event notice	$1,122,000	$939,295

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	September 20, 2015	0.9% Quarterly	Specified amount upon credit event notice	5,350,000	165,054

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15% Monthly	Specified amount upon credit event notice	833,630	156,243

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33% Monthly	Specified amount upon credit event notice	1,122,000	192,044

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	Specified amount upon credit event notice	531,142	280,324

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31% Monthly	Specified amount upon credit event notice	407,909	284,898

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18% Monthly	Specified amount upon credit event notice	407,881	304,502

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	Specified amount upon credit event notice	444,776	309,758

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	Specified amount upon credit event notice	448,860	370,081

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Home Depot Inc., 3.75%, due 9/15/09)	September 20, 2010	0.17% Quarterly	Specified amount upon credit event notice	$2,720,000	$81,417

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	Specified amount upon credit event notice	1,122,000	368,200

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	Specified amount upon credit event notice	1,122,000	399,174

Credit Suisse First Boston USA (Limited Brands Inc., 6.125%, due 12/01/12)	December 20, 2012	0.6% Quarterly	Specified amount upon credit event notice	10,600,000	1,281,739

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	Specified amount upon credit event notice	449,972	198,092

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	Specified amount upon credit event notice	1,122,000	356,237

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9, 1-Month LIBOR + 275bp, due 2/25/35)	February 25, 2035	2.08% Monthly	Specified amount upon credit event notice	1,122,000	442,126

Credit Suisse First Boston USA (Marsh & McLennan Company, Inc., 5.375%, due 7/15/14)	September 20, 2010	0.46% Quarterly	Specified amount upon credit event notice	5,990,000	31,920

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	September 20, 2013	0.75% Quarterly	Specified amount upon credit event notice	5,830,000	548,941

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)[1]	December 25, 2034	1.31% Monthly	Specified amount upon credit event notice	1,122,000	702,148

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	Specified amount upon credit event notice	$1,122,000	$683,999

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	Specified amount upon credit event notice	1,122,000	190,852

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	Specified amount upon credit event notice	950,026	223,978

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	Specified amount upon credit event notice	1,122,000	184,991

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	Specified amount upon credit event notice	1,122,000	254,470

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	Specified amount upon credit event notice	1,122,000	265,423

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	Specified amount upon credit event notice	355,878	253,963

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	Specified amount upon credit event notice	415,715	339,557

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15% Monthly	Specified amount upon credit event notice	543,891	234,716

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	Specified amount upon credit event notice	$1,122,000	$332,053

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	Specified amount upon credit event notice	1,122,000	372,215

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	Specified amount upon credit event notice	1,122,000	441,496

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	Specified amount upon credit event notice	1,122,000	606,301

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	Specified amount upon credit event notice	1,122,000	551,544

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250 bp, due 1/25/36)	January 25, 2036	2.18% Monthly	Specified amount upon credit event notice	1,122,000	636,465

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	Specified amount upon credit event notice	1,188,469	226,581

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	Specified amount upon credit event notice	1,122,000	547,031

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	Specified amount upon credit event notice	1,122,000	471,408

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (Pulte Homes Inc., 7.875%, due 8/1/11)	March 20, 2011	0.79% Quarterly	Specified amount upon credit event notice	$4,080,000	$350,202

Credit Suisse First Boston USA (Southwest Airlines Co., 5.25%, due 10/1/14)	March 20, 2017	0.69% Quarterly	Specified amount upon credit event notice	4,880,000	353,716

Credit Suisse First Boston USA (Starwood Hotels Resorts, 7.875%, due 8/25/34)	December 20, 2011	1.37% Quarterly	Specified amount upon credit event notice	5,350,000	144,389

Credit Suisse First Boston USA (Waste Management Inc., 7.375%, due 8/1/10)	March 20, 2014	0.49% Quarterly	Specified amount upon credit event notice	6,630,000	185,246

Deutsche Bank AG (Autozone Inc., 6.95%, due 6/15/16)	June 20, 2016	0.58% Quarterly	Specified amount upon credit event notice	10,890,000	431,697

Deutsche Bank AG (Centurytel Inc., 7.875%, due 8/15/12)	March 20, 2017	0.89% Quarterly	Specified amount upon credit event notice	8,270,000	408,530

Deutsche Bank AG (iBoxx IG TMT)	March 20, 2009	0.6% Quarterly	Specified amount upon credit event notice	9,500,000	(25,493)

Deutsche Bank AG (iBoxx IG TMT)	March 20, 2009	0.6% Quarterly	Specified amount upon credit event notice	6,450,000	(17,309)

JP Morgan Chase & Co. (Limited Brands Inc., 6.125%, due 12/1/12)	December 20, 2012	0.67% Quarterly	Specified amount upon credit event notice	6,300,000	744,231

Lehman Brothers Holdings Inc. (iBoxx IG TMT)	March 20, 2009	0.6% Quarterly	Specified amount upon credit even notice	9,000,000	(30,864)

Lehman Brothers Holdings Inc. (Sara Lee Corp., 6.125%, due 11/01/32)	September 20, 2011	0.44% Quarterly	Specified amount upon credit event notice	9,750,000	75,583

Lehman Brothers Holdings Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2011	0.57% Quarterly	Specified amount upon credit event notice	6,270,000	171,056

Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/01/12)	March 20, 2012	0.46% Quarterly	Specified amount upon credit event notice	4,560,000	305,317

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc. (Pulte Homes Inc., 5.25%, due 1/15/14)	March 20, 2011	4% Quarterly	Specified amount upon credit event notice	$2,780,000	$11,533

Morgan Stanley & Co., Inc. (Viacom Inc., 6.25%, due 4/30/16)	March 20, 2012	0.36% Quarterly	Specified amount upon credit event notice	10,540,000	507,846

Morgan Stanley & Co., Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	March 20, 2012	0.74% Quarterly	Specified amount upon credit event notice	5,540,000	195,983

RBS Greenwich (DSLA Mortgage Loan Trust 2005-AR5, 1-Month LIBOR + 175 bp, due 8/19/45)	August 19, 2045	4.5% Monthly	Specified amount upon credit event notice	2,096,508	(524,127)

RBS Greenwich (General Mills Inc., 5.7%, due 2/15/17)	March 20, 2017	0.33% Quarterly	Specified amount upon credit event notice	7,210,000	151,860

RBS Greenwich (Harborview Mortgage Loan Trust 2005-12, 1-Month LIBOR + 175 bp, due 10/19/35)	October 19, 2035	2.5% Monthly	Specified amount upon credit event notice	1,990,698	(696,744)

RBS Greenwich (Home Depot Inc., 5.4%, due 3/1/16)	March 20, 2016	0.48% Monthly	Specified amount upon credit event notice	8,230,000	707,844

RBS Greenwich (IndyMac Index Mortgage Loan Trust 2005-AR18, 1-Month LIBOR + 125 bp, due 10/25/36)	October 25, 2036	2.7% Monthly	Specified amount upon credit event notice	1,884,993	(565,498)

RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	August 25, 2045	2.55% Monthly	Specified amount upon credit event notice	723,729	(253,305)

The Goldman Sachs Group, Inc. (iBoxx HY 3)	December 20, 2009	4% Quarterly	Specified amount upon credit event notice	5,784,512	(473)

The Goldman Sachs Group, Inc. (JPM Chase Commercial Mortgage, 5.7966%, due 5/15/47)	May 15, 2047	0.75% Monthly	Specified amount upon credit event notice	5,000,000	3,669,955

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	Specified amount upon credit event notice	0.8% Quarterly	$101,380,000	$(219,794)

Barclays Capital Inc. (CDX IG 9)	December 20, 2017	Specified amount upon credit event notice	0.8% Quarterly	87,700,000	320,117

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	27,100,000	(2,370,682)

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	33,500,000	(2,461,152)

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	13,200,000	(659,467)

Barclays Capital Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	5,000,000	(101,097)

Barclays Capital Inc. (General Motors Corp., 7.125%, due 07/15/13)	December 20, 2011	Specified amount upon credit event notice	4.16% Quarterly	7,000,000	(1,230,014)

Barclays Capital Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.1% Quarterly	4,050,000	(549,909)

Barclays Capital Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.05% Quarterly	2,700,000	(370,751)

Barclays Capital Inc. (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2008	Specified amount upon credit event notice	12% Quarterly	500,000	(78,067)

Bear Stearns, Inc. (ABX. HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	10,000,000	(4,536,604)

Bear Stearns, Inc. (CDX HY 6B)	June 20, 2011	Specified amount upon credit event notice	3% Quarterly	25,000,000	(1,613,569)

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit even notice	0.91% Quarterly	31,750,000	(4,264,822)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	1.01% Quarterly	$31,800,000	$(4,151,248)

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	1.05% Quarterly	12,700,000	(1,638,671)

Bear Stearns, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2.25% Quarterly	8,900,000	(1,335,905)

Bear Stearns, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	2,673,000	6,766

Bear Stearns, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.2% Quarterly	50,000,000	527,105

Bear Stearns, Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	85,500,000	(3,494,512)

Bear Stearns, Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	19,620,000	(777,454)

Bear Stearns, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	56,100,000	(5,021,753)

Bear Stearns, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	28,200,000	(2,386,508)

Bear Stearns, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	28,500,000	(2,419,242)

Bear Stearns, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	207,400,000	(15,093,276)

Bear Stearns, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	March 20, 2012	Specified amount upon credit event notice	3.2% Quarterly	9,900,000	(2,071,839)

Bear Stearns, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	March 20, 2012	Specified amount upon credit event notice	3.25% Quarterly	18,500,000	(3,847,600)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Bear Stearns, Inc. (MBIA Insurance Corporation, 5.37563%, due 10/6/10)	December 20, 2012	Specified amount upon credit event notice	3.1% Quarterly	$9,530,000	$(1,293,984)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	172,602,742	(3,047,095)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	24,786,034	(314,191)

Credit Suisse First Boston USA (ABX.HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	23,300,000	(10,734,147)

Credit Suisse First Boston USA (ABX.HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	2,600,000	(1,153,272)

Credit Suisse First Boston USA (ABX.HE-AAA 07-2)	January 25, 2038	Specified amount upon credit event notice	0.76% Monthly	12,800,000	(5,630,683)

Credit Suisse First Boston USA (ConocoPhillips, 4.75%, due 10/15/12)	September 20, 2012	Specified amount upon credit event notice	0.27% Quarterly	1,460,000	(16,738)

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	Specified amount upon credit event notice	2.32% Quarterly	2,400,000	(51,886)

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	Specified amount upon credit event notice	1.4% Quarterly	9,000,000	(277,799)

Credit Suisse First Boston USA (iBoxx HY 3)	December 20, 2009	Specified amount upon credit event notice	4% Quarterly	3,006,801	39,082

Credit Suisse First Boston USA (iBoxx HY 3)	December 20, 2009	Specified amount upon credit event notice	4% Quarterly	3,006,801	39,082

Credit Suisse First Boston USA (iBoxx HY 3)	December 20, 2009	Specified amount upon credit event notice	4% Quarterly	15,177,186	25,304

Credit Suisse First Boston USA (iBoxx HY 3)	December 20, 2009	Specified amount upon credit event notice	4% Quarterly	11,263,572	(15,189)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA (iBoxx IG Hi-Vol)	March 20, 2009	Specified amount upon credit event notice	1.25% Quarterly	$48,333,333	$(699,188)

Deutsche Bank AG (ABX. HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	15,700,000	(3,155,819)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	33,880,909	(576,988)

Deutsche Bank AG (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	17,090,370	(216,639)

Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)	December 20, 2016	Specified amount upon credit event notice	2.21% Quarterly	4,200,000	(570,050)

Deutsche Bank AG (AES Corp., 7.75%, due 3/1/14)	December 20, 2016	Specified amount upon credit event notice	2.2% Quarterly	3,700,000	(504,417)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	Specified amount upon credit event notice	1.67% Quarterly	1,900,000	(262,612)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	Specified amount upon credit event notice	2.3% Quarterly	3,020,000	(66,678)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	Specified amount upon credit event notice	2.32% Quarterly	3,200,000	(69,182)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2010	Specified amount upon credit event notice	1.25% Quarterly	1,600,000	(53,877)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	Specified amount upon credit event notice	2.3% Quarterly	5,430,000	(119,888)

Deutsche Bank AG (Fannie Mae, 6%, due 5/15/11)	December 20, 2009	Specified amount upon credit event notice	0.215% Quarterly	17,000,000	(17,209)

Deutsche Bank AG (Ford Motor Credit Co., 7.25%, due 10/25/11)	September 20, 2017	Specified amount upon credit event notice	3.65% Quarterly	4,450,000	(863,826)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG (Ford Motor Credit Co., 7.25%, due 10/25/11)	September 20, 2017	Specified amount upon credit event notice	3.65% Quarterly	$3,500,000	$(679,414)

Deutsche Bank AG (Ford Motor Credit Company, 7%, due 10/1/13)	December 20, 2010	Specified amount upon credit event notice	5.05% Quarterly	25,400,000	(2,941,328)

Deutsche Bank AG (Ford Motor Credit Company, 7.45%, due 7/16/31)	March 20, 2015	Specified amount upon credit event notice	2.93% Quarterly	2,600,000	(831,593)

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)	March 20, 2015	Specified amount upon credit event notice	0.29% Quarterly	25,100,000	(343,847)

Deutsche Bank AG (iBoxx 100 HY)	March 20, 2009	Specified amount upon credit event notice	4.25% Quarterly	9,400,000	(36,237)

Deutsche Bank AG (iBoxx HY 2)	September 20, 2009	Specified amount upon credit event notice	4.8% Quarterly	2,498,118	24,053

Deutsche Bank AG (iBoxx HY B)	March 20, 2009	Specified amount upon credit event notice	5% Quarterly	4,651,100	9,214

Deutsche Bank AG (iBoxx HY B)	March 20, 2009	Specified amount upon credit event notice	5% Quarterly	9,302,200	11,539

Deutsche Bank AG (iBoxx IG Hi-Vol)	March 20, 2009	Specified amount upon credit event notice	1.25% Quarterly	4,118,000	(60,205)

Deutsche Bank AG (iBoxx IG Hi-Vol2)	September 20, 2014	Specified amount upon credit event notice	1.3% Quarterly	11,174,667	(911,685)

JP Morgan Chase & Co. (ABX HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	24,000,000	(1,930,467)

JP Morgan Chase & Co. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.43% Quarterly	18,000,000	358,094

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	87,875,000	(7,854,469)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$56,800,000	$(4,844,458)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	76,900,000	(6,427,944)

JP Morgan Chase & Co. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	6% Quarterly	14,300,000	(1,293,720)

Lehman Brothers Holdings, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	10,200,000	(846,623)

Lehman Brothers Holdings, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	32,500,000	(2,450,457)

Lehman Brothers Holdings Inc. (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	8,195,382	(103,886)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	14,800,000	(1,067,377)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	29,600,000	(1,897,860)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	29,900,000	(2,165,200)

Lehman Brothers Holdings Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	68,000,000	(4,732,075)

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2010	Specified amount upon credit event notice	5.25% Quarterly	4,400,000	(754,858)

Lehman Brothers Holdings Inc. (iBoxx HY 3)	December 20, 2009	Specified amount upon credit even notice	4% Quarterly	3,245,436	(12,386)

Lehman Brothers Holdings Inc. (iBoxx HY 3)	December 20, 2009	Specified amount upon credit even notice	4% Quarterly	3,149,982	13,102

Lehman Brothers Holdings Inc. (iBoxx HY 3)	December 20, 2009	Specified amount upon credit even notice	4% Quarterly	3,245,436	(12,372)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	$24,750,000	$(875,731)

Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	25,000,000	(1,195,262)

Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)	March 20, 2017	Specified amount upon credit even notice	2.8% Quarterly	5,600,000	(620,148)

Merrill Lynch & Co., Inc. (AES Corp., 7.75%, due 3/1/14)	March 20, 2017	Specified amount upon credit even notice	2.6% Quarterly	3,600,000	(415,724)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit even notice	0.82% Quarterly	42,600,000	(5,867,281)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit even notice	0.92% Quarterly	31,750,000	(4,252,811)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit even notice	1.125% Quarterly	18,800,000	(2,372,413)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2% Quarterly	9,340,000	(1,496,922)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2.3% Quarterly	9,220,000	(1,365,188)

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.35% Quarterly	15,000,000	249,558

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.43% Quarterly	12,000,000	238,729

Merrill Lynch & Co., Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.2% Quarterly	80,000,000	843,368

Merrill Lynch & Co., Inc. (The AES Corp., 7.75%, due 3/1/14)	September 20, 2017	Specified amount upon credit event notice	3.9% Quarterly	10,100,000	(389,620)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Merrill Lynch & Co., Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2010	Specified amount upon credit even notice	2.3% Quarterly	$1,610,000	$(35,547)

Morgan Stanley & Co. Inc. (ABX. HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	17,200,000	(3,372,479)

Morgan Stanley & Co. Inc. (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2008	Specified amount upon credit event notice	13.5% Quarterly	3,800,000	(570,802)

Morgan Stanley & Co. Inc. (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2008	Specified amount upon credit event notice	12.75% Quarterly	3,800,000	(582,054)

Morgan Stanley & Co. Inc. (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2008	Specified amount upon credit event notice	11.5% Quarterly	3,800,000	(600,808)

Morgan Stanley and Co. Inc. (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2008	Specified amount upon credit event notice	10.25% Quarterly	18,800,000	(3,065,201)

RBS Greenwich (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	10,197,000	(669,226)

RBS Greenwich (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	20,295,000	(1,330,091)

RBS Greenwich (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	1,584,000	4,009

RBS Greenwich (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	12,870,000	(25,887)

RBS Greenwich (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	16,900,000	(505,580)

RBS Greenwich (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	14,500,000	(453,127)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	250,000,000	(23,363,145)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$100,000	$(9,050)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	33,300,000	(2,941,610)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	28,400,000	(2,403,379)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	28,700,000	(2,433,688)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	36,400,000	(2,861,937)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	28,800,000	(1,746,134)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	15,400,000	(1,109,888)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	31,800,000	(2,323,599)

RBS Greenwich (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	31,200,000	(2,220,535)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	22,100,000	(1,430,108)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	15,700,000	(815,259)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	4,700,000	(200,832)

RBS Greenwich (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	31,100,000	(739,028)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (Countrywide Home Loan Inc., 4%, due 3/22/11)	March 20, 2012	Specified amount upon credit event notice	0.6% Quarterly	$7,400,000	$(742,893)

RBS Greenwich (Countrywide Home Loans, Inc., 4%, due 3/22/11)	September 20, 2012	Specified amount upon credit event notice	0.66% Quarterly	9,900,000	(966,445)

RBS Greenwich (Eastman Kodak Company, 7.25%, due 11/15/13)	September 20, 2012	Specified amount upon credit event notice	2.25% Quarterly	13,030,000	(898,519)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)	December 20, 2010	Specified amount upon credit event notice	3.2% Quarterly	19,300,000	(93,713)

RBS Greenwich (Eastman Kodak, 7.25%, due 11/15/13)	December 20, 2016	Specified amount upon credit event notice	2.8% Quarterly	7,200,000	(686,545)

RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	September 20, 2011	Specified amount upon credit event notice	3.75% Quarterly	8,900,000	(1,332,811)

RBS Greenwich (Ford Motor Credit Company, 7%, due 10/1/13)	March 20, 2012	Specified amount upon credit event notice	5.38% Quarterly	8,200,000	(1,437,636)

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	June 20, 2012	Specified amount upon credit event notice	5.85% Quarterly	7,400,000	(1,269,226)

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	June 20, 2012	Specified amount upon credit event notice	5.1% Quarterly	12,450,000	(2,398,405)

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	June 20, 2012	Specified amount upon credit event notice	5.15% Quarterly	6,900,000	(1,319,519)

RBS Greenwich (Ford Motor Credit Company, 7.45%, due 7/16/31)	September 20, 2011	Specified amount upon credit event notice	6.75% Quarterly	18,400,000	(2,208,114)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	September 20, 2012	Specified amount upon credit event notice	5.95% Quarterly	$3,800,000	$(679,300)

RBS Greenwich (General Motors Acceptance Corp., 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	6.63% Quarterly	19,600,000	(1,533,974)

RBS Greenwich (General Motors Acceptance Corp., Inc., 6.875%, due 8/28/12)	September 20, 2012	Specified amount upon credit event notice	7.2% Quarterly	10,700,000	(1,589,140)

RBS Greenwich (General Motors Acceptance Corporation, 6%, due 4/1/11)	December 20, 2011	Specified amount upon credit event notice	1.34% Quarterly	780,000	(214,482)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	September 20, 2010	Specified amount upon credit event notice	5.75% Quarterly	1,250,000	(196,673)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	December 20, 2016	Specified amount upon credit event notice	1.55% Quarterly	4,200,000	(1,310,952)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	December 20, 2011	Specified amount upon credit event notice	1.2% Quarterly	680,000	(189,065)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2012	Specified amount upon credit event notice	1.17% Quarterly	8,500,000	(2,412,765)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 2, 2012	Specified amount upon credit event notice	1.4% Quarterly	9,400,000	(2,619,222)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2012	Specified amount upon credit event notice	1.85% Quarterly	9,700,000	(2,603,860)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2012	Specified amount upon credit event notice	2% Quarterly	9,300,000	(2,464,861)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	6.1% Quarterly	$8,000,000	$(708,260)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	6.9% Quarterly	10,000,000	(730,328)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	7.2% Quarterly	7,820,000	(525,664)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	December 20, 2010	Specified amount upon credit event notice	8.95% Quarterly	19,300,000	(728,984)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	March 20, 2012	Specified amount upon credit event notice	3.7% Quarterly	8,400,000	(1,648,870)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	8.4% Quarterly	12,500,000	(480,244)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	7.1% Quarterly	8,000,000	(494,242)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	6.8% Quarterly	7,500,000	(503,784)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	September 20, 2010	Specified amount upon credit event notice	7.7% Quarterly	12,500,000	(719,165)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	December 20, 2012	Specified amount upon credit event notice	4.9% Quarterly	4,400,000	(808,424)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	March 20, 2013	Specified amount upon credit event notice	8.6% Quaterly	$9,000,000	$(734,165)

RBS Greenwich (LCDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2.25% Quarterly	16,000,000	198,614

RBS Greenwich (Residential Capital, LLC, 7.5%, due 4/17/13)	December 20, 2012	Specified amount upon credit event notice	5% Quarterly	10,800,000	(3,646,875)

RBS Greenwich (Residential Capital, LLC, 7.5%, due 4/17/13)	December 20, 2012	Specified amount upon credit event notice	5% Quarterly	10,800,000	(3,298,344)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	June 20, 2012	Specified amount upon credit event notice	1.76% Quarterly	24,300,000	(5,069,668)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.4% Quarterly	3,600,000	(698,795)

RBS Greenwich (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.35% Quarterly	3,600,000	(704,518)

RBS Greenwich (Time Warner Inc. 6.875%, due 5/1/12)	September 20, 2010	Specified amount upon credit event notice	0.47% Quarterly	5,000,000	(133,846)

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)	December 20, 2010	Specified amount upon credit event notice	0.5% Quarterly	12,500,000	(381,696)

The Goldman Sachs Group, Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	0.9% Quarterly	32,000,000	(4,310,509)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	3,000,000	(123,305)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	30,300,000	(1,315,464)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	1.8% Quarterly	$35,500,000	$(5,978,363)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	2% Quarterly	8,780,000	(1,407,171)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	18,216,000	(228,134)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	11,484,000	(295,637)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	3.75% Quarterly	21,780,000	(352,423)

The Goldman Sachs Group, Inc. (CDX HY 9)	December 20, 2012	Specified amount upon credit event notice	6.356% Quarterly	75,000,000	1,266,098

The Goldman Sachs Group, Inc. (CDX IG 9)	December 20, 2017	Specified amount upon credit event notice	0.8% Quarterly	65,000,000	(395,366)

The Goldman Sachs Group, Inc. (CDX IG HVOL 10)	June 20, 2013	Specified amount upon credit event notice	3.5% Quarterly	308,400,000	(2,088,291)

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	Specified amount upon credit event notice	1.05% Quarterly	21,846,516	(555,076)

The Goldman Sachs Group, Inc. (CDX IG HVOL 3)	March 20, 2010	Specified amount upon credit event notice	1.05% Quarterly	42,823,038	(860,961)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	156,700,000	(14,943,260)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	65,500,000	(5,988,961)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$150,000,000	$(13,357,394)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	4,400,000	(358,401)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	31,100,000	(1,845,054)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	5,600,000	(460,318)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	12,100,000	(907,449)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	25,900,000	(1,232,261)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	50,000,000	(2,773,179)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	12,600,000	(538,286)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	12,600,000	(537,270)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	30,300,000	(1,292,007)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	29,400,000	(709,548)

The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	29,400,000	(908,478)

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)	March 20, 2015	Specified amount upon credit event notice	1.67% Quarterly	1,900,000	(262,612)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7%, due 10/1/2013)	September 20, 2017	Specified amount upon credit event notice	3.77% Quarterly	$6,400,000	$(1,219,643)

The Goldman Sachs Group, Inc. (Ford Motor Credit Co., 7.45%, due 7/16/31)	September 20, 2011	Specified amount upon credit event notice	6.8% Quarterly	10,000,000	(1,187,500)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)	June 20, 2010	Specified amount upon credit event notice	4.75% Quarterly	2,500,000	(263,549)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7%, due 10/1/13)	September 20, 2011	Specified amount upon credit event notice	3.8% Quarterly	9,200,000	(1,436,139)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.45%, due 7/16/31)	March 20, 2012	Specified amount upon credit event notice	6.05% Quarterly	11,500,000	(1,806,457)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.45%, due 7/16/31)	September 20, 2011	Specified amount upon credit event notice	6.8% Quarterly	8,400,000	(997,500)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	Specified amount upon credit event notice	5.75% Quarterly	2,000,000	(300,857)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	Specified amount upon credit event notice	5.95% Quarterly	80,000	(11,780)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	Specified amount upon credit event notice	6% Quarterly	1,000,000	(146,459)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	June 20, 2010	Specified amount upon credit event notice	8.95% Quarterly	5,000,000	(142,681)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)	March 20, 2012	Specified amount upon credit event notice	3.15% Quarterly	19,400,000	(4,085,153)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13 )	March 20, 2012	Specified amount upon credit event notice	4.4% Quarterly	$11,500,000	$(2,048,364)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 8.375%, due 7/15/33)	December 20, 2010	Specified amount upon credit event notice	7% Quarterly	42,500,000	(3,319,390)

The Goldman Sachs Group, Inc. (iBoxx HY 3)	December 20, 2009	Specified amount upon credit event notice	4% Quarterly	2,844,529	22,811

The Goldman Sachs Group, Inc. (iBoxx HY 3)	December 20, 2009	Specified amount upon credit event notice	4% Quarterly	954,540	4,368

The Goldman Sachs Group, Inc. (iBoxx HY 4)	June 20, 2010	Specified amount upon credit event notice	3.4% Quarterly	2,200,000	18,565

The Goldman Sachs Group, Inc. (iBoxx HY 6B)	June 20, 2011	Specified amount upon credit event notice	3% Quarterly	11,400,000	(721,224)

The Goldman Sachs Group, Inc. (iBoxx HY 6B)	June 20, 2011	Specified amount upon credit event notice	3% Quarterly	15,000,000	(968,141)

The Goldman Sachs Group, Inc. (LCDX 9)	December 20, 2012	Specified amount upon credit event notice	2.25% Quarterly	17,000,000	(1,206,188)

The Goldman Sachs Group, Inc. (The AES Corp., 7.75%, due 3/1/14)	September 20, 2017	Specified amount upon credit event notice	3.8% Quarterly	4,320,000	(200,140)

The Goldman Sachs Group, Inc. (TXU Corp., 5.55%, due 11/15/2014)	September 20, 2012	Specified amount upon credit even notice	3.24% Quarterly	2,700,000	(265,553)

UBS Warburg LLC (ABX.HE-AAA 06-2)	May 25, 2046	Specified amount upon credit event notice	0.11% Monthly	54,800,000	649,541

					$(306,699,508)

Interest Rate Swaps
Banc of America Securities LLC	December 1, 2008	5.03% Semi-Annually	3-month LIBOR	11,660,000	(192,710)

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Banc of America Securities LLC	March 1, 2013	5.104% Semi-Annually	3-month LIBOR	$8,100,000	$(664,630)

Banc of America Securities LLC	December 16, 2013	5.381% Semi-Annually	3-month LIBOR	5,510,000	(548,600)

Banc of America Securities LLC	November 10, 2015	4.864% Semi-Annually	3-month LIBOR	7,950,000	(565,715)

Banc of America Securities LLC	January 15, 2016	5.45084% Semi-Annually	3-month LIBOR	5,500,000	(608,331)

Banc of America Securities LLC	October 3, 2016	5.425% Semi-Annually	3-month LIBOR	8,270,000	(915,739)

Barclays Capital Inc.	November 1, 2011	5.439% Semi-Annually	3-month LIBOR	10,850,000	(916,763)

Barclays Capital Inc.	June 25, 2012	5.06% Semi-Annually	3-month LIBOR	6,240,000	(482,768)

Barclays Capital Inc.	September 15, 2012	5.189% Semi-Annually	3-month LIBOR	6,330,000	(529,450)

Barclays Capital Inc.	October 20, 2016	5.326% Semi-Annually	3-month LIBOR	6,260,000	(644,963)

Bear Stearns, Inc.	April 30, 2011	5.05% Semi-Annually	3-month LIBOR	4,300,000	(286,123)

Bear Stearns, Inc.	September 15, 2014	5% Semi-Annually	3-month LIBOR	8,250,000	(664,614)

Credit Suisse First Boston USA	August 15, 2010	5.446% Semi-Annually	3-month LIBOR	2,720,000	(179,549)

Credit Suisse First Boston USA	September 15, 2010	5.0025% Semi-Annually	3-month LIBOR	5,990,000	(343,392)

Credit Suisse First Boston USA	March 1, 2011	5.229% Semi-Annually	3-month LIBOR	4,110,000	(285,126)

Credit Suisse First Boston USA	May 1, 2012	5.085% Semi-Annually	3-month LIBOR	4,800,000	(367,801)

Credit Suisse First Boston USA	December 1, 2012	4.9025% Semi-Annually	3-month LIBOR	10,600,000	(763,291)

Credit Suisse First Boston USA	August 15, 2013	5.023% Semi-Annually	3-month LIBOR	5,300,000	(423,262)

Credit Suisse First Boston USA	March 15, 2014	5.131% Semi-Annually	3-month LIBOR	6,630,000	(579,403)

Credit Suisse First Boston USA	September 15, 2015	5.16% Semi-Annually	3-month LIBOR	5,350,000	(487,553)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Suisse First Boston USA	March 1, 2017	5.335% Semi-Annually	3-month LIBOR	$4,880,000	$(507,791)

Deutsche Bank AG	June 15, 2016	5.1825% Semi-Annually	3-month LIBOR	10,890,000	(1,013,202)

Deutsche Bank AG	April 1, 2017	5.435% Semi-annually	3-month LIBOR	8,270,000	(928,209)

JP Morgan Chase & Co.	December 1, 2012	5.275% Semi-Annually	3-month LIBOR	6,300,000	(555,595)

Lehman Brothers Holdings Inc.	April 30, 2011	5.0704% Semi-Annually	3-month LIBOR	6,270,000	(420,973)

Lehman Brothers Holdings Inc.	September 15, 2011	5.193% Semi-Annually	3-month LIBOR	9,750,000	(732,705)

Morgan Stanley & Co., Inc.	March 15, 2012	4.7625% Semi-annually	3-month LIBOR	5,540,000	(354,458)

Morgan Stanley & Co., Inc.	April 30, 2016	5.189% Semi-Annually	3-month LIBOR	6,600,000	(617,222)

RBS Greenwich	March 1, 2011	4.7% Semi-Annually	3-month LIBOR	2,780,000	(151,768)

RBS Greenwich	April 1, 2012	5.011% Semi-Annually	3-month LIBOR	4,560,000	(335,428)

RBS Greenwich	March 1, 2016	5.12% Semi-Annually	3-month LIBOR	8,230,000	(726,305)

RBS Greenwich	February 15, 2017	5.115% Semi-Annually	3-month LIBOR	7,210,000	(629,328)

The Goldman Sachs Group, Inc.	September 24, 2009	3.7135% Semi-Annually	3-month LIBOR	100,000,000	(2,026,400)

Barclays Capital Inc.	December 15, 2009	3-month LIBOR	4% Semi-Annually	79,400,000	2,092,351

Barclays Capital Inc.	May 31, 2012	3-month LIBOR	4.4% Semi-Annually	35,905,000	1,794,161

Barclays Capital Inc.	May 31, 2012	3-month LIBOR	4.4% Semi-Annually	37,740,000	1,879,040

Bear Stearns, Inc.	December 22, 2011	3-month LIBOR	4.9925% Semi-annually	54,900,000	3,910,346

Credit Suisse First Boston USA	January 19, 2009	Mexican Interbank Deposit Rate	7.69% Monthly	144,500,000	19,565

Annual Report to Shareholders

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG	June 17, 2010	3-month LIBOR	4.3132% Semi-Annually	$41,570,000	$1,607,582

Deutsche Bank AG	October 11, 2010	3-month LIBOR	4.7077% Semi-Annually	299,650,000	15,248,228
Deutsche Bank AG	July 13, 2011	3-month LIBOR	5.6281% Semi-Annually	133,350,000	11,524,346

Deutsche Bank AG	July 21, 2016	3-month LIBOR	5.6931% Semi-Annually	124,720,000	16,115,458

JP Morgan Chase & Co.	March 12, 2018	3-month LIBOR	4.52% Semi-Annually	65,500,000	2,408,939

JP Morgan Chase & Co.	November 6, 2011	3-month LIBOR	5.02% Semi-Annually	93,600,000	6,592,922

JP Morgan Chase & Co.	January 22, 2013	3-month LIBOR	5.1577% Semi-Annually	28,980,000	2,083,889

JP Morgan Chase & Co.	June 8, 2009	3-month LIBOR	5.393% Semi-annually	304,600,000	10,733,555

JP Morgan Chase & Co.	January 19, 2009	Mexican Interbank Deposit Rate	7.69% Monthly	144,500,000	19,567

The Goldman Sachs Group, Inc.	March 10, 2009	3-month LIBOR	4.36% Semi-Annually	74,400,000	1,518,570

The Goldman Sachs Group, Inc.	March 19, 2013	3-month LIBOR	4.75% Semi-Annually	421,850,000	17,689,258

The Goldman Sachs Group, Inc.	September 17, 2038	3-month LIBOR	5% Semi-Annually	599,880,000	21,981,241

The Goldman Sachs Group, Inc.	November 3, 2011	3-month LIBOR	5.0435% Semi-Annually	147,000,000	10,462,225

The Goldman Sachs Group, Inc.	July 7, 2011	3-month LIBOR	5.7125% Semi-Annually	113,400,000	10,097,114

					$118,329,190

Total Return Swaps
Lehman Brothers Holdings Inc.	September 1, 2008	1-month LIBOR	LEHM Index	82,200,000	$(790,316)

		Total Unrealized Appreciation/(Depreciation)			$(189,160,634)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset High Yield Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Default Swaps
Deutsche Bank AG (Residential Capital Corp., 6.5%, due 4/17/13)	September 20, 2008	Specified amount upon credit event notice	8.5% Quarterly	$5,000,000	$(849,760)

/		Total Unrealized Appreciation/(Depreciation)			$(849,760)

Western Asset Inflation Indexed Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps
Barclays Capital Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	2.75% Quarterly	$7,128,000	$(300,510)

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	2.75% Quarterly	13,266,000	(1,104,814)

Deutsche Bank AG (CDX HY 4)	June 20, 2010	Specified amount upon credit event notice	3.6% Quarterly	9,500,000	(98,363)

Deutsche Bank AG (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	14,700,000	(1,350,685)

J.P. Morgan Chase & Co. (Ford Motor Credit Company, 7%, due 8/15/12)	June 20, 2010	Specified amount upon credit event notice	2.9% Quarterly	5,000,000	(676,344)

Merrill Lynch & Co., Inc. (El Paso Corporation, 7%, due 5/15/11)	June 20, 2010	Specified amount upon credit event notice	3.625% Quarterly	2,500,000	91,416

Merrill Lynch & Co., Inc. (Ford Motor Credit Company, 7.375%, due 10/28/09)	June 20, 2010	Specified amount upon credit event notice	5.5% Quarterly	2,500,000	(233,297)

Merrill Lynch & Co., Inc. (General Motors Acceptance Corporation, 7.75%, due 1/19/10)	March 20, 2010	Specified amount upon credit event notice	3.55% Quarterly	5,000,000	(865,107)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	June 20, 2010	Specified amount upon credit event notice	4.5% Quarterly	7,500,000	(1,277,075)

					$(5,814,779)

Annual Report to Shareholders

Western Asset Intermediate Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps
Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	0.75% Quarterly	Specified amount upon credit event notice	$5,200,000	$(454,891)

The Goldman Sachs Group, Inc. (CDX IG 8)	June 20, 2017	0.6% Quarterly	Specified amount upon credit event notice	15,420,000	820,499

Banc of America Securities LLC (MBIA Global Funding LLC, 5.37563%, due 10/6/10)	September 20, 2008	Specified amount upon credit event notice	1.4% Quarterly	980,000	(66,712)

Banc of America Securities LLC (MBIA Global Funding LLC, 5.37563%, due 10/6/10)	September 20, 2008	Specified amount upon credit event notice	1.5% Quarterly	640,000	(43,274)

Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	3,600,000	(321,416)

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	1,400,000	(122,471)

Deutsche Bank AG (Freddie Mac, 5%, due 7/15/14)	March 20, 2015	Specified amount upon credit event notice	0.29% Quarterly	1,944,720	(26,641)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	2,900,000	(253,681)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	28,730,000	(1,689,530)

Lehman Brothers Holdings Inc. (CDX IG 9)	December 20, 2012	Specified amount upon credit event notice	0.6% Quarterly	11,700,000	(159,629)

Lehman Brothers Holdings Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	15,600,000	(997,265)

Morgan Stanley & Co., Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	1,500,000	(139,779)

Morgan Stanley & Co., Inc. (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.6% Quarterly	800,000	(146,636)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Intermediate Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	$25,700,000	$(1,069,069)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	5,500,000	(503,628)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	2,800,000	(254,136)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	2,800,000	(222,612)

The Goldman Sachs Group, Inc. (iBoxx IG HiVol4)	June 20, 2012	Specified amount upon credit event notice	1% Quarterly	7,811,292	(486,865)

					$(6,137,736)

Interest Rate Swaps
Barclays Capital Inc.	May 15, 2016	3.8% Semi-Annually	3-month LIBOR	32,400,000	105,454

Deutsche Bank AG	November 28, 2012	3-month LIBOR	5.27% Semi-Annually	14,900,000	1,199,378

					$1,304,832

		Total Unrealized Appreciation/(Depreciation)			$(4,832,904)

Western Asset Intermediate Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

Credit Default Swaps
Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	0.75% Quarterly	Specified amount upon credit event notice	$700,000	$(61,235)

The Goldman Sachs Group, Inc. (CDX IG 8)	June 20, 2017	0.6% Quarterly	Specified amount upon credit event notice	2,190,000	116,530

Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	500,000	(44,641)

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	200,000	(17,496)

Annual Report to Shareholders

Western Asset Intermediate Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$400,000	$(34,990)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	4,100,000	(241,110)

Lehman Brothers Holdings Inc. (CDX IG 9)	December 20, 2012	Specified amount upon credit event notice	0.6% Quarterly	1,800,000	(24,558)

Lehman Brothers Holdings Inc. (CDX IG HVOL 9)	December 20, 2012	Specified amount upon credit event notice	1.4% Quarterly	2,400,000	(153,426)

Merrill Lynch & Co., Inc. (iBoxx HY3)	December 20, 2009	Specified amount upon credit event notice	3.75% Quarterly	384,000	(4,333)

Morgan Stanley & Co., Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	200,000	(18,637)

Morgan Stanley & Co., Inc. (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	Specified amount upon credit event notice	2.6% Quarterly	100,000	(18,330)

The Goldman Sachs Group, Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	3,640,000	(151,417)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	700,000	(64,098)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	400,000	(36,305)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	400,000	(31,802)

The Goldman Sachs Group, Inc. (iBoxx HY2)	September 20, 2009	Specified amount upon credit event notice	4.3% Quarterly	237,500	(1,686)

					$(787,534)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps
Barclays Capital Inc.	May 15, 2016	3.8% Semi-Annually	3-month LIBOR	$5,100,000	$16,582

Deutsche Bank AG	November 28, 2012	3-month LIBOR	5.27% Semi-Annually	1,900,000	152,941

					$169,523

		Total Unrealized Appreciation/(Depreciation)			$(618,011)

Western Asset Limited Duration Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps
Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	0.75% Quarterly	Specified amount upon credit event notice	$700,000	$(61,235)

Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	1,600,000	(142,852)

Barclays Capital Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	200,000	(17,496)

Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	Specified amount upon credit event notice	0.18% Monthly	450,000	(18,160)

Deutsche Bank AG (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	240,000	(14,347)

Deutsche Bank AG (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	240,000	(13,997)

JP Morgan Chase & Co. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	400,000	(34,990)

Morgan Stanley & Co. Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	200,000	(17,814)

Morgan Stanley & Co. Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	100,000	(9,108)

Annual Report to Shareholders

Western Asset Limited Duration Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$200,000	$(17,956)

Morgan Stanley & Co. Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	200,000	(18,171)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	1,100,000	(100,726)

The Goldman Sachs Group, Inc. (CDX IG HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	300,000	(23,851)

					$(490,703)

Interest Rate Swaps
Deutsche Bank AG	September 17, 2018	4.25% Semi-Annually	3-month LIBOR	6,500,000	(29,178)

Deutsche Bank AG	November 28, 2012	3-month LIBOR	5.27% Semi-Annually	2,200,000	193,694

					$164,516

		Total Unrealized Appreciation/(Depreciation)			$(326,187)

4. Securities Lending

Each Fund may lend its securities to approved brokers to earn additional income, and will receive cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of the loaned securities. At March 31, 2008, collateral for securities on loan consisted of:

	Money Market Pooled Accounts	U.S. Government Securities
Core	$578,572,379	$48,552,019
Core Plus	1,170,604,429	128,757,836
Inflation Indexed	186,060,833	35,860,515
Intermediate	134,911,807	5,708,566

5. Transactions With Affiliates:

Each Fund has an investment management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Western Asset Management Company (“Western Asset”) is the investment adviser to Absolute Return, Core, Core Plus, High Yield, Inflation Indexed, Intermediate, Intermediate Plus, and Limited Duration. Western Asset Management Company Limited (“WAML”) is the investment adviser to Non-U.S. and shares advisory responsibilities with Western Asset for Absolute Return, Core Plus, Inflation Indexed, and Intermediate Plus. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA, Western Asset and WAML have voluntarily agreed to waive their fees and reimburse the Funds to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of

Annual Report to Shareholders

Notes to Financial Statements—Continued

each Fund’s average daily net assets. Western Asset and WAML have also agreed to waive their advisory fees (which are paid by LMFA, and not the Funds) in corresponding amounts. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Fund to LMFA, Western Asset and WAML, to the extent that from time to time during the next three fiscal years the repayment will not cause a Fund’s expenses to exceed the limit set forth by LMFA, Western Asset and WAML. The following chart shows annual rates of management fees, expense limits, management fees waived and potential fees which may be recaptured for each Fund.

Fund	Asset Breakpoint for Management Fee	Management Fee		Expense Limitation	Fees (Waived)/ Recaptured	Maximum Amount Subject to Recapture

Absolute Return
Institutional Class	All asset levels	0.750%		1.10%	$189,581	$—
Financial Intermediary Class	All asset levels	0.750%		1.35%	8	—

Core
Institutional Class	Up to $500 million Next $500 million In excess of $1 billion	0.450 0.425 0.400	% % %	0.50%	—	—
Financial Intermediary Class	Up to $500 million Next $500 million In excess of $1 billion	0.450 0.425 0.400	% % %	0.75%	—	—

Core Plus
Institutional Class	Up to $500 million Next $500 million In excess of $1 billion	0.450 0.425 0.400	% % %	0.45%	—	—
Financial Intermediary Class	Up to $500 million Next $500 million In excess of $1 billion	0.450 0.425 0.400	% % %	0.70%	—	—

High Yield	All asset levels	0.550%		0.65%	—	—

Inflation Indexed

Institutional	All asset levels	0.200%		0.25%	(151,013)	(457,255)

Financial Intermediary	All asset levels	0.200%		0.50%	(6)	(6)

Intermediate	All asset levels	0.400%		0.45%	28,475	(194,771)

Intermediate Plus	All asset levels	0.400%		0.45%	(124,716)	(452,666)

Limited Duration	All asset levels	0.350%		0.40%	(101,940)	(437,554)

Non-U.S.	All asset levels	0.450%		0.55%	(63,146)	(340,403)

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds’ shares. LMIS receives from each Fund an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Fund, computed daily and payable monthly.

LMFA, Western Asset, WAML and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

6. Fund Share Transactions:

At March 31, 2008, there were 13.1 billion shares of common stock of the Corporation authorized at $.001 par value. Transactions in the Funds’ shares were as follows:

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Absolute Return
Institutional Class
Shares sold	25,040,517	$250,612,343	36,584,554	$371,514,164
Shares issued on reinvestment	2,465,367	24,781,815	631,102	6,441,688
Shares repurchased	(6,792,146)	(68,276,911)	(909,438)	(9,306,461)

Net Increase	20,713,738	$207,117,247	36,306,218	$368,649,391

Financial Intermediary Class
Shares sold	39,400	$395,029	1,652	$16,800
Shares issued on reinvestment	488	4,892	56	570
Shares repurchased	(298)	(3,000)	—	—

Net Increase	39,590	$396,921	1,708	$17,370

Core
Institutional Class
Shares sold	145,194,635	$1,603,386,410	109,207,551	$1,227,540,235
Shares issued on reinvestment	24,570,553	270,401,252	18,453,337	206,865,857
Shares repurchased	(119,670,207)	(1,306,567,803)	(73,985,323)	(822,762,916)

Net Increase	50,094,981	$567,219,859	53,675,565	$611,643,176

Financial Intermediary Class
Shares sold	61,374,893	$675,386,074	104,516,429	$1,162,120,339
Shares issued on reinvestment	7,607,185	83,678,848	4,041,530	45,485,796
Shares repurchased	(37,942,574)	(415,583,975)	(17,801,379)	(199,443,677)

Net Increase	31,039,504	$343,480,947	90,756,580	$1,008,162,458

Core Plus
Institutional Class
Shares sold	431,074,565	$4,418,392,877	517,391,677	$5,399,183,851
Shares issued on reinvestment	60,102,475	614,857,736	35,684,891	372,524,266
Shares repurchased	(269,816,777)	(2,748,602,623)	(137,124,692)	(1,423,367,606)

Net Increase	221,360,263	$2,284,647,990	415,951,876	$4,348,340,511

Financial Intermediary Class
Shares sold	92,870,337	$950,307,000	35,661,598	$372,492,531
Shares issued on reinvestment	5,521,041	56,470,452	2,729,449	28,500,650
Shares repurchased	(48,005,422)	(489,249,437)	(14,763,754)	(152,693,443)

Net Increase	50,385,956	$517,528,015	23,627,293	$248,299,738

Annual Report to Shareholders

Notes to Financial Statements—Continued

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
High Yield
Institutional Class
Shares sold	23,467,385	$240,438,693	21,423,737	$225,257,662
Shares issued on reinvestment	7,766,638	79,240,754	4,732,934	48,268,332
Shares repurchased	(27,068,309)	(264,369,485)	(2,033,622)	(21,085,854)

Net Increase	4,165,714	$55,309,962	24,123,049	$252,440,140

Inflation Indexed
Institutional Class
Shares sold	19,972,862	$211,161,547	9,069,158	$93,117,187
Shares issued on reinvestment	3,763,953	39,571,513	2,048,497	20,971,112
Shares repurchased	(9,104,549)	(96,721,397)	(2,315,019)	(23,663,204)

Net Increase	14,632,266	$154,011,663	8,802,636	$90,425,095

Financial Intermediary ClassA
Shares sold	21,815	$238,876	—	$—
Shares issued on reinvestment	108	1,186	—	—
Shares repurchased	(18,672)	(202,156)	—	—

Net Increase	3,251	$37,906	—	$—

Intermediate
Institutional Class
Shares sold	32,296,580	$334,375,744	20,543,609	$211,659,756
Shares issued on reinvestment	2,690,562	27,904,316	2,588,997	26,658,928
Shares repurchased	(27,670,873)	(287,140,762)	(34,281,270)	(351,410,855)

Net Increase (Decrease)	7,316,269	$75,139,298	(11,148,664)	$(113,092,171)

Intermediate Plus
Institutional Class
Shares sold	2,821,735	$27,713,562	2,077,405	$20,297,794
Shares issued on reinvestment	491,208	4,818,988	349,598	3,439,890
Shares repurchased	(580,831)	(5,695,398)	(873,959)	(8,558,253)

Net Increase	2,732,112	$26,837,152	1,553,044	$15,179,431

Limited Duration
Institutional Class
Shares sold	4,509,320	$43,936,448	6,140,043	$60,429,477
Shares issued on reinvestment	541,671	5,205,159	390,874	3,843,630
Shares repurchased	(2,848,957)	(27,501,407)	(4,747,155)	(46,701,280)

Net Increase	2,202,034	$21,640,200	1,783,762	$17,571,827

Non-U.S.
Institutional Class
Shares sold	7,776,592	$76,569,432	10,430,916	$100,110,270
Shares issued on reinvestment	39,858	394,372	192,711	1,792,208
Shares repurchased	(5,293,702)	(51,712,115)	(1,871,748)	(18,048,069)

Net Increase	2,522,748	$25,251,689	8,751,879	$83,854,409

AFinancial Intermediary Class commenced operations June 28, 2007.

Annual Report to Shareholders

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective April 1, 2007, the Fund adopted FIN 48. There was no material impact to the Financial Statements or disclosure there to as a result of this adoption.

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Absolute Return Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio (nine of the Portfolios comprising Western Asset Funds, Inc., the “Funds”) at March 31, 2008, the results of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 29, 2008

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2008:

	Absolute Return
Record Date:	Daily	5/23/2007	Daily	12/19/2007
Payable Date:	April 2007- December	5/25/2007	January 2008- March 2008	12/21/2007
Interest from Federal Obligations	4.47%	4.47%	2.82%	—

Long-Term Capital Gain Dividend	—	$0.017090	—	$0.003200

	Core
Record Date:	Daily	5/23/2007	Daily
Payable Date:	April 2007- December 2007	5/25/2007	January 2008- March 2008
Ordinary Income:
Qualified Dividend Income for Individuals	0.09%	0.15%	1.19%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.17%	0.17%	1.36%

Interest from Federal Obligations	10.30%	10.30%	2.68%

Long-Term Capital Gain Dividend	—	$0.039543	—

	Core Plus
Record Date:	Daily	5/23/2007	Daily
Payable Date:	April 2007- December 2007	5/25/2007	January 2008- March 2008
Ordinary Income:
Qualified Dividend Income for Individuals	0.69%	0.07%	1.08%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.62%	0.62%	1.08%

Interest from Federal Obligations	8.94%	8.94%	12.56%

Long-Term Capital Gain Dividend	—	$0.025599	—

	High Yield
Record Date:	5/23/2007	7/11/2007	10/11/2007	12/19/2007
Payable Date:	5/25/2007	7/13/2007	10/15/2007	12/21/2007
Ordinary Income:
Qualified Dividend Income for Individuals	0.10%	0.12%	0.12%	0.12%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.11%	0.11%	0.11%	0.11%

Long-Term Capital Gain Dividend	$0.041940	—	—	$0.011200

	Inflation Indexed
Record Date:	Daily	Daily
Payable Date:	April 2007- December 2007	January 2007- March 2007
Interest from Federal Obligations*	93.75%	35.14%

* This Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

Annual Report to Shareholders

	Intermediate
Record Date:	Daily	Daily
Payable Date:	April 2007- December 2007	January 2008- March 2008
Ordinary Income:
Qualified Dividend Income for Individuals	0.04%	0.05%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.11%	0.05%

Interest from Federal Obligations	12.56%	10.91%

	Intermediate Plus
Record Date:	Daily	5/23/2007	Daily
Payable Date:	April 2007- December 2007	5/25/2007	January 2008- March 2008
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	0.53%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	—	—	0.53%

Interest from Federal Obligations	16.59%	16.59%	7.76%

Long-Term Capital Gain Dividend	—	$0.010400	—

	Limited Duration
Record Date:	Daily	Daily	Daily
Payable Date:	April 2007	May 2007- December 2007	January 2008- March 2008

Interest from Federal Obligations	10.02%	10.02%	4.25%*

Tax Return of Capital	9.56%	10.54%	10.54%

* Expressed as a percentage of the distributions reduced for the return of capital.

	Non-U.S.
Record Date:	5/23/2007	12/19/2007
Payable Date:	5/25/2007	12/21/2007

Long-Term Capital Gain Dividend	$0.004270	$0.021200

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Annual Report to Shareholders

Directors and Officers

The Directors and officers of the Funds, their year of birth and a description of their principal occupations during the past five years are listed below. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Director or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101.

Name and Year Born	Position(s) Held With Corporation	Term of Office and Length of Time ServedA	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
Independent Directors
Ronald J. Arnault 1943	Director	Served since 1997	15	None	Retired.
Anita L. DeFrantz 1952	Director	Served since 1998	15	OBN Holdings, Inc.	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Member of the International Olympic Committee (1986-present).
Avedick B. Poladian 1951	Director	Served since 2007	15	Occidental Petroleum Corporation	Executive Vice President and Chief Administrative Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2003-present); Partner, Arthur Andersen, LLP (1974-2002).
William E. B. Siart 1946	Director and Chairman	Served since 1997	15	None	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Jaynie Miller Studenmund 1954	Director	Served since 2004	15	Orbitz Worldwide	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).
Interested Directors
R. Jay Gerken 1951	Director and President	Served as a Director since 2006 and as President since 2007C	152	Trustee or Director of certain funds associated with Legg Mason & Co., LLC or its affiliates (consisting of 152 portfolios).	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).
Ronald L. Olson 1941	Director	Served since 2005D	15	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year Born	Position(s) Held With Corporation	Term of Office and Length of Time ServedA	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
OfficersD
D. Daniel Fleet 1957	Vice President	Served since 2006	N/A	N/A	President of Western Asset (2006-present); Vice President of Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Director, Western Asset Management Company Limited (2006-present); Director of Risk Management of Western Asset (1999-2006).
Gavin L. James 1960	Vice President	Served since 2001	N/A	N/A	Director of Global Client Services and Marketing of Western Asset (1998-present).
S. Kenneth Leech 1954	Vice President	Served since 1990	N/A	N/A	Chief Investment Officer of Western Asset (1998-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).
Stephen A. Walsh 1958	Vice President	Served since 1994	N/A	N/A	Deputy Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).
Susanne D. Wilson 1961 100 Light Street Baltimore, MD 21202	Vice President	Served since 1998	N/A	N/A	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Served since 1990	N/A	N/A	Vice President, Legg Mason & Co., LLC (2005-present); Legg Mason Wood Walker, Incorporated (1992-2005); Vice President (1986-present), Chief Financial Officer (2006-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Treasurer and Principal Financial and Accounting Officer, Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Principal Financial and Accounting Officer of Western Asset Income Fund (2001-present) and Western Asset Premier Bond Fund (2001-present); Treasurer of the Corporation (1990-2006), Western Asset Income Fund (2001-2006) and Western Asset Premier Bond Fund (2001-2006).

Annual Report to Shareholders

Name and Year Born	Position(s) Held With Corporation	Term of Office and Length of Time ServedA	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held	Principal Occupations During the Past 5 Years
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Treasurer	Served since 2006	N/A	N/A	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Legg Mason Partners Fund complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).
Susan C. Curry 1966 125 Broad St. New York, NY 10004	Assistant Treasurer	Served since 2007	N/A	N/A	Director of Tax—Mutual Funds, Legg Mason & Co., LLC (2005-present); Director of Tax—Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).
Todd F. Kuehl 1969 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	N/A	N/A	Vice President, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, Western Asset Income Fund, Western Asset Premier Bond Fund (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Richard M. Wachterman 1947 100 Light Street Baltimore, MD 21202	Secretary	Served since 2008	N/A	N/A	Associate General Counsel, Legg Mason & Co. (2004-present); Managing Director, Victory Capital Management (1981-2003); Secretary, Legg Mason Funds (2004-present); Secretary, Western Funds (2008-present); Vice President, Legg Mason Fund Adviser, Inc. (2007-present).

Annual Report to Shareholders

A

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange.

B

In addition to overseeing the thirteen portfolios of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation. In addition, Mr. Gerken serves as Director/Trustee to 152 other funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of LMFA and Western Asset.

C

Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of Western Asset.

D	Mr. Olson is an “interested person” (as defined above) of each Fund because his law firm has provided legal services to Western Asset.
E	Each officer of the Corporation is an “interested person” (as defined above) of the Corporation.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S

DIRECTORS AND OFFICERS IS CONTAINED IN THE

CORPORATION’S STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING

1-888-425-6432, OR ON THE SECURITIES AND EXCHANGE

COMMISSION’S WEBSITE (http://www.sec.gov).

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreements between the Corporation and LMFA, the Investment Advisory Agreements between LMFA and Western Asset and the Investment Advisory Agreements between LMFA and WAML (collectively, the “Agreements”) with respect to each Fund (other than the Absolute Return Portfolio) at meetings held on September 11, 2007, October 11, 2007 and October 27, 2007. At a subsequent meeting held on November 6, 2007, the Executive and Contracts Committee reported to the full Board of Directors their considerations with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel as well as representatives of LMFA; reviewed a variety of information prepared by LMFA and the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper, and certain other comparable products available from Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Funds’ performance and other relevant matters, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined LMFA’s ability to provide high quality oversight and administrative and shareholder support services to the Funds, and Western Asset’s and WAML’s ability to provide high quality investment management services to the Funds. The Directors considered the experience of LMFA’s personnel in providing the types of services that LMFA is responsible for providing to the Funds; the ability of LMFA to attract and retain capable personnel; the capability and integrity of LMFA’s senior management and staff; and the level of skill required to provide such services to the Funds. The Directors considered the investment philosophy and research and decision-making processes of each Adviser; the experience of its key advisory personnel responsible for management of the Funds; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage each Fund. In addition, the Directors reviewed the quality of LMFA and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect LMFA or an Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including LMFA and each Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Funds given their respective investment objectives and policies, and that LMFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Funds, the Directors also reviewed comparisons of the performance of the Funds to the performance of certain comparable funds in their respective peer groups and to their respective investment benchmarks over one-, three-, five- and ten-year periods ended August 31, 2007 (as applicable). In that connection, the Directors noted that although the performance of most of the Funds for the one-year period was below their peer groups, the performance of most of the Funds over most of the periods was above the average of their respective investment benchmarks and peer groups. With respect to each of the Funds, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer groups.

The Directors also considered the management fees payable by the Funds to LMFA, the total expenses payable by the Funds and the fact that LMFA pays to the Advisers the entire management fee it receives from each Fund. They reviewed information concerning fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fees paid to LMFA by each of the Funds other than Absolute Return, Core Bond, Core Plus Bond and High Yield were below the median of the funds in their respective peer groups. The Directors also observed that total expenses for each Fund except Core Bond were below the average of the funds in its respective peer group (and Core Bond’s expenses were close to the average). The Directors noted that the management fees paid by the Funds were generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Funds were also relatively higher. In light of these differences, the Directors concluded that the differences in management fees from those paid by the Advisers’ other clients were reasonable.

Annual Report to Shareholders

The Directors further evaluated the benefits of the advisory relationship to LMFA and the Advisers, including, among others, the profitability of the relationship to LMFA and the Advisers; the direct and indirect benefits that LMFA and each Adviser may receive from its relationship with the Funds, including any “fallout benefits”, such as reputational value derived from serving as investment manager or adviser; and the affiliations between LMFA, the Advisers and certain service providers for the Portfolios. In that connection, the Directors concluded that LMFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Funds grow. They further concluded that, where a Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of LMFA and the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by each Adviser; that the fees to be paid to the Advisers and LMFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMFA; and that approval of the Agreements was in the best interest of the Corporation and its shareholders.

Board Consideration of the Management and Advisory Agreements—Continued

Annual Report to Shareholders

Privacy Policy

The Funds are committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Funds fulfill this commitment.

From time to time, the Funds, through their Service Provider, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Funds, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Funds do not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Funds may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Funds, such as printing and mailing or to other financial institutions with which the Funds have joint marketing agreements are required to protect the confidentiality of shareholders information and to use it only to perform the services for which the companies are hired.

The Funds, through their Service Provider, maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Funds will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Funds, Inc.

Western Asset Funds, Inc.

The Board of Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

D. Daniel Fleet, Vice President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Susanne D. Wilson, Vice President

Marie K. Karpinski, Principal Financial and Accounting Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Todd F. Kuehl, Chief Compliance Officer

Richard M. Wachterman, Secretary

Investment Manager

Legg Mason Fund Adviser, Inc.

P.O. Box 17635

Baltimore, Maryland 21297-1635

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

66 Brooks Drive

Braintree, Massachusetts 02184

Custodian

State Street Bank & Trust Company

P.O Box 1031

Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, Maryland 21201

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to each Fund’s portfolio securities is contained in the Statement of Additional Information, available upon request without charge by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or without charge through www.westernassetfunds.com.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov) and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available upon request by calling 1-888-425-6432 or at www.lminstitutionalfunds.com/fund_information/fund_literature/gbl_literature/proxy_report.asp.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Western Asset Management Company

Legg Mason Investor Services, LLC, Distributor

Legg Mason, Inc. Subsidiaries

WAF-A-(05/08) TN08-2143	WASX010993

Item 2 – Code of Ethics

(a)	Western Asset Funds, Inc. (the “Registrant”) has adopted a Code of Ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s Principal Executive, Financial and Accounting Officers a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Omitted.

Item 3 – Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended March 31, 2007 - $310,975

Fiscal Year Ended March 31, 2008 - $366,800

(b)	Audit-Related Fees

Fiscal Year Ended March 31, 2007 - $20,750

Fiscal Year Ended March 31, 2008 - $25,500

Services include interim audit security pricing.

PricewaterhouseCoopers LLP billed fees in the amount of $145,000 and $208,000 for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended March 31, 2007 and March 31, 2008, respectively.

PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company and reviewed the Australian Superannuation Circular.

(c)	Tax Fees

Fiscal Year Ended March 31, 2007 - $9,900

Fiscal Year Ended March 31, 2008 - $21,600

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

(2)	None

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable

(g)	Non-Audit Fees

Fiscal Year Ended March 31, 2007 - $975,316

Fiscal Year Ended March 31, 2008 - $1,236,000

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

The schedule of investments in unaffiliated issuers as of the close of the March 31, 2008, reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7 – Disclosure of Proxy Voting Policies and Procedures

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics subject to disclosure required by Item 2 – filed as an exhibit hereto.

(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Funds, Inc.
Date:	June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Funds, Inc.
Date:	June 5, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Principal Financial and Accounting Officer
Western Asset Funds, Inc.
Date:	June 5, 2008